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EQUITY
FUNDS PROSPECTUS



JANUARY 28, 2006
AS REVISED
MAY 9, 2006


CLASS A, CLASS C, CLASS R, AND CLASS S

LARGE CAP GROWTH FUND
MID CAP GROWTH FUND
SMALL CAP GROWTH FUND
ENTERPRISE FUND
ENTERPRISE SMALL CAP FUND
MICROCAP VALUE FUND
VALUE FUND


INVESTMENT ADVISOR:
Voyageur Asset Management, Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402.1240

QUESTIONS?
Call 1-800-422-2766 or your investment representative.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS



                                            RISK/RETURN SUMMARY AND FUND EXPENSES
----------------------------------------------------------------------------------------------------------------
THIS PROSPECTUS DESCRIBES THE                3-15    Investment Objectives, Principal Investment Strategies,
EQUITY FUNDS ("FUNDS") OFFERED                       Principal Risks and Performance Information
BY THE TAMARACK FUNDS TRUST.                         o 3  Large Cap Growth Fund
CAREFULLY REVIEW THIS IMPORTANT                      o 5  Mid Cap Growth Fund
SECTION, WHICH SUMMARIZES EACH                       o 7  Small Cap Growth Fund
FUND'S INVESTMENTS, RISKS, PAST                      o 9  Enterprise Fund
PERFORMANCE, AND FEES.                               o 11 Enterprise Small Cap Fund
                                                     o 13 Microcap Value Fund
                                                     o 15 Value Fund
                                               17    Fees and Expenses

                                            ADDITIONAL INFORMATION
----------------------------------------------------------------------------------------------------------------
                                               23    Investing for Temporary Defensive Purposes
                                               23    Risk Profile of Mutual Funds
                                               23    Overview of Principal Risks of the Funds

                                            FUND MANAGEMENT
----------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             24    Investment Advisor
THE PEOPLE AND ORGANIZATIONS                   24    Portfolio Managers
WHO OVERSEE THE FUNDS. THE                     26    Other Service Providers
FUNDS ARE MANAGED BY
VOYAGEUR ASSET MANAGEMENT
INC. ("VOYAGEUR" OR THE
"ADVISOR").

                                            SHAREHOLDER INFORMATION
----------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             27    Pricing of Fund Shares
HOW SHARES ARE VALUED, HOW TO                  29    Purchasing and Adding to Your Shares
PURCHASE, SELL AND EXCHANGE                    34    Selling Your Shares
SHARES, RELATED CHARGES AND                    37    Exchanging Your Shares
PAYMENTS OF DIVIDENDS AND                      39    Additional Shareholder Services
DISTRIBUTIONS.                                 40    Market Timing and Excessive Trading
                                               41    Disclosure of Portfolio Holdings
                                               42    Distribution Arrangements/Sales Charges
                                               45    Distribution and Service (12b-1) Fees
                                               46    Dividends, Distributions and Taxes
                                               47    Organizational Structure

                                            FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
                                               48

                                            PRIVACY POLICY
----------------------------------------------------------------------------------------------------------------
                                               59

                                            BACK COVER
----------------------------------------------------------------------------------------------------------------
                                                     Where to Learn More About the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. Long-term capital       | MARKET CAPITALIZATION is a
appreciation.                                 | common measure of the size of a
                                              | company. It is the market price
PRINCIPAL INVESTMENT STRATEGIES. The Fund     | of a share of the company's
normally invests at least 80% of its net      | stock multiplied by the number
assets, plus any borrowings for investment    | of shares that are outstanding.
purposes, in common stocks of large U.S.      ---------------------------------
companies each having $5 billion or more in
market capitalization at the time of          ---------------------------------
purchase by the Fund. The Fund will provide   | SHORT SALES "AGAINST THE BOX."
notice to shareholders at least 60 days       | In a short sale, the buyer
prior to any change to this policy. The       | agrees to sell a security it
Advisor uses quantitative and qualitative     | does not own. The buyer then
analysis to select stocks for the Fund's      | buys or borrows the security to
portfolio that the Advisor believes offer     | complete the sale. The Fund may
attractive growth opportunities and are       | engage only in short sales
selling at reasonable prices. The Fund        | "against the box." Thus, the
pursues this strategy by first considering    | Fund may only sell a security
fundamental factors such as book value, cash  | short if it already owns, or has
flow, earnings, and sales. The Advisor's      | the right to obtain at no
quantitative analysis also includes in-depth  | additional cost, an equal amount
analysis of a company's financial             | of the security. In these
statements. Once a company passes this        | transactions, the Fund seeks to
quantitative screening process, the Advisor   | hedge against a decline in the
utilizes a more traditional qualitative       | price of the security.
approach. This analysis considers factors     ---------------------------------
such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. A portion of the Fund's assets may be invested in securities of non-U.S. companies, generally through American Depositary Receipts ("ADRs"). The Advisor will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.

A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Large Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 1000 Growth Index is an unmanaged index of growth securities. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500(R)") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The indexes reflect no deductions for fees, expenses or taxes. The returns for Class C, R and S shares may differ from the Class A shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.



PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, DO NOT REFLECT TAXES AND DO NOT REFLECT A SALES CHARGE. IF A SALES CHARGE WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.)


20.02%    27.80%    15.46%    24.58%    (11.95)%   (16.65)%   (23.69)%   20.94%    9.16%    2.99%
--------------------------------------------------------------------------------------------------
 1996       97        98        99         00         01         02        03        04      05
--------------------------------------------------------------------------------------------------
Best quarter:    Q4   1998         23.37%   |
Worst quarter:   Q3   2002        (16.85)%  |
--------------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                                PAST           PAST 5        PAST 10
                                                                                YEAR           YEARS          YEARS
 Class A Before Taxes(2)                                                        (2.90)%         (4.01)%        4.70%
 Class A After Taxes on Distributions(2)                                        (2.90)%         (4.02)%        3.91%
 Class A After Taxes on Distributions and Sale of Shares(2)                     (1.89)%         (3.37)%        3.77%
 Class C Before Taxes(3)                                                         1.16%            N/A           N/A
 Class R Before Taxes(3)                                                         2.71%            N/A           N/A
 Class S Before Taxes(3)                                                         3.28%            N/A           N/A

 Russell 1000 Growth Index(4)                                                    5.26%          (3.58)%        6.73%
 S&P 500(R) Index                                                                4.91%           0.54%         9.07%
-----------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Large Cap Equity Fund, the predecessor to Tamarack Large Cap Growth Fund. The quoted performance includes the performance of a common trust fund ("CTF") account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the RBC Large Cap Equity Fund's commencement of operations on October 1, 1996, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2)  Reflects 5.75% sales charge.

(3)  Classes C, R and S commenced operations on April 19, 2004.

(4) Fund management has determined that this benchmark more closely reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

MID CAP GROWTH FUND

INVESTMENT OBJECTIVE. Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-sized companies that fall within the market capitalization range of companies in the Standard and Poor's Midcap 400(R) Composite Stock Price Index (the "S&P Midcap 400(R) Index") at the time of purchase by the Fund. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. As of December 31, 2005, the range of market capitalization of companies within the S&P Midcap 400(R) Index was approximately $424 million to $14.8 billion. The Advisor uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Advisor believes offer attractive growth opportunities and are selling at reasonable prices. The Advisor pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Advisor's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Advisor utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Advisor will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

MID-SIZED COMPANY RISK. Stocks of mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Mid-sized companies may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Mid Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell Midcap Growth Index is an unmanaged index of growth securities. The S&P Midcap 400(R) Index in the table below is an unmanaged index of 400 selected common stocks of mid-sized companies. The indexes reflect no deductions for fees, expenses or taxes. The returns for Class C, R and S shares may differ from the Class A shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, DO NOT REFLECT TAXES AND DO NOT REFLECT A SALES CHARGE. IF A SALES CHARGE WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.)

23.99%    26.29%   21.19%   10.68%    15.13%   0.78%   (17.72)%   32.21%    6.32%     12.85%
--------------------------------------------------------------------------------------------------
 1996       97       98       99        00      01        02        03       04         05
--------------------------------------------------------------------------------------------------
Best quarter:    Q4   1998         28.96%   |
Worst quarter:   Q3   2002        (17.34)%  |
--------------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                              PAST        PAST 5       PAST 10
                                                                              YEAR         YEARS        YEARS
 Class A Before Taxes(2)                                                       6.34%        4.38%        11.60%
 Class A After Taxes on Distributions(2)                                       6.04%        3.54%         8.71%
 Class A After Taxes on Distributions and Sale of Shares(2)                    4.50%        3.55%         8.76%
 Class C Before Taxes(3)                                                      11.12%         N/A           N/A
 Class R Before Taxes(3)                                                      12.61%         N/A           N/A
 Class S Before Taxes(3)                                                      13.23%         N/A           N/A

 Russell Midcap Growth Index(4)                                               12.10%        1.38%         9.27%
 S&P Midcap 400(R) Index                                                      12.56%        8.60%        14.36%
-----------------------------------------------------------------------------------------------------------------

(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to Tamarack Mid Cap Growth Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2)  Reflects 5.75% sales charge.

(3)  Classes C, R and S commenced operations on April 19, 2004.

(4) Fund management has determined that this benchmark more closely reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund focuses on equity securities that the Advisor believes have strong prospects for appreciation through growth in earnings. Small capitalization companies are defined by the Fund as companies with a market capitalization of less than $2.0 billion at time of investment of its assets. In selecting stocks for the Fund, the Advisor considers certain factors including sales and earnings growth rates and the strength of the issuer's balance sheet. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Fund may also invest in foreign securities traded on U.S. exchanges. The Advisor will consider selling securities if the issuer's market capitalization exceeds $5.0 billion. The Fund may engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.

A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

SMALL COMPANY RISK. Stocks of smaller companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Small Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small market capitalizations. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price to book ratios and higher forecasted earnings growth rates. The indexes reflect no deductions for fees, expenses or taxes. The returns for Class C, R and S shares may differ from the Class A shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, DO NOT REFLECT TAXES AND DO NOT REFLECT A SALES CHARGE. IF A SALES CHARGE WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.)

22.47%    31.66%   8.90%    10.41%   10.70%   (1.70)%   (18.05)%    37.58%   17.20%    4.76%
------------------------------------------------------------------------------------------------
 1996       97      98        99       00       01         02         03       04        05
------------------------------------------------------------------------------------------------
Best quarter:    Q4   1998         23.93%   |
Worst quarter:   Q3   1998        (17.99)%  |
--------------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                                PAST         PAST 5       PAST 10
                                                                                YEAR          YEARS        YEARS
 Class A Before Taxes(2)                                                        (1.29)%        5.10%        10.66%
 Class A After Taxes on Distributions(2)                                        (5.24)%        3.72%         8.46%
 Class A After Taxes on Distributions and Sale of Shares(2)                      4.31%         4.33%         8.45%
 Class C Before Taxes(3)                                                         3.08%          N/A           N/A
 Class R Before Taxes(3)                                                         4.47%          N/A           N/A
 Class S Before Taxes(3)                                                         4.95%          N/A           N/A

 Russell 2000 Growth Index(4)                                                    4.15%         2.28%         4.69%
 Russell 2000 Index                                                              4.55%         8.22%         9.26%
--------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Small Cap Equity Fund, the predecessor to Tamarack Small Cap Growth Fund. The quoted performance includes the performance of a common trust fund ("CTF") account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to January 1, 1995, and prior to RBC Small Cap Equity Fund's commencement of operations on May 2, 1997, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if included, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2)  Reflects 5.75% sales charge.

(3)  Classes C, R and S commenced operations on April 19, 2004.


(4) Fund management has determined that this benchmark more closely reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

ENTERPRISE FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests in common stocks of small capitalization companies, defined for this purpose as companies whose market capitalizations at time of initial purchase are at or below the highest capitalization represented in the Russell 2000 Index. As of December 31, 2005 the highest capitalization represented in the Russell 2000 Index was $4.4 billion. The Fund's securities portfolio will primarily consist of small capitalization companies whose market capitalizations at the time of the Fund's initial purchase are below the dollar-weighted median market capitalization of companies in the Russell 2000 Index, defined for this purpose as "micro-cap" securities.

The Fund selects stocks of companies that are selling at prices the Advisor believes are reasonable in relation to the companies' fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:


     o price relative to earnings

     o price relative to sales

     o price relative to assets as measured by book value

     o price relative to cash flow


The Fund normally invests for the long term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.


A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").


PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.


SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.


IPO RISK. Although the Fund generally does not invest in initial public offerings ("IPOs"), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund's IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Enterprise Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. The Russell 2000 Value Index in the table below measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes reflect no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(1)
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)

21.27%    32.43%   (11.36)%   (7.26)%   12.47%   29.50%   (3.42)%   50.64%   15.17%    3.83%
------------------------------------------------------------------------------------------------
 1996       97        98        99        00       01       02        03       04      2005
------------------------------------------------------------------------------------------------
Best quarter:    Q2   1999    18.90%   |
Worst quarter:   Q3   2002   (20.19)%  |
---------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                               PAST          PAST 5       PAST 10
                                                                               YEAR          YEARS         YEARS
 Class S Before Taxes                                                           3.83%         17.64%        12.83%
 Class S After Taxes on Distributions                                           1.99%         16.93%        11.00%
 Class S After Taxes on Distributions and Sale of Shares                        4.93%         15.50%        10.49%
 Class A Before Taxes(2,3)                                                     (2.33)%          N/A           N/A
 Class C Before Taxes(2)                                                        1.93%           N/A           N/A
 Class R Before Taxes(2)                                                        3.34%           N/A           N/A

 Russell 2000 Value Index                                                       4.71%         13.55%        13.08%
 Russell 2000 Index                                                             4.55%          8.22%         9.26%
--------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to Tamarack Enterprise Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Classes A, C and R commenced operations on April 19, 2004.

(3)  Reflects 5.75% sales charge.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

ENTERPRISE SMALL CAP FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small, faster-growing companies. The Fund will provide notice to shareholders at least 60 days prior to any change in this policy. The Fund currently considers "small companies" to be those within the market capitalization range of the Russell 2000 Index at the time of initial purchase by the Fund. As of December 31, 2005, the market capitalization range of the Russell 2000 Index was $26 million to $4.4 billion. The Fund generally invests in stocks listed on national or regional exchanges or listed over-the-counter (on NASDAQ) with prices quoted daily in the financial press.

The Fund selects stocks of companies that are selling at prices the Advisor believes are reasonable in relation to the companies' fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:


     o    price relative to earnings

     o    price relative to sales

     o    price relative to assets as measured by book value

     o    price relative to cash flow


The Fund normally invests for the long-term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.


A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.


SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.


IPO RISK. Although the Fund generally does not invest in initial public offerings ("IPOs"), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund's IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Enterprise Small Cap Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. This index reflects no deduction for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(1)
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)

27.62%    33.27%   (4.33)%   6.16%   16.61%   2.73%   (9.96)%    43.85%    19.37%    (2.61)%
------------------------------------------------------------------------------------------------
 1996       97       98       99       00      01       02         03        04        05
------------------------------------------------------------------------------------------------
Best quarter:    Q2   2003     18.64%   |
Worst quarter:   Q3   2002    (19.01)%  |
-----------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                                PAST         PAST 5       PAST 10
                                                                                YEAR          YEARS        YEARS
 Class S Before Taxes                                                           (2.61)%        9.12%        12.04%
 Class S After Taxes on Distributions                                           (5.05)%        7.87%        10.41%
 Class S After Taxes on Distributions and Sale of Shares                         1.13%         7.68%        10.03%
 Class A Before Taxes(2,3)                                                      (8.47)%         N/A           N/A
 Class C Before Taxes(2)                                                        (4.37)%         N/A           N/A
 Class R Before Taxes(2)                                                        (3.16)%         N/A           N/A

 Russell 2000 Index                                                              4.55%         8.22%         9.26%
--------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to Tamarack Enterprise Small Cap Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Classes A, C and R commenced operations on April 19, 2004.

(3)  Reflects 5.75% sales charge.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

MICROCAP VALUE FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in microcap value stocks. The Fund will provide notice to shareholders at least 60 days prior to any change to its policy of investing in microcap stocks. Microcap value stocks combine the characteristics of "small stocks" and "value stocks." The Fund defines "small stocks" as stocks of companies that have market capitalization at the time of the Fund's initial purchase of between $20 million and the market capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks ("upper limit"). (At the close of business on December 31, 2005 this "upper limit" was approximately $700 million.) The "upper limit" is updated semi-annually. The Fund defines "value stocks" primarily as those with low price-to-book characteristics.

The Fund's portfolio may contain upwards of 400 stocks, depending on market conditions. Stocks may be purchased for the Fund's portfolio if they meet the "small stock" and "value stock" criteria described above; are issued by companies which have reported net income for the twelve month period prior to purchase of the stock; and are priced above $5.00 per share. The initial weighting of each portfolio holding will be based on market capitalization, certain additional value criteria and liquidity. Generally higher portfolio weightings will be assigned to stocks with larger market capitalization, but not necessarily in direct and equal proportion to relative portfolio size. Stocks with lower price to book ratios than the portfolio average may also be assigned higher portfolio weightings. Stocks with low liquidity (i.e. stocks for which it may be difficult to find an immediate buyer in the market) may be assigned a lower portfolio weighting. Low liquidity may also eliminate a stock which otherwise meets market capitalization and value criteria. Higher liquidity characteristics for an individual stock may result in higher portfolio weightings. There will be a portfolio review, which may result in rebalancing of holdings, at least once per year. In addition, the portfolio may be rebalanced as necessary if all or part of a stock is sold due to:

     o the price-to-book ratio is over 2.5 times that of stocks currently eligible for purchase by the Fund

     o the market capitalization is over 2 times that of stocks currently eligible for purchase by the Fund

     o    the issuer of the stock has reported net losses for the last 24 months

Sales of portfolio holdings may be made gradually over time as required by the liquidity criteria of an individual security.


A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.


SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Microcap Value Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. The Russell 2000 Value Index in the table below measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes reflect no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(1)
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)

21.38%    27.61%   (0.51)%   4.89%   11.31%    22.64%   (12.23)%   50.03%   23.75%   7.32%
------------------------------------------------------------------------------------------------
1996        97       98       99       00        01        02        03       04      05
------------------------------------------------------------------------------------------------
Best quarter:    Q2   2003     25.52%   |
Worst quarter:   Q3   2002    (21.10)%  |
-----------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after tax-returns for Class S shares. After-tax returns for other classes will vary.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                              PAST         PAST 5       PAST 10
                                                                              YEAR         YEARS         YEARS
 Class S Before Taxes                                                          7.32%        16.49%        14.46%
 Class S After Taxes on Distributions                                          5.92%        15.64%        12.56%
 Class S After Taxes on Distributions and Sale of Shares                       6.64%        14.28%        11.89%
 Class A Before Taxes(2,3)                                                     0.93%          N/A           N/A
 Class C Before Taxes(2)                                                       5.26%          N/A           N/A
 Class R Before Taxes(2)                                                       6.81%          N/A           N/A

 Russell 2000 Value Index                                                      4.71%        13.55%        13.08%
 Russell 2000 Index                                                            4.55%         8.22%         9.26%
------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to Tamarack Microcap Value Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Classes A, C and R commenced operations on April 19, 2004.

(3)  Reflects 5.75% sales charge.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

VALUE FUND

INVESTMENT OBJECTIVE. Long-term growth of capital and income.


PRINCIPAL INVESTMENT STRATEGIES. The Fund invests, under normal circumstances, at least 90% of its net assets, plus any borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets. The Fund invests in stocks that, at the time of initial purchase, meet each of the following criteria:

     o stocks that the Fund considers to be undervalued based on their earnings, dividends and/or assets or other widely recognized stock valuation measurements

     o stocks of companies the Fund believes are sound businesses with good future potential based on their fundamental characteristics

     o stocks of companies whose debt rating, if they issue debt, is investment grade or better as measured by either Standard & Poor's(R) or Moody's

The Fund normally invests for the long-term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable. With respect to stocks, the Fund generally requires a minimum market capitalization of $4 billion at time of purchase.


A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Value Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 1000 Value Index is an unmanaged index of value securities. The indexes reflect no deductions for fees, expenses or taxes. The S&P 500(R) Index in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(1)
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)

22.74%    26.51%   6.07%   1.09%    9.06%   (3.16)%  (14.47)%    24.95%   16.34%    1.29%
------------------------------------------------------------------------------------------------
 1996      97       98      99       00       01        02         03       04        05
------------------------------------------------------------------------------------------------
Best quarter:    Q2   2003     15.81%   |
Worst quarter:   Q3   1998    (17.78)%  |
----------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                               PAST         PAST 5       PAST 10
                                                                               YEAR          YEARS        YEARS
 Class S Before Taxes                                                           1.29%         4.05%        8.27%
 Class S After Taxes on Distributions                                          (1.21)%        2.81%        6.79%
 Class S After Taxes on Distributions and Sale of Shares                        4.22%         3.23%        6.65%
 Class A Before Taxes(2,3)                                                     (4.79)%       N/A           N/A
 Class C Before Taxes(2)                                                       (0.57)%       N/A           N/A
 Class R Before Taxes(2)                                                        0.75%        N/A           N/A

 Russell 1000 Value Index                                                       7.05%         5.28%       10.94%
 S&P 500(R) Index                                                               4.91%         0.54%        9.07%
------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Value Fund, the predecessor to Tamarack Value Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Classes A, C and R commenced operations on April 19, 2004.

(3)  Reflects 5.75% sales charge.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Tamarack Equity Funds. The term "offering price" includes the front-end sales load.

                             LARGE CAP GROWTH FUND

                                                   CLASS A        CLASS C        CLASS R       CLASS S
--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    5.75%(1)       None           None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                 1.00%(2)       1.00%(3)       None          None
Redemption Fee(4)                                   2.00%          2.00%          2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                     0.70%          0.70%          0.70%         0.70%
Distribution (12b-1) fees(5)                        0.50%          1.00%          0.50%         None
Other expenses(6)                                   0.54%          0.54%          0.54%         0.54%
                                                  ------         ------         ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES6               1.74%          2.24%          1.74%         1.24%
                                                  ------         ------         ------        ------
Fee waiver/expense reimbursement(7)                (0.49)%        (0.24)%        (0.24)%       (0.24)%
                                                  ------         ------         ------        ------
Net annual fund operating expenses                  1.25%          2.00%          1.50%         1.00%
                                                  ------         ------         ------        ------


                              MID CAP GROWTH FUND

                                                   CLASS A        CLASS C        CLASS R       CLASS S
--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    5.75%(1)       None           None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                 1.00%(2)       1.00%(3)       None          None
Redemption Fee(4)                                   2.00%          2.00%          2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                     0.70%          0.70%          0.70%         0.70%
Distribution (12b-1) fees(5)                        0.50%          1.00%          0.50%         None
Other expenses(6)                                   0.55%          0.55%          0.55%         0.55%
                                                  ------         ------         ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)             1.75%          2.25%          1.75%         1.25%
                                                  ------         ------         ------        ------
Fee waiver/expense reimbursement(7)                (0.40)%        (0.15)%        (0.15)%       (0.15)%
                                                  ------         ------         ------        ------
Net annual fund operating expenses                  1.35%          2.10%          1.60%         1.10%
                                                  ------         ------         ------        ------

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------


                             SMALL CAP GROWTH FUND

                                                   CLASS A        CLASS C        CLASS R       CLASS S
--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    5.75%(1)       None           None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                 1.00%(2)       1.00%(3)       None          None
Redemption Fee(4)                                   2.00%          2.00%          2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                     0.70%          0.70%          0.70%         0.70%
Distribution (12b-1) fees(5)                        0.50%          1.00%          0.50%         None
Other expenses(6)                                   1.60%          1.60%          1.60%         1.60%
                                                  ------         ------         ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)             2.80%          3.30%          2.80%         2.30%
                                                  ------         ------         ------        ------
Fee waiver/expense reimbursement(7)                (1.12)%        (0.87)%        (0.87)%       (0.87)%
                                                  ------         ------         ------        ------
Net annual fund operating expenses                  1.68%          2.43%          1.93%         1.43%
                                                  ------         ------         ------        ------


                                ENTERPRISE FUND

                                                   CLASS A        CLASS C        CLASS R       CLASS S
--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    5.75%(1)       None           None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                 1.00%(2)       1.00%(3)       None          None
Redemption Fee(4)                                   2.00%          2.00%          2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                     0.94%          0.94%          0.94%         0.94%
Distribution (12b-1) fees(5)                        0.50%          1.00%          0.50%         None
Other expenses(6)                                   0.44%          0.44%          0.44%         0.44%
                                                  ------         ------         ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)             1.88%          2.38%          1.88%         1.38%
                                                  ------         ------         ------        ------
Fee waiver/expense reimbursement(7)                (0.55)%        (0.30)%        (0.30)%       (0.30)%
                                                  ------         ------         ------        ------
Net annual fund operating expenses                  1.33%          2.08%          1.58%         1.08%
                                                  ------         ------         ------        ------

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------


                           ENTERPRISE SMALL CAP FUND

                                                   CLASS A        CLASS C        CLASS R       CLASS S
--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    5.75%(1)       None           None          None
Maximum Deferred Sales Charge (Load) (as
 a % of offering or sales price, whichever
 is less)                                           1.00%(2)       1.00%(3)       None          None
Redemption Fee(4)                                   2.00%          2.00%          2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                     1.10%          1.10%          1.10%         1.10%
Distribution (12b-1) fees(5)                        0.50%          1.00%          0.50%         None
Other expenses(6)                                   0.53%          0.53%          0.53%         0.53%
                                                  ------         ------         ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)             2.13%          2.63%          2.13%         1.63%
                                                  ------         ------         ------        ------
Fee waiver/expense reimbursement(7)                (0.58)%        (0.33)%        (0.33)%       (0.33)%
                                                  ------         ------         ------        ------
Net annual fund operating expenses                  1.55%          2.30%          1.80%         1.30%
                                                  ------         ------         ------        ------


                              MICROCAP VALUE FUND

                                                   CLASS A        CLASS C        CLASS R       CLASS S
--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    5.75%(1)       None           None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                 1.00%(2)       1.00%(3)       None          None
Redemption Fee(4)                                   2.00%          2.00%          2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                     0.90%          0.90%          0.90%         0.90%
Distribution (12b-1) fees(5)                        0.50%          1.00%          0.50%         None
Other expenses(6)                                   0.33%          0.33%          0.33%         0.33%
                                                  ------         ------         ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)             1.73%          2.23%          1.73%         1.23%
                                                  ------         ------         ------        ------
Fee waiver/expense reimbursement(7)                (0.41)%        (0.16)%        (0.16)%       (0.16)%
                                                  ------         ------         ------        ------
Net annual fund operating expenses                  1.32%          2.07%          1.57%         1.07%
                                                  ------         ------         ------        ------

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------


                                  VALUE FUND

                                                   CLASS A        CLASS C        CLASS R       CLASS S
--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    5.75%(1)       None           None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                 1.00%(2)       1.00%(3)       None          None
Redemption Fee(4)                                    2.00%         2.00%          2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                     0.85%          0.85%          0.85%         0.85%
Distribution (12b-1) fees(5)                        0.50%          1.00%          0.50%         None
Other expenses(6)                                   0.42%          0.42%          0.42%         0.42%
                                                  ------         ------         ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)             1.77%          2.27%          1.77%         1.27%
                                                  ------         ------         ------        ------
Fee waiver/expense reimbursement(7)                (0.49)%        (0.24)%        (0.24)%       (0.24)%
                                                  ------         ------         ------        ------
Net annual fund operating expenses                  1.28%          2.03%          1.53%         1.03%
                                                  ------         ------         ------        ------

(1) Sales charges decline for purchases of $25,000 or more. See "Distribution Arrangements/Sales Charges -- Front-End Sales Charges," below. This sales charge will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate; (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization; (iii) accounts invested through RBC Centura Securities, Inc. and RBC Dain Rauscher Inc.; and (iv) trustees, directors, officers and employees of the Tamarack Funds or Voyageur Asset Management Inc.

(2) A 1.00% contingent deferred sales charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more on which no initial sales charge was paid. See "Distribution
     Arrangements/Sales Charges -- Contingent Deferred Sales Charges" below.

(3) A 1.00% CDSC is imposed on redemptions of Class C shares made within 12 months of purchase. See "Distribution Arrangements/Sales Charges -- Contingent Deferred Sales Charges," below.

(4) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(5) Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by the NASD.

(6)  Based on estimated expenses for the current fiscal year.

(7) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of all Tamarack Equity Funds to the levels listed above under Net Annual Fund Operating Expenses. For Class A shares, the amount of the Net Annual Fund Operating Expenses reflects a contractual waiver of 12b-1 fees of 0.25%. These expense limitation agreements are in place until January 31, 2007. The Advisor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------

EXAMPLE: These Examples are intended to help you compare the cost of investing in the Equity Funds with the cost of investing in other mutual funds. The Examples assumes:

     o    $10,000 investment

     o    5% annual return and reinvestment of dividends and distributions

     o    redemption at the end of each period

     o    the Fund's operating expense levels remain the same from year to year

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                             LARGE CAP GROWTH FUND


                                CLASS A     CLASS C     CLASS R     CLASS S
--------------------------------------------------------------------------------
One Year After Purchase         $  695      $  203      $  153      $  102
Three Years After Purchase      $1,046      $  677      $  525      $  370
Five Years After Purchase       $1,421      $1,178      $  921      $  658
Ten Years After Purchase        $2,470      $2,556      $2,032      $1,479


                              MID CAP GROWTH FUND

                                CLASS A     CLASS C     CLASS R     CLASS S
--------------------------------------------------------------------------------
One Year After Purchase         $  705      $  213      $  163      $  112
Three Years After Purchase      $1,058      $  689      $  536      $  382
Five Years After Purchase       $1,434      $1,191      $  935      $  672
Ten Years After Purchase        $2,488      $2,573      $2,050      $1,498


                             SMALL CAP GROWTH FUND

                                CLASS A     CLASS C     CLASS R     CLASS S
--------------------------------------------------------------------------------
One Year After Purchase         $  736      $  246      $  196      $  146
Three Years After Purchase      $1,293      $  935      $  786      $  635
Five Years After Purchase       $1,876      $1,647      $1,402      $1,151
Ten Years After Purchase        $3,447      $3,536      $3,065      $2,568


                                ENTERPRISE FUND

                                CLASS A     CLASS C     CLASS R     CLASS S
--------------------------------------------------------------------------------
One Year After Purchase         $  703      $  211      $  161      $  110
Three Years After Purchase      $1,082      $  714      $  562      $  407
Five Years After Purchase       $1,485      $1,243      $  988      $  727
Ten Years After Purchase        $2,607      $2,639      $2,177      $1,631


                           ENTERPRISE SMALL CAP FUND

                                CLASS A     CLASS C     CLASS R     CLASS S
--------------------------------------------------------------------------------
One Year After Purchase         $  724      $  233      $  183      $  132
Three Years After Purchase      $1,151      $  786      $  635      $  482
Five Years After Purchase       $1,603      $1,366      $1,114      $  855
Ten Years After Purchase        $2,852      $2,939      $2,436      $1,905

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS
--------------------------------------------------------------------------------


                              MICROCAP VALUE FUND

                                CLASS A     CLASS C     CLASS R     CLASS S
--------------------------------------------------------------------------------
One Year After Purchase         $  702      $  210      $  160      $  109
Three Years After Purchase      $1,051      $  682      $  529      $  374
Five Years After Purchase       $1,423      $1,180      $  924      $  660
Ten Years After Purchase        $2,467      $2,552      $2,028      $1,475


                                  VALUE FUND

                                CLASS A     CLASS C     CLASS R     CLASS S
--------------------------------------------------------------------------------
One Year After Purchase         $  698      $  206      $  156      $  105
Three Years After Purchase      $1,055      $  686      $  534      $  379
Five Years After Purchase       $1,436      $1,193      $  937      $  674
Ten Years After Purchase        $2,501      $2,587      $2,064      $1,513

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

INVESTING FOR TEMPORARY DEFENSIVE PURPOSES

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. If a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.


                           RISK PROFILE OF MUTUAL FUNDS

                ---------                             -----------
                FUND TYPE           ^                 ASSET CLASS
                ---------           |                 -----------
                                    |
            STOCK FUNDS             |             SMALL COMPANY STOCKS
                                    |
                               Higher Risk        INTERNATIONAL STOCKS
                                    |
                                    |             MID-SIZED COMPANY STOCKS
                                    |
                                    |             LARGE COMPANY STOCKS
                                    |
                                    |
            BOND FUNDS              |
                                    |
                                    |
                                    |
            MUNICIPAL FUNDS         |             CORPORATE BONDS
                                    |
                               Lower Risk         MUNICIPAL BONDS
                                    |
                                    |             GOVERNMENT BONDS
                                    v


                   OVERVIEW OF PRINCIPAL RISKS OF THE FUNDS

--------------------------------------------------------------------------------------------------------------------
                                                           FOREIGN      MID-SIZED      SMALL
                                MARKET     SELECTION     INVESTMENT      COMPANY      COMPANY     HEDGING     IPO
                                 RISK         RISK          RISK           RISK         RISK        RISK      RISK
--------------------------------------------------------------------------------------------------------------------
 Large Cap Growth Fund            X           X              X                                      X
--------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth Fund              X           X              X             X                        X
--------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund            X           X              X                          X           X
--------------------------------------------------------------------------------------------------------------------
 Enterprise Fund                  X           X                                         X                      X
--------------------------------------------------------------------------------------------------------------------
 Enterprise Small Cap Fund        X           X                                         X                      X
--------------------------------------------------------------------------------------------------------------------
 Microcap Value Fund              X           X                                         X
--------------------------------------------------------------------------------------------------------------------
 Value Fund                       X           X
--------------------------------------------------------------------------------------------------------------------

MORE INFORMATION ON THESE AND OTHER RISKS CAN BE FOUND IN THE "PRINCIPAL RISKS" SECTIONS UNDER EACH FUND SUMMARY IN THIS PROSPECTUS AND IN THE FUNDS' SAI.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Funds are advised by Voyageur. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"). RBC is one of North America's leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 70,000 people who serve more than 14 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur's charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of December 31, 2005, Voyageur's investment team managed approximately $27.0 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.


For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the fiscal year ended September 30, 2005 as follows:

  Large Cap Growth Fund                                 0.70%(1)
                                    --------------------------------------------
  Mid Cap Growth Fund                                   0.70%(1)
                                    --------------------------------------------
  Small Cap Growth Fund                                 0.70%(1)
--------------------------------------------------------------------------------
  Enterprise Fund                                       0.94%(1,2)
                                    --------------------------------------------
  Enterprise Small Cap Fund                             1.10%(1,2)
                                    --------------------------------------------
  Microcap Value Fund                                   0.90%(1)
                                    --------------------------------------------
  Value Fund                                            0.85%(1)
--------------------------------------------------------------------------------

(1) The Advisor has contractually agreed to waive or limit fees through January 31, 2007, in order to maintain net annual fund operating expenses of the Funds as set forth under "Fees and Expenses".

(2) Pursuant to the Investment Advisory Agreements, each of Enterprise Fund and Enterprise Small Cap Fund pays a contractual fee as follows: 1.40% of each Fund's average net assets of $30 million or less and 0.90% of assets over $30 million.


Information regarding the factors considered by the Board of Trustees of the Funds in connection with the most recent approval of the Investment Advisory Agreement will be provided in the Funds' Semi-Annual Report for the period ended March 31, 2006.

Prior to May 8, 2006, day-to-day portfolio management services for Enterprise Fund and Enterprise Small Cap Fund were provided by sub-advisors employed by Voyageur at its own expense. Babson Capital Management LLC provided those services until March 31, 2006 and OFI Institutional Asset Management, Inc. provided those services thereafter.


PORTFOLIO MANAGERS


Voyageur is responsible for the overall management of each Fund's portfolio. VOYAGEUR'S CHICAGO EQUITY TEAM EMPLOYS A TEAM APPROACH TO THE MANAGEMENT OF LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, VALUE FUND AND MICROCAP VALUE FUND, WITH NO INDIVIDUAL TEAM MEMBER BEING RESPONSIBLE SOLELY FOR INVESTMENT DECISIONS. The team members are jointly and primarily responsible for security analysis, industry recommendations, cash positions, purchase and sell decision making process and general daily oversight of the Funds' portfolios. The members of Voyageur's equity funds team are:


     o DAVID J. COX, CFA, MANAGING DIRECTOR, DIRECTOR OF EQUITY INVESTMENTS, SENIOR PORTFOLIO MANAGER. David Cox joined Voyageur from Chicago Trust Company in 1999 along with the other members of the firm's growth equity team. Prior to joining Voyageur, David was the Director of Equity Research and a portfolio manager at Chicago Trust and previously served that firm as a senior equity analyst. He also co-managed the Alleghany/Chicago Trust Balanced Fund, which held a Morningstar five-star rating in the

FUND MANAGEMENT
--------------------------------------------------------------------------------

          Domestic Hybrid category. Prior to his experience at Voyageur and Chicago Trust, David held analyst positions at Driehaus Securities and at Kirr, Marbach & Company. David started in the investment industry in 1984 and holds a BS from the University of Illinois, an MBA from Indiana University, and is a CFA charterholder. David is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research.

     o MICHAEL T. LEE, CFA, PRESIDENT, CHIEF INVESTMENT OFFICER, SENIOR PORTFOLIO MANAGER. Michael Lee joined Voyageur in 1993 starting as an equity analyst. As President and Chief Investment Officer, Mike is responsible for Voyageur's investment activities. He is also a Senior Equity Portfolio Manager and serves as a chairman of the Large Cap Core investment committee. His prior professional experience includes eight years with Northwest Airlines where he led several strategic systems development projects. Mike serves on the board of the Minnesota Children's Museum and is an advisor for the Carlson School Funds Enterprise. He has been in the investment management business since 1990 and earned a BS from DePauw University and a MBA in Finance from the University of Minnesota. Mike is a CFA charterholder.

     o NANCY M. SCINTO, MANAGING DIRECTOR, DIRECTOR OF RESEARCH, SENIOR PORTFOLIO MANAGER. Nancy Scinto joined Voyageur in 1999 from Chicago Trust Company where she managed institutional accounts and was co-manager of the five-star Alleghany/Chicago Growth and Income Fund. She began her career in the investment industry in 1984 and has held various positions including personal trust, equity trader, senior equity analyst and senior portfolio manager. Nancy leads the Voyageur growth equity research efforts as Director of Research. She is also the Chief Investment Officer, Equity Products for the Tamarack Funds. Nancy holds a BA from Governors State University and an MBA from DePaul University. She is also a member of the Investment Analysts Society of Chicago.

     o STEVEN A. RUSNAK, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER. Steven Rusnak joined Voyageur from Chicago Trust Company in 1999. He provides the Voyageur growth equity team with his skills in fundamental equity research. Prior to joining Chicago Trust, where he was a senior equity analyst and portfolio manager, Steve was a senior equity analyst at Mesirow Financial. Additionally, he was an analyst for the State Teachers Retirement System of Ohio and a portfolio analyst at Feldman Securities Corporation. He earned BA and MBA degrees from the University of Michigan and is a CFA charterholder. Steve has been in the investment industry since 1985 and is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research.


     o KENNETH A. TYSZKO, CPA, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER. Kenneth Tyszko began his career in the investment industry in 1984 and is a portfolio manager for the small cap growth equity strategy. Prior to joining Voyageur, Ken managed the small cap core growth equity product while at Oberweis Asset Management, Inc. From 1996 to 1999 Ken actively managed a small cap growth mutual fund and separate small cap growth accounts for ABN AMRO Asset Management (USA), Inc. and ABN AMRO Incorporated. Prior to joining ABN AMRO, Ken actively managed portfolios of small-and mid-sized capitalization growth stocks for Sears Investment Management Co. (SIMCO). Ken has a BS in Accountancy from the University of Illinois and is both a CFA charterholder and a Certified Public Accountant. He is a member of the Illinois CPA Society, the Investment Analysts Society of Chicago and the Association for Investment Management and Research. Ken has been a guest on Bloomberg TV and WebFN.


     o FORBES L. WATSON, VICE PRESIDENT, PORTFOLIO MANAGER. Forbes Watson serves as a portfolio manager for Voyageur's small cap growth equity strategy. He joined Voyageur in January 2003 and began his career in the investment industry in 1981. Forbes graduated from the University of North Texas with a BA in finance and received his MBA from Millsaps College. He began his career with May, Cullum, Ragland & Brittain, Inc., a Dallas-based investment boutique, and also worked in the Dallas NASDAQ trading office of Shearson/Lehman Brothers. Forbes held portfolio management positions with Jackson, Mississippi-based Trustmark National Bank and ParkSouth Corporation, a registered investment advisor, before joining RBC Centura Bank in 1988 as a senior equity portfolio manager. He is a Level III candidate in the Chartered Financial Analyst program and a member of both the North Carolina Society for Financial Analysts and the Association for Investment Management and Research.

FUND MANAGEMENT
--------------------------------------------------------------------------------


VOYAGEUR'S BOSTON EQUITY TEAM HAS RESPONSIBILITY FOR THE ENTERPRISE AND ENTERPRISE SMALL CAP FUNDS AS DESCRIBED BELOW.

     o LANCE F. JAMES, MANAGING DIRECTOR, PORTFOLIO MANAGER. Lance James is the portfolio manager of the Enterprise Fund and the Enterprise Small Cap Fund. Lance began his career in the investment industry in 1980. Prior to joining Voyageur in 2006, Lance spent 20 years at Babson Capital Management LLC. Lance holds an AB from Princeton University and an MBA from the Wharton School at the University of Pennsylvania.

Additional information about the portfolio managers' compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers' ownership of securities of the funds they manage is available in the Funds' SAI.


OTHER SERVICE PROVIDERS

ADMINISTRATOR. Pursuant to separate agreements, Voyageur provides administrative services to the Funds.

DISTRIBUTOR. Tamarack Distributors Inc. ("Distributor"), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is the distributor of the Funds' shares. The firm is a member of the National Association of Securities Dealers, Inc., and (like Voyageur) is a wholly-owned subsidiary of RBC Dain Rauscher Corp.


SUB-ADMINISTRATOR, FUND ACCOUNTING AGENT. BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS Fund Services Ohio, Inc., also located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the fund accountant for each of the Funds.


DIVIDEND PAYING AGENT, TRANSFER AGENT. Boston Financial Data Services, Inc., a Massachusetts corporation having its principal place of business at 330 West 9th Street, Kansas City, Missouri 64105, is the dividend paying agent and transfer agent for the Funds.

CUSTODIAN. The Funds' custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, MN 55479. Bank of New York acts as sub-custodian for Small Cap International Fund.

Analytic Systems, Inc. acts as an additional investment consultant for the Microcap Value Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The per share net asset value ("NAV") of      | 1. NAV is calculated separately
each class of shares of each Fund is          |    for each class of shares.
calculated by adding the total value of the   |
Fund's investment and other assets,           | 2. You can find many Funds' NAV
determining the proportion of that total      |    daily in The Wall Street
allocable to the particular class,            |    Journal and in other
subtracting the liabilities allocable to the  |    newspapers or they are
class and then dividing that figure by the    |    available at
number of outstanding shares of that class.   |    www.tamarackfunds.com or by
                                              |    calling 1-800-422-2766.
                 NAV =                        ---------------------------------
  Total Assets of Class - Liabilities
  -----------------------------------
           Number of Shares
              Outstanding
-------------------------------------------

The per share NAV for each Fund is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange ("Exchange"), or at 4:00 p.m. Eastern time, whichever is earlier, on days the Exchange is open.

Your order for purchase, sale or exchange of shares is generally priced at the next NAV calculated after your order is received in good order by the Fund's transfer agent on any day that the Exchange is open for business. For example:
If you place a purchase order to buy shares of a Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next following business day at 4:00 p.m. Eastern time. Also, as further explained in the "Purchasing and Adding to Your Shares" section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund's transfer agent at the time it is received by the intermediary.

The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

FAIR VALUATION
On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, "fair valuation" methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the Exchange; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. The Funds' pricing agent is responsible for monitoring market fluctuations to determine if certain triggers are reached that necessitate the use of fair valuation methodologies. These methodologies are intended to ensure that each Fund's NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the Exchange, when a Fund's NAV is typically calculated.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares of the Funds through the Funds' Distributor or through investment representatives at banks, brokers and other financial institutions, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.1 If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

        ------------------------------------------------------------------
                           MINIMUM INITIAL INVESTMENT

          ACCOUNT TYPE                                           AMOUNT
          Regular                                                $1,000
          IRA and Uniform Transfer/Gifts to Minors Accounts      $  250
          By exchange(2) From Another Tamarack Fund into a
            regular account                                      $1,000
          By exchange(2) from another Tamarack Fund into an
            IRA or Uniform Transfer/Gifts to Minors Account      $  100
          With Automatic Monthly Investments                     $  100
        ------------------------------------------------------------------


        ------------------------------------------------------------------
                          MINIMUM ADDITIONAL INVESTMENT

          INVESTMENT TYPE                                        AMOUNT
          By telephone or mail                                   $  100
          By wire                                                $1,000
          By Internet (see instructions for purchasing and
            adding to your shares)                               $  100
          By exchange(2) From Another Tamarack Fund into a
            regular account                                      $1,000
          By exchange(2) from another Tamarack Fund into an
            IRA or Uniform Transfer/Gifts to Minors Account      $  100
          With Automatic Monthly Investments                     $   50
        ------------------------------------------------------------------

(1) Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization, even if the organization does not transmit the order to the Fund in a timely manner.)

(2) The following Tamarack Funds are eligible for exchanges: the Tamarack Equity Funds listed in this prospectus; the Tamarack Fixed Income Funds (Tamarack Government Income Fund, Tamarack Quality Fixed Income Fund and Tamarack Tax-Free Income Fund); and Tamarack Prime Money Market Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL POLICIES ABOUT TRANSACTIONS
The Funds cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in U.S. dollars. Neither third-party checks, starter checks nor credit card convenience checks are accepted.

A Fund may waive its minimum purchase requirement. The Distributor will reject an order at its sole discretion if the order is not accompanied by payment or the Distributor determines the rejection of the order to be in the best interest of a Fund and its shareholders.

TELEPHONE PURCHASE, EXCHANGE AND REDEMPTION PRIVILEGES. Shareholders who open accounts with the Tamarack Funds will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds' representative may request personal identification and may tape record the call.

CLASS R ELIGIBILITY. Class R shares are available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds. These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.


CLASS S ELIGIBILITY. For investors making an initial purchase of Class S shares after April 16, 2004, this class of shares is only available through fee-based programs of broker-dealers. Investors who held Class S shares of any Tamarack Fund as of this date may purchase Class S shares directly from the Funds or through their investment advisor. Class S shares are also available to employees of the Advisor.


IRA AND KEOGH ACCOUNT MAINTENANCE FEES. A $10 annual maintenance fee is charged on all IRA accounts. Multiple IRA accounts associated with a single Social Security number are charged only one $10 fee. A $15 annual maintenance fee is charged on all Keogh accounts. Multiple Keogh accounts associated with a single Social Security number are charged only one $15 fee. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular Social Security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.

CORPORATIONS, TRUSTS AND OTHER ENTITIES. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

SALES LIMITED TO U.S. CITIZENS AND RESIDENT ALIENS. Shares of the Tamarack Funds are only offered to United States citizens and resident aliens in the United States having a Social Security Number or Individual Tax Identification Number.

ANTI-MONEY LAUNDERING PROCEDURES. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds' Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: FULL NAME, DATE OF BIRTH (FOR INDIVIDUALS), TAXPAYER IDENTIFICATION NUMBER (USUALLY YOUR SOCIAL SECURITY NUMBER), AND PERMANENT STREET ADDRESS. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver's license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds' policies and procedures, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.
--------------------------------------------------------------------------------
 AVOID BACKUP TAX WITHHOLDING

 By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security Number or Taxpayer Identification Number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR OPENING AN ACCOUNT
If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

 BY MAIL              INITIAL PURCHASES AND ALL      REGISTERED/OVERNIGHT MAIL
                      CORRESPONDENCE                 Tamarack Funds
                      Tamarack Funds                 c/o BFDS
                      P.O. Box 219757                330 W. 9th St.
                      Kansas City, MO 64121-9757     Kansas City, MO 64105

                      1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                      2. Make check, bank draft or money order payable to "Tamarack Funds" and include the name of the Fund in which you are investing on the check.
                         Your initial investment must meet the applicable account minimum requirement.
                      3. Mail or courier application and payment to the applicable address above.
-----------------------------------------------------------------------------------
 BY INTERNET          Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided. This option is only available to Class S shareholders who made their initial purchase prior to April 16, 2004.
------------------------------------------------------------------------------------------------------
 BY WIRE              UMB Bank, n.a.                 Call 1-800-422-2766 to obtain an account number,
                      Kansas City, Missouri          instructions for sending your account
                        ABA #101000695               application to the Funds, and instructions for
                      For _____ Fund                 your bank to wire your investment. After
                        AC = 9870326213              confirming that the Funds have received your
                                                     application, contact your bank to wire your
                      Please provide:                investment (you must include the Funds' banking
                      Your account number and        instructions and your account number).
                      account name
------------------------------------------------------------------------------------------------------

 BY EXCHANGE FROM           1-800-422-2766           If you already have an account with us and your
 ANOTHER TAMARACK                                    account is authorized for telephone exchanges
 FUND                             or                 (or on-line exchanges for Class S shares), you
                                                     may open an account in an eligible Tamarack
                         www.tamarackfunds.com       Fund by exchanging shares from another
                        (Class S exchanges only)     Tamarack Fund. The eligible Funds are: the
                                                     Tamarack Equity Funds listed in this prospectus;
                                                     the Tamarack Fixed Income Funds (Tamarack
                                                     Government Income Fund, Tamarack Quality
                                                     Fixed Income Fund and Tamarack Tax-Free
                                                     Income Fund); and Tamarack Prime Money
                                                     Market Fund. The names and registrations on
                                                     the accounts must be identical. The exchange
                                                     must meet the applicable minimum exchange
                                                     amount requirement.

                                                                      |           QUESTIONS?
                                                                      |  Call 1-800-422-2766 or your
                                                                      |   investment representative.
                                                                       -------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR PURCHASING AND ADDING TO YOUR SHARES
If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.


 BY TELEPHONE          1-800-422-2766                           You may make additional investments ($100
                                                                minimum) by telephone. After the Funds receive
                                                                and accept your request, the Funds will deduct
                                                                from your checking account the cost of the
                                                                shares. Availability of this service is subject
                                                                to approval by the Funds and the participating
                                                                banks.
-------------------------------------------------------------------------------------------------------------------
 BY MAIL               SUBSEQUENT PURCHASES -- REGULAR MAIL     REGISTERED/OVERNIGHT MAIL
                       Tamarack Funds                           Tamarack Funds
                       P.O. Box 219757                          c/o BFDS
                       Kansas City, MO 64121-9757               330 W. 9th St.
                                                                Kansas City, MO 64105

                       1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
                               o  Account name and account number
                               o  Fund name
                               o  Share class
                       2. Make check, bank draft or money order payable to "Tamarack Funds" and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
                       3. Mail or courier stub and payment to the applicable address above.
-------------------------------------------------------------------------------------------------------------------
 BY WIRE               UMB Bank, n.a.                           Wire share purchases ($1,000 minimum) should
                       Kansas City, Missouri                    include the names of each account owner, your
                         ABA #101000695                         account number and the name of the Fund in
                       For _____ Fund                           which you are purchasing shares. YOU SHOULD
                         AC = 9870326213                        NOTIFY THE FUNDS BY TELEPHONE THAT YOU HAVE SENT
                                                                A WIRE PURCHASE ORDER TO UMB BANK.
                       Please provide:
                       Your account number and
                       account name
-------------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM      Please refer to the information under "Exchanging Your Shares" below.
 ANOTHER TAMARACK
 FUND
-------------------------------------------------------------------------------------------------------------------
 BY INTERNET           Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
                       There is a $100 minimum for additional investments through the website. This option is only available to Class S shareholders who made their initial purchase prior to April 16,
                       2004.
-------------------------------------------------------------------------------------------------------------------
 AUTOMATIC MONTHLY     You may authorize automatic monthly investments in a constant dollar amount ($50
 INVESTMENT            minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.
-------------------------------------------------------------------------------------------------------------------
                                                                                   |           QUESTIONS?
                                                                                   |  Call 1-800-422-2766 or your
                                                                                   |   investment representative.
                                                                                    -------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

You can also add to your account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

AUTOMATIC MONTHLY INVESTMENTS
Automatic Monthly Investments are processed through an automated clearing house ("ACH") whereby an agreed amount is credited to or debited from a shareholder's pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.

DIRECTED DIVIDEND OPTION
By selecting the appropriate box in the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible Tamarack Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions of less than $10 will be automatically reinvested. Dividends and distributions of $10 or more will also be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (SEE "SHAREHOLDER INFORMATION -- DIVIDENDS, DISTRIBUTIONS AND TAXES").

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SELLING YOUR SHARES

You may withdraw from your account at     --------------------------------------
any time in the following amounts:         WITHDRAWING MONEY FROM YOUR FUND
                                           INVESTMENT
     o    any amount up to $50,000 for
          redemptions requested by mail    As a mutual fund shareholder, you
          without a Medallion signature    are technically selling shares when
          guarantee*                       you request a withdrawal in cash.
                                           This is also known as redeeming
     o    any amount for redemptions       shares or a redemption of shares.
          requested by mail with a        --------------------------------------
          Medallion signature guarantee

     o any amount up to $50,000 for Fund website redemptions (Class S shares only)

     o $1,000 or more for redemptions wired to a bank or similar account ($10 fee)**

     o $50 or more for redemptions by a systematic redemption plan (there may be a fee)

     o    $1,000 or more for exchanges to another eligible Tamarack Fund

     o $100 or more for redemptions by automatic monthly exchange to another eligible Tamarack Fund

     o $100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)

     o    up to $50,000 by telephone (for authorized accounts)

 * A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.

** A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.

Please refer to "Additional Policies on Redemptions" below.

SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO REDEEMED. (See "Market Timing and Excessive Trading -- Redemption Fee" below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR SELLING SHARES (REDEMPTIONS)
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.



 BY TELEPHONE     1-800-422-2766                 You may withdraw any amount up to $50,000 by telephone,
                                                 provided that your account is authorized for telephone
                                                 redemptions. The Funds will send proceeds only to the
                                                 address or bank of record. You must provide the Fund's
                                                 name, your account number, the name(s) of each account
                                                 owner (exactly as registered), and the number of shares
                                                 or dollar amount to be redeemed prior to 4:00 p.m.
                                                 Eastern time for the trade to be processed with that
                                                 day's closing price.
----------------------------------------------------------------------------------------------------------
 BY MAIL          REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                  Tamarack Funds                 Tamarack Funds
                  P.O. Box 219757                c/o BFDS
                  Kansas City, MO 64121-9757     330 W. 9th St.
                                                 Kansas City, MO 64105

                  1.  In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See "Signature Guarantees" below for information on when a Medallion signature guarantee is required.
                  2.  Mail or courier the letter to the applicable address above.
----------------------------------------------------------------------------------------------------------
 BY WIRE          Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before 4:00 Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the
                  Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See "Signature
                  Guarantees" below for information on when a Medallion signature guarantee is required.
----------------------------------------------------------------------------------------------------------
 BY INTERNET      Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
                  Provided you have previously registered, you may withdraw up to $50,000 through the website. This option is only available to Class S shareholders who made their initial purchase prior to April 16, 2004.
----------------------------------------------------------------------------------------------------------
 SYSTEMATIC       You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or
 REDEMPTION       have your shares redeemed at a rate calculated to exhaust the account at the end of a
 PLAN             specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply.
----------------------------------------------------------------------------------------------------------

                                                                         |           QUESTIONS?
                                                                         |  Call 1-800-422-2766 or your
                                                                         |   investment representative.
                                                                         ---------------------------------

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

ADDITIONAL POLICIES ON SELLING SHARES (REDEMPTIONS)
We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

SIGNATURE GUARANTEES
You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:

     o A redemption check sent to a different payee, bank or address than we have on file;

     o A redemption check mailed to an account address that has been changed within the last 30 days;

     o    A redemption for $50,000 or more in writing; or

     o    A change in account registration or redemption instructions.

REDEMPTION FEE
A 2.00% redemption fee is generally imposed on redemptions and exchanges within 30 days of purchase. See "Market Timing and Excessive Trading -- Redemption Fee" below.

REDEMPTION IN KIND
Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

MINIMUM ACCOUNT SIZE
You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for regular shareholder accounts. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

EXCHANGING YOUR SHARES

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing Tamarack Fund account, please refer to "Instructions for Opening an Account" above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the Tamarack Funds, you may exchange shares between eligible Tamarack Funds. The eligible Tamarack Funds are: the Tamarack Equity Funds in this prospectus; the Tamarack Fixed Income Funds (Government Income Fund, Quality Fixed Income Fund and Tax-Free Income Fund); and Tamarack Prime Money Market Fund.


 BY TELEPHONE     1-800-422-2766                 You may make exchanges from one identically registered
                                                 Tamarack Fund account into another eligible Tamarack Fund
                                                 account, provided that your account is authorized for
                                                 telephone exchanges.
----------------------------------------------------------------------------------------------------------
 BY MAIL          REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                  Tamarack Funds                 Tamarack Funds
                  P.O. Box 219757                c/o BFDS
                  Kansas City, MO 64121-9757     330 W. 9th St.
                                                 Kansas City, MO 64105

                  1.  In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
                      Tamarack Fund from which the amount is being sold, and the name of the Tamarack
                      Fund into which the amount is being purchased.
                  2.  Mail or courier the letter to the applicable address above.
----------------------------------------------------------------------------------------------------------
 BY INTERNET      Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.

                  All Class S account owners (who made their initial purchase prior to April 16,
                  2004) are automatically granted Internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the
                  Tamarack Funds. This option is not available to other shareholders.
----------------------------------------------------------------------------------------------------------
 MONTHLY          You may authorize monthly exchanges ($100 minimum) from one eligible Tamarack Fund
 EXCHANGES        into another eligible Tamarack Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.
----------------------------------------------------------------------------------------------------------

                                                                        |           QUESTIONS?
                                                                        |  Call 1-800-422-2766 or your
                                                                        |   investment representative.
                                                                        ---------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL POLICIES ON EXCHANGES
SHARES EXCHANGED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO EXCHANGED. The Funds also reserve the right to limit exchanges. (See "Market Timing and Excessive Trading" below.)

With the exception of exchanges to or from the Tamarack Prime Money Market Fund (whose shares are offered through another prospectus), the Share Class must be the same in the two Funds involved in the exchange. You must meet the minimum investment requirement of the Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL SHAREHOLDER SERVICES

The following services are also available to shareholders. Please call 1-800-422-2766 for more information.

     o    Uniform Transfers/Gifts to Minors Accounts

     o    Transfer on Death ("TOD") Accounts

     o    Accounts for corporations, partnerships and retirement plans

     o    Coverdell Education Savings Accounts

     o    Traditional IRA accounts

     o    Roth IRA accounts

     o    Simplified Employee Pensions ("SEPs")


TELEPHONE/INTERNET SERVICES
During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. (Holders of Class S shares who made their initial purchase prior to April 16, 2004 may also access the Funds' web site, www.tamarackfunds.com.) The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or Fund web site instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

SHAREHOLDER MAILINGS
To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

MARKET TIMING AND EXCESSIVE TRADING


Market timing may interfere with the management of a Fund's portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

REDEMPTION FEE. A 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds (other than the Tamarack Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed on: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans) and (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the "first in, first out" method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.


RESTRICTION AND REJECTION OF PURCHASE OR EXCHANGE ORDERS. The Tamarack Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund's portfolio, and purchase orders not accompanied by proper payment. The Tamarack Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between Tamarack Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund's discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Tamarack Funds' policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Tamarack Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may invest in numerous fund families with differing market timing policies, the Tamarack Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Tamarack Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the Tamarack Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate the exchange privilege without prior notice.

RISKS PRESENTED BY EXCESSIVE TRADING PRACTICES. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund's investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund's investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund's shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the SAI.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges. Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund and Enterprise Small Cap Fund also offer Class I shares through a separate prospectus.

                                  CLASS A                         CLASS C*                       CLASS R
 Sales Charge (Load)     Maximum sales charge of          No front-end sales charge;       No sales charge.
                         5.75%. See Schedule below.       CDSC of 1.00% for
                                                          redemptions within
                                                          12 months of purchase.
-------------------------------------------------------------------------------------------------------------------
 Distribution and        Subject to annual                1.00%                            0.50%
 Service (12b-1) Fee     distribution and shareholder
                         servicing fees of up to
                         0.50% of the Fund's assets.
                         (The Distributor has
                         contractually agreed to limit
                         12b-1 fees to 0.25% until at
                         least January 31, 2007.)
-------------------------------------------------------------------------------------------------------------------
 Fund Expenses           Lower annual expenses            Higher annual expenses           Lower annual expenses
                         than Class C shares.             than Class A and R shares.       than Class C shares.
-------------------------------------------------------------------------------------------------------------------
                                 CLASS S
 Sales Charge (Load)     None
-------------------------------------------------------------------------------------------------------------------
 Distribution and        None
 Service (12b-1) Fee
-------------------------------------------------------------------------------------------------------------------
 Fund Expenses           Lower annual expenses than
                         Class A, C and R shares.
-------------------------------------------------------------------------------------------------------------------

* Purchases of $500,000 or more of Class C shares are not permitted.

The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of share is more appropriate for you.


FRONT-END SALES CHARGES
Front-end sales charges are imposed on sales of Class A shares of all Funds at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See "Reducing the Initial Sales Charge on Purchases of Class A Shares" below). This sales charge will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate; (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization; (iii) accounts invested through RBC Centura Securities, Inc. and RBC Dain Rauscher Inc.; and (iv) trustees, directors, officers and employees of the Tamarack Funds or Voyageur Asset Management Inc. The amount paid for an investment, known as the "offering price," includes any applicable front-end sales charges. There is no sales charge on reinvested dividends and distributions. The SAI includes amounts paid as commissions to financial intermediaries.

                                         SALES CHARGES
                                      AS A PERCENTAGE OF      NET AMOUNT
FOR PURCHASES UP TO:                    OFFERING PRICE         INVESTED
  Less than $25,000                         5.75%                6.10%
  $25,000 -- $49,999.99                     5.00%                5.26%
  $50,000 -- $99,999.99                     4.50%                4.71%
  $100,000 -- $249,999.99                   3.50%                3.63%
  $250,000 -- $499,999.99                   2.50%                2.56%
  $500,000 -- $749,999.99                   2.00%                2.04%
  $750,000 -- $999,999.99                   1.50%                1.52%
  $1,000,000 and over                       0.00%*               0.00%*

*1.00% CDSC is imposed on redemptions within 12 months of purchase. See "Contingent Deferred Sales Charge" below.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REDUCING THE INITIAL SALES CHARGE ON PURCHASES OF CLASS A SHARES

COMBINING ACCOUNTS OF FAMILY MEMBERS. You may combine accounts in Tamarack Funds Class A shares in order to qualify for a reduced sales charge (load). This does not include accounts in the Tamarack money market funds. The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

     o Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

     o Single-participant retirement plan accounts owned by you or your immediate family

     o    Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

LETTER OF INTENT. You may also reduce your Class A initial sales charge by establishing a letter of intent. A letter of intent allows you to combine all Tamarack Funds Class A shares purchased through a single account (excluding money market funds) that you intend to make over a 13-month period to determine the appropriate sales charge. You must provide this letter of intent to the Tamarack Funds along with your account application. Capital appreciation, reinvested dividends and capital gains do not apply when calculating the total combined purchases during the 13-month period. Please be aware that a portion of your account may be held in escrow to cover the additional sales charge that may be due if your total investment in your account does not qualify for the anticipated sales charge reduction.

RIGHTS OF ACCUMULATION. You may also take into account the current value of your existing holdings in Class A shares of the Tamarack Funds (excluding the money market funds) to determine the appropriate sales charge on subsequent purchases. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.

PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE TAMARACK FUNDS, YOU MUST LET YOUR FINANCIAL ADVISOR KNOW AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT LET YOUR FINANCIAL ADVISOR KNOW THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

You may obtain information free of charge on sales charge reductions and waivers through a link on the Tamarack Funds website, www.tamarackfunds.com, or from your financial advisor.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES
For Class C shares, a CDSC of 1.00% applies if shares are sold within 12 months of purchase. A 1.00% CDSC is also imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.

WAIVING CONTINGENT DEFERRED SALES CHARGES (CLASS A AND CLASS C)
The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

     o    Redemptions due to death or disability of the shareholder.

     o Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.

     o    Tax-free returns of excess contributions to IRAs.

     o Permitted exchanges of shares between funds. However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.

The contingent deferred sales charge on Class A and C shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:

     o    Redemptions through a systematic withdrawal plan.

     o Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70-1/2.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

     o    The 12b-1 fees vary by share class as follows:

          o Class A shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing. The Distributor has contractually agreed to limit Class A 12b-1 fees to 0.25% for the Funds until at least January 31, 2007.

          o Class C shares may pay a 12b-1 fee of up to 1.00% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

          o Class R shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

          o The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and the remainder for distribution.

Over time, shareholders will pay more than with other types of sales charges because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

ADDITIONAL PAYMENTS. The Distributor and/or Advisor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Funds' shares. In addition, certain Intermediaries may receive sub-transfer agency fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends and capital gains on each Equity Fund are declared and distributed at least annually.

Dividends paid out of an Equity Fund's investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by an Equity Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.

If you are an individual investor, a portion of the dividends you receive from an Equity Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. An Equity Fund distribution is treated as qualified dividend income to the extent that the Equity Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by you and the Fund. Equity Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

If a portion of an Equity Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Equity Fund may be eligible for the dividends-received deduction for corporate shareholders.

Equity Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Equity Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by an Equity Fund in October, November or December with a record date in such a month and paid by the Equity Fund during January of the following calendar year.

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Each year, your Equity Fund will notify you of the tax status of dividends and other distributions.

Equity Fund distributions also may be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in an Equity Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ORGANIZATIONAL STRUCTURE

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the Tamarack Equity Funds described in the SAI were reorganized as series of Tamarack Funds Trust effective April 16, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights Tables are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds for the fiscal year ending September 30, 2005 and the periods ending September 30, 2004, June 30, 2004 and April 30, 2004, has been audited by Deloitte & Touche LLP. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available at www.tamarackfunds.com or by calling 1-800-422-2766. Information for Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund for periods ended April 30, 2003, April 30, 2002 and April 30, 2001 was audited by the Fund's previous independent registered public accounting firm. Information for Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, and Value Fund for periods ended June 30, 2003, June 30, 2002 and June 30, 2001 was audited by the Funds' previous independent registered public accounting firm.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TAMARACK LARGE CAP GROWTH FUND

                                                       INVESTMENT ACTIVITIES
                                              ----------------------------------------
                                                            NET REALIZED
                                                                 AND
                                   NET ASSET       NET       UNREALIZED
                                     VALUE,    INVESTMENT       GAINS      TOTAL FROM
                                   BEGINNING     INCOME      (LOSSES) ON   INVESTMENT
                                   OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES
                                  ----------- ------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005       $  9.88         0.01           0.76          0.77
Period Ended September 30,
 2004 (e)                             10.02        (0.01)         (0.13)        (0.14)
Year Ended April 30, 2004              8.33        (0.07)          1.76          1.69
Year Ended April 30, 2003              9.87           --          (1.53)        (1.53)
Year Ended April 30, 2002             12.02        (0.02)         (2.13)        (2.15)
Year Ended April 30, 2001             15.56        (0.04)         (2.55)        (2.59)
CLASS C
For the Period
Year Ended September 30, 2005       $  9.85        (0.02)          0.70          0.68
Period Ended September 30,
 2004 (e)                             10.02        (0.04)         (0.13)        (0.17)
Period Ended April 30, 2004 (f)       10.28           --          (0.26)        (0.26)
CLASS R
For the Period
Year Ended September 30, 2005       $  9.87        (0.15)          0.89          0.74
Period Ended September 30,
 2004 (e)                             10.02           --          (0.15)        (0.15)
Period Ended April 30, 2004 (f)       10.28           --          (0.26)        (0.26)
CLASS S
For the Period
Year Ended September 30, 2005       $  9.97         0.02           0.78          0.80
Period Ended September 30,
 2004 (e)                             10.11           --          (0.14)        (0.14)
Period Ended April 30, 2004 (f)       10.37           --          (0.26)        (0.26)

                                                     DISTRIBUTIONS
                                  ----------------------------------------------------
                                                                                        NET ASSET
                                       NET                      NET                       VALUE,
                                   INVESTMENT     RETURN     REALIZED       TOTAL         END OF          TOTAL
                                     INCOME     OF CAPITAL     GAINS    DISTRIBUTIONS     PERIOD         RETURN*
                                  ------------ ------------ ---------- --------------- ----------- ------------------
CLASS A
For the Period
Year Ended September 30, 2005           --         --             --           --       $  10.65           7.79%
Period Ended September 30,
 2004 (e)                               --         --             --           --           9.88          (1.40%)(b)
Year Ended April 30, 2004               --         --             --           --          10.02          20.29%
Year Ended April 30, 2003            (0.01)        --             --        (0.01)          8.33         (15.53%)
Year Ended April 30, 2002                 (a)        (a)          --           --           9.87         (17.87%)
Year Ended April 30, 2001               --         --          (0.95)       (0.95)         12.02         (17.24%)
CLASS C
For the Period
Year Ended September 30, 2005           --         --             --           --       $  10.53           6.90%
Period Ended September 30,
 2004 (e)                               --         --             --           --           9.85          (1.70%)(b)
Period Ended April 30, 2004 (f)         --         --             --           --          10.02          (2.53%)(b)
CLASS R
For the Period
Year Ended September 30, 2005        (0.01)        --             --        (0.01)      $  10.60           7.46%
Period Ended September 30,
 2004 (e)                               --         --             --           --           9.87          (1.50%)(b)
Period Ended April 30, 2004 (f)         --         --             --           --          10.02          (2.53%)(b)
CLASS S
For the Period
Year Ended September 30, 2005        (0.02)        --             --        (0.02)      $  10.75           8.04%
Period Ended September 30,
 2004 (e)                               --         --             --           --           9.97          (1.38%)(b)
Period Ended April 30, 2004 (f)         --         --             --           --          10.11          (2.51%)(b)

                                                            RATIOS/SUPPLEMENTAL DATA
                                  ----------------------------------------------------------------------------
                                                                   RATIO OF NET
                                                                    INVESTMENT
                                   NET ASSETS,      RATIO OF          INCOME          RATIO OF
                                      END OF      EXPENSES TO        (LOSS) TO       EXPENSES TO
                                      PERIOD        AVERAGE           AVERAGE          AVERAGE      PORTFOLIO
                                     (000'S)       NET ASSETS       NET ASSETS      NET ASSETS**   TURNOVER***
                                  ------------- --------------- ------------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005        $  6,280         1.15%             0.06%           1.74%           28%
Period Ended September 30,
 2004 (e)                              10,614         1.10%(c)         (0.27%)(c)       1.63%(c)        16%
Year Ended April 30, 2004              10,864         1.54%            (0.85%)          1.79%          264%
Year Ended April 30, 2003               7,686         1.46%            (0.07%)          1.71%           90%
Year Ended April 30, 2002               9,906         1.34%            (0.14%)          1.59%           33%
Year Ended April 30, 2001              14,126         1.25%            (0.28%)          1.50%           31%
CLASS C
For the Period
Year Ended September 30, 2005        $     25         1.93%            (0.88%)          2.26%           28%
Period Ended September 30,
 2004 (e)                                   3         1.81%(c)         (0.98%)(c)       2.13%(c)        16%
Period Ended April 30, 2004 (f)             3         1.88%(c)         (1.15%)(c)         (d)          264%
CLASS R
For the Period
Year Ended September 30, 2005        $     15         1.41%            (0.27%)          1.75%           28%
Period Ended September 30,
 2004 (e)                                  65         1.34%(c)          0.12%(c)        2.00%(c)        16%
Period Ended April 30, 2004 (f)             3         1.32%(c)         (0.63%)(c)         (d)          264%
CLASS S
For the Period
Year Ended September 30, 2005        $145,649         0.91%             0.24%           1.25%           28%
Period Ended September 30,
 2004 (e)                             168,756         0.85%(c)         (0.02%)(c)       1.13%(c)        16%
Period Ended April 30, 2004 (f)       190,737         0.85%(c)         (0.27%)(c)         (d)          264%

-------
*    Excludes sales charge.
** During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Less than $0.01 per share.
(b)  Not annualized.
(c)  Annualized.
(d)  There were no waivers or reimbursements during the period.
(e)  For the period from May 1, 2004 to September 30, 2004.
(f) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TAMARACK MID CAP GROWTH FUND

                                                           INVESTMENT ACTIVITIES
                                                  ----------------------------------------
                                                                NET REALIZED
                                                                     AND
                                       NET ASSET       NET       UNREALIZED
                                         VALUE,    INVESTMENT       GAINS      TOTAL FROM
                                       BEGINNING     INCOME      (LOSSES) ON   INVESTMENT
                                       OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES
                                      ----------- ------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005          $  11.57       (0.14)          1.86          1.72
Period Ended September 30, 2004 (e)       12.17       (0.04)         (0.56)        (0.60)
Year Ended April 30, 2004                  9.46       (0.08)          2.79          2.71
Year Ended April 30, 2003                 11.73       (0.03)         (2.15)        (2.18)
Year Ended April 30, 2002                 11.99       (0.01)          0.67          0.66
Year Ended April 30, 2001                 14.02         0.01          0.98          0.99
CLASS C
For the Period
Year Ended September 30, 2005          $  11.53       (0.11)          1.75          1.64
Period Ended September 30, 2004 (e)       12.16       (0.05)         (0.58)        (0.63)
Period Ended April 30, 2004 (f)           12.51          --          (0.35)        (0.35)
CLASS R
For the Period
Year Ended September 30, 2005          $  11.55       (0.30)          2.00          1.70
Period Ended September 30, 2004 (e)       12.17       (0.01)         (0.61)        (0.62)
Period Ended April 30, 2004 (f)           12.51          --          (0.34)        (0.34)
CLASS S
For the Period
Year Ended September 30, 2005          $  11.81       (0.02)          1.82          1.80
Period Ended September 30, 2004 (e)       12.41       (0.01)         (0.59)        (0.60)
Period Ended April 30, 2004 (f)           12.76          --          (0.35)        (0.35)

                                                                                                             RATIOS/SUPPLE
                                                                                                                EMENTAL
                                                   DISTRIBUTIONS                                                 DATA
                                      ---------------------------------------                                -------------
                                                                               NET ASSET                      NET ASSETS,
                                           NET         NET                       VALUE,                          END OF
                                       INVESTMENT   REALIZED       TOTAL         END OF          TOTAL           PERIOD
                                         INCOME       GAINS    DISTRIBUTIONS     PERIOD         RETURN*         (000'S)
                                      ------------ ---------- --------------- ----------- ------------------ -------------
CLASS A
For the Period
Year Ended September 30, 2005                --       (1.58)       (1.58)      $  11.71          15.62%         $45,359
Period Ended September 30, 2004 (e)                                               11.57          (4.93%)(b)      69,979
Year Ended April 30, 2004                    --          --           --          12.17          28.65%          74,150
Year Ended April 30, 2003                    --       (0.09)       (0.09)          9.46         (18.58%)         48,806
Year Ended April 30, 2002                 (0.01)      (0.91)       (0.92)         11.73           5.99%          55,143
Year Ended April 30, 2001                 (0.01)      (3.01)       (3.02)         11.99           5.92%          28,312
CLASS C
For the Period
Year Ended September 30, 2005                --       (1.58)       (1.58)      $  11.59          14.91%         $   370
Period Ended September 30, 2004 (e)          --          --           --          11.53          (5.18%)(b)          13
Period Ended April 30, 2004 (f)              --          --           --          12.16          (2.80%)(b)           3
CLASS R
For the Period
Year Ended September 30, 2005                --       (1.58)       (1.58)      $  11.67          15.47%         $    32
Period Ended September 30, 2004 (e)          --          --           --          11.55          (5.09%)(b)          72
Period Ended April 30, 2004 (f)              --          --           --          12.17          (2.72%)(b)           3
CLASS S
For the Period
Year Ended September 30, 2005                --       (1.58)       (1.58)      $  12.03          16.02%         $ 1,515
Period Ended September 30, 2004 (e)          --          --           --          11.81          (4.83%)(b)         225
Period Ended April 30, 2004 (f)              --          --           --          12.41          (2.74%)(b)           4

                                                         RATIOS/SUPPLEMENTAL DATA
                                      --------------------------------------------------------------
                                                         RATIO OF NET
                                                          INVESTMENT
                                          RATIO OF          INCOME          RATIO OF
                                        EXPENSES TO        (LOSS) TO       EXPENSES TO
                                          AVERAGE           AVERAGE          AVERAGE      PORTFOLIO
                                         NET ASSETS       NET ASSETS      NET ASSETS**   TURNOVER***
                                      --------------- ------------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005               1.32%            (0.80%)          1.75%           22%
Period Ended September 30, 2004 (e)         1.27%(c)         (0.88%)(c)       1.58%(c)        15%
Year Ended April 30, 2004                   1.38%            (0.78%)          1.64%           93%
Year Ended April 30, 2003                   1.40%            (0.37%)          1.65%           28%
Year Ended April 30, 2002                   1.37%            (0.22%)          1.62%           19%
Year Ended April 30, 2001                   1.31%             0.09%           1.56%           66%
CLASS C
For the Period
Year Ended September 30, 2005               2.09%            (1.53%)          2.28%           22%
Period Ended September 30, 2004 (e)         2.02%(c)         (1.65%)(c)       2.12%(c)        15%
Period Ended April 30, 2004 (f)             1.28%(c)         (1.01%)(c)         (d)           93%
CLASS R
For the Period
Year Ended September 30, 2005               1.57%            (1.04%)          1.76%           22%
Period Ended September 30, 2004 (e)         1.52%(c)         (1.20%)(c)       1.78%(c)        15%
Period Ended April 30, 2004 (f)             0.79%(c)         (0.56%)(c)         (d)           93%
CLASS S
For the Period
Year Ended September 30, 2005               1.08%            (0.52%)          1.27%           22%
Period Ended September 30, 2004 (e)         1.03%(c)         (0.71%)(c)       1.15%(c)        15%
Period Ended April 30, 2004 (f)             0.25%(c)         (0.06%)(c)         (d)           93%

-------
*    Excludes sales charge.
** During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Less than $0.01 per share.
(b)  Not annualized.
(c)  Annualized.
(d)  There were no waivers or reimbursements during the period.
(e)  For the period from May 1, 2004 to September 30, 2004.
(f) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TAMARACK SMALL CAP GROWTH FUND

                                                           INVESTMENT ACTIVITIES                       DISTRIBUTIONS
                                                  --------------------------------------- ---------------------------------------
                                                                NET REALIZED
                                                                    AND
                                       NET ASSET                 UNREALIZED
                                         VALUE,        NET         GAINS      TOTAL FROM       NET         NET
                                       BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                       OF PERIOD      LOSS      INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
                                      ----------- ------------ ------------- ------------ ------------ ---------- ---------------
CLASS A
For the Period
Year Ended September 30, 2005          $  13.78       (0.19)         2.11          1.92           --      (2.19)       (2.19)
Period Ended September 30, 2004 (d)       13.19       (0.07)         0.66          0.59           --         --           --
Year Ended April 30, 2004                 10.11       (0.15)         3.23          3.08           --         --           --
Year Ended April 30, 2003                 12.32       (0.12)        (2.09)        (2.21)           --         --           --
Year Ended April 30, 2002                 11.56       (0.11)         1.04          0.93           --      (0.17)       (0.17)
Year Ended April 30, 2001                 12.50       (0.11)         0.08        (0.03)           --      (0.91)       (0.91)
CLASS C
For the Period
Year Ended September 30, 2005          $  13.74       (1.00)         2.79          1.79           --      (2.19)       (2.19)
Period Ended September 30, 2004 (d)       13.19       (0.09)         0.64          0.55           --         --           --
Period Ended April 30, 2004 (e)           13.63       (0.02)        (0.42)        (0.44)          --         --           --
CLASS R
For the Period
Year Ended September 30, 2005          $  13.76       (0.17)         2.04          1.87           --      (2.19)       (2.19)
Period Ended September 30, 2004 (d)       13.19       (0.02)         0.59          0.57           --         --           --
Period Ended April 30, 2004 (e)           13.63       (0.02)        (0.42)        (0.44)          --         --           --
CLASS S
For the Period
Year Ended September 30, 2005          $  14.01       (0.08)         2.06          1.98           --      (2.19)       (2.19)
Period Ended September 30, 2004 (d)       13.40       (0.02)         0.63          0.61           --         --           --
Period Ended April 30, 2004 (e)           13.84       (0.02)        (0.42)        (0.44)          --         --           --

                                       NET ASSET
                                         VALUE,
                                         END OF          TOTAL
                                         PERIOD         RETURN*
                                      ----------- -------------------
CLASS A
For the Period
Year Ended September 30, 2005          $  13.51           14.56%
Period Ended September 30, 2004 (d)       13.78            4.47%(a)
Year Ended April 30, 2004                 13.19           30.46%
Year Ended April 30, 2003                 10.11          (17.94%)
Year Ended April 30, 2002                 12.32            8.17%
Year Ended April 30, 2001                 11.56           (0.43%)
CLASS C
For the Period
Year Ended September 30, 2005          $  13.34           13.55%
Period Ended September 30, 2004 (d)       13.74            4.17%(a)
Period Ended April 30, 2004 (e)           13.19           (3.23%)(a)
CLASS R
For the Period
Year Ended September 30, 2005          $  13.44           14.18%
Period Ended September 30, 2004 (d)       13.76            4.32%(a)
Period Ended April 30, 2004 (e)           13.19           (3.23%)(a)
CLASS S
For the Period
Year Ended September 30, 2005          $  13.80           14.77%
Period Ended September 30, 2004 (d)       14.01            4.55%(a)
Period Ended April 30, 2004 (e)           13.40           (3.18%)(a)

                                                                RATIOS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------------------
                                                                       RATIO OF NET
                                       NET ASSETS,      RATIO OF        INVESTMENT        RATIO OF
                                          END OF      EXPENSES TO          LOSS          EXPENSES TO
                                          PERIOD        AVERAGE         TO AVERAGE         AVERAGE      PORTFOLIO
                                         (000'S)       NET ASSETS       NET ASSETS      NET ASSETS**   TURNOVER***
                                      ------------- --------------- ------------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005             $7,476          1.68%            (1.34%)          2.80%           23%
Period Ended September 30, 2004 (d)        8,140          1.68%(b)         (1.28%)(b)       2.76%(b)        11%
Year Ended April 30, 2004                  7,488          1.81%            (1.52%)          2.06%           40%
Year Ended April 30, 2003                  4,359          1.70%            (1.12%)          1.95%          120%
Year Ended April 30, 2002                  6,069          1.61%            (0.99%)          1.86%           31%
Year Ended April 30, 2001                  5,870          1.49%            (0.85%)          1.74%           71%
CLASS C
For the Period
Year Ended September 30, 2005             $   54          2.43%            (2.11%)          3.26%           23%
Period Ended September 30, 2004 (d)          214          2.43%(b)         (2.01%)(b)       3.39%(b)        11%
Period Ended April 30, 2004 (e)                3          2.49%(b)         (5.27%)(b)         (c)           40%
CLASS R
For the Period
Year Ended September 30, 2005             $   70          1.93%            (1.60%)          2.89%           23%
Period Ended September 30, 2004 (d)           22          1.93%(b)         (1.48%)(b)       3.22%(b)        11%
Period Ended April 30, 2004 (e)                5          1.94%(b)         (5.14%)(b)         (c)           40%
CLASS S
For the Period
Year Ended September 30, 2005             $  156          1.43%            (1.07%)          2.45%           23%
Period Ended September 30, 2004 (d)           21          1.42%(b)         (0.94%)(b)       3.19%(b)        11%
Period Ended April 30, 2004 (e)                3          1.47%(b)         (4.34%)(b)         (c)           40%

-------
*    Excludes sales charge.
** During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Not annualized.
(b)  Annualized.
(c)  There were no waivers or reimbursements during the period.
(d)  For the period from May 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TAMARACK ENTERPRISE FUND


                                                           INVESTMENT ACTIVITIES
                                                  ----------------------------------------
                                                                NET REALIZED
                                                                     AND
                                       NET ASSET       NET       UNREALIZED
                                         VALUE,    INVESTMENT       GAINS      TOTAL FROM
                                       BEGINNING     INCOME      (LOSSES) ON   INVESTMENT
                                       OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES
                                      ----------- ------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005          $  23.81       (0.06)          3.66          3.60
Period Ended September 30, 2004 (d)       23.89       (0.02)         (0.06)        (0.08)
Period Ended June 30, 2004 (e)            24.01          --          (0.12)        (0.12)
CLASS C
For the Period
Year Ended September 30, 2005          $  23.74       (0.15)          3.53          3.38
Period Ended September 30, 2004 (d)       23.85       (0.04)         (0.07)        (0.11)
Period Ended June 30, 2004 (e)            24.01       (0.01)         (0.15)        (0.16)
CLASS R
For the Period
Year Ended September 30, 2005          $  23.78       (0.12)          3.64          3.52
Period Ended September 30, 2004 (d)       23.87       (0.02)         (0.07)        (0.09)
Period Ended June 30, 2004 (e)            24.01       (0.02)         (0.12)        (0.14)
CLASS S
For the Period
Year Ended September 30, 2005          $  23.85       (0.02)          3.68          3.66
Period Ended September 30, 2004 (d)       23.91       (0.01)         (0.05)        (0.06)
Year Ended June 30, 2004 (f)              17.66       (0.02)          6.27          6.25
Year Ended June 30, 2003                  17.98        0.04          (0.31)        (0.27)
Year Ended June 30, 2002                  15.24        0.02           3.08          3.10
Year Ended June 30, 2001                  13.82        0.03           2.46          2.49

                                                                                                             RATIOS/SUPPLE
                                                                                                                EMENTAL
                                                   DISTRIBUTIONS                                                 DATA
                                      ---------------------------------------                                -------------
                                                                               NET ASSET                      NET ASSETS,
                                           NET         NET                       VALUE,                          END OF
                                       INVESTMENT   REALIZED       TOTAL         END OF          TOTAL           PERIOD
                                         INCOME       GAINS    DISTRIBUTIONS     PERIOD         RETURN*         (000'S)
                                      ------------ ---------- --------------- ----------- ------------------ -------------
CLASS A
For the Period
Year Ended September 30, 2005                --       (0.95)       (0.95)      $  26.46          15.34%         $ 12,856
Period Ended September 30, 2004 (d)          --          --           --          23.81          (0.33%)(a)        3,359
Period Ended June 30, 2004 (e)               --          --           --          23.89          (0.50%)(a)        1,872
CLASS C
For the Period
Year Ended September 30, 2005                --       (0.95)       (0.95)      $  26.17          14.43%         $    801
Period Ended September 30, 2004 (d)          --          --           --          23.74          (0.46%)(a)           75
Period Ended June 30, 2004 (e)               --          --           --          23.85          (0.67%)(a)           23
CLASS R
For the Period
Year Ended September 30, 2005                --       (0.95)       (0.95)      $  26.35          15.01%         $     59
Period Ended September 30, 2004 (d)          --          --           --          23.78          (0.38%)(a)            6
Period Ended June 30, 2004 (e)               --          --           --          23.87          (0.58%)(a)            3
CLASS S
For the Period
Year Ended September 30, 2005                --       (0.95)       (0.95)      $  26.56          15.57%         $327,641
Period Ended September 30, 2004 (d)          --          --           --          23.85          (0.21%)(a)      345,451
Year Ended June 30, 2004 (f)                 --          --           --          23.91          35.35%          365,930
Year Ended June 30, 2003                  (0.03)      (0.02)       (0.05)         17.66          (1.48%)         208,651
Year Ended June 30, 2002                  (0.05)      (0.31)       (0.36)         17.98          20.82%          370,351
Year Ended June 30, 2001                  (0.02)      (1.05)       (1.07)         15.24          20.08%          136,726

                                                         RATIOS/SUPPLEMENTAL DATA
                                      --------------------------------------------------------------
                                                         RATIO OF NET
                                                          INVESTMENT
                                          RATIO OF          INCOME          RATIO OF
                                        EXPENSES TO        (LOSS) TO       EXPENSES TO
                                          AVERAGE           AVERAGE          AVERAGE      PORTFOLIO
                                         NET ASSETS       NET ASSETS      NET ASSETS**   TURNOVER***
                                      --------------- ------------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005               1.33%            (0.29%)          1.88%          33%
Period Ended September 30, 2004 (d)         1.33%(b)         (0.35%)(b)       1.73%(b)        7%
Period Ended June 30, 2004 (e)              1.33%(b)         (0.07%)(b)       1.72%(b)       28%
CLASS C
For the Period
Year Ended September 30, 2005               2.08%            (1.01%)          2.39%          33%
Period Ended September 30, 2004 (d)         2.08%(b)         (1.09%)(b)       2.25%(b)        7%
Period Ended June 30, 2004 (e)              2.07%(b)         (0.67%)(b)       2.22%(b)       28%
CLASS R
For the Period
Year Ended September 30, 2005               1.58%            (0.54%)          1.88%          33%
Period Ended September 30, 2004 (d)         1.57%(b)         (0.61%)(b)       1.77%(b)        7%
Period Ended June 30, 2004 (e)              1.54%(b)         (0.38%)(b)       1.61%(b)       28%
CLASS S
For the Period
Year Ended September 30, 2005               1.08%            (0.08%)          1.36%          33%
Period Ended September 30, 2004 (d)         1.08%(b)         (0.12%)(b)       1.21%(b)        7%
Year Ended June 30, 2004 (f)                1.08%            (0.09%)          1.22%          28%
Year Ended June 30, 2003                    1.08%             0.21%           1.14%          13%
Year Ended June 30, 2002                    1.08%             0.04%             (c)          93%
Year Ended June 30, 2001                    1.15%             0.25%             (c)          55%


-------
*    Excludes sales charge.
** During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Not annualized.
(b)  Annualized.
(c)  There were no waivers or reimbursements during the period.
(d)  For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f) The existing class of shares was designated Class S shares as of April 19, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TAMARACK ENTERPRISE SMALL CAP FUND

                                                           INVESTMENT ACTIVITIES
                                                  ----------------------------------------
                                                                NET REALIZED
                                                                     AND
                                       NET ASSET       NET       UNREALIZED
                                         VALUE,    INVESTMENT       GAINS      TOTAL FROM
                                       BEGINNING     INCOME      (LOSSES) ON   INVESTMENT
                                       OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES
                                      ----------- ------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005          $  32.59       (0.24)          3.10          2.86
Period Ended September 30, 2004 (d)       32.69       (0.05)         (0.05)        (0.10)
Period Ended June 30, 2004 (e)            32.36       (0.03)          0.36          0.33
CLASS C
For the Period
Year Ended September 30, 2005          $  32.47       (0.24)          2.85          2.61
Period Ended September 30, 2004 (d)       32.63       (0.12)         (0.04)        (0.16)
Period Ended June 30, 2004 (e)            32.36       (0.06)          0.33          0.27
CLASS R
For the Period
Year Ended September 30, 2005          $  32.54       (0.28)          3.04          2.76
Period Ended September 30, 2004 (d)       32.66       (0.08)         (0.04)        (0.12)
Period Ended June 30, 2004 (e)            32.36       (0.06)          0.36          0.30
CLASS S
For the Period
Year Ended September 30, 2005          $  32.62       (0.19)          3.12          2.93
Period Ended September 30, 2004 (d)       32.70       (0.05)         (0.03)        (0.08)
Year Ended June 30, 2004 (f)              23.78       (0.14)          9.06          8.92
Year Ended June 30, 2003                  25.62       (0.04)         (1.29)        (1.33)
Year Ended June 30, 2002                  26.19       (0.03)          0.73          0.70
Year Ended June 30, 2001                  25.18         0.04          3.63          3.67

                                                                                                             RATIOS/SUPPLE
                                                                                                                EMENTAL
                                                   DISTRIBUTIONS                                                 DATA
                                      ---------------------------------------                                -------------
                                                                               NET ASSET                      NET ASSETS,
                                           NET         NET                       VALUE,                          END OF
                                       INVESTMENT   REALIZED       TOTAL         END OF          TOTAL           PERIOD
                                         INCOME       GAINS    DISTRIBUTIONS     PERIOD         RETURN*         (000'S)
                                      ------------ ---------- --------------- ----------- ------------------ -------------
CLASS A
For the Period
Year Ended September 30, 2005                --       (2.49)       (2.49)      $  32.96           8.67%         $ 2,793
Period Ended September 30, 2004 (d)          --          --           --          32.59          (0.31%)(a)       1,771
Period Ended June 30, 2004 (e)               --          --           --          32.69           1.02%(a)          882
CLASS C
For the Period
Year Ended September 30, 2005                --       (2.49)       (2.49)      $  32.59           7.89%         $   473
Period Ended September 30, 2004 (d)          --          --           --          32.47          (0.49%)(a)         196
Period Ended June 30, 2004 (e)               --          --           --          32.63           0.83%(a)          202
CLASS R
For the Period
Year Ended September 30, 2005                --       (2.49)       (2.49)      $  32.81           8.36%         $    18
Period Ended September 30, 2004 (d)          --          --           --          32.54          (0.37%)(a)           3
Period Ended June 30, 2004 (e)               --          --           --          32.66           0.93%(a)            3
CLASS S
For the Period
Year Ended September 30, 2005                --       (2.49)       (2.49)      $  33.06           8.89%         $68,071
Period Ended September 30, 2004 (d)          --          --           --          32.62          (0.24%)(a)      74,165
Year Ended June 30, 2004 (f)                 --          --           --          32.70          37.57%          76,036
Year Ended June 30, 2003                     --       (0.51)       (0.51)         23.78          (5.22%)         53,261
Year Ended June 30, 2002                  (0.01)      (1.26)       (1.27)         25.62           2.91%          61,420
Year Ended June 30, 2001                  (0.03)      (2.63)       (2.66)         26.19          15.54%          60,322

                                                         RATIOS/SUPPLEMENTAL DATA
                                      --------------------------------------------------------------
                                                         RATIO OF NET
                                                          INVESTMENT
                                          RATIO OF          INCOME          RATIO OF
                                        EXPENSES TO        (LOSS) TO       EXPENSES TO
                                          AVERAGE           AVERAGE          AVERAGE      PORTFOLIO
                                         NET ASSETS       NET ASSETS      NET ASSETS**   TURNOVER***
                                      --------------- ------------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005               1.55%            (0.77%)          2.13%          33%
Period Ended September 30, 2004 (d)         1.55%(b)         (0.80%)(b)       1.94%(b)        8%
Period Ended June 30, 2004 (e)              1.54%(b)         (1.08%)(b)       2.64%(b)       33%
CLASS C
For the Period
Year Ended September 30, 2005               2.30%            (1.47%)          2.64%          33%
Period Ended September 30, 2004 (d)         2.30%(b)         (1.58%)(b)       2.52%(b)        8%
Period Ended June 30, 2004 (e)              2.30%(b)         (1.88%)(b)       3.18%(b)       33%
CLASS R
For the Period
Year Ended September 30, 2005               1.80%            (1.01%)          2.15%          33%
Period Ended September 30, 2004 (d)         1.76%(b)         (1.05%)(b)       1.95%(b)        8%
Period Ended June 30, 2004 (e)              1.82%(b)         (0.98%)(b)       2.38%(b)       33%
CLASS S
For the Period
Year Ended September 30, 2005               1.30%            (0.53%)          1.63%          33%
Period Ended September 30, 2004 (d)         1.30%(b)         (0.57%)(b)       1.53%(b)        8%
Year Ended June 30, 2004 (f)                1.30%            (0.48%)          1.54%          33%
Year Ended June 30, 2003                    1.30%            (0.18%)          1.38%          25%
Year Ended June 30, 2002                    1.30%            (0.14%)            (c)          37%
Year Ended June 30, 2001                    1.30%             0.12%             (c)          41%

-------
*    Excludes sales charge.
** During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Not annualized.
(b)  Annualized.
(c)  There were no waivers or reimbursements during the period.
(d)  For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f) The existing class of shares was designated Class S shares as of April 19, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TAMARACK VALUE FUND

                                                      INVESTMENT ACTIVITIES
                                             ---------------------------------------
                                                           NET REALIZED
                                                               AND
                                  NET ASSET       NET       UNREALIZED
                                    VALUE,    INVESTMENT      GAINS      TOTAL FROM
                                  BEGINNING     INCOME     (LOSSES) ON   INVESTMENT
                                  OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES
                                 ----------- ------------ ------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005     $  45.01        0.43          4.53          4.96
Period Ended September 30,
 2004 (d)                            44.18       (0.01)         0.84          0.83
Period Ended June 30, 2004 (e)       44.16        0.08         (0.06)         0.02
CLASS C
For the Period
Year Ended September 30, 2005     $  44.85        0.02          4.58          4.60
Period Ended September 30,
 2004 (d)                            44.11          --(g)       0.74          0.74
Period Ended June 30, 2004 (e)       44.16        0.04         (0.09)        (0.05)
CLASS R
For the Period
Year Ended September 30, 2005     $  44.95        0.44          4.40          4.84
Period Ended September 30,
 2004 (d)                            44.16        0.08          0.71          0.79
Period Ended June 30, 2004 (e)       44.16        0.09         (0.09)           --
CLASS S
For the Period
Year Ended September 30, 2005     $  45.05        0.74          4.35          5.09
Period Ended September 30,
 2004 (d)                            44.20        0.14          0.71          0.85
Year Ended June 30, 2004 (f)         37.98        0.56          6.47          7.03
Year Ended June 30, 2003             42.85        0.45         (4.88)        (4.43)
Year Ended June 30, 2002             45.43        0.44         (1.87)        (1.43)
Year Ended June 30, 2001             38.76        0.65          7.12          7.77

                                                                                                                     RATIOS/SUPPLE
                                                                                                                        EMENTAL
                                                    DISTRIBUTIONS                                                        DATA
                                 ----------------------------------------------------                                -------------
                                                                                       NET ASSET                      NET ASSETS,
                                      NET                      NET                       VALUE,                          END OF
                                  INVESTMENT     RETURN     REALIZED       TOTAL         END OF          TOTAL           PERIOD
                                    INCOME     OF CAPITAL     GAINS    DISTRIBUTIONS     PERIOD         RETURN*         (000'S)
                                 ------------ ------------ ---------- --------------- ----------- ------------------ -------------
CLASS A
For the Period
Year Ended September 30, 2005        (0.41)          --       (3.90)       (4.31)      $  45.66          11.12%         $  2,136
Period Ended September 30,
 2004 (d)                               --           --          --           --          45.01           1.88%(a)           717
Period Ended June 30, 2004 (e)          --           --          --           --          44.18           0.05%(a)           295
CLASS C
For the Period
Year Ended September 30, 2005        (0.33)          --       (3.90)       (4.23)      $  45.22          10.29%         $     27
Period Ended September 30,
 2004 (d)                               --           --          --           --          44.85           1.68%(a)             5
Period Ended June 30, 2004 (e)          --           --          --           --          44.11          (0.11%)(a)            5
CLASS R
For the Period
Year Ended September 30, 2005        (0.30)          --       (3.90)       (4.20)      $  45.59          10.85%         $      4
Period Ended September 30,
 2004 (d)                               --           --          --           --          44.95           1.79%(a)             3
Period Ended June 30, 2004 (e)          --           --          --           --          44.16           0.00%(a)             3
CLASS S
For the Period
Year Ended September 30, 2005        (0.46)          --       (3.90)       (4.36)      $  45.78          11.42%         $366,952
Period Ended September 30,
 2004 (d)                               --           --          --           --          45.05           1.92%(a)       379,023
Year Ended June 30, 2004 (f)         (0.41)          --       (0.40)       (0.81)         44.20          18.60%          386,932
Year Ended June 30, 2003             (0.44)          --          --        (0.44)         37.98         (10.26%)         373,781
Year Ended June 30, 2002             (0.07)       (0.41)      (0.67)       (1.15)         42.85          (3.02%)         436,487
Year Ended June 30, 2001             (0.90)          --       (0.20)       (1.10)         45.43          20.30%          495,817

                                                  RATIOS/SUPPLEMENTAL DATA
                                 -----------------------------------------------------------
                                                   RATIO OF NET
                                     RATIO OF       INVESTMENT      RATIO OF
                                   EXPENSES TO      INCOME TO      EXPENSES TO
                                     AVERAGE         AVERAGE         AVERAGE      PORTFOLIO
                                    NET ASSETS      NET ASSETS    NET ASSETS**   TURNOVER***
                                 --------------- --------------- -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005          1.28%           1.16%          1.77%          35%
Period Ended September 30,
 2004 (d)                              1.21%(b)        1.08%(b)       1.65%(b)        5%
Period Ended June 30, 2004 (e)         1.21%(b)        1.43%(b)       1.72%(b)       14%
CLASS C
For the Period
Year Ended September 30, 2005          2.02%           0.43%          2.26%          35%
Period Ended September 30,
 2004 (d)                              1.96%(b)        0.21%(b)       2.17%(b)        5%
Period Ended June 30, 2004 (e)         1.97%(b)        0.57%(b)       2.20%(b)       14%
CLASS R
For the Period
Year Ended September 30, 2005          1.52%           0.99%          1.77%          35%
Period Ended September 30,
 2004 (d)                              1.44%(b)        0.74%(b)       1.65%(b)        5%
Period Ended June 30, 2004 (e)         1.45%(b)        1.08%(b)       1.72%(b)       14%
CLASS S
For the Period
Year Ended September 30, 2005          1.01%           1.52%          1.25%          35%
Period Ended September 30,
 2004 (d)                              0.96%(b)        1.22%(b)       1.15%(b)        5%
Year Ended June 30, 2004 (f)           0.96%           1.30%          1.14%          14%
Year Ended June 30, 2003               0.96%           1.24%          0.99%          78%
Year Ended June 30, 2002               0.96%           1.02%            (c)          25%
Year Ended June 30, 2001               0.96%           1.38%            (c)          27%

-------
*    Excludes sales charge.
** During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Not annualized.
(b)  Annualized.
(c)  There were no waivers or reimbursements during the period.
(d)  For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f) The existing class of shares was designated Class S shares as of April 19, 2004.
(g)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TAMARACK MICROCAP VALUE FUND

                                                           INVESTMENT ACTIVITIES
                                                  ----------------------------------------
                                                                NET REALIZED
                                                                     AND
                                       NET ASSET       NET       UNREALIZED
                                         VALUE,    INVESTMENT       GAINS      TOTAL FROM
                                       BEGINNING     INCOME      (LOSSES) ON   INVESTMENT
                                       OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES
                                      ----------- ------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005          $  18.83        0.07          3.57          3.64
Period Ended September 30, 2004 (d)       19.12       (0.01)        (0.28)        (0.29)
Period Ended June 30, 2004 (e)            19.04          --          0.08          0.08
CLASS C
For the Period
Year Ended September 30, 2005          $  18.77       (0.08)         3.54          3.46
Period Ended September 30, 2004 (d)       19.09       (0.02)        (0.30)        (0.32)
Period Ended June 30, 2004 (e)            19.04       (0.02)         0.07          0.05
CLASS R
For the Period
Year Ended September 30, 2005          $  18.81       (0.03)         3.60          3.57
Period Ended September 30, 2004 (d)       19.11       (0.01)        (0.29)        (0.30)
Period Ended June 30, 2004 (e)            19.04          --          0.07          0.07
CLASS S
For the Period
Year Ended September 30, 2005          $  18.86        0.04         3.65           3.69
Period Ended September 30, 2004 (d)       19.14        0.01        (0.29)         (0.28)
Year Ended June 30, 2004 (f)              13.60        0.05         5.60           5.65
Year Ended June 30, 2003                  14.60        0.05        (0.72)         (0.67)
Year Ended June 30, 2002                  13.23        0.03         1.58           1.61
Year Ended June 30, 2001                  12.26        0.13         1.74           1.87

                                                                                                             RATIOS/SUPPLE
                                                                                                                EMENTAL
                                                   DISTRIBUTIONS                                                 DATA
                                      ---------------------------------------                                -------------
                                                                               NET ASSET                      NET ASSETS,
                                           NET         NET                       VALUE,                          END OF
                                       INVESTMENT   REALIZED       TOTAL         END OF          TOTAL           PERIOD
                                         INCOME       GAINS    DISTRIBUTIONS     PERIOD         RETURN*         (000'S)
                                      ------------ ---------- --------------- ----------- ------------------ -------------
CLASS A
For the Period
Year Ended September 30, 2005             (0.15)      (0.80)       (0.95)      $  21.52          19.62%         $ 10,328
Period Ended September 30, 2004 (d)          --          --           --          18.83          (1.52%)(a)        1,522
Period Ended June 30, 2004 (e)               --          --           --          19.12           0.42%(a)           405
CLASS C
For the Period
Year Ended September 30, 2005             (0.10)      (0.80)       (0.90)      $  21.33          18.72%         $    506
Period Ended September 30, 2004 (d)          --          --           --          18.77          (1.68%)(a)          167
Period Ended June 30, 2004 (e)               --          --           --          19.09           0.26%(a)             4
CLASS R
For the Period
Year Ended September 30, 2005             (0.11)      (0.80)       (0.91)      $  21.47          19.27%         $    143
Period Ended September 30, 2004 (d)          --          --           --          18.81          (1.57%)(a)           94
Period Ended June 30, 2004 (e)               --          --           --          19.11           0.37%(a)           104
CLASS S
For the Period
Year Ended September 30, 2005             (0.16)      (0.80)       (0.96)      $  21.59          19.89%         $232,912
Period Ended September 30, 2004 (d)          --          --           --          18.86          (1.46%)(a)      218,871
Year Ended June 30, 2004 (f)              (0.05)      (0.06)       (0.11)         19.14          41.63%          234,956
Year Ended June 30, 2003                  (0.04)      (0.29)       (0.33)         13.60          (4.55%)          92,202
Year Ended June 30, 2002                  (0.02)      (0.22)       (0.24)         14.60          12.44%           96,312
Year Ended June 30, 2001                  (0.13)      (0.77)       (0.90)         13.23          16.82%           62,162

                                                         RATIOS/SUPPLEMENTAL DATA
                                      --------------------------------------------------------------
                                                         RATIO OF NET
                                                          INVESTMENT
                                          RATIO OF          INCOME          RATIO OF
                                        EXPENSES TO        (LOSS) TO       EXPENSES TO
                                          AVERAGE           AVERAGE          AVERAGE      PORTFOLIO
                                         NET ASSETS       NET ASSETS      NET ASSETS**   TURNOVER***
                                      --------------- ------------------ -------------- ------------
CLASS A
For the Period
Year Ended September 30, 2005               1.33%            (0.04%)          1.73%           8%
Period Ended September 30, 2004 (d)         1.28%(b)          0.04%(b)        1.63%(b)        3%
Period Ended June 30, 2004 (e)              1.26%(b)          0.00%(b)        1.91%(b)       11%
CLASS C
For the Period
Year Ended September 30, 2005               2.08%            (0.77%)          2.22%           8%
Period Ended September 30, 2004 (d)         2.03%(b)         (0.70%)(b)       2.06%(b)        3%
Period Ended June 30, 2004 (e)              2.03%(b)         (0.62%)(b)       2.22%(b)       11%
CLASS R
For the Period
Year Ended September 30, 2005               1.57%            (0.27%)          1.72%           8%
Period Ended September 30, 2004 (d)         1.53%(b)         (0.29%)(b)       1.67%(b)        3%
Period Ended June 30, 2004 (e)              1.49%(b)          0.15%(b)        2.17%(b)       11%
CLASS S
For the Period
Year Ended September 30, 2005               1.07%             0.23%           1.22%           8%
Period Ended September 30, 2004 (d)         1.03%(b)          0.22%(b)        1.16%(b)        3%
Year Ended June 30, 2004 (f)                1.03%             0.31%           1.20%          11%
Year Ended June 30, 2003                    1.03%             0.36%           1.08%          17%
Year Ended June 30, 2002                    1.03%             0.26%             (c)          34%
Year Ended June 30, 2001                    1.03%             1.20%             (c)          29%

-------
*    Excludes sales charge.
** During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Not annualized.
(b)  Annualized.
(c)  There were no waivers or reimbursements during the period.
(d)  For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f) The existing class of shares was designated Class S shares as of April 19, 2004.

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PRIVACY POLICY
--------------------------------------------------------------------------------

                                 TAMARACK FUNDS
                     NOTICE OF PRIVACY POLICY & PRACTICES

The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds' shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.

 COLLECTION OF              We collect nonpublic personal information about our customers from the
 CUSTOMER INFORMATION       following sources:

                            o  ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

                            o  ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

                            o  CORRESPONDENCE, written, telephonic or electronic between a customer and the
                               Tamarack Funds or service providers to the Tamarack Funds.

 DISCLOSURE OF              We may disclose all of the information described above to certain third parties
 CUSTOMER INFORMATION       who are not affiliated with the Tamarack Funds under one or more of these circumstances:

                            o  AS AUTHORIZED -- if you request or authorize the disclosure of the information.

                            o  AS PERMITTED BY LAW -- for example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

                            o  UNDER JOINT AGREEMENTS -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

 SECURITY, SAFEGUARDING     WE REQUIRE SERVICE PROVIDERS TO THE TAMARACK FUNDS:
 AND DESTRUCTION OF
 CUSTOMER INFORMATION       o  to maintain policies and procedures designed to assure only appropriate
 AND REPORTS                   access to, and use of information about customers of, the Tamarack Funds;

                            o  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
                               Tamarack Funds;

                            o  to maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of
                               Regulation S-P.

 DELEGATION                 The Tamarack Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds' transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

================================================================================
  You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                 Tamarack Funds
                                 P.O. BOX 219757
                           Kansas City, MO 64121-9757
                            Telephone: 1-800-422-2766


  You may also visit the Funds' website at www.tamarackfunds.com for a free copy of a Funds' prospectus, SAI, annual or semi-annual report.
================================================================================


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:
You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:
www.sec.gov
-----------

BY ELECTRONIC REQUEST:
publicinfo@sec.gov
------------------

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.


Tamarack Funds                                               -------------------
c/o BFDS                                                          PRSRT STD
PO Box 219757                                                   U.S. POSTAGE
Kansas City, MO 64121-9757                                          PAID
                                                               PERMIT NO. 2891
                                                               KANSAS CITY MO
                                                             -------------------



                                                                          536455

[TAMARACK LOGO]

[PHOTO]

FIXED INCOME
FUNDS PROSPECTUS


JANUARY 28, 2006
AS REVISED
MAY 9, 2006


CLASS A, CLASS C, CLASS R, AND CLASS S


GOVERNMENT INCOME FUND
QUALITY FIXED INCOME FUND
TAX-FREE INCOME FUND


INVESTMENT ADVISOR:
Voyageur Asset Management, Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402.1240


QUESTIONS?
Call 1-800-422-2766 or your investment representative.


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS


                                            RISK/RETURN SUMMARY AND FUND EXPENSES
----------------------------------------------------------------------------------------------------------------
THIS PROSPECTUS DESCRIBES THE                3-11    Investment Objectives, Principal Investment Strategies,
FOLLOWING FIXED INCOME FUNDS                         Principal Risks and Performance Information
OFFERED BY THE TAMARACK FUNDS                        o 3   Government Income Fund
("FUNDS"). CAREFULLY REVIEW THIS                     o 6   Quality Fixed Income Fund
IMPORTANT SECTION, WHICH                             o 9   Tax-Free Income Fund
SUMMARIZES EACH FUND'S                         12    Fees and Expenses
INVESTMENTS, RISKS, PAST
PERFORMANCE, AND FEES.

                                            ADDITIONAL INFORMATION
----------------------------------------------------------------------------------------------------------------
                                               15    Investing for Temporary Defensive Purposes
                                               15    Risk Profile of Mutual Funds
                                               15    Overview of Principal Risks of the Funds

                                            FUND MANAGEMENT
----------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             16    Investment Advisor
THE PEOPLE AND ORGANIZATIONS WHO               16    Portfolio Managers
OVERSEE THE FUNDS. THE FUNDS ARE               18    Other Service Providers
MANAGED BY VOYAGEUR ASSET MANAGEMENT
INC. ("VOYAGEUR" OR THE "ADVISOR").

                                            SHAREHOLDER INFORMATION
----------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             19    Pricing of Fund Shares
HOW SHARES ARE VALUED, HOW TO                  21    Purchasing and Adding to Your Shares
PURCHASE, SELL AND EXCHANGE                    26    Selling Your Shares
SHARES, RELATED CHARGES AND                    29    Exchanging Your Shares
PAYMENTS OF DIVIDENDS AND                      31    Additional Shareholder Services
DISTRIBUTIONS.                                 32    Market Timing and Excessive Trading
                                               33    Disclosure of Portfolio Holdings
                                               34    Distribution Arrangements/Sales Charges
                                               37    Distribution and Service (12b-1) Fees
                                               38    Dividends, Distributions and Taxes
                                               39    Organizational Structure

                                            FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
                                               40

                                            PRIVACY POLICY
----------------------------------------------------------------------------------------------------------------
                                               47

                                            BACK COVER
----------------------------------------------------------------------------------------------------------------
                                                     Where to Learn More About the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE. Relatively high current income consistent with relative stability of principal and safety.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund's investments are primarily in securities guaranteed by U.S. government agencies, including mortgage backed securities. In general, the Fund's investments will have an average maturity of 3 to 10 years, or in the case of mortgage-backed securities, an expected average life of 3 to 10 years. As of December 31, 2005, the Fund's weighted average maturity was 4.45 years. By limiting the maturity of its portfolio securities, the Fund seeks to moderate principal fluctuations. In addition, the Fund's Advisor pursues the Fund's investment objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Advisor constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. Security selection is managed considering factors such as credit risk and relative interest rate yields available among fixed income market sectors.


Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund's shares.


To permit desirable flexibility, the Fund has authority to invest a portion of its assets in corporate debt securities rated A or better by Standard and Poor's ("S&P") or Moody's Investor Services ("Moody's") (or deemed of comparable quality by the Advisor); municipal obligations rated A or better by S&P or Moody's (or deemed of comparable quality by the Advisor); high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Advisor to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; and repurchase agreements with respect to securities in which the Fund is authorized to invest. The Fund may engage in transactions designed to hedge its portfolio against negative market movements. The Fund may, but is not required to, and when it is consistent with the Fund's investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns.


While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may also sell a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance and cause additional taxable gains to shareholders.

A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. Certain securities in which the Fund invests are not backed by the full faith and credit of the U.S. Government.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such a prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level or prepayments will not occur, resulting in a longer effective maturity of the security. As a result, the value of such securities may decline.

CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.


HIGH PORTFOLIO TURNOVER. A high portfolio turnover rate generally involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

DERIVATIVES TRANSACTIONS RISK. In addition to the risks listed above, such as interest rate, market or credit risk, derivates may be subject to other risks. These include the risk that the investment may be difficult to purchase or sell (liquidity risk) and the risk that the other party in the transaction will not fulfill their contractual obligations (counterparty risk). There is also the risk that changes in the value of the derivative may not correlate perfectly with the underlying interest rate or index and the risk that the derivative may not be properly valued.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Government Income Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers Intermediate Government Index in the table below is an unmanaged index comprised of U.S. Treasury issues and debt of U.S. Government agencies guaranteed by the U.S. Government. This index reflects no deduction for fees, expenses or taxes. The returns for Class C, R and S shares may differ from the Class A shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, DO NOT REFLECT TAXES AND DO NOT INCLUDE A SALES CHARGE. IF A SALES CHARGE WERE INCLUDED, RESULTS WOULD BE LOWER.)

 2.50%    7.07%    7.20%    0.64%    9.33%    7.77%    9.11%    1.65%    1.71%    1.05%
---------------------------------------------------------------------------------------
 1996      97       98       99       00       01       02       03       04       05
---------------------------------------------------------------------------------------
Best quarter:    Q3   2001          4.80%   |
Worst quarter:   Q2   2004         (2.68)%  |
--------------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                                PAST         PAST 5       PAST 10
                                                                                YEAR          YEARS        YEARS
 Class A Before Taxes(2)                                                        (2.73)%        3.41%        4.35%
 Class A After Taxes on Distributions(2)                                        (3.85)%        1.99%        2.49%
 Class A After Taxes on Distributions and Sale of Shares(2)                     (1.78)%        2.11%        2.58%
 Class C Before Taxes(3)                                                        (0.65)%         N/A          N/A
 Class R Before Taxes(3)                                                         0.81%          N/A          N/A
 Class S Before Taxes(3)                                                         1.19%          N/A          N/A

 Lehman Brothers Intermediate Government Index                                   1.68%         4.82%        5.50%
-------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Government Income Fund, the predecessor to Tamarack Government Income Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2)  Reflects 3.75% sales charge.

(3)  Classes C, R and S commenced operations on April 19, 2004.

RISK/RETURN SUMMARY AND FUND EXPENSES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

QUALITY FIXED INCOME FUND

INVESTMENT OBJECTIVES. Current income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or by its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. ("Investment grade" refers to the four highest rating categories of a nationally recognized statistical rating organization ("Rating Agency").) At least 70% of the Fund's total assets will be invested in fixed income securities rated at the time of purchase in one of the three highest categories by a Rating Agency (or unrated securities determined to be comparable in quality). The Fund primarily focuses on maximizing current income. However, the Fund also may purchase fixed income securities that the Advisor believes have potential for capital appreciation in an attempt to achieve a high level of total return. Up to 20% of the Fund's total assets may be invested in high-yield obligations and/or obligations of emerging market countries. The Fund may also, but is not required to, and when it is consistent with the Fund's investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns. The Fund's Advisor pursues the Fund's investment objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Advisor constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. The Fund expects to maintain a dollar-weighted average portfolio maturity between five and fifteen years. The Advisor diversifies the Fund's holdings among sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.


Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund's shares.

In selecting individual securities, the Advisor considers various factors, including outlook for the economy and anticipated changes in interest rates and inflation, securities that appear to be inexpensive relative to other comparable securities, and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security.

The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so. In addition, the Fund's portfolio turnover may exceed 100%. A high rate of portfolio turnover generally increases brokerage and other expenses, which are borne by the Fund and its shareholders and may adversely affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which are taxable when distributed to shareholders.

A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, the Fund could lose money. The Fund may also invest up to 20% of its total assets in obligations rated below investment grade. Securities rated Ba or BB or lower by Moody's or S&P, respectively, often referred to as "junk bonds," are considered to be speculative with respect to the issuer's capacity to pay interest and repay principal.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. These risks may be particularly great in securities of emerging market countries and may also include risks of (a) nationalization, (b) prohibitions on repatriation of assets, (c) less protection of property rights, (d) non-diversified economies that are particularly vulnerable to changes in global trading patterns, and (e) extreme and volatile debt burdens and inflation rates.

MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result the value of such securities may decline.

CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effect may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

HIGH PORTFOLIO TURNOVER. A high portfolio turnover rate generally involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.


DERIVATIVES TRANSACTIONS RISK. In addition to the risks listed above, such as interest rate, market or credit risk, derivates may be subject to other risks. These include the risk that the investment may be difficult to purchase or sell (liquidity risk) and the risk that the other party in the transaction will not fulfill their contractual obligations (counterparty risk). There is also the risk that changes in the value of the derivative may not correlate perfectly with the underlying interest rate or index and the risk that the derivative may not be properly valued.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Quality Fixed Income Fund by showing performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers U.S. Aggregate Bond Index in the table below is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage backed securities. This index reflects no deduction for fees, expenses or taxes. The returns for Class C, R and S shares may differ from the Class A shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, DO NOT REFLECT TAXES AND DO NOT INCLUDE A SALES CHARGE. IF A SALES CHARGE WERE INCLUDED, RESULTS WOULD BE LOWER.)

11.41%    5.36%    6.80%    3.85%    3.62%    2.09%
---------------------------------------------------
 2000      01       02       03       04       05
---------------------------------------------------
Best quarter:    Q4   2000      4.71%   |
Worst quarter:   Q2   2004     (2.59)%  |
----------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                                                           SINCE
                                                                                PAST         PAST 5      INCEPTION
                                                                                YEAR          YEARS       5/11/99
 Class A Before Taxes(2)                                                        (1.74)%        3.54%        4.23%
 Class A After Taxes on Distributions(2)                                        (3.15)%        1.67%        2.24%
 Class A After Taxes on Distributions and Sale of Shares(2)                     (1.14)%        1.94%        2.41%
 Class C Before Taxes(3)                                                         0.52%          N/A          N/A
 Class R Before Taxes(3)                                                         2.05%          N/A          N/A
 Class S Before Taxes(3)                                                         2.45%          N/A          N/A

 Lehman Brothers U.S. Aggregate Bond Index                                       2.43%         5.87%        6.12%
-------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Quality Income Fund, the predecessor to Tamarack Quality Fixed Income Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2)  Reflects 3.75% sales charge.

(3)  Classes C, R and S commenced operations on April 19, 2004.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE. Providing the highest level of regular income exempt from federal income tax consistent with stated quality and maturity standards.


PRINCIPAL INVESTMENT STRATEGIES. The Fund intends to offer shares the income from which is substantially exempt from federal income tax. The Fund invests, under normal circumstances, at least 80% of its net assets (measured at the time of investment), plus any borrowings for investment purposes, in municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax and any alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. The Fund will invest principally in intermediate-term municipal securities. The Fund will have an expected weighted average maturity between five and twelve years. The Fund's investments, at the time of purchase, also will meet the following standards:

     o The Fund will invest in securities that at the time of purchase are rated investment grade or, if non-rated, are deemed by the Advisor to be of investment grade quality.


     o The Fund's investments in short-term municipal obligations and notes will be (1) backed by the full faith and credit of the United States; or (2) rated MIG-1, MIG-2 or MIG-3 by Moody's; or (3) rated SP-1, SP-2 or SP-3 by Standard & Poor's(R); or (4) rated F1, F2 or F3 by Fitch, or (5) if unrated short-term, the issuer's long-term bond rating must be at least A as determined by Moody's, Standard & Poor's(R) or Fitch.

     o The Fund may invest in cash or short-term money market obligations (including taxable money market obligations on a temporary basis) that are rated in the top two categories (Prime-1 or Prime-2 by Moody's, A-1 or A-2 by Standard & Poor's(R) or F1 or F2 by Fitch).


The Fund normally invests for the long term, consistent with its strategy as described above, but the Fund may sell a security at any time that the Advisor considers it to be an unfavorable investment or in order to make adjustments in the Fund's portfolio characteristics. The Fund may also, but is not required to, and when it is consistent with the Fund's investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns.


A full discussion of all permissible investments for the Fund can be found in the Funds' Statement of Additional Information ("SAI").

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee the Fund will meet its goal. It is possible to lose money by investing in the Fund.

INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or issuer, the higher the level of credit risk.

MARKET RISK. Market risk means that the bond market in general fluctuates, which may affect the performance of any individual fixed income security.

SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.


DERIVATIVES TRANSACTIONS RISK. In addition to the risks listed above, such as interest rate, market or credit risk, derivates may be subject to other risks. These include the risk that the investment may be difficult to purchase or sell (liquidity risk) and the risk that the other party in the transaction will not fulfill their contractual obligations (counterparty risk). There is also the risk that changes in the value of the derivative may not correlate perfectly with the underlying interest rate or index and the risk that the derivative may not be properly valued.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Tax-Free Income Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers Municipal Quality Intermediate 3-15 Year Index is an unmanaged index that includes investment grade, tax-exempt fixed-rate bonds with maturities between two and seventeen years. The Lehman Brothers Municipal Bond Index in the table below is an unmanaged index that includes investment grade, tax-exempt fixed-rate bonds with long-term maturities (greater than two years). The index reflects no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)


 3.27%    8.73%    5.41%   (3.10)%  10.58%    3.62%    9.54%    5.42%    2.29%    1.32%
---------------------------------------------------------------------------------------
 1996      97       98       99       00       01       02       03       04       05
---------------------------------------------------------------------------------------
Best quarter:    Q3   2002     5.03%   |
Worst quarter:   Q2   2004    (3.27)%  |
---------------------------------------


PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)

                                                                               PAST         PAST 5       PAST 10
                                                                               YEAR          YEARS        YEARS
 Class S Before Taxes                                                           1.32%         4.40%        4.63%
 Class S After Taxes on Distributions                                           1.18%         4.22%        4.49%
 Class S After Taxes on Distributions and Sale of Shares                        2.20%         4.29%        4.53%
 Class A Before Taxes(2,3)                                                     (2.70)%         N/A          N/A
 Class C Before Taxes(3)                                                       (0.65)%         N/A          N/A
 Class R Before Taxes(3)                                                        0.79%          N/A          N/A

 Lehman Brothers Municipal Quality Intermediate 3-15 Year Index(4)              2.25%         3.70%        5.42%
 Lehman Brothers Municipal Bond Index                                           3.51%         5.59%        5.71%
-------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of D.L. Babson Tax-Free Income Fund, the predecessor to Tamarack Tax-Free Income Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Reflects 3.75% sales charge.

(3)  Classes A, C and R commenced operations on April 19, 2004.

(4) The Fund has recently added this benchmark because Fund management has determined that this benchmark more closely reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fixed Income Funds. The term "offering price" includes the front-end sales load.


                            GOVERNMENT INCOME FUND

                                                  CLASS A        CLASS C        CLASS R       CLASS S
-------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    3.75%(1)       None           None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                 1.00%(2)       1.00%(3)       None           None
Redemption Fee(4)                                   2.00%          2.00%          2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund
 assets)
Management fees                                     0.30%          0.30%          0.30%         0.30%
Distribution (12b-1) fees(5)                        0.50%          1.00%          0.50%         None
Other expenses(6)                                   1.85%          1.85%          1.85%         1.85%
                                                  ------         ------         ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)             2.65%          3.15%          2.65%         2.15%
                                                  ------         ------         ------        ------
Fee waiver/expense reimbursement(7)                (1.55)%        (1.30)%        (1.30)%       (1.30)%
                                                  ------         ------         ------        ------
Net annual fund operating expenses                  1.10%          1.85%          1.35%         0.85%
                                                  ------         ------         ------        ------


                           QUALITY FIXED INCOME FUND

                                                  CLASS A        CLASS C        CLASS R       CLASS S
-------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    3.75%(1)       None           None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                 1.00%(2)       1.00%(3)       None          None
Redemption Fee(4)                                   2.00%          2.00%          2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund
 assets)
Management fees                                     0.60%          0.60%          0.60%         0.60%
Distribution (12b-1) fees(5)                        0.50%          1.00%          0.50%         None
Other expenses(6)                                   0.72%          0.72%          0.72%         0.72%
                                                  ------         ------         ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)             1.82%          2.32%          1.82%         1.32%
                                                  ------         ------         ------        ------
Fee waiver/expense reimbursement(7)                (0.89)%        (0.64)%        (0.64)%       (0.64)%
                                                  ------         ------         ------        ------
Net annual fund operating expenses                  0.93%          1.68%          1.18%         0.68%
                                                  ------         ------         ------        ------

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------


                             TAX-FREE INCOME FUND

                                                  CLASS A        CLASS C        CLASS R       CLASS S
-------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    3.75%(1)       None           None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                 1.00%(2)       1.00%(3)       None          None
Redemption Fee(4)                                   2.00%          2.00%          2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund
 assets)
Management fees                                     0.85%          0.85%          0.85%         0.85%
Distribution (12b-1) fees(5)                        0.50%          1.00%          0.50%         None
Other expenses(6)                                   0.96%          0.96%          0.96%         0.96%
                                                  ------         ------         ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)             2.31%          2.81%          2.31%         1.81%
                                                  ------         ------         ------        ------
Fee waiver/expense reimbursement(7)                (1.32)%        (1.07)%        (1.07)%       (1.07)%
                                                  ------         ------         ------        ------
Net annual fund operating expenses                  0.99%          1.74%          1.24%         0.74%
                                                  ------         ------         ------        ------

(1) Sales charges decline for purchases of $100,000 or more. See "Distribution Arrangements/Sales Charges -- Front-End Sales Charges," below. This sales charge will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate; (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization; (iii) accounts invested through RBC Centura Securities, Inc. and RBC Dain Rauscher Inc.; and (iv) trustees, directors, officers and employees of the Tamarack Funds or Voyageur Asset Management Inc.

(2) A 1.00% contingent deferred sales charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1,000,000 or more on which no initial sales charge was paid. See "Distribution
     Arrangements/Sales Charges -- Contingent Deferred Sales Charges" below.

(3) A 1.00% CDSC is imposed on redemptions of Class C shares made within 12 months of purchase. See "Distribution Arrangements/Sales Charges -- Contingent Deferred Sales Charges" below.

(4) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(5) Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by the NASD.

(6)  Based on estimated expenses for the current fiscal year.

(7) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of Government Income Fund, Quality Fixed Income Fund and Tax-Free Income Fund to the levels listed above under Net Annual Fund Operating Expenses. For Class A shares, the amount of the Net Annual Fund Operating Expenses reflects a contractual waiver of 12b-1 fees of 0.25%. These expense limitation agreements are in place until January 31, 2007. The Advisor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS
--------------------------------------------------------------------------------

EXAMPLE: These Examples are intended to help you compare the cost of investing in the Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume:

     o    a $10,000 investment

     o    5% annual return and reinvestment of dividends and distributions

     o    redemption at the end of each period

     o    the Fund's operating expense levels remain the same from year to year

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                            GOVERNMENT INCOME FUND

                                CLASS A     CLASS C     CLASS R     CLASS S
--------------------------------------------------------------------------------
One Year After Purchase         $  483      $  513      $  412      $   87
Three Years After Purchase      $1,025      $1,050      $  848      $  547
Five Years After Purchase       $1,594      $1,615      $1,310      $1,035
Ten Years After Purchase        $3,136      $3,157      $2,596      $2,380


                           QUALITY FIXED INCOME FUND

                                CLASS A     CLASS C     CLASS R     CLASS S
--------------------------------------------------------------------------------
One Year After Purchase         $  466      $  171      $  120      $   69
Three Years After Purchase      $  843      $  663      $  510      $  355
Five Years After Purchase       $1,243      $1,182      $  925      $  662
Ten Years After Purchase        $2,362      $2,607      $2,085      $1,534


                             TAX-FREE INCOME FUND

                                CLASS A     CLASS C     CLASS R     CLASS S
--------------------------------------------------------------------------------
One Year After Purchase         $  472      $  177      $  126      $   76
Three Years After Purchase      $  947      $  770      $  619      $  465
Five Years After Purchase       $1,448      $1,389      $1,138      $  880
Ten Years After Purchase        $2,823      $3,060      $2,563      $2,038

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

INVESTING FOR TEMPORARY DEFENSIVE PURPOSES

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. If a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.


                          RISK PROFILE OF MUTUAL FUNDS

                ---------                             -----------
                FUND TYPE           ^                 ASSET CLASS
                ---------           |                 -----------
                                    |
              STOCK FUNDS           |                 SMALL COMPANY STOCKS
                                    |
                               Higher Risk            INTERNATIONAL STOCKS
                                    |
                                    |                 MID-SIZED COMPANY STOCKS
                                    |
                                    |                 LARGE COMPANY STOCKS
                                    |
               BOND FUNDS           |
                                    |
                                    |                 CORPORATE BONDS
                                    |
          MUNICIPAL FUNDS           |                 MUNICIPAL BONDS
                                    |
                               Lower Risk             GOVERNMENT BONDS
                                    |
                                    |
                                    v


                   OVERVIEW OF PRINCIPAL RISKS OF THE FUNDS


---------------------------------------------------------------------------------------------------------------------------------
                                                                      PREPAYMENT
                                             INTEREST                    AND                                HIGH       FOREIGN
                        MARKET   SELECTION     RATE                   EXTENSION               HEDGING    PORTFOLIO    INVESTMENT
                         RISK       RISK       RISK     CREDIT RISK      RISK     CALL RISK     RISK      TURNOVER       RISK
---------------------------------------------------------------------------------------------------------------------------------
 Government Income
  Fund                     X         X           X           X            X           X          X           X
---------------------------------------------------------------------------------------------------------------------------------
 Quality Fixed Income
  Fund                     X         X           X           X            X           X          X           X             X
---------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Income
  Fund                     X         X           X           X                        X
---------------------------------------------------------------------------------------------------------------------------------


MORE INFORMATION ON THESE AND OTHER RISKS CAN BE FOUND IN THE "PRINCIPAL RISKS" SECTIONS UNDER EACH FUND SUMMARY IN THIS PROSPECTUS AND IN THE FUNDS' SAI.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Funds are advised by Voyageur. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"). RBC is one of North America's leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 70,000 people who serve more than 14 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur's charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of December 31, 2005, Voyageur's investment team managed approximately $27.0 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.


For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the fiscal year ending September 30, 2005 as follows:

  Government Income Fund                            0.30%(1)
                                   ---------------------------------------------
  Quality Fixed Income Fund                         0.60%(1)
                                   ---------------------------------------------
  Tax-Free Income Fund                              0.85%(1)
--------------------------------------------------------------------------------

(1) The Advisor has contractually agreed to waive or limit fees through January 31, 2007 in order to maintain net annual fund operating expenses as set forth under "Fees and Expenses."

Information regarding the factors considered by the Board of Trustees of the Funds in connection with the most recent approval of the Investment Advisory Agreement will be in the Funds' Semi-Annual Report for the period ended March 31, 2006.

PORTFOLIO MANAGERS


Voyageur is responsible for the overall management of each Fund's portfolio. VOYAGEUR EMPLOYS A TEAM APPROACH TO THE MANAGEMENT OF EACH OF THE FIXED INCOME FUNDS, WITH NO INDIVIDUAL TEAM MEMBER BEING RESPONSIBLE SOLELY FOR INVESTMENT DECISIONS. The team members are jointly and primarily responsible for security analysis, industry recommendations, cash positions, purchase and sell decision making processes and general daily oversight of the Funds' portfolios. The members of Voyageur's fixed income funds team are:

     o JAMES A. NORUNGOLO, CFA, VICE PRESIDENT, CREDIT TEAM LEAD, SENIOR PORTFOLIO MANAGER. Mr. James Norungolo is the Credit Team Lead for the Voyageur Asset Management Inc. (Voyageur) fixed income division. James is responsible for guiding Voyageur's corporate investment process and identifying relative value opportunities for Voyageur's fixed income clients. In addition, James serves as a Senior Portfolio Manager for many of our core and core plus taxable fixed income clients. He has been with Voyageur since 1993 and has held several critical roles within the organization including credit/equity analyst, structured product analyst and portfolio administration. Prior to joining Voyageur, James worked for Westport Bank & Trust, NationsBank and Sovran Capital Management. James began his career in the investment industry in 1987 and received a BA from the University of Virginia. James is a CFA charterholder.

     o RAYE C. KANZENBACH, CFA, SENIOR MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER. Mr. Raye Kanzenbach is a member of the Voyageur Asset Management Inc. (Voyageur) Credit Team, on which he provides expertise in the taxable and tax-exempt municipal sectors. Raye also serves as a Senior Portfolio Manager and plays a leadership role in Voyageur's money market management capabilities. Raye has been with Voyageur and its predecessor firm, Insight Investment Management, since 1983. Prior to joining Voyageur, Raye was employed at First Bank where he managed the municipal and money market trust funds. He also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank's investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the

FUND MANAGEMENT
--------------------------------------------------------------------------------


          St. Paul Companies. Raye began his career in the investment industry in 1973 and received a BA from Lawrence University and an MBA from the University of Michigan. He is a CFA charterholder.

     o RANDAL W. HARRISON, CFA, VICE PRESIDENT, PORTFOLIO SOLUTIONS TEAM LEAD, SENIOR PORTFOLIO MANAGER. Mr. Randal Harrison is responsible for leading the Voyageur Asset Management Inc. (Voyageur) Portfolio Solutions Team, where he draws upon his background in all sectors of the fixed income market along with his specific expertise in mortgage-backed and commercial mortgage-backed securities. Randy also serves as a Senior Portfolio Manager and has managed accounts for many of Voyageur's taxable fixed income clients. Prior to joining Voyageur in 1993, Randy was a securities analyst and trader for AEGON USA Insurance Group, developing and executing mortgage strategies for their $5 billion mortgage-backed insurance portfolio. He began his career in the investment industry in 1990 and holds a BS from Miami University (Ohio), an MBA from the University of Iowa and is a CFA charterholder.


     o TODD BRUX, CFA, DIRECTOR OF PORTFOLIO ANALYTICS. Todd Brux, Voyageur's Director of Portfolio Analytics, is responsible for supporting all analytical needs of the firm's fixed income department. His focus is on data integrity, valuation, historical analysis, statistical analysis, risk measurement, relative value analysis and portfolio analysis. Todd serves in a critical role that is integrated with Voyageur's portfolio management process. Prior to joining Voyageur in 2004, Todd was with GMAC RFC from March 2004 to October 2004 where he served as Head Trader of their mortgage strategy; prior to that, he was a Senior Investment Analyst at Galliard Capital Management from September 1999 to March 2004. Todd, an 11-year industry veteran, is a CFA charterholder and received his BA from the University of Wisconsin-Madison with a double major in Economics and Political Science.


     o STEVEN P. ELDREDGE, CFA, MANAGING DIRECTOR, CLIENT PORTFOLIO MANAGEMENT TEAM LEAD, CLIENT PORTFOLIO MANAGER. Mr. Steven Eldredge utilizes his 25 plus years of experience in the fixed income industry to lead the Voyageur Asset Management Inc. (Voyageur) fixed income Client Portfolio Management Team. Steve has an extensive background in both the taxable and tax-exempt markets. Prior to joining Voyageur in 1995, Steve was chief operating officer for the ABT Mutual Fund family. Steve began his career in the investment industry in 1978 as a portfolio manager for a bank holding company in Florida. Steve received his BA in Finance from the University of Central Florida. He is a CFA charterholder and member of the CFA Society of Minnesota.

     o JOHN M. HUBER, CFA, CHIEF INVESTMENT OFFICER - FIXED INCOME. Mr. John Huber is Chief Investment Officer of Fixed Income at Voyageur Asset Management Inc. (Voyageur). His responsibilities include overseeing and directing Voyageur's fixed income division. He also serves as the Chief Investment Officer of Fixed Income for the Tamarack Funds, a family of three fixed income funds and five money market funds. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm's total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. John is a CFA charterholder and a member of the CFA Society of Minnesota.

Additional information about the portfolio managers' compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers' ownership of securities of the funds they manage is available in the Funds' SAI.

FUND MANAGEMENT
--------------------------------------------------------------------------------

OTHER SERVICE PROVIDERS

ADMINISTRATOR. Pursuant to separate agreements, Voyageur provides administrative services to the Funds.

DISTRIBUTOR. Tamarack Distributors Inc. ("Distributor"), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is the distributor of the Funds' shares. The firm is a member of the National Association of Securities Dealers, Inc., and (like Voyageur) is a wholly-owned subsidiary of RBC Dain Rauscher Corp.


SUB-ADMINISTRATOR, FUND ACCOUNTING AGENT. BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS Fund Services Ohio, Inc., also located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the fund accountant for each of the Funds.


DIVIDEND PAYING AGENT, TRANSFER AGENT. Boston Financial Data Services, Inc., a Massachusetts corporation having its principal place of business at 330 West 9th Street, Kansas City, Missouri 64105, is the dividend paying agent and transfer agent for the Funds.

CUSTODIAN. The Funds' custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, MN 55479.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The per share net asset value ("NAV") of    | 1. NAV is calculated separately
each class of shares of the Fund is         |    for each class of shares.
calculated by adding the total value of     |
the Fund's investments and other assets,    | 2. You can find many Funds' NAV
determining the proportion of that total    |    daily in The Wall Street
allocable to the particular class,          |    Journal and in other
subtracting the liabilities allocable to    |    newspapers or they are
the class and then dividing that figure     |    available at
by the number of outstanding shares of      |    www.tamarackfunds.com or by
the class.                                  |    calling  1-800-422-2766.
                                            ----------------------------------
           NAV of Class =
 Total Assets of Class - Liabilities
 -----------------------------------
      Number of Shares of Class
             Outstanding
---------------------------------------

The per share NAV for each class of each Fund is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange ("Exchange"), or at 4:00 p.m. Eastern time, whichever is earlier, on days the Exchange is open.

Your order for purchase, sale or exchange of shares is generally priced at the next NAV calculated after your order is received in good order by the Fund's transfer agent on any day that the Exchange is open for business. For example:
If you place a purchase order to buy shares of a Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time. Also, as further explained in the "Purchasing and Adding to Your Shares" section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund's transfer agent at the time it is received by the intermediary.

The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued at fair value pursuant to procedures approved by the Board of Trustees. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

FAIR VALUATION
On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, "fair valuation" methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the Exchange; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. The Funds' pricing agent is responsible for monitoring market fluctuations to determine if certain triggers are reached that necessitate the use of fair valuation methodologies. These methodologies are intended to ensure that each Fund's NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the Exchange, when a Fund's NAV is typically calculated.

SHAREHOLDER INFORMATION
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PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares of the Funds through the Funds' Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.1 If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

       ------------------------------------------------------------------
                           MINIMUM INITIAL INVESTMENT

         ACCOUNT TYPE                                            AMOUNT
         Regular                                                 $1,000
         IRA and Uniform Transfer/Gifts to Minors Accounts       $  250
         By exchange(2) from another Tamarack Fund into a
           regular account                                       $1,000
         By exchange(2) from another Tamarack Fund into an
           IRA or Uniform Transfer/Gifts to Minors Account       $  100
         With Automatic Monthly Investments                      $  100
       ------------------------------------------------------------------


       ------------------------------------------------------------------
                          MINIMUM ADDITIONAL INVESTMENT

         INVESTMENT TYPE                                         AMOUNT
         By telephone or mail                                    $  100
         By wire                                                 $1,000
         By Internet (see instructions for purchasing and
           adding to your shares)                                $  100
         By exchange(2) from another Tamarack Fund into a
           regular account                                       $1,000
         By exchange(2) from another Tamarack Fund into an
           IRA or Uniform Transfer/Gifts to Minors Account       $  100
         With Automatic Monthly Investments                      $   50
       ------------------------------------------------------------------

(1) Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization, even if the organization does not transmit the order to the Fund in a timely manner.)

(2) The following Tamarack Funds are eligible for exchanges: the Tamarack Fixed Income Funds listed in this prospectus; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund and Value Fund); and Tamarack Prime Money Market Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL POLICIES ABOUT TRANSACTIONS
The Funds cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in U.S. dollars. Neither third-party checks, starter checks nor credit card convenience checks are accepted.

A Fund may waive its minimum purchase requirement. The Distributor will reject an order at its sole discretion if the order is not accompanied by payment or the Distributor determines the rejection of the order to be in the best interest of a Fund and its shareholders.

TELEPHONE PURCHASE, EXCHANGE AND REDEMPTION PRIVILEGES. Shareholders who open accounts with the Tamarack Funds are automatically granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds' representative may request personal identification and may tape record the call.

CLASS R ELIGIBILITY. Class R shares are available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds. These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.


CLASS S ELIGIBILITY. For investors making an initial purchase of Class S Shares after April 16, 2004, this class is only available through fee-based programs of broker-dealers. Investors who held Class S Shares of any Tamarack Fund prior to this date may purchase Class S Shares directly from the Funds or through their investment advisor. Class S Shares are also available to employees of the Advisor.


IRA AND KEOGH ACCOUNT MAINTENANCE FEES. A $10 annual maintenance fee is charged on all IRA accounts. Multiple IRA accounts associated with a single Social Security number are charged only one $10 fee. A $15 annual maintenance fee is charged on all Keogh accounts. Multiple Keogh accounts associated with a single Social Security number are charged only one $15 fee. If an annual maintenance fee has not yet been charged for the current year when the last IRA or Keogh account associated with a particular Social Security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.

CORPORATIONS, TRUSTS AND OTHER ENTITIES. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

SALES LIMITED TO U.S. CITIZENS AND RESIDENT ALIENS. Shares of the Tamarack Funds are only offered to United States citizens and resident aliens in the United States having a Social Security Number or Individual Tax Identification Number.

ANTI-MONEY LAUNDERING PROCEDURES. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds' Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: FULL NAME, DATE OF BIRTH (FOR INDIVIDUALS), TAXPAYER IDENTIFICATION NUMBER (USUALLY YOUR SOCIAL SECURITY NUMBER), AND PERMANENT STREET ADDRESS. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver's license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds' policies and procedures, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

--------------------------------------------------------------------------------
 AVOID BACKUP TAX WITHHOLDING
 By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security Number or Taxpayer Identification Number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a
 U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR OPENING AN ACCOUNT

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

 BY MAIL              INITIAL PURCHASES AND ALL      REGISTERED/OVERNIGHT MAIL
                      CORRESPONDENCE                 Tamarack Funds
                      Tamarack Funds                 c/o BFDS
                      P.O. Box 219757                330 W. 9th St.
                      Kansas City, MO 64121-9757     Kansas City, MO 64105

                      1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                      2. Make check, bank draft or money order payable to "Tamarack Funds" and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.
                      3. Mail or courier application and payment to the applicable address above.
---------------------------------------------------------------------------------------------------------------
 BY INTERNET          Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
                      This option is only available to Class S Shareholders who made their initial purchase prior to April 16, 2004.
---------------------------------------------------------------------------------------------------------------
 BY WIRE              UMB Bank, n.a.                 Call 1-800-422-2766 to obtain an account number,
                      Kansas City, Missouri          instructions for sending your account application to
                        ABA #101000695               the Funds, and instructions for your bank to wire your
                      For _____ Fund                 investment. After confirming that the Funds have
                        AC = 9870326213              received your application, contact your bank to wire
                                                     your investment (you must include the Funds' banking
                      Please provide:                instructions and your account number).
                      Your account number and
                      account name
---------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM           1-800-422-2766           If you already have an account with us and your account
 ANOTHER TAMARACK                                    is authorized for telephone exchanges (or on-line
 FUND                             or                 exchanges for Class S shares), you may open an account
                         www.tamarackfunds.com       in an eligible Tamarack Fund by exchanging shares from
                      (Class S exchanges only)       another Tamarack Fund. The eligible Funds are: the
                                                     Tamarack Fixed Income Funds listed in this prospectus;
                                                     the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap
                                                     Growth Fund, Small Cap Growth Fund, Enterprise Fund,
                                                     Enterprise Small Cap Fund, Microcap Value Fund, and
                                                     Value Fund); and Tamarack Prime Money Market Fund. The
                                                     names and registrations on the accounts must be identical.
                                                     The exchange must meet the applicable minimum exchange
                                                     amount requirement.
---------------------------------------------------------------------------------------------------------------

                                                                           |           QUESTIONS?
                                                                           |  Call 1-800-422-2766 or your
                                                                           |   investment representative.
                                                                           ------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR PURCHASING AND ADDING TO YOUR SHARES
If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

 BY TELEPHONE          1-800-422-2766                 You may make additional investments ($100
                                                      minimum) by telephone. After the Funds receive
                                                      and accept your request, the Funds will deduct
                                                      from your checking account the cost of the
                                                      shares. Availability of this service is subject to
                                                      approval by the Funds and the participating
                                                      banks.
---------------------------------------------------------------------------------------------------------------
 BY MAIL               REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                       Tamarack Funds                 Tamarack Funds
                       P.O. Box 219757                c/o BFDS
                       Kansas City, MO 64121-9757     330 W. 9th St.
                                                      Kansas City, MO 64105

                       1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
                             o  Account name and account number
                             o  Fund name
                             o  Share class
                       2. Make check, bank draft or money order payable to "Tamarack Funds" and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
                       3. Mail or courier stub and payment to the applicable address above.
---------------------------------------------------------------------------------------------------------------
 BY WIRE               UMB Bank, n.a.                 Wire share purchases ($1,000 minimum) should include the
                       Kansas City, Missouri          names of each account owner, your account number and the
                         ABA #101000695               name of the Fund in which you are purchasing shares. YOU
                       For _____ Fund                 SHOULD NOTIFY THE FUNDS BY TELEPHONE THAT YOU HAVE SENT
                         AC = 9870326213              A WIRE PURCHASE ORDER TO UMB BANK.

                       Please provide:
                       Your account number and
                       account name
---------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM      Please refer to the information under "Exchanging Your Shares" below.
 ANOTHER TAMARACK
 FUND
---------------------------------------------------------------------------------------------------------------
 BY INTERNET           Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
                       There is a $100 minimum for additional investments through the website.
                       This option is only available to Class S Shareholders who made their initial purchase prior to April 16, 2004.
---------------------------------------------------------------------------------------------------------------
 AUTOMATIC MONTHLY     You may authorize automatic monthly investments in a constant dollar amount ($50
 INVESTMENT            minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.
---------------------------------------------------------------------------------------------------------------

                                                                             |           QUESTIONS?
                                                                             |  Call 1-800-422-2766 or your
                                                                             |   investment representative.
                                                                             ----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

You can also add to your account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

AUTOMATIC MONTHLY INVESTMENTS
Automatic Monthly Investments are processed through an automated clearing house ("ACH") whereby an agreed amount is credited to or debited from a shareholder's pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.

DIRECTED DIVIDEND OPTION
By selecting the appropriate box in the account application, you can elect to receive your distributions (capital gains and dividends) in cash, (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible Tamarack Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions of less than $10 will be automatically reinvested. Dividends and distributions of $10 or more will also be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (SEE "SHAREHOLDER INFORMATION -- DIVIDENDS, DISTRIBUTIONS AND TAXES.")

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SELLING YOUR SHARES

You may withdraw from your account at     --------------------------------------
any time in the following amounts:        WITHDRAWING MONEY FROM YOUR FUND
                                          INVESTMENT
     o    any amount up to $50,000 for
          redemptions requested by mail   As a mutual fund shareholder, you are
          without a Medallion signature   technically selling shares when you
          guarantee*                      request a withdrawal in cash. This is
                                          also known as redeeming shares or a
     o    any amount for redemptions      redemption of shares.
          requested by mail with a        --------------------------------------
          Medallion signature guarantee

     o any amount up to $50,000 for Fund website redemptions (Class S shares only)

     o $1,000 or more for redemptions wired to a bank or similar account ($10 fee)**

     o $50 or more for redemptions by a systematic redemption plan (there may be a fee)

     o    $1,000 or more for exchanges to another eligible Tamarack Fund

     o $100 or more for redemptions by automatic monthly exchange to another eligible Tamarack Fund

     o $100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)

     o    up to $50,000 by telephone (for authorized accounts)

 * A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.
** A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.

Please refer to "Additional Policies on Redemptions" below.

SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO REDEEMED. (See "Market Timing and Excessive Trading -- Redemption Fee" below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR SELLING SHARES (REDEMPTIONS)
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

 BY TELEPHONE        1-800-422-2766                 You may withdraw any amount up to $50,000 by telephone,
                                                    provided that your account is authorized for telephone
                                                    redemptions. The Funds will send proceeds only to the
                                                    address or bank of record. You must provide the Fund's
                                                    name, your account number, the name of each account owner
                                                    (exactly as registered), and the number of shares or
                                                    dollar amount to be redeemed prior to 4:00 p.m. Eastern
                                                    time for the trade to be processed with that day's closing price.
--------------------------------------------------------------------------------------------------------------
 BY MAIL             REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                     Tamarack Funds                 Tamarack Funds
                     P.O. Box 219757                c/o BFDS
                     Kansas City, MO 64121-9757     330 W. 9th St.
                                                    Kansas City, MO 64105

                     1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See "Signature Guarantees" below for information on when a Medallion signature guarantee is required.
                     2. Mail or courier the letter to the applicable address above.
--------------------------------------------------------------------------------------------------------------
 BY WIRE             Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account.
                     A $10 fee is deducted. If your written request is received in good order before
                     4:00 Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See "Signature Guarantees" below for information on when a Medallion signature guarantee is required.
--------------------------------------------------------------------------------------------------------------
 BY INTERNET         Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
                     Provided you have previously registered, you may withdraw up to $50,000 through the website.

                     This option is only available to Class S Shareholders who made their initial purchase prior to April 16, 2004.
--------------------------------------------------------------------------------------------------------------
SYSTEMATIC You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or REDEMPTION PLAN have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply.
--------------------------------------------------------------------------------------------------------------

                                                                            |            QUESTIONS?
                                                                            |   Call 1-800-422-2766 or your
                                                                            |    investment representative.
                                                                            -----------------------------------

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

ADDITIONAL POLICIES ON SELLING SHARES (REDEMPTIONS)
We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

SIGNATURE GUARANTEES
You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:

     o A redemption check sent to a different payee, bank or address than we have on file;

     o A redemption check mailed to an account address that has been changed within the last 30 days;

     o    A redemption for $50,000 or more in writing; or

     o    A change in account registration or redemption instructions.

REDEMPTION FEE
A 2.00% redemption fee generally is imposed on redemptions and exchanges within 30 days of purchase. See "Market Timing and Excessive Trading -- Redemption Fee" below.

REDEMPTION IN KIND
Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

MINIMUM ACCOUNT SIZE
You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for regular shareholder accounts. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

SHAREHOLDER INFORMATION
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EXCHANGING YOUR SHARES

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing Tamarack Fund account, please refer to "Instructions for Opening an Account" above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the Tamarack Funds, you may exchange shares between eligible Tamarack Funds. The eligible Funds are: the Tamarack Fixed Income Funds in this prospectus; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund and Value Fund); and Tamarack Prime Money Market Fund.


 BY TELEPHONE          1-800-422-2766                 You may make exchanges from one identically registered
                                                      Tamarack Fund account into another eligible Tamarack
                                                      Fund account, provided that your account is authorized
                                                      for telephone exchanges.
--------------------------------------------------------------------------------------------------------------
 BY MAIL               REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                       Tamarack Funds                 Tamarack Funds
                       P.O. Box 219757                c/o BFDS
                       Kansas City, MO 64121-9757     330 W. 9th St.
                                                      Kansas City, MO 64105

                       1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
                          Tamarack Fund from which the amount is being sold, and the name of the Tamarack
                          Fund into which the amount is being purchased.
                       2. Mail or courier the letter to the applicable address above.
--------------------------------------------------------------------------------------------------------------
 BY INTERNET           Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
                       All Class S account owners who made their purchase prior to April 16, 2004 are automatically granted Internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the
                       Tamarack Funds.
                       This option is not available to other shareholders.
--------------------------------------------------------------------------------------------------------------
 MONTHLY EXCHANGES     You may authorize monthly exchanges ($100 minimum) from one eligible Tamarack Fund into another eligible Tamarack Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.
--------------------------------------------------------------------------------------------------------------

                                                                         |            QUESTIONS?
                                                                         |   Call 1-800-422-2766 or your
                                                                         |    investment representative.
                                                                         -------------------------------------

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ADDITIONAL POLICIES ON EXCHANGES
SHARES EXCHANGED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO EXCHANGED. The Funds also reserve the right to limit exchanges. (See "Market Timing and Excessive Trading" below.)

With the exception of exchanges to or from the Tamarack Prime Money Market Fund (whose shares are offered through another prospectus), the Share Class must be the same in the two Funds involved in the exchange. You must meet the minimum investment requirement of the Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.

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ADDITIONAL SHAREHOLDER SERVICES

The following services are also available to shareholders. Please call 1-800-422-2766 for more information.

     o    Uniform Transfers/Gifts to Minors Accounts

     o    Transfer on Death ("TOD") Accounts

     o    Accounts for corporations, partnerships and retirement plans

     o    Coverdell Education Savings Accounts

     o    Traditional IRA accounts

     o    Roth IRA accounts

     o    Simplified Employee Pensions ("SEPs")

TELEPHONE/INTERNET SERVICES
During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. (Holders of Class S shares, who made their initial purchase prior to April 16, 2004, may also access the Funds' web site, www.tamarackfunds.com.) The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or Fund web site instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

SHAREHOLDER MAILINGS
To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

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MARKET TIMING AND EXCESSIVE TRADING


Market timing may interfere with the management of a Fund's portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

REDEMPTION FEE. A 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds (other than the Tamarack Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed on: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans) and (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the "first in, first out" method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.


RESTRICTION AND REJECTION OF PURCHASE OR EXCHANGE ORDERS. The Tamarack Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund's portfolio, and purchase orders not accompanied by proper payment. The Tamarack Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between Tamarack Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund's discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Tamarack Funds' policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Tamarack Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may invest in numerous fund families with differing market timing policies, the Tamarack Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Tamarack Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the Tamarack Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate the exchange privilege without prior notice.

RISKS PRESENTED BY EXCESSIVE TRADING PRACTICES. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange

SHAREHOLDER INFORMATION
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and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund's investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as municipal bonds or obligations rated below investment grade, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund's investments. This is commonly referred to as price arbitrage. Because these securities may trade infrequently, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the SAI.

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DISTRIBUTION ARRANGEMENTS/SALES CHARGES
This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges. The Class I shares of Government Income Fund and Quality Fixed Income Fund, which are closed to new investors, are described in a separate prospectus.

                                  CLASS A                         CLASS C*                      CLASS R
 Sales Charge (Load)     Maximum sales charge of          No front-end sales charge;       No sales charge.
                         3.75%. See Schedule below.       CDSC of 1.00% for
                                                          redemptions within
                                                          12 months of purchase.
-----------------------------------------------------------------------------------------------------------------
 Distribution and        Subject to annual                1.00%                            0.50%
 Service (12b-1) Fee     distribution and shareholder
                         servicing fees of up to
                         0.50% of the Fund's assets.
                         (The Distributor has
                         contractually agreed to limit
                         Class A 12b-1 Fees to 0.25%
                         for the Funds until at least
                         January 31, 2007.)
-----------------------------------------------------------------------------------------------------------------
 Fund Expenses           Lower annual expenses            Higher annual expenses           Lower annual expenses
                         than Class C shares.             than Class A and R shares.       than Class C shares.
-----------------------------------------------------------------------------------------------------------------
                                 CLASS S
 Sales Charge (Load)     None
-----------------------------------------------------------------------------------------------------------------
 Distribution and        None
 Service (12b-1) Fee
-----------------------------------------------------------------------------------------------------------------
 Fund Expenses           Lower annual expenses than
                         Class A, C and R shares.
-----------------------------------------------------------------------------------------------------------------

 *Purchases of $500,000 or more of Class C shares are not permitted.


The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of share is more appropriate for you.

FRONT-END SALES CHARGES
Front-end sales charges are imposed on sales of Class A shares of all Funds at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See "Reducing the Initial Sales Charge on Purchases of Class A Shares" below). These sales charges will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate; (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization; (iii) accounts invested through RBC Centura Securities, Inc. and RBC Dain Rauscher Inc.; and (iv) trustees, directors, officers and employees of the Tamarack Funds or Voyageur Asset Management Inc. The amount paid for an investment, known as the "offering price," includes any applicable front-end sales charges. There is no sales charge on reinvested dividends and distributions. The SAI includes amounts paid as commissions to financial intermediaries.

                                                         SALES CHARGES
                                                       AS A PERCENTAGE OF
                                                    OFFERING     NET AMOUNT
FOR PURCHASES UP TO:                                 PRICE       INVESTED
  Less than $100,000                                  3.75%        3.90%
  $100,000 - $249,999.99                              3.50%        3.63%
  $250,000 - $499,999.99                              2.50%        2.56%
  $500,000 - $749,999.99                              2.00%        2.04%
  $750,000 - $999,999.99                              1.50%        1.52%
  $1,000,000 and over                                 0.00%*       0.00%

* 1.00% CDSC is imposed on redemptions within one year of purchase. See "Contingent Deferred Sales Charge" below.

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REDUCING THE INITIAL SALES CHARGE ON PURCHASES OF CLASS A SHARES

COMBINING ACCOUNTS OF FAMILY MEMBERS. You may combine accounts in Tamarack Funds Class A shares in order to qualify for a reduced sales charge (load). This does not include accounts in the Tamarack money market funds. The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

     o Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

     o Single-participant retirement plan accounts owned by you or your immediate family

     o    Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

LETTER OF INTENT. You may also reduce your Class A initial sales charge by establishing a letter of intent. A letter of intent allows you to combine all Tamarack Funds Class A shares purchased through a single account (excluding money market funds) that you intend to make over a 13-month period to determine the appropriate sales charge. You must provide this letter of intent to the Tamarack Funds along with your account application. Capital appreciation, reinvested dividends and capital gains do not apply when calculating the total combined purchases during the 13-month period. Please be aware that a portion of your account may be held in escrow to cover the additional sales charge that may be due if your total investment in your account does not qualify for the anticipated sales charge reduction.

RIGHTS OF ACCUMULATION. You may also take into account the current value of your existing holdings in Class A shares of the Tamarack Funds (excluding the money market funds) to determine the appropriate sales charge on subsequent purchases. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.

PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE TAMARACK FUNDS, YOU MUST LET YOUR FINANCIAL ADVISOR KNOW AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT LET YOUR FINANCIAL ADVISOR KNOW THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

You may obtain information free of charge on sales charge reductions and waivers through a link on the Tamarack Funds website, www.tamarackfunds.com, or from your financial advisor.

SHAREHOLDER INFORMATION
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CONTINGENT DEFERRED SALES CHARGES
For Class C shares, a CDSC of 1.00% applies if shares are sold within 12 months of purchase. A 1.00% CDSC is also imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.

WAIVING CONTINGENT DEFERRED SALES CHARGES (CLASS A AND CLASS C)
The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

     o    Redemptions due to death or disability of the shareholder.

     o Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.

     o    Tax-free returns of excess contributions to IRAs.

     o Permitted exchanges of shares between funds. However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.

The contingent deferred sales charge on Class A and C shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:

     o    Redemptions through a systematic withdrawal plan.

     o Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70-1/2.

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DISTRIBUTION AND SERVICE (12B-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

     o    The 12b-1 fees vary by share class as follows:

          - Class A shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing. The Distributor has contractually agreed to limit Class A 12b-1 fees to 0.25% for the Funds until at least January 31, 2007.

          - Class C shares may pay a 12b-1 fee of up to 1.00% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

          - Class R shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

     o The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and the remainder for distribution.

Over time, shareholders will pay more than with other types of sales charges because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

ADDITIONAL PAYMENTS. The Distributor and/or Advisor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Funds' shares. In addition, certain Intermediaries may receive sub-transfer agency fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on each Fixed Income Fund are declared daily and paid monthly. Capital gains for all Funds are distributed at least annually.

Dividends paid out of a Fixed Income Fund's investment company taxable income (which includes interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by a Fixed Income Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.

Dividends paid by the Tax-Free Income Fund from tax-exempt interest income generally are exempt from regular federal income tax.

Because no portion of a Fixed Income Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by a Fixed Income Fund is expected to be eligible for the reduced tax rates applicable to "qualified dividend income" for individual shareholders, or for the dividends received deduction for corporate shareholders.

Fixed Income Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fixed Income Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fixed Income Fund in October, November or December with a record date in such a month and paid by the Fixed Income Fund during January of the following calendar year.

Each year, your Fixed Income Fund will notify you of the tax status of dividends and other distributions.

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your fund shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the period during which you held shares.

Fixed Income Fund distributions also may be subject to state, local and foreign taxes. In many states, Fixed Income Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. You should consult your own tax adviser regarding the particular tax consequences of an investment in a Fixed Income Fund.

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ORGANIZATIONAL STRUCTURE

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the Tamarack Fixed Income Funds described in this prospectus were reorganized as series of Tamarack Funds Trust effective April 16, 2004.

FINANCIAL HIGHLIGHTS
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The Financial Highlights Table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for Government Income Fund, Quality Fixed Income Fund and Tax-Free Income Fund for the fiscal year ended September 30, 2005 and the periods ended September 30, 2004, June 30, 2004 and April 30, 2004 has been audited by Deloitte & Touche LLP. Their report, along with the Funds' Financial Statements, is included in the Funds' Annual Report, which is available at www.tamarackfunds.com or by calling 1-800-422-2766. Information for periods ended April 30, 2003, April 30, 2002 and April 30, 2001 for the Quality Fixed Income Fund and Government Income Fund was audited by the Funds' previous independent registered public accounting firm. Information for periods ended June 30, 2003, June 30, 2002 and June 30, 2001 for the Tax-Fee Income Fund was audited by the Fund's previous independent registered public accounting firm.

FINANCIAL HIGHLIGHTS
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TAMARACK GOVERNMENT INCOME FUND

                                                       INVESTMENT ACTIVITIES                       DISTRIBUTIONS
                                              --------------------------------------- ---------------------------------------
                                                            NET REALIZED
                                                                AND
                                   NET ASSET                 UNREALIZED
                                     VALUE,        NET         GAINS      TOTAL FROM       NET         NET
                                   BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                   OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
                                  ----------- ------------ ------------- ------------ ------------ ---------- ---------------
CLASS A
For the Period Ended
Year Ended September 30, 2005      $  10.44        0.24         (0.13)         0.11       (0.32)      (0.09)       (0.41)
Period Ended September 30,
 2004 (c)                             10.33        0.10          0.09          0.19       (0.08)         --        (0.08)
Year Ended April 30, 2004             10.80        0.23         (0.24)        (0.01)      (0.23)      (0.23)       (0.46)
Year Ended April 30, 2003             10.26        0.38          0.54          0.92       (0.38)         --        (0.38)
Year Ended April 30, 2002             10.14        0.51          0.12          0.63       (0.51)         --        (0.51)
Year Ended April 30, 2001              9.66        0.56          0.48          1.04       (0.56)         --        (0.56)
CLASS C
For the Period Ended
Year Ended September 30, 2005      $  10.44        0.17         (0.14)         0.03       (0.24)      (0.09)       (0.33)
Period Ended September 30,
 2004 (c)                             10.33        0.07          0.09          0.16       (0.05)         --        (0.05)
Period Ended April 30, 2004 (d)       10.43          --         (0.10)        (0.10)         --          --           --
CLASS R
For the Period Ended
Year Ended September 30, 2005      $  10.45        0.15         (0.08)         0.07       (0.28)      (0.09)       (0.37)
Period Ended September 30,
 2004 (c)                             10.33        0.07          0.12          0.19       (0.07)         --        (0.07)
Period Ended April 30, 2004 (d)       10.43        0.01         (0.10)        (0.09)      (0.01)         --        (0.01)
CLASS S
For the Period Ended
Year Ended September 30, 2005      $  10.43        0.27         (0.14)         0.13       (0.34)      (0.09)       (0.43)
Period Ended September 30,
 2004 (c)                             10.32        0.11          0.09          0.20       (0.09)         --        (0.09)
Period Ended April 30, 2004 (d)       10.42        0.01         (0.10)        (0.09)      (0.01)         --        (0.01)



                                   NET ASSET
                                     VALUE,
                                     END OF          TOTAL
                                     PERIOD         RETURN*
                                  ----------- ------------------
CLASS A
For the Period Ended
Year Ended September 30, 2005      $  10.14           1.12%
Period Ended September 30,
 2004 (c)                             10.44           1.87%(a)
Year Ended April 30, 2004             10.33          (0.05%)
Year Ended April 30, 2003             10.80           9.07%
Year Ended April 30, 2002             10.26           6.28%
Year Ended April 30, 2001             10.14          11.01%
CLASS C
For the Period Ended
Year Ended September 30, 2005      $  10.14           0.30%
Period Ended September 30,
 2004 (c)                             10.44           1.56%(a)
Period Ended April 30, 2004 (d)       10.33          (0.92%)(a)
CLASS R
For the Period Ended
Year Ended September 30, 2005      $  10.15           0.74%
Period Ended September 30,
 2004 (c)                             10.45           1.85%(a)
Period Ended April 30, 2004 (d)       10.33          (0.90%)(a)
CLASS S
For the Period Ended
Year Ended September 30, 2005      $  10.13           1.30%
Period Ended September 30,
 2004 (c)                             10.43           1.97%(a)
Period Ended April 30, 2004 (d)       10.32          (0.89%)(a)

                                                          RATIOS/SUPPLEMENTAL DATA
                                  -------------------------------------------------------------------------
                                                                  RATIO OF NET
                                   NET ASSETS,      RATIO OF       INVESTMENT      RATIO OF
                                      END OF      EXPENSES TO      INCOME TO      EXPENSES TO
                                      PERIOD        AVERAGE         AVERAGE         AVERAGE      PORTFOLIO
                                     (000'S)       NET ASSETS      NET ASSETS    NET ASSETS**   TURNOVER***
                                  ------------- --------------- --------------- -------------- ------------
CLASS A
For the Period Ended
Year Ended September 30, 2005         $4,557          1.10%           2.41%          2.65%          103%
Period Ended September 30,
 2004 (c)                              6,308          1.10%(b)        2.27%(b)       2.02%(b)        13%
Year Ended April 30, 2004              6,063          1.22%           2.16%          1.50%           77%
Year Ended April 30, 2003              6,233          1.08%           3.55%          1.33%           67%
Year Ended April 30, 2002              5,113          1.04%           4.93%          1.29%           35%
Year Ended April 30, 2001              5,139          0.93%           5.61%          1.18%          103%
CLASS C
For the Period Ended
Year Ended September 30, 2005         $    3          1.88%           1.68%          3.21%          103%
Period Ended September 30,
 2004 (c)                                  3          1.85%(b)        1.52%(b)       2.55%(b)        13%
Period Ended April 30, 2004 (d)            3          2.02%(b)        1.23%(b)       2.25%(b)        77%
CLASS R
For the Period Ended
Year Ended September 30, 2005         $    9          1.35%           2.19%          2.70%          103%
Period Ended September 30,
 2004 (c)                                 26          1.35%(b)        1.68%(b)       2.46%(b)        13%
Period Ended April 30, 2004 (d)            3          1.46%(b)        1.75%(b)       1.61%(b)        77%
CLASS S
For the Period Ended
Year Ended September 30, 2005         $   16          0.85%           2.75%          2.39%          103%
Period Ended September 30,
 2004 (c)                                  3          0.85%(b)        2.54%(b)       1.48%(b)        13%
Period Ended April 30, 2004 (d)            3          1.01%(b)        2.17%(b)       1.23%(b)        77%

-------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) For the period from May 1, 2004 to September 30, 2004.
(d) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TAMARACK QUALITY FIXED INCOME FUND

                                                           INVESTMENT ACTIVITIES                       DISTRIBUTIONS
                                                  --------------------------------------- ---------------------------------------
                                                                NET REALIZED
                                                                    AND
                                       NET ASSET                 UNREALIZED
                                         VALUE,        NET         GAINS      TOTAL FROM       NET         NET
                                       BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                       OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
                                      ----------- ------------ ------------- ------------ ------------ ---------- ---------------
CLASS A
For the Period Ended
Year Ended September 30, 2005           $  9.77        0.39        (0.15)          0.24       (0.40)         --        (0.40)
Period Ended September 30, 2004 (d)        9.65        0.16          0.13          0.29       (0.17)         --        (0.17)
Year Ended April 30, 2004                 10.27        0.38        (0.25)          0.13       (0.41)      (0.34)       (0.75)
Year Ended April 30, 2003                  9.84        0.41          0.47          0.88       (0.44)      (0.01)       (0.45)
Year Ended April 30, 2002                 10.06        0.51        (0.15)          0.36       (0.52)      (0.06)       (0.58)
Year Ended April 30, 2001                  9.50        0.58          0.58          1.16       (0.58)      (0.02)       (0.60)
CLASS C
For the Period Ended
Year Ended September 30, 2005           $  9.77        0.32        (0.15)          0.17       (0.33)         --        (0.33)
Period Ended September 30, 2004 (d)        9.65        0.13          0.13          0.26       (0.14)         --        (0.14)
Period Ended April 30, 2004 (e)            9.73        0.01        (0.08)        (0.07)       (0.01)         --        (0.01)
CLASS R
For the Period Ended
Year Ended September 30, 2005           $  9.77        0.35        (0.13)          0.22       (0.38)         --        (0.38)
Period Ended September 30, 2004 (d)        9.65        0.16          0.12          0.28       (0.16)         --        (0.16)
Period Ended April 30, 2004 (e)            9.73        0.01        (0.08)        (0.07)       (0.01)         --        (0.01)
CLASS S
For the Period Ended
Year Ended September 30, 2005           $  9.77        0.41        (0.15)          0.26       (0.42)         --        (0.42)
Period Ended September 30, 2004 (d)        9.65        0.17          0.13          0.30       (0.18)         --        (0.18)
Period Ended April 30, 2004 (e)            9.73        0.01        (0.08)        (0.07)       (0.01)         --        (0.01)


                                       NET ASSET
                                         VALUE,
                                         END OF          TOTAL
                                         PERIOD         RETURN*
                                      ----------- ------------------
CLASS A
For the Period Ended
Year Ended September 30, 2005           $  9.61           2.48%
Period Ended September 30, 2004 (d)        9.77           2.96%(a)
Year Ended April 30, 2004                  9.65           1.39%
Year Ended April 30, 2003                 10.27           9.09%
Year Ended April 30, 2002                  9.84           3.67%
Year Ended April 30, 2001                 10.06          12.46%
CLASS C
For the Period Ended
Year Ended September 30, 2005           $  9.61           1.79%
Period Ended September 30, 2004 (d)        9.77           2.75%(a)
Period Ended April 30, 2004 (e)            9.65          (0.72%)(a)
CLASS R
For the Period Ended
Year Ended September 30, 2005           $  9.61           2.23%
Period Ended September 30, 2004 (d)        9.77           2.96%(a)
Period Ended April 30, 2004 (e)            9.65          (0.71%)(a)
CLASS S
For the Period Ended
Year Ended September 30, 2005           $  9.61           2.73%
Period Ended September 30, 2004 (d)        9.77           3.07%(a)
Period Ended April 30, 2004 (e)            9.65          (0.58%)(a)

                                                              RATIOS/SUPPLEMENTAL DATA
                                      -------------------------------------------------------------------------
                                                                      RATIO OF NET
                                       NET ASSETS,      RATIO OF       INVESTMENT      RATIO OF
                                          END OF      EXPENSES TO      INCOME TO      EXPENSES TO
                                          PERIOD        AVERAGE         AVERAGE         AVERAGE      PORTFOLIO
                                         (000'S)       NET ASSETS      NET ASSETS    NET ASSETS**   TURNOVER***
                                      ------------- --------------- --------------- -------------- ------------
CLASS A
For the Period Ended
Year Ended September 30, 2005            $ 1,188          0.93%           4.02%          1.82%          116%
Period Ended September 30, 2004 (d)        1,257          0.93%(b)        4.07%(b)       1.64%(b)        13%
Year Ended April 30, 2004                  1,128          1.42%           3.56%          1.68%           87%
Year Ended April 30, 2003                    501          1.31%           4.03%          1.56%           79%
Year Ended April 30, 2002                    493          1.22%           5.03%          1.47%           88%
Year Ended April 30, 2001                    324          1.16%           5.88%          1.41%          130%
CLASS C
For the Period Ended
Year Ended September 30, 2005            $     3          1.62%           3.33%          2.24%          116%
Period Ended September 30, 2004 (d)            3          1.68%(b)        3.33%(b)       2.09%(b)        13%
Period Ended April 30, 2004 (e)                3          1.69%(b)        3.03%(b)         (c)           87%
CLASS R
For the Period Ended
Year Ended September 30, 2005            $     9          1.18%           3.77%          1.81%          116%
Period Ended September 30, 2004 (d)           20          1.16%(b)        2.92%(b)       1.73%(b)        13%
Period Ended April 30, 2004 (e)                3          1.13%(b)        3.54%(b)         (c)           87%
CLASS S
For the Period Ended
Year Ended September 30, 2005            $73,246          0.68%           4.28%          1.31%          116%
Period Ended September 30, 2004 (d)       89,278          0.68%(b)        4.34%(b)       1.13%(b)        13%
Period Ended April 30, 2004 (e)           97,237          0.68%(b)        4.37%(b)         (c)           87%

-------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from May 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TAMARACK TAX-FREE INCOME FUND

                                                           INVESTMENT ACTIVITIES                       DISTRIBUTIONS
                                                  --------------------------------------- ---------------------------------------
                                                                NET REALIZED
                                                                    AND
                                       NET ASSET                 UNREALIZED
                                         VALUE,        NET         GAINS      TOTAL FROM       NET         NET
                                       BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                       OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
                                      ----------- ------------ ------------- ------------ ------------ ---------- ---------------
CLASS A
For the Period Ended
Year Ended September 30, 2005           $  9.31        0.30        (0.18)          0.12       (0.30)      (0.24)       (0.54)
Period Ended September 30, 2004 (d)        9.05        0.07          0.26          0.33       (0.07)         --        (0.07)
Period Ended June 30, 2004 (e)             9.25        0.06        (0.20)        (0.14)       (0.06)         --        (0.06)
CLASS C
For the Period Ended
Year Ended September 30, 2005           $  9.31        0.23        (0.18)          0.05       (0.23)      (0.24)       (0.47)
Period Ended September 30, 2004 (d)        9.05        0.06          0.26          0.32       (0.06)         --        (0.06)
Period Ended June 30, 2004 (e)             9.25        0.05        (0.20)        (0.15)       (0.05)         --        (0.05)
CLASS R
For the Period Ended
Year Ended September 30, 2005           $  9.31        0.27        (0.18)          0.09       (0.27)      (0.24)       (0.51)
Period Ended September 30, 2004 (d)        9.05        0.07          0.26          0.33       (0.07)         --        (0.07)
Period Ended June 30, 2004 (e)             9.25        0.06        (0.20)        (0.14)       (0.06)         --        (0.06)
CLASS S
For the Period Ended
Year Ended September 30, 2005           $  9.31        0.32        (0.18)          0.14       (0.32)      (0.24)       (0.56)
Period Ended September 30, 2004 (d)        9.05        0.08          0.26          0.34       (0.08)         --        (0.08)
Year Ended June 30, 2004 (f)               9.57        0.32        (0.40)        (0.08)       (0.32)      (0.12)       (0.44)
Year Ended June 30, 2003                   9.14        0.35          0.44          0.79       (0.35)      (0.01)       (0.36)
Year Ended June 30, 2002                   8.96        0.36          0.18          0.54       (0.36)         --        (0.36)
Year Ended June 30, 2001                   8.62        0.37          0.38          0.75       (0.37)      (0.04)       (0.41)


                                       NET ASSET
                                         VALUE,
                                         END OF          TOTAL
                                         PERIOD         RETURN*
                                      ----------- ------------------
CLASS A
For the Period Ended
Year Ended September 30, 2005           $  8.89           1.27%
Period Ended September 30, 2004 (d)        9.31           3.71%(a)
Period Ended June 30, 2004 (e)             9.05          (1.50%)(a)
CLASS C
For the Period Ended
Year Ended September 30, 2005           $  8.89           0.54%
Period Ended September 30, 2004 (d)        9.31           3.53%(a)
Period Ended June 30, 2004 (e)             9.05          (1.65%)(a)
CLASS R
For the Period Ended
Year Ended September 30, 2005           $  8.89           1.01%
Period Ended September 30, 2004 (d)        9.31           3.66%(a)
Period Ended June 30, 2004 (e)             9.05          (1.55%)(a)
CLASS S
For the Period Ended
Year Ended September 30, 2005           $  8.89           1.52%
Period Ended September 30, 2004 (d)        9.31           3.78%(a)
Year Ended June 30, 2004 (f)               9.05          (0.87%)
Year Ended June 30, 2003                   9.57           8.82%
Year Ended June 30, 2002                   9.14           6.12%
Year Ended June 30, 2001                   8.96           8.89%


                                                              RATIOS/SUPPLEMENTAL DATA
                                      -------------------------------------------------------------------------
                                                                      RATIO OF NET
                                       NET ASSETS,      RATIO OF       INVESTMENT      RATIO OF
                                          END OF      EXPENSES TO      INCOME TO      EXPENSES TO
                                          PERIOD        AVERAGE         AVERAGE         AVERAGE      PORTFOLIO
                                         (000'S)       NET ASSETS      NET ASSETS    NET ASSETS**   TURNOVER***
                                      ------------- --------------- --------------- -------------- ------------
CLASS A
For the Period Ended
Year Ended September 30, 2005            $   171          1.24%           3.29%          2.31%           8%
Period Ended September 30, 2004 (d)          166          1.23%(b)        3.20%(b)       1.82%(b)        2%
Period Ended June 30, 2004 (e)                33          1.24%(b)        3.39%(b)       3.00%(b)       17%
CLASS C
For the Period Ended
Year Ended September 30, 2005            $     3          1.96%           2.57%          2.67%           8%
Period Ended September 30, 2004 (d)            3          1.99%(b)        2.54%(b)       2.45%(b)        2%
Period Ended June 30, 2004 (e)                 3          1.98%(b)        2.59%(b)       3.16%(b)       17%
CLASS R
For the Period Ended
Year Ended September 30, 2005            $     3          1.52%           3.03%          2.23%           8%
Period Ended September 30, 2004 (d)            3          1.49%(b)        3.03%(b)       1.96%(b)        2%
Period Ended June 30, 2004 (e)                 3          1.48%(b)        3.09%(b)       2.65%(b)       17%
CLASS S
For the Period Ended
Year Ended September 30, 2005            $23,924          0.99%           3.54%          1.81%           8%
Period Ended September 30, 2004 (d)       27,329          0.99%(b)        3.48%(b)       1.43%(b)        2%
Year Ended June 30, 2004 (f)              28,186          0.99%           3.47%          1.35%          17%
Year Ended June 30, 2003                  39,045          0.99%           3.73%          1.04%          15%
Year Ended June 30, 2002                  36,435          0.99%           3.96%            (c)          12%
Year Ended June 30, 2001                  34,856          1.00%           4.19%            (c)          27%

-------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f) The existing class of shares was designated Class S shares as of April 19, 2004.

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                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

PRIVACY POLICY
--------------------------------------------------------------------------------

                                 TAMARACK FUNDS
                     NOTICE OF PRIVACY POLICY & PRACTICES

The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds' shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.

 COLLECTION OF              We collect nonpublic personal information about our customers from the
 CUSTOMER INFORMATION       following sources:

                            o  ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

                            o  ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

                            o  CORRESPONDENCE, written, telephonic or electronic between a customer and the
                               Tamarack Funds or service providers to the Tamarack Funds.

 DISCLOSURE OF              We may disclose all of the information described above to certain third parties
 CUSTOMER INFORMATION       who are not affiliated with the Tamarack Funds under one or more of these circumstances:

                            o  AS AUTHORIZED -- if you request or authorize the disclosure of the information.

                            o  AS PERMITTED BY LAW -- for example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

                            o  UNDER JOINT AGREEMENTS -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

 SECURITY, SAFEGUARDING     We require service providers to the Tamarack Funds:
 AND DESTRUCTION OF
 CUSTOMER INFORMATION       o  to maintain policies and procedures designed to assure only appropriate
 AND REPORTS                   access to, and use of information about customers of, the Tamarack Funds;

                            o  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
                               Tamarack Funds;

                            o  to maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of
                               Regulation S-P.

 DELEGATION                 The Tamarack Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds' transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

================================================================================
 You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                 Tamarack Funds
                                 P.O. BOX 219757
                           Kansas City, MO 64121-9757
                            Telephone: 1-800-422-2766

 You may also visit the Funds' website at www.tamarackfunds.com for a free copy of a Funds' prospectus, SAI, annual or semi-annual reports.
================================================================================


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:
You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:
www.sec.gov
-----------

BY ELECTRONIC REQUEST:
publicinfo@sec.gov
------------------

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.


                                                               -----------------
Tamarack Funds                                                     PRSRT STD
c/o BFDS                                                         U.S. POSTAGE
PO Box 219757                                                        PAID
Kansas City, MO 64121-9757                                      PERMIT NO. 2891
                                                                KANSAS CITY MO
                                                               -----------------





                                                                          536453

[TAMARACK LOGO]

[PHOTO]

PROSPECTUS


JANUARY 28, 2006
AS REVISED
MAY 9, 2006


CLASS I SHARES

LARGE CAP GROWTH FUND
MID CAP GROWTH FUND
SMALL CAP GROWTH FUND
ENTERPRISE FUND
ENTERPRISE SMALL CAP FUND
GOVERNMENT INCOME FUND
QUALITY FIXED INCOME FUND

INVESTMENT ADVISOR:
Voyageur Asset Management, Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402.1240

QUESTIONS?
Call 1-800-422-2766 or your investment representative.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS



                                            RISK/RETURN SUMMARY AND FUND EXPENSES
---------------------------------------------------------------------------------------------------------------
THIS PROSPECTUS DESCRIBES THE                3-18    Investment Objectives, Principal Investment Strategies,
CLASS I SHARES OF THE TAMARACK                       Principal Risks and Performance Information
FUNDS LISTED TO THE RIGHT (THE                       o 3   Large Cap Growth Fund
"FUNDS"). CAREFULLY REVIEW THIS                      o 5   Mid Cap Growth Fund
IMPORTANT SECTION, WHICH                             o 7   Small Cap Growth Fund
SUMMARIZES EACH FUND'S                               o 9   Enterprise Fund
INVESTMENTS, RISKS, PAST                             o 11  Enterprise Small Cap Fund
PERFORMANCE, AND FEES.                               o 13  Government Income Fund
                                                     o 16  Quality Fixed Income Fund
                                               19    Fees and Expenses

                                            ADDITIONAL INFORMATION
---------------------------------------------------------------------------------------------------------------
                                               25    Investing for Temporary Defensive Purposes
                                               25    Risk Profile of Mutual Funds
                                               25    Overview of Principal Risks of the Funds

                                            FUND MANAGEMENT
---------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             26    Investment Advisor
THE PEOPLE AND ORGANIZATIONS                   27    Portfolio Managers
WHO OVERSEE THE FUNDS. THE                     29    Other Service Providers
FUNDS ARE MANAGED BY VOYAGEUR ASSET
MANAGEMENT INC. ("VOYAGEUR" OR THE
"ADVISOR").

                                            SHAREHOLDER INFORMATION
---------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             30    Pricing of Fund Shares
HOW SHARES ARE VALUED, HOW TO                  32    Purchasing and Adding to Your Shares
PURCHASE, SELL AND EXCHANGE                    37    Selling Your Shares
SHARES, RELATED CHARGES AND                    40    Exchanging Your Shares
PAYMENTS OF DIVIDENDS AND                      42    Additional Shareholder Services
DISTRIBUTIONS.                                 43    Market Timing and Excessive Trading
                                               44    Disclosure of Portfolio Holdings
                                               44    Distribution Arrangements/Sales Charges
                                               45    Dividends, Distributions and Taxes
                                               45    Organizational Structure

                                            FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
                                               46

                                            PRIVACY POLICY
---------------------------------------------------------------------------------------------------------------
                                               51

                                            BACK COVER
---------------------------------------------------------------------------------------------------------------
                                                     Where to Learn More About the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. Long-term        | MARKET CAPITALIZATION is a common
capital appreciation.                  | measure of the size of a company. It
                                       | is the market price of a share of the
PRINCIPAL INVESTMENT STRATEGIES.  The  | company's stock multiplied by the
Fund normally invests at east 80% of   | number of shares that are outstanding.
its net assets, plus any borrowings    ----------------------------------------
for investment purposes, in common
stocks of large U.S. companies each    | SHORT SALES "AGAINST THE BOX." In a
having $5 billion or more in market    | short sale, the buyer agrees to sell
capitalization at the time of purchase | a security it does not own. The buyer
by the Fund. The Fund will provide     | then buys or borrows the security to
notice to shareholders at least 60     | complete the sale. The Fund may engage
days prior to any change to this       | only in short sales "against the box."
policy. The Advisor uses quantitative  | Thus, the Fund may only sell a
and qualitative analysis to select     | security if it already owns, or has
stocks for the Fund's portfolio that   | the right to obtain at no additional
the Advisor believes offer attractive  | cost, an equal amount of the security.
growth opportunities and are selling   | In these transactions, the Fund seeks
at reasonable prices. The Fund pursues | to hedge against a decline in the
this strategy by first considering     | price of the security.
fundamental factors such as book       ----------------------------------------
value, cash flow, earnings, and sales. The Advisor's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Advisor utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. A portion of the Fund's assets may be invested in securities of non-U.S. companies, generally through American Depositary Receipts ("ADRs"). The Advisor will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.

A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Large Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 1000 Growth Index is an unmanaged index of growth securities. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500(R)") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The indexes reflect no deductions for fees, expenses or taxes. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)


 20.02%    27.80%   15.46%   24.58%   (11.95)%   (16.65)%   (23.69)%   20.94%    9.52%   3.19%
--------------------------------------------------------------------------------------------------
 1996       97       98       99        00         01         02        03        04      05
--------------------------------------------------------------------------------------------------
Best quarter:    Q4   1998    23.38%   |
Worst quarter:   Q3   2002   (16.80)%  |
---------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                              PAST          PAST 5        PAST 10
                                                                              YEAR          YEARS          YEARS
 Class I Before Taxes                                                          3.19%         (2.62)%        5.60%
 Class I After Taxes on Distributions                                          3.18%         (2.66)%        4.75%
 Class I After Taxes on Distributions and Sale of Shares                       2.08%         (2.24)%        4.54%

 Russell 1000 Growth Index(2)                                                  5.26%         (3.58)%        6.73%
 S&P 500 Index(R)                                                              4.91%          0.54%         9.07%
-------------------------------------------------------------------------------------------------------------------

(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Large Cap Equity Fund, the predecessor to Tamarack Large Cap Growth Fund. The quoted performance includes the performance of a common trust fund ("CTF") account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the RBC Large Cap Equity Fund's commencement of operations on October 1, 1996, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2) Fund management has determined that this benchmark more closely reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

MID CAP GROWTH FUND

INVESTMENT OBJECTIVE. Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-sized companies that fall within the market capitalization range of companies in the Standard and Poor's MidCap 400 Composite Stock Price Index (the "S&P MidCap 400 Index") at the time of purchase by the Fund. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. As of December 31, 2005, the range of market capitalization of companies within the S&P MidCap 400 Index was approximately $424 million to $14.8 billion. The Advisor uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Advisor believes offer attractive growth opportunities and are selling at reasonable prices. The Advisor pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Advisor's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Advisor utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Advisor will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

MID-SIZED COMPANY RISK. Stocks of mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Mid-sized companies may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Mid Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell Midcap Growth Index is an unmanaged index of growth securities. The S&P MidCap 400(R) Index is an unmanaged index of 400 selected common stocks of mid-sized companies. The indexes reflect no deductions for fees, expenses or taxes. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)


 23.99%    26.29%   21.19%   10.68%    15.13%   0.78%   (17.72)%   32.21%    6.52%    13.14%
----------------------------------------------------------------------------------------------
 1996       97        98       99        00      01        02        03       04        05
----------------------------------------------------------------------------------------------
Best quarter:    Q4   1998     29.04%   |
Worst quarter:   Q3   2002    (17.27)%  |
----------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                               PAST        PAST 5       PAST 10
                                                                               YEAR         YEARS        YEARS
 Class I Before Taxes                                                          13.14%        5.90%        12.58%
 Class I After Taxes on Distributions                                          12.84%        5.05%         9.64%
 Class I After Taxes on Distributions and Sale of Shares                        8.94%        4.86%         9.62%

 Russell Midcap Growth Index(2)                                                12.10%        1.38%         9.27%
 S&P Midcap 400(R) Index                                                       12.56%        8.60%        14.36%
-----------------------------------------------------------------------------------------------------------------

(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to Tamarack Mid Cap Growth Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2) Fund management has determined that this benchmark more closely reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE.  Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund focuses on equity securities that the Advisor believes have strong prospects for appreciation through growth in earnings. Small capitalization companies are defined by the Fund as companies with a market capitalization of less than $2.0 billion at time of investment of its assets. In selecting stocks for the Fund, the Advisor considers certain factors including sales and earnings growth rates and the strength of the issuer's balance sheet. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Fund may also invest in foreign securities traded on U.S. exchanges. The Advisor will consider selling securities if the issuer's market capitalization exceeds $5.0 billion. The Fund may engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.

A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

SMALL COMPANY RISK. Stocks of smaller companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Small Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small market capitalizations. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price to book ratios and higher forecasted earnings growth rates. The indexes reflect no deductions for fees, expenses or taxes. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)


22.47%    31.66%   8.90%   10.41%    10.70%   (1.70)%   (18.05)%   37.58%   17.47%    5.05%
----------------------------------------------------------------------------------------------
 1996      1997     1998    1999      2000      2001      2002      2003     2004     2005
----------------------------------------------------------------------------------------------
Best quarter:    Q4   1998     23.99%   |
Worst quarter:   Q3   1998    (17.98)%  |
----------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                              PAST        PAST 5       PAST 10
                                                                              YEAR         YEARS        YEARS
 Class I Before Taxes                                                          5.05%        6.62%        11.61%
 Class I After Taxes on Distributions                                          0.93%        5.25%         9.40%
 Class I After Taxes on Distributions and Sale of Shares                       8.64%        5.67%         9.32%

 Russell 2000 Growth Index(2)                                                  4.15%        2.28%         4.69%
 Russell 2000 Index                                                            4.55%        8.22%         9.26%
----------------------------------------------------------------------------------------------------------------

(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Small Cap Equity Fund, the predecessor to Tamarack Small Cap Growth Fund. The quoted performance includes the performance of a common trust fund ("CTF") account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to January 1, 1995, and prior to RBC Small Cap Equity Fund's commencement of operations on May 2, 1997, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if included, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2) Fund management has determined that this benchmark more closely reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

ENTERPRISE FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests in common stocks of small capitalization companies, defined for this purpose as companies whose market capitalizations at time of initial purchase are at or below the highest capitalization represented in the Russell 2000 Index. As of December 31, 2005, the highest capitalization represented in the Russell 2000 Index was $4.4 billion. The Fund's securities portfolio will primarily consist of small capitalization companies whose market capitalizations at the time of the Fund's initial purchase are below the dollar-weighted median market capitalization of companies in the Russell 2000 Index, defined for this purpose as "micro-cap" securities.

The Fund selects stocks of companies that are selling at prices the Advisor believes are reasonable in relation to the companies' fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:


     o    price relative to earnings

     o    price relative to sales

     o    price relative to assets as measured by book value

     o    price relative to cash flow


The Fund normally invests for the long term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.


A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.


SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.


IPO RISK. Although the Fund generally does not invest in initial public offerings ("IPOs"), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund's IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Enterprise Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. The Russell 2000 Value Index in the table below measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes reflect no deductions for fees, expenses or taxes. The returns shown in the bar chart and table for Class I shares for periods prior to the commencement of operations of the Class I shares are derived from Class S shares. Class S shares are not offered in this prospectus. The Class I shares would have had substantially similar annual returns to those of Class S shares because the shares of both classes are invested in the same portfolio of securities and because the classes have similar expenses. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


PERFORMANCE BAR CHART(1,2)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)


 21.27%    32.43%   (11.36)%   (7.26)%   12.47%   29.50%   (3.42)%   50.64%    15.17%    3.83%
-------------------------------------------------------------------------------------------------
 1996       97        98         99        00       01       02        03        04       05
-------------------------------------------------------------------------------------------------
Best quarter:    Q2   1999     18.90%   |
Worst quarter:   Q3   2002    (20.19)%  |
----------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1,2)
                                                                                PAST         PAST 5       PAST 10
                                                                                YEAR         YEARS         YEARS
 Class I Before Taxes                                                            3.83%        17.64%        12.83%
 Class I After Taxes on Distributions                                            1.99%        16.93%        11.00%
 Class I After Taxes on Distributions and Sale of Shares                         4.93%        15.50%        10.49%

 Russell 2000 Value Index                                                        4.71%        13.55%        13.08%
 Russell 2000 Index                                                              4.55%         8.22%         9.26%


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to Tamarack Enterprise Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Class I shares commenced operations on September 30, 2004.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

ENTERPRISE SMALL CAP FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small, faster-growing companies. The Fund will provide notice to shareholders at least 60 days prior to any change in this policy. The Fund currently considers "small companies" to be those within the market capitalization range of the Russell 2000 Index at the time of initial purchase by the Fund. As of December 31, 2005, the market capitalization range of the Russell 2000 Index was $26 million to $4.4 billion. The Fund generally invests in stocks listed on national or regional exchanges or listed over-the-counter (on NASDAQ) with prices quoted daily in the financial press.

The Fund selects stocks of companies that are selling at prices the Advisor believes are reasonable in relation to the companies' fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:


     o    price relative to earnings

     o    price relative to sales

     o    price relative to assets as measured by book value

     o    price relative to cash flow


The Fund normally invests for the long-term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.


A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.


SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.


IPO RISK. Although the Fund generally does not invest in initial public offerings ("IPOs"), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund's IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Enterprise Small Cap Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. This index reflects no deduction for fees, expenses or taxes. The returns shown in the bar chart and table are those of the Fund's Class S shares, a class not offered in this prospectus but that would have substantially similar annual returns to those of Class I shares because the shares of both classes are invested in the same portfolio of securities. The returns for Class I shares should also be similar to those of the Class S shares because the classes have similar expenses. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)

 27.62%    33.27%   (4.33)%   6.16%   16.61%   2.73%   (9.96)%    43.85%   19.37%    (2.61)%
----------------------------------------------------------------------------------------------
 1996       97        98       99       00      01       02         03       04        05
----------------------------------------------------------------------------------------------
Best quarter:    Q2   2003     18.64%   |
Worst quarter:   Q3   2002    (19.01)%  |
----------------------------------------


PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows historical after-tax returns for Class S shares. After-tax returns for Class I shares will vary.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1,2)
                                                                                  PAST         PAST 5       PAST 10
                                                                                  YEAR          YEARS        YEARS
 Class S Before Taxes                                                             (2.61)%        9.12%        12.04%
 Class S After Taxes on Distributions                                             (5.05)%        7.87%        10.41%
 Class S After Taxes on Distributions and Sale of Shares                           1.13%         7.68%        10.03%
 Class I Before Taxes(2)                                                            N/A           N/A           N/A

 Russell 2000 Index                                                                4.55%         8.22%         9.26%
----------------------------------------------------------------------------------------------------------------------

(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to Tamarack Enterprise Small Cap Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2) Class I shares were established on September 30, 2004 and are not currently offered.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE. Relatively high current income consistent with relative stability of principal and safety.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund's investments are primarily in securities guaranteed by U.S. government agencies, including mortgage backed securities. In general, the Fund's investments will have an average maturity of 3 to 10 years, or in the case of mortgage-backed securities, an expected average life of 3 to 10 years. As of December 31, 2005, the Fund's weighted average maturity was 4.45 years. By limiting the maturity of its portfolio securities, the Fund seeks to moderate principal fluctuations. In addition, to the Fund's Advisor pursues the Fund's investment objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Advisor constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. Security selection is managed considering factors such as credit risk and relative interest rate yields available among fixed income market sectors.


Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund's shares.


To permit desirable flexibility, the Fund has authority to invest a portion of its assets in corporate debt securities rated A or better by Standard and Poor's ("S&P") or Moody's Investor Services ("Moody's") (or deemed of comparable quality by the Advisor); municipal obligations rated A or better by S&P or Moody's (or deemed of comparable quality by the Advisor); high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Advisor to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; and repurchase agreements with respect to securities in which the Fund is authorized to invest. The Fund may engage in transactions designed to hedge its portfolio against negative market movements. The Fund may, but is not required to, and when it is consistent with the Fund's investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agrement to buy or sell a security or an index of securities at a specific price on a specific date. An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns.


While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may also sell a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance and cause additional taxable gains to shareholders.

A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. Certain securities in which the Fund invests are not backed by the full faith and credit of the U.S. Government.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such a prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level or prepayments will not occur, resulting in a longer effective maturity of the security. As a result, the value of such securities may decline.

CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.


HIGH PORTFOLIO TURNOVER. A high portfolio turnover rate generally involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

DERIVATIVES TRANSACTIONS RISK. In addition to the risks listed above, such as interest rate, market or credit risk, derivates may be subject to other risks. These include the risk that the investment may be difficult to purchase or sell (liquidity risk) and the risk that the other party in the transaction will not fulfill their contractual obligations (counterparty risk). There is also the risk that changes in the value of the derivative may not correlate perfectly with the underlying interest rate or index and the risk that the derivative may not be properly valued.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Government Income Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers Intermediate Government Index in the table below is an unmanaged index comprised of U.S. Treasury issues and debt of U.S. Government agencies guaranteed by the U.S. Government. This index reflects no deduction for fees, expenses or taxes. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)


 2.50%   7.07%    7.20%   0.64%   9.33%    7.77%   9.11%   1.65%    2.01%    1.31%
-----------------------------------------------------------------------------------
 1996     97       98      99      00       01      02      03       04       05
-----------------------------------------------------------------------------------
Best quarter:    Q3   2001     4.76%   |
Worst quarter:   Q2   2004    (2.72)%  |
---------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                              PAST        PAST 5       PAST 10
                                                                              YEAR         YEARS        YEARS
 Class I Before Taxes                                                          1.31%        4.47%        5.01%
 Class I After Taxes on Distributions                                          0.05%        2.94%        3.04%
 Class I After Taxes on Distributions and Sale of Shares                       0.85%        2.96%        3.08%

 Lehman Brothers Intermediate Government Index                                 1.68%        4.82%        5.50%
----------------------------------------------------------------------------------------------------------------

(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Government Income Fund, the predecessor to Tamarack Government Income Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

QUALITY FIXED INCOME FUND

INVESTMENT OBJECTIVES. Current income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or by its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. ("Investment grade" refers to the four highest rating categories of a nationally recognized statistical rating organization ("Rating Agency").) At least 70% of the Fund's total assets will be invested in fixed income securities rated at the time of purchase in one of the three highest categories by a Rating Agency (or unrated securities determined to be comparable in quality). The Fund primarily focuses on maximizing current income. However, the Fund also may purchase fixed income securities that the Advisor believes have potential for capital appreciation in an attempt to achieve a high level of total return. Up to 20% of the Fund's total assets may be invested in high-yield obligations and/or obligations of emerging market countries. The Fund may also, but is not required to, and when it is consistent with the Fund's investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agrement to buy or sell a security or an index of securities at a specific price on a specific date. An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns. The Fund's Advisor pursues the Fund's investment objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Advisor constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. The Fund expects to maintain a dollar-weighted average portfolio maturity between five and fifteen years. The Advisor diversifies the Fund's holdings among sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.


Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund's shares.

In selecting individual securities, the Advisor considers various factors, including outlook for the economy and anticipated changes in interest rates and inflation, securities that appear to be inexpensive relative to other comparable securities, and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security.

The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so. In addition, the Fund's portfolio turnover may exceed 100%. A high rate of portfolio turnover generally increases brokerage and other expenses, which are borne by the Fund and its shareholders and may adversely affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which are taxable when distributed to shareholders.

A full discussion of all permissible investments can be found in the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PRINCIPAL RISKS
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, the Fund could lose money. The Fund may also invest up to 20% of its total assets in obligations rated below investment grade. Securities rated Ba or BB or lower by Moody's or S&P, respectively, often referred to as "junk bonds," are considered to be speculative with respect to the issuer's capacity to pay interest and repay principal.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. These risks may be particularly great in securities of emerging market countries and may also include risks of (a) nationalization, (b) prohibitions on repatriation of assets, (c) less protection of property rights, (d) non-diversified economies that are particularly vulnerable to changes in global trading patterns, and (e) extreme and volatile debt burdens and inflation rates.

MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result the value of such securities may decline.

CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effect may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.


HIGH PORTFOLIO TURNOVER. A high portfolio turnover rate generally involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

DERIVATIVES TRANSACTIONS RISK. In addition to the risks listed above, such as interest rate, market or credit risk, derivates may be subject to other risks. These include the risk that the investment may be difficult to purchase or sell (liquidity risk) and the risk that the other party in the transaction will not fulfill their contractual obligations (counterparty risk). There is also the risk that changes in the value of the derivative may not correlate perfectly with the underlying interest rate or index and the risk that the derivative may not be properly valued.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in Quality Fixed Income Fund by showing performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers U.S. Aggregate Bond Index in the table below is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage backed securities. This index reflects no deduction for fees, expenses or taxes. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


PERFORMANCE BAR CHART(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
(RESULTS IN THE BAR CHART ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT TAXES.)


  11.41%    5.36%   6.80%    3.85%   3.77%    2.56%
-------------------------------------------------------
   2000      01      02       03      04       05
-------------------------------------------------------
Best quarter:    Q4   2000     4.77%   |
Worst quarter:   Q2   2004    (2.53)%  |
---------------------------------------

PERFORMANCE TABLE

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2005)(1)
                                                                              PAST        PAST 5      SINCE INCEPTION
                                                                              YEAR         YEARS          5/11/99
 Class I Before Taxes                                                          2.56%        4.61%           5.09%
 Class I After Taxes on Distributions                                          1.00%        2.63%           2.99%
 Class I After Taxes on Distributions and Sale of Shares                       1.65%        2.79%           3.10%

 Lehman Brothers U.S. Aggregate Bond Index                                     2.43%        5.87%           6.12%
---------------------------------------------------------------------------------------------------------------------

(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Quality Income Fund, the predecessor to Tamarack Quality Fixed Income Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Funds.


                             LARGE CAP GROWTH FUND

                                                                        CLASS I
         ----------------------------------------------------------------------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)               None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)        None
         Redemption Fee(1)                                               2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                 0.70%
         Distribution (12b-1) fees                                       None
         Other expenses(2)                                               0.54%
                                                                       ------
         TOTAL ANNUAL FUND OPERATING EXPENSES(2)                         1.24%
                                                                       ------
         Fee waiver/expense reimbursement(3)                            (0.24)%
                                                                       ------
         Net annual fund operating expenses                              1.00%
                                                                       ------


                              MID CAP GROWTH FUND


                                                                        CLASS I
         ----------------------------------------------------------------------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)               None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)        None
         Redemption Fee(1)                                               2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                 0.70%
         Distribution (12b-1) fees                                       None
         Other expenses(2)                                               0.55%
                                                                       ------
         TOTAL ANNUAL FUND OPERATING EXPENSES(2)                         1.25%
                                                                       ------
         Fee waiver/expense reimbursement(3)                            (0.15)%
                                                                       ------
         Net annual fund operating expenses                              1.10%

(1) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(2)  Based on estimated expenses for current fiscal year.

(3) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class I shares of all Funds to the levels listed above under Net Annual Fund Operating Expenses. This expense limitation is in place until January 31, 2007. The Advisor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------


                             SMALL CAP GROWTH FUND


                                                                        CLASS I
         ----------------------------------------------------------------------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)               None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)        None
         Redemption Fee(1)                                               2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                 0.70%
         Distribution (12b-1) fees                                       None
         Other expenses(2)                                               1.60%
                                                                       ------
         TOTAL ANNUAL FUND OPERATING EXPENSES(2)                         2.30%
                                                                       ------
         Fee waiver/expense reimbursement(3)                            (0.87)%
                                                                       ------
         Net annual fund operating expenses                              1.43%
                                                                       ------


                                ENTERPRISE FUND

                                                                        CLASS I
         ----------------------------------------------------------------------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)               None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)        None
         Redemption Fee(1)                                               2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                 0.94%
         Distribution (12b-1) fees                                       None
         Other expenses(2)                                               0.44%
                                                                       ------
         TOTAL ANNUAL FUND OPERATING EXPENSES(2)                         1.38%
                                                                       ------
         Fee waiver/expense reimbursement(3)                            (0.30)%
                                                                       ------
         Net annual fund operating expenses                              1.08%
                                                                       ------

(1) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(2)  Based on estimated expenses for the current fiscal year.

(3) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class I shares of all Funds to the levels listed above under Net Annual Fund Operating Expenses. This expense limitation is in place until January 31, 2007. The Advisor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------


                           ENTERPRISE SMALL CAP FUND

                                                                        CLASS I
         ----------------------------------------------------------------------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)               None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)        None
         Redemption Fee(1)                                               2.00%
         ANNUAL FUND OPERATING EXPENSES2
           (expenses that are deducted from Fund assets)
         Management fees                                                 1.10%
         Distribution (12b-1) fees                                       None
         Other expenses(2)                                               0.53%
                                                                       ------
         TOTAL ANNUAL FUND OPERATING EXPENSES(2)                         1.63%
                                                                       ------
         Fee waiver/expense reimbursement                               (0.33)%
                                                                       ------
         Net annual fund operating expenses                              1.30%
                                                                       ------


                            GOVERNMENT INCOME FUND

                                                                        CLASS I
         ----------------------------------------------------------------------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)               None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)        None
         Redemption Fee(1)                                               2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                 0.30%
         Distribution (12b-1) fees                                       None
         Other expenses(2)                                               1.85%
                                                                       ------
         TOTAL ANNUAL FUND OPERATING EXPENSES(2)                         2.15%
                                                                       ------
         Fee waiver/expense reimbursement                               (1.30)%
                                                                       ------
         Net annual fund operating expenses                              0.85%

(1) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(2)  Based on estimated expenses for the current fiscal year.

(3) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class I shares of all Funds to the levels listed above under Net Annual Fund Operating Expenses. This expense limitation is in place until January 31, 2007. The Advisor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------


                           QUALITY FIXED INCOME FUND

                                                                        CLASS I
         ----------------------------------------------------------------------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)               None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)        None
         Redemption Fee(1)                                               2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                 0.60%
         Distribution (12b-1) fees                                       None
         Other expenses(2)                                               0.72%
                                                                       ------
         TOTAL ANNUAL FUND OPERATING EXPENSES(2)                         1.32%
                                                                       ------
         Fee waiver/expense reimbursement                               (0.64)%
                                                                       ------
         Net annual fund operating expenses                              0.68%
                                                                       ------

(1) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(2)  Based on estimated expenses for the current fiscal year.

(3) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class I shares of all Funds to the levels listed above under Net Annual Fund Operating Expenses. This expense limitation is in place until January 31, 2007. The Advisor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.


22

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

EXAMPLE: These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume:

     o    $10,000 investment

     o    5% annual return and reinvestment of dividends and distributions

     o    redemption at the end of each period

     o    the Fund's operating expense levels remain the same from year to year

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                              LARGE CAP GROWTH FUND

                                                                  CLASS I
       ------------------------------------------------------------------
       One Year After Purchase                                    $  102
       Three Years After Purchase                                 $  370
       Five Years After Purchase                                  $  658
       Ten Years After Purchase                                   $1,479


                               MID CAP GROWTH FUND

                                                                  CLASS I
       ------------------------------------------------------------------
       One Year After Purchase                                    $  112
       Three Years After Purchase                                 $  382
       Five Years After Purchase                                  $  672
       Ten Years After Purchase                                   $1,498


                              SMALL CAP GROWTH FUND

                                                                  CLASS I
       ------------------------------------------------------------------
       One Year After Purchase                                    $  146
       Three Years After Purchase                                 $  635
       Five Years After Purchase                                  $1,151
       Ten Years After Purchase                                   $2,568


                                 ENTERPRISE FUND

                                                                  CLASS I
       ------------------------------------------------------------------
       One Year After Purchase                                    $  110
       Three Years After Purchase                                 $  407
       Five Years After Purchase                                  $  727
       Ten Years After Purchase                                   $1,631


                           ENTERPRISE SMALL CAP FUND

                                                                  CLASS I
       ------------------------------------------------------------------
       One Year After Purchase                                    $  132
       Three Years After Purchase                                 $  482
       Five Years After Purchase                                  $  855
       Ten Years After Purchase                                   $1,905

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------


                            GOVERNMENT INCOME FUND

                                                                  CLASS I
       ------------------------------------------------------------------
       One Year After Purchase                                    $   87
       Three Years After Purchase                                 $  547
       Five Years After Purchase                                  $1,035
       Ten Years After Purchase                                   $2,380


                           QUALITY FIXED INCOME FUND

                                                                  CLASS I
       ------------------------------------------------------------------
       One Year After Purchase                                    $   69
       Three Years After Purchase                                 $  355
       Five Years After Purchase                                  $  662
       Ten Years After Purchase                                   $1,534

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

INVESTING FOR TEMPORARY DEFENSIVE PURPOSES
Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. If each Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.


                           RISK PROFILE OF MUTUAL FUNDS

                ---------                             -----------
                FUND TYPE           ^                 ASSET CLASS
                ---------           |                 -----------
                                    |
              STOCK FUNDS           |                 SMALL COMPANY STOCKS
                                    |
                               Higher Risk            INTERNATIONAL STOCKS
                                    |
                                    |                 MID-SIZED COMPANY STOCKS
                                    |
                                    |                 LARGE COMPANY STOCKS
                                    |
                                    |
               BOND FUNDS           |
                                    |
                                    |
                                    |                 CORPORATE BONDS
                                    |
          MUNICIPAL FUNDS           |                 MUNICIPAL BONDS
                                    |
                               Lower Risk             GOVERNMENT BONDS
                                    |
                                    |
                                    v


                   OVERVIEW OF PRINCIPAL RISKS OF THE FUNDS


--------------------------------------------------------------------------------------------------------------
                                                      FOREIGN      MID-SIZED      SMALL
                           MARKET     SELECTION     INVESTMENT      COMPANY      COMPANY     HEDGING     IPO
                            RISK         RISK          RISK           RISK         RISK        RISK      RISK
--------------------------------------------------------------------------------------------------------------
 Large Cap Growth            X           X              X                                      X
--------------------------------------------------------------------------------------------------------------
 Mid Cap Growth              X           X              X             X                        X
--------------------------------------------------------------------------------------------------------------
 Small Cap Growth            X           X              X                          X           X
--------------------------------------------------------------------------------------------------------------
 Enterprise                  X           X                                         X                      X
--------------------------------------------------------------------------------------------------------------
 Enterprise Small Cap        X           X                                         X                      X
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                  PREPAYMENT                       HIGH
                                              INTEREST                AND                       PORTFOLIO    FOREIGN
                         MARKET   SELECTION     RATE     CREDIT    EXTENSION   CALL   HEDGING    TURNOVER   INVESTMENT
                          RISK       RISK       RISK      RISK       RISK      RISK     RISK       RISK        RISK
-----------------------------------------------------------------------------------------------------------------------
 Government Income         X         X           X         X          X         X       X          X
-----------------------------------------------------------------------------------------------------------------------
 Quality Fixed Income      X         X           X         X          X         X       X          X            X
-----------------------------------------------------------------------------------------------------------------------

MORE INFORMATION ON THESE AND OTHER RISKS CAN BE FOUND IN THE "PRINCIPAL RISKS" SECTIONS UNDER EACH FUND SUMMARY IN THIS PROSPECTUS AND IN THE FUNDS' SAI.

FUND MANAGEMENT
---------------------------------------------------------------------------- -

INVESTMENT ADVISOR


The Funds are advised by Voyageur. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"). RBC is one of North America's leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing services on a global basis. The company employs approximately 70,000 people who serve more than 14 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur's charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of December 31, 2005, Voyageur's investment team managed approximately $27.0 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.


For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the fiscal year ended September 30, 2005 as follows:

  Large Cap Growth Fund                             0.70%(1)
                                    --------------------------------------------
  Mid Cap Growth Fund                               0.70%(1)
                                    --------------------------------------------
  Small Cap Growth Fund                             0.70%(1)
                                    --------------------------------------------
  Enterprise Fund                                   0.94%(1,2)
                                    --------------------------------------------
  Enterprise Small Cap Fund                         1.10%(1,2)
                                    --------------------------------------------
  Government Income Fund                            0.30%(1)
                                    --------------------------------------------
  Quality Fixed Income Fund                         0.60%(1)
                                    --------------------------------------------

(1) The Advisor has contractually agreed to waive or limit fees through January 31, 2007 in order to maintain net annual fund operating expenses for Class I shares of the Funds as set forth under "Fees and Expenses".

(2) Pursuant to the Investment Advisory Agreements, Enterprise Fund and Enterprise Small Cap Fund each pay a contractual fee as follows: 1.40% of each Fund's average net assets of $30 million or less and 0.90% of assets over $30 million.


Information regarding the factors considered by the Board of Trustees of the Funds in connection with the most recent approval of the Investment Advisory Agreement will be provided in the Funds' Semi-Annual Report for the period ending March 31, 2006.

Prior to May 8, 2006, day-to-day portfolio management services for Enterprise Fund and Enterprise Small Cap Fund were provided by sub-advisors employed by Voyageur at its own expense. Babson Capital Management LLC provided those services until March 31, 2006 and OFI Institutional Asset Management, Inc. provided those services thereafter.

FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS


Voyageur is responsible for the overall management of each Fund's portfolio. VOYAGEUR'S CHICAGO EQUITY TEAM EMPLOYS A TEAM APPROACH TO THE MANAGEMENT OF LARGE CAP GROWTH FUND, MID CAP GROWTH FUND AND SMALL CAP GROWTH FUND, WITH NO INDIVIDUAL TEAM MEMBER BEING RESPONSIBLE SOLELY FOR INVESTMENT DECISIONS. The team members are jointly and primarily responsible for security analysis, industry recommendations, cash positions, purchase and sell decision making processes and general daily oversight of the Funds' portfolios. The members of Voyageur's equity funds team are:


     o DAVID J. COX, CFA, MANAGING DIRECTOR, DIRECTOR OF EQUITY INVESTMENTS, SENIOR PORTFOLIO MANAGER. David Cox joined Voyageur from Chicago Trust Company in 1999 along with the other members of the firm's growth equity team. Prior to joining Voyageur, David was the Director of Equity Research and a portfolio manager at Chicago Trust and previously served that firm as a senior equity analyst. He also co-managed the Alleghany/Chicago Trust Balanced Fund, which held a Morningstar five-star rating in the Domestic Hybrid category. Prior to his experience at Voyageur and Chicago Trust, David held analyst positions at Driehaus Securities and at Kirr, Marbach & Company. David started in the investment industry in 1984 and holds a BS from the University of Illinois, an MBA from Indiana University, and is a CFA charterholder. David is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research.

     o NANCY M. SCINTO, MANAGING DIRECTOR, DIRECTOR OF RESEARCH, SENIOR PORTFOLIO MANAGER. Nancy Scinto joined Voyageur in 1999 from Chicago Trust Company where she managed institutional accounts and was co-manager of the five-star Alleghany/Chicago Growth and Income Fund. She began her career in the investment industry in 1984 and has held various positions including personal trust, equity trader, senior equity analyst and senior portfolio manager. Nancy leads the Voyageur growth equity research efforts as Director of Research. She is also the Chief Investment Officer, Equity Products for the Tamarack Funds. Nancy holds a BA from Governors State University and an MBA from DePaul University. She is also a member of the Investment Analysts Society of Chicago.

     o STEVEN A. RUSNAK, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER. Steven Rusnak joined Voyageur from Chicago Trust Company in 1999. He provides the Voyageur growth equity team with his skills in fundamental equity research. Prior to joining Chicago Trust, where he was a senior equity analyst and portfolio manager, Steve was a senior equity analyst at Mesirow Financial. Additionally, he was an analyst for the State Teachers Retirement System of Ohio and a portfolio analyst at Feldman Securities Corporation. He earned BA and MBA degrees from the University of Michigan and is a CFA charterholder. Steve has been in the investment industry since 1985 and is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research.


     o KENNETH A. TYSZKO, CPA, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER. Kenneth Tyszko began his career in the investment industry in 1984 and is a portfolio manager for the small cap growth equity strategy. Prior to joining Voyageur, Ken managed the small cap core growth equity product while at Oberweis Asset Management, Inc. From 1996 to 1999 Ken actively managed a small cap growth mutual fund and separate small cap growth accounts for ABN AMRO Asset Management (USA), Inc. and ABN AMRO Incorporated. Prior to joining ABN AMRO, Ken actively managed portfolios of small-and mid-sized capitalization growth stocks for Sears Investment Management Co. (SIMCO). Ken has a BS in Accountancy from the University of Illinois and is both a CFA charterholder and a Certified Public Accountant. He is a member of the Illinois CPA Society, the Investment Analysts Society of Chicago and the Association for Investment Management and Research. Ken has been a guest on Bloomberg TV and WebFN.


     o FORBES L. WATSON, VICE PRESIDENT, PORTFOLIO MANAGER. Forbes Watson serves as a portfolio manager for Voyageur's small cap growth equity strategy. He joined Voyageur in January 2003 and began his career in the investment industry in 1981. Forbes graduated from the University of North Texas with a BA in finance and received his MBA from Millsaps College. He began his career with May, Cullum, Ragland & Brittain, Inc., a Dallas-based investment boutique, and also worked in the Dallas NASDAQ trading office of Shearson/Lehman Brothers. Forbes held portfolio management positions with Jackson, Mississippi-based Trustmark National Bank and ParkSouth Corporation, a registered investment advisor, before joining RBC Centura Bank in 1988 as a senior equity portfolio manager. He is a Level III candidate in the Chartered Financial Analyst program and a member of both the North Carolina Society for Financial Analysts and the Association for Investment Management and Research.

 FUND MANAGEMENT
--------------------------------------------------------------------------------


VOYAGEUR'S BOSTON EQUITY TEAM HAS RESPONSIBILITY FOR THE ENTERPRISE AND ENTERPRISE SMALL CAP FUNDS AS DESCRIBED BELOW.

     o LANCE F. JAMES, MANAGING DIRECTOR, PORTFOLIO MANAGER. Lance James is portfolio manager of Enterprise Fund and Enterprise Small Cap Fund. Lance began his career in the investment industry in 1980. Prior to joining Voyaguer in 2006, Lance spent 20 years at Babson Capital Management LLC. Lance holds an AB from Princeton University and an MBA from the Wharton School at the University of Pennsylvania.

VOYAGEUR EMPLOYS A TEAM APPROACH TO THE MANAGEMENT OF GOVERNMENT INCOME FUND AND QUALITY FIXED INCOME FUND, WITH NO INDIVIDUAL TEAM MEMBER BEING RESPONSIBLE SOLELY FOR INVESTMENT DECISIONS. The team members are jointly and primarily responsible for security analysis, industry recommendations, cash positions, purchase and sell decision making process and general daily oversight of the Fund's portfolios. The members of Voyageur's fixed income funds team are:

     o JAMES A. NORUNGOLO, CFA, VICE PRESIDENT, CREDIT TEAM LEAD, SENIOR PORTFOLIO MANAGER. Mr. James Norungolo is the Credit Team Lead for the Voyageur Asset Management Inc. (Voyageur) fixed income division. James is responsible for guiding Voyageur's corporate investment process and identifying relative value opportunities for Voyageur's fixed income clients. In addition, James serves as a Senior Portfolio Manager for many of our core and core plus taxable fixed income clients. He has been with Voyageur since 1993 and has held several critical roles within the organization including credit/equity analyst, structured product analyst and portfolio administration. Prior to joining Voyageur, James worked for Westport Bank & Trust, NationsBank and Sovran Capital Management. James began his career in the investment industry in 1987 and received a BA from the University of Virginia. James is a CFA charterholder.

     o RAYE C. KANZENBACH, CFA, SENIOR MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER. Mr. Raye Kanzenbach is a member of the Voyageur Asset Management Inc. (Voyageur) Credit Team, on which he provides expertise in the taxable and tax-exempt municipal sectors. Raye's expertise in the taxable and tax-exempt municipal sectors greatly enhances Voyageur's investment process. Raye also serves as a Senior Portfolio Manager and plays a leadership role in Voyageur's money market management capabilities. Raye has been with Voyageur and its predecessor firm, Insight Investment Management, since 1983. Prior to his joining Voyageur, Raye was employed at First Bank where he managed the municipal and money market trust funds. He also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank's investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and received a BA from Lawrence University and an MBA from the University of Michigan. He is a CFA charterholder.

     o RANDAL W. HARRISON, CFA, VICE PRESIDENT, PORTFOLIO SOLUTIONS TEAM LEAD, SENIOR PORTFOLIO MANAGER. Mr. Randal Harrison is responsible for leading the Voyageur Asset Management Inc. (Voyageur) Portfolio Solutions Team, where he draws upon his background in all sectors of the fixed income market along with his specific expertise in mortgage-backed and commercial mortgage-backed securities. Randy also serves as a Senior Portfolio Manager and has managed accounts for many of Voyageur's taxable fixed income clients. Prior to joining Voyageur in 1993, Randy was a securities analyst and trader for AEGON USA Insurance Group, developing and executing mortgage strategies for their $5 billion mortgage-backed insurance portfolio. He began his career in the investment industry in 1990 and holds a BS from Miami University (Ohio), an MBA from the University of Iowa and is a CFA charterholder.

     o TODD BRUX, CFA, DIRECTOR OF PORTFOLIO ANALYTICS. Todd Brux, Voyageur's Director of Portfolio Analytics, is responsible for supporting all analytical needs of the firm's fixed income department. His focus is on data integrity, valuation, historical analysis, statistical analysis, risk measurement, relative value analysis and portfolio analysis. Todd serves in a critical role that is integrated with Voyageur's portfolio management process. Prior to joining Voyageur in 2004, Todd was with GMAC RFC from March 2004 to October 2004 where he served as Head Trader of their mortgage strategy; prior to that, he was a Senior Investment Analyst at Galliard Capital Management from September 1999 to March 2004. Todd, an 11-year industry veteran, is a CFA charterholder and received his BA from the University of Wisconsin-Madison with a double major in Economics and Political Science.

     o STEVEN P. ELDREDGE, CFA, MANAGING DIRECTOR, CLIENT PORTFOLIO MANAGEMENT TEAM LEAD, CLIENT PORTFOLIO MANAGER. Mr. Steven Eldredge utilizes his 25 plus years of experience in the fixed income

FUND MANAGEMENT
--------------------------------------------------------------------------------


          industry to lead the Voyageur Asset Management Inc. (Voyageur) fixed income Client Portfolio Management Team. Steve has an extensive background in both the taxable and tax-exempt markets. Prior to joining Voyageur in 1995, Steve was chief operating officer for the ABT Mutual Fund family. Steve began his career in the investment industry in 1978 as a portfolio manager for a bank holding company in Florida. Steve received his BA in Finance from the University of Central Florida. He is a CFA charterholder and member of the CFA Society of Minnesota.

     o JOHN M. HUBER, CFA, CHIEF INVESTMENT OFFICER -- FIXED INCOME. Mr. John Huber is Chief Investment Officer of Fixed Income at Voyageur Asset Management Inc. (Voyageur). His responsibilities include overseeing and directing Voyageur's fixed income division. He also serves as the Chief Investment Officer of Fixed Income for the Tamarack Funds, a family of three fixed income funds and five money market funds. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm's total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. John is a CFA charterholder and a member of the CFA Society of Minnesota.

Additional information about the portfolio managers' compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers' ownership of securities of the funds they manage is available in the Funds' SAI.


OTHER SERVICE PROVIDERS

ADMINISTRATOR. Pursuant to separate agreements, Voyageur provides administrative services to the Funds.

DISTRIBUTOR. Tamarack Distributors Inc. ("Distributor"), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is the distributor of the Funds' shares. The firm is a member of the National Association of Securities Dealers, Inc., and (like Voyageur) is a wholly-owned subsidiary of RBC Dain Rauscher Corp.


SUB-ADMINISTRATOR, FUND ACCOUNTING AGENT. BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS Fund Services Ohio, Inc., also located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the fund accountant for each of the Funds.


DIVIDEND PAYING AGENT, TRANSFER AGENT. Boston Financial Data Services, Inc., a Massachusetts corporation having its principal place of business at 330 West 9th Street, Kansas City, Missouri 64105, is the dividend paying agent and transfer agent for the Funds.

CUSTODIAN. The Funds' custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The per share net asset value ("NAV") of    |  1. NAV is calculated separately
the Class I shares of each Fund is          |     for each class of shares of
calculated by adding the total value of     |     each Fund.
the Fund's investment and other assets,     |  2. You can find many Funds' NAV
determining the proportion of that total    |     daily in The Wall Street
allocable to the Class I shares,            |     Journal and in other
subtracting the liabilities allocable to    |     newspapers or they are
the Class I shares and then dividing that   |     available at
figure by the number of outstanding shares  |     www.tamarackfunds.com or by
of Class I.                                 |     calling 1-800-422-2766.
                                            -----------------------------------
                   NAV =
   Total Assets of Class I - Liabilities
   -------------------------------------
             Number of Shares
                Outstanding
------------------------------------------

The per share NAV for each Fund is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange ("Exchange"), or at 4:00 p.m. Eastern time, whichever is earlier on days the Exchange is open.

Your order for purchase, sale or exchange of shares is generally priced at the next NAV calculated after your order is received in good order by the Funds' transfer agent on any day that the Exchange is open for business. For example:
If you place a purchase order to buy shares of a Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next following business day at 4:00 p.m. Eastern time. Also, as further explained in the "Purchasing and Adding to Your Shares" section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund's transfer agent at the time it is received by the intermediary.

The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost. If it has been determined that a significant valuation event that has materially affected the value of one or more of a Fund's securities has occurred, each security may be valued pursuant to the Fund's fair value pricing procedures.




























30

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

FAIR VALUATION
On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, "fair valuation" methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the Exchange; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. The Funds' pricing agent is responsible for monitoring market fluctuations to determine if certain triggers are reached that necessitate the use of fair valuation methodologies. These methodologies are intended to ensure that each Fund's NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the Exchange, when a Fund's NAV is typically calculated.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES


You may purchase shares of the Funds through the Funds' Distributor or through investment representatives at banks, brokers and other financial institutions, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.1 For retirement plan investors having at least $6,000,000 in plan assets, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.


       ----------------------------------------------------------------
                           MINIMUM INITIAL INVESTMENT

       ACCOUNT TYPE                                             AMOUNT
       Regular -- Institutions or Individuals                  $250,000
       Through qualified retirement benefit plan (minimum
       plan assets of $6,000,000)                              $      0
       ----------------------------------------------------------------

       ----------------------------------------------------------------
                          MINIMUM ADDITIONAL INVESTMENT

       INVESTMENT TYPE                                          AMOUNT
       By telephone or mail                                    $    100
       By wire                                                 $  1,000
       By exchange(2) from another Tamarack Fund into a
         regular account                                       $  1,000
       By exchange(2) from another Tamarack Fund into an IRA
         or Uniform Transfer/Gifts to Minors Account           $    100
       ----------------------------------------------------------------

(1) Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. (The Funds are, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization, even if the organization does not transmit the order to the Funds in a timely manner.)

(2) The following Tamarack Funds are eligible for exchanges: Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Government Income Fund, Tamarack Quality Fixed Income Fund and Tamarack Prime Money Market Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL POLICIES ABOUT TRANSACTIONS
The Funds cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in U.S. dollars. Neither third-party checks, starter checks nor credit card convenience checks are accepted.

A Fund may waive its minimum purchase requirement. The Distributor will reject an order at its sole discretion if the order is not accompanied by payment or the Distributor determines the rejection of the order to be in the best interest of a Fund and its shareholders.

TELEPHONE PURCHASE, EXCHANGE AND REDEMPTION PRIVILEGES. Shareholders who open accounts with the Funds will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds' representative may request personal identification and may tape record the call.

IRA AND KEOGH ACCOUNT MAINTENANCE FEES. A $10 annual maintenance fee is charged on all IRA accounts. Multiple IRA accounts associated with a single Social Security number are charged only one $10 fee. A $15 annual maintenance fee is charged on all Keogh accounts. Multiple Keogh accounts associated with a single Social Security number are charged only one $15 fee. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular Social Security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.

CORPORATIONS, TRUSTS AND OTHER ENTITIES. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

SALES LIMITED TO U.S. CITIZENS AND RESIDENT ALIENS. Shares of the Tamarack Funds are only offered to United States citizens and resident aliens in the United States having a Social Security Number or Individual Tax Identification Number.

ANTI-MONEY LAUNDERING PROCEDURES. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds' Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: FULL NAME, DATE OF BIRTH (FOR INDIVIDUALS), TAXPAYER IDENTIFICATION NUMBER (USUALLY YOUR SOCIAL SECURITY NUMBER), AND PERMANENT STREET ADDRESS. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver's license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds' policies and procedures, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

--------------------------------------------------------------------------------
 AVOID BACKUP TAX WITHHOLDING
 By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security Number or Taxpayer Identification Number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a
 U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.
--------------------------------------------------------------------------------

 SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR OPENING AN ACCOUNT
If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

 BY MAIL              INITIAL PURCHASES AND ALL      REGISTERED/OVERNIGHT MAIL
                      CORRESPONDENCE                 Tamarack Funds
                      Tamarack Funds                 c/o BFDS
                      P.O. Box 219757                330 W. 9th St.
                      Kansas City, MO 64121-9757     Kansas City, MO 64105

                      1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                      2. Make check, bank draft or money order payable to "Tamarack Funds" and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.
                      3. Mail or courier application and payment to the applicable address above.
--------------------------------------------------------------------------------------------------------------
 BY WIRE              UMB Bank, n.a.                 Call 1-800-422-2766 to obtain an account number,
                      Kansas City, Missouri          instructions for sending your account application to the
                        ABA #101000695               Funds, and instructions for your bank to wire your
                      For _____ Fund                 investment. After confirming that the Funds have received
                        AC = 9870326213              your application, contact your bank to wire your
                                                     investment (you must include the Funds' banking
                      Please provide:                instructions and your account number).
                      Your account number
                      and account name
--------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM     1-800-422-2766                 If you already have an account with us and your account
 ANOTHER TAMARACK                                    is authorized for telephone exchanges, you may open an
 FUND                                                account in an eligible Tamarack Fund by exchanging shares
                                                     from another Tamarack Fund. The eligible Funds are:
                                                     Tamarack Enterprise Fund, Tamarack Enterprise Small Cap
                                                     Fund, Tamarack Large Cap Growth Fund, Tamarack Mid Cap
                                                     Growth Fund, Tamarack Small Cap Growth Fund, Tamarack
                                                     Government Income Fund, Tamarack Quality Fixed Income
                                                     Fund and Tamarack Prime Money Market Fund. The names
                                                     and registrations on the accounts must be identical. The
                                                     exchange must meet the applicable minimum exchange
                                                     amount requirement.
--------------------------------------------------------------------------------------------------------------

                                                                        |            QUESTIONS?
                                                                        |   Call 1-800-422-2766 or your
                                                                        |    investment representative.
                                                                         -------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR PURCHASING AND ADDING TO YOUR SHARES
If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

 BY TELEPHONE         1-800-422-2766                           You may make additional investments ($100
                                                               minimum) by telephone. After the Funds receive
                                                               and accept your request, the Funds will deduct
                                                               from your checking account the cost of the
                                                               shares. Availability of this service is subject to
                                                               approval by the Funds and the participating
                                                               banks.
--------------------------------------------------------------------------------------------------------------
 BY MAIL              SUBSEQUENT PURCHASES -- REGULAR MAIL     REGISTERED/OVERNIGHT MAIL
                      Tamarack Funds                           Tamarack Funds
                      P.O. Box 219757                          c/o BFDS
                      Kansas City, MO 64121-9757               330 W. 9th St.
                                                               Kansas City, MO 64105

                      1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
                            o  Account name and account number
                            o  Fund name
                            o  Share class
                      2. Make check, bank draft or money order payable to "Tamarack Funds" and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
                      3. Mail or courier stub and payment to the applicable address above.
--------------------------------------------------------------------------------------------------------------
 BY WIRE              UMB Bank, n.a.                           Wire share purchases should include the names
                      Kansas City, Missouri                    of each account owner, your account number
                        ABA #101000695                         and the name of the Fund in which you are
                      For _____ Fund                           purchasing shares. YOU SHOULD NOTIFY THE FUNDS
                        AC = 9870326213                        BY TELEPHONE THAT YOU HAVE SENT A WIRE PURCHASE
                                                               ORDER TO UMB BANK.
                      Please provide:
                      Your account number
                      and account name
--------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM     Please refer to the information under
 ANOTHER TAMARACK     "Exchanging Your Shares" below.
 FUND
--------------------------------------------------------------------------------------------------------------

                                                                       |             QUESTIONS?
                                                                       |    Call 1-800-422-2766 or your
                                                                       |     investment representative.
                                                                        ---------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

You can also add to your account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

DIRECTED DIVIDEND OPTION
By selecting the appropriate box in the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible Tamarack Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions of less than $10 will be automatically reinvested. Dividends and distributions of $10 or more will also be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (SEE "SHAREHOLDER INFORMATION -- DIVIDENDS, DISTRIBUTIONS AND TAXES").

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SELLING YOUR SHARES

You may withdraw from your account at     -------------------------------------
any time in the following amounts:        WITHDRAWING MONEY FROM YOUR FUND
                                          INVESTMENT
     o    any amount up to $50,000 for
          redemptions requested by        As a mutual fund shareholder, you are
          mail without a Medallion        technically selling shares when you
          signature guarantee*            request a withdrawal in cash. This is
                                          also known as redeeming shares or a
     o    any amount for redemptions      redemption of shares.
          requested by mail with a        -------------------------------------
          Medallion signature
          guarantee

     o $1,000 or more for redemptions wired to a bank or similar account ($10 fee)**

     o    $1,000 or more for exchanges to another eligible Tamarack Fund

     o    up to $50,000 by telephone (for authorized accounts)

 * A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.

** A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.

Please refer to "Additional Policies on Redemptions" below.

SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO REDEEMED. (See "Market Timing and Excessive Trading -- Redemption Fee" below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR SELLING SHARES (REDEMPTIONS)
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.


 BY TELEPHONE     1-800-422-2766                 You may withdraw any amount up to $50,000 by telephone,
                                                 provided that your account is authorized for telephone
                                                 redemptions. The Funds will send proceeds only to the
                                                 address or bank of record. You must provide the Fund's
                                                 name, your account number, the names of each account
                                                 owner (exactly as registered), and the number of shares
                                                 or dollar amount to be redeemed prior to 4:00 p.m.
                                                 Eastern time for the trade to be processed with that
                                                 day's closing price.
----------------------------------------------------------------------------------------------------------
 BY MAIL          REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                  Tamarack Funds                 Tamarack Funds
                  P.O. Box 219757                c/o BFDS
                  Kansas City, MO 64121-9757     330 W. 9th St.
                                                 Kansas City, MO 64105

                  1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See "Signature Guarantees" below for information on when a Medallion signature guarantee is required.
                  2. Mail or courier the letter to the applicable address above.
----------------------------------------------------------------------------------------------------------
 BY WIRE          Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account.
                  A $10 fee is deducted. If your written request is received in good order before 4:00
                  Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See "Signature Guarantees" below for information on when a
                  Medallion signature guarantee is required.
----------------------------------------------------------------------------------------------------------

                                                                   |             QUESTIONS?
                                                                   |    Call 1-800-422-2766 or your
                                                                   |     investment representative.
                                                                    --------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL POLICIES ON SELLING SHARES (REDEMPTIONS)
We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

SIGNATURE GUARANTEES
You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:

     o A redemption check sent to a different payee, bank or address than we have on file;

     o A redemption check mailed to an account address that has been changed within the last 30 days;

     o    A redemption for $50,000 or more in writing; or

     o    A change in account registration or redemption instructions.

REDEMPTION FEE
A 2.00% redemption fee generally is imposed on redemptions and exchanges within 30 days of purchase. See "Market Timing and Excessive Trading -- Redemption Fee" below.

REDEMPTION IN KIND
Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

MINIMUM ACCOUNT SIZE
You must maintain a minimum account value equal to the current minimum initial investment, which is $250,000 for regular shareholder accounts. For retirement plan investors having at least $6,000,000 in plan assets, there is no minimum requirement for initial investment in the Funds. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

EXCHANGING YOUR SHARES

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing Tamarack Fund account, please refer to "Instructions for Opening an Account" above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the Tamarack Funds, you may exchange shares between eligible Tamarack Funds. The eligible Tamarack Funds are: Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Government Income Fund, Tamarack Quality Fixed Income Fund and Tamarack Prime Money Market Fund.

 BY TELEPHONE     1-800-422-2766                 You may make exchanges from one identically registered
                                                 Tamarack Fund account into another eligible Tamarack
                                                 Fund account, provided that your account is authorized
                                                 for telephone exchanges.
----------------------------------------------------------------------------------------------------------
 BY MAIL          REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                  Tamarack Funds                 Tamarack Funds
                  P.O. Box 219757                c/o BFDS
                  Kansas City, MO 64121-9757     330 W. 9th St.
                                                 Kansas City, MO 64105

                  1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
                     Tamarack Fund from which the amount is being sold, and the name of the Tamarack
                     Fund into which the amount is being purchased.
                  2. Mail or courier the letter to the applicable address above.
----------------------------------------------------------------------------------------------------------

                                                                  |             QUESTIONS?
                                                                  |    Call 1-800-422-2766 or your
                                                                  |     investment representative.
                                                                   ---------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL POLICIES ON EXCHANGES
SHARES EXCHANGED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO EXCHANGED. The Funds also reserve the right to limit exchanges. (See "Market Timing and Excessive Trading" below.)

With the exception of exchanges to or from the Tamarack Prime Money Market Fund (whose shares are offered through another prospectus), the Share Class must be the same in the two Funds involved in the exchange. You must meet the minimum investment requirement of the Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL SHAREHOLDER SERVICES

The following services are also available to shareholders. Please call 1-800-422-2766 for more information.

     o    Uniform Transfers/Gifts to Minors Accounts

     o    Transfer on Death ("TOD") Accounts

     o    Accounts for corporations, partnerships and retirement plans

     o    Coverdell Education Savings Accounts

     o    Traditional IRA accounts

     o    Roth IRA accounts

     o    Simplified Employee Pensions ("SEPs")

TELEPHONE SERVICES
During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

SHAREHOLDER MAILINGS
To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

MARKET TIMING AND EXCESSIVE TRADING


Market timing may interfere with the management of a Fund's portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

REDEMPTION FEE. A 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds (other than the Tamarack Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed on: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans) and (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the "first in, first out" method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.


RESTRICTION AND REJECTION OF PURCHASE OR EXCHANGE ORDERS. The Tamarack Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund's portfolio, and purchase orders not accompanied by proper payment. The Tamarack Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between Tamarack Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund's discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Tamarack Funds' policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Tamarack Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may invest in numerous fund families with differing market timing policies, the Tamarack Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Tamarack Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the Tamarack Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate the exchange privilege without prior notice.

RISKS PRESENTED BY EXCESSIVE TRADING PRACTICES. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund's investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, municipal bonds or obligations rated below investment grade, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund's investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund's shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the SAI.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

Class I shares of the Funds have no sales charges or distribution/service fees.

PAYMENTS TO INTERMEDIARIES. The Distributor and/or Advisor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Funds' shares. In addition, certain Intermediaries may receive sub-transfer agency fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

SHAREHOLDER INFORMATION
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DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends and capital gains on each Fund are declared and distributed at least annually.

Dividends paid out of a Fund's investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by a Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by you and the Fund. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders.

Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Each year, your Fund will notify you of the tax status of dividends and other distributions.

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in an Fund, including an exchange for another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

FUND DISTRIBUTIONS The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of share is more appropriate for you.also may be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a Fund.


ORGANIZATIONAL STRUCTURE

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the Tamarack Funds described in the SAI were reorganized as series of Tamarack Funds Trust effective April 16, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights Tables are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds for the fiscal year ended September 30, 2005 and the period ended September 30, 2004 has been audited by Deloitte & Touche LLP. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available at www.tamarackfunds.com or by calling 1-800-422-2766. Information for the period ended April 30, 2004, for the Large Cap Growth Fund, Mid-Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund was also audited by Deloitte & Touche LLP. Information for Large Cap Growth Fund, Mid-Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund for periods ended April 30, 2003, April 30, 2002 and April 30, 2001 was audited by the Fund's previous independent registered public accounting firm.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      INVESTMENT ACTIVITIES
                                            -----------------------------------------
                                                           NET REALIZED
                                                                AND
                                 NET ASSET       NET        UNREALIZED
                                   VALUE,     INVESTMENT       GAINS      TOTAL FROM
                                 BEGINNING      INCOME      (LOSSES) ON   INVESTMENT
                                 OF PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES
                                ----------- ------------- -------------- ------------
LARGE CAP GROWTH FUND
For the Period
Year Ended September 30, 2005     $  9.97        0.05            0.75          0.80
Period Ended September 30,
 2004 (e)                           10.11          --(a)        (0.14)        (0.14)
Year Ended April 30, 2004            8.38       (0.07)           1.80          1.73
Year Ended April 30, 2003            9.92        0.03           (1.55)        (1.52)
Year Ended April 30, 2002           12.07        0.02           (2.15)        (2.13)
Year Ended April 30, 2001           15.57          --(a)        (2.55)        (2.55)
MID CAP GROWTH FUND
For the Period
Year Ended September 30, 2005     $ 11.81       (0.04)           1.84          1.80
Period Ended September 30,
 2004 (e)                           12.41       (0.04)          (0.56)        (0.60)
Year Ended April 30, 2004            9.62       (0.08)           2.87          2.79
Year Ended April 30, 2003           11.91       (0.01)          (2.19)        (2.20)
Year Ended April 30, 2002           12.13        0.01            0.69          0.70
Year Ended April 30, 2001           14.14        0.04            0.99          1.03


                                                   DISTRIBUTIONS
                                ----------------------------------------------------
                                                                                      NET ASSET
                                     NET                      NET                       VALUE,
                                 INVESTMENT     RETURN     REALIZED       TOTAL         END OF          TOTAL
                                   INCOME     OF CAPITAL     GAINS    DISTRIBUTIONS     PERIOD         RETURN*
                                ------------ ------------ ---------- --------------- ----------- ------------------
LARGE CAP GROWTH FUND
For the Period
Year Ended September 30, 2005      (0.02)           --          --        (0.02)      $  10.75           8.04%
Period Ended September 30,
 2004 (e)                             --            --          --           --           9.97          (1.38%)(b)
Year Ended April 30, 2004             --            --          --           --          10.11          20.64%
Year Ended April 30, 2003          (0.02)           --          --        (0.02)          8.38         (15.34%)
Year Ended April 30, 2002          (0.01)        (0.01)         --        (0.02)          9.92         (17.71%)
Year Ended April 30, 2001               (a)         --       (0.95)       (0.95)         12.07         (16.96%)
MID CAP GROWTH FUND
For the Period
Year Ended September 30, 2005         --            --       (1.58)       (1.58)      $  12.03          16.02%
Period Ended September 30,
 2004 (e)                             --            --          --           --          11.81          (4.83%)(b)
Year Ended April 30, 2004             --            --          --           --          12.41          29.00%
Year Ended April 30, 2003             --            --       (0.09)       (0.09)          9.62         (18.46%)
Year Ended April 30, 2002          (0.01)           --       (0.91)       (0.92)         11.91           6.34%
Year Ended April 30, 2001          (0.03)           --       (3.01)       (3.04)         12.13           6.17%


                                                          RATIOS/SUPPLEMENTAL DATA
                                ----------------------------------------------------------------------------
                                                                  RATIO OF NET
                                                                   INVESTMENT
                                  NET ASSETS,      RATIO OF          INCOME          RATIO OF
                                     END OF      EXPENSES TO        (LOSS) TO       EXPENSES TO
                                     PERIOD        AVERAGE           AVERAGE          AVERAGE      PORTFOLIO
                                    (000'S)       NET ASSETS       NET ASSETS      NET ASSETS**   TURNOVER***
                                 ------------- --------------- ------------------ -------------- ------------
LARGE CAP GROWTH FUND
For the Period
Year Ended September 30, 2005       $  3,636         0.89%             0.35%           1.22%           28%
Period Ended September 30,
 2004 (e)                             19,556         0.85%(c)         (0.03%)(c)       1.11%(c)        16%
Year Ended April 30, 2004             28,454         1.29%            (0.60%)          1.29%          264%
Year Ended April 30, 2003             35,379         1.21%             0.20%             (d)           90%
Year Ended April 30, 2002             64,516         1.09%             0.11%             (d)           33%
Year Ended April 30, 2001            149,839         1.00%            (0.03%)            (d)           31%
MID CAP GROWTH FUND
For the Period
Year Ended September 30, 2005       $ 62,652         1.07%            (0.54%)          1.25%           22%
Period Ended September 30,
 2004 (e)                             47,778         1.02%(c)         (0.62%)(c)       1.07%(c)        15%
Year Ended April 30, 2004             66,039         1.15%            (0.50%)          1.16%           93%
Year Ended April 30, 2003             94,472         1.15%            (0.12%)            (d)           28%
Year Ended April 30, 2002            115,032         1.12%             0.10%             (d)           19%
Year Ended April 30, 2001            120,842         1.06%             0.35%             (d)           66%

-------
*   Excludes sales charge.
** During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Less than $0.01 per share.
(b) Not annualized.
(c) Annualized.
(d) There were no waivers or reimbursements during the period.
(e) For the period from May 1, 2004 to September 30, 2004.
                                                                              47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                           INVESTMENT ACTIVITIES
                                                  ----------------------------------------
                                                                NET REALIZED
                                                                     AND
                                       NET ASSET       NET       UNREALIZED
                                         VALUE,    INVESTMENT       GAINS      TOTAL FROM
                                       BEGINNING     INCOME      (LOSSES) ON   INVESTMENT
                                       OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES
                                      ----------- ------------ -------------- ------------
SMALL CAP GROWTH FUND
For the Period
Year Ended September 30, 2005          $  14.01       (0.21)          2.20          1.99
Period Ended September 30, 2004 (d)       13.40       (0.08)          0.69          0.61
Year Ended April 30, 2004                 10.25       (0.17)          3.32          3.15
Year Ended April 30, 2003                 12.45       (0.09)         (2.11)        (2.20)
Year Ended April 30, 2002                 11.66       (0.07)          1.03          0.96
Year Ended April 30, 2001                 12.57       (0.06)          0.06            --
ENTERPRISE FUND
For the Period
Year Ended September 30, 2005          $  23.85       (0.02)          3.69          3.67
Period Ended September 30, 2004 (e)       23.85          --             --            --
GOVERNMENT INCOME FUND
For the Period
Year Ended September 30, 2005          $  10.44         0.15         (0.02)         0.13
Period Ended September 30, 2004 (d)       10.33         0.11          0.09          0.20
Year Ended April 30, 2004                 10.80         0.26         (0.24)         0.02
Year Ended April 30, 2003                 10.26         0.40          0.54          0.94
Year Ended April 30, 2002                 10.14         0.53          0.12          0.65
Year Ended April 30, 2001                  9.66         0.58          0.48          1.06


                                                   DISTRIBUTIONS
                                      ---------------------------------------
                                                                               NET ASSET
                                           NET         NET                       VALUE,
                                       INVESTMENT   REALIZED       TOTAL         END OF         TOTAL
                                         INCOME       GAINS    DISTRIBUTIONS     PERIOD        RETURN*
                                      ------------ ---------- --------------- ----------- ----------------
SMALL CAP GROWTH FUND
For the Period
Year Ended September 30, 2005                --       (2.19)       (2.19)      $  13.81         14.85%
Period Ended September 30, 2004 (d)          --          --           --          14.01          4.55%(a)
Year Ended April 30, 2004                    --          --           --          13.40         30.73%
Year Ended April 30, 2003                    --          --           --          10.25        (17.67%)
Year Ended April 30, 2002                    --       (0.17)       (0.17)         12.45          8.36%
Year Ended April 30, 2001                    --       (0.91)       (0.91)         11.66         (0.17%)
ENTERPRISE FUND
For the Period
Year Ended September 30, 2005                --       (0.95)       (0.95)      $  26.57         15.61%
Period Ended September 30, 2004 (e)          --          --           --          23.85          0.00%(a)
GOVERNMENT INCOME FUND
For the Period
Year Ended September 30, 2005             (0.35)      (0.09)       (0.44)      $  10.13          1.32%
Period Ended September 30, 2004 (d)       (0.09)         --        (0.09)         10.44          1.97%(a)
Year Ended April 30, 2004                 (0.26)      (0.23)       (0.49)         10.33          0.20%
Year Ended April 30, 2003                 (0.40)         --        (0.40)         10.80          9.34%
Year Ended April 30, 2002                 (0.53)         --        (0.53)         10.26          6.55%
Year Ended April 30, 2001                 (0.58)         --        (0.58)         10.14         11.29%


                                                                RATIOS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------------------
                                                                       RATIO OF NET
                                                                        INVESTMENT
                                      NET ASSETS,       RATIO OF          INCOME          RATIO OF
                                         END OF       EXPENSES TO        (LOSS) TO       EXPENSES TO
                                         PERIOD         AVERAGE           AVERAGE          AVERAGE      PORTFOLIO
                                        (000'S)        NET ASSETS       NET ASSETS      NET ASSETS**   TURNOVER***
                                     -------------  --------------- ------------------ -------------- ------------
SMALL CAP GROWTH FUND
For the Period
Year Ended September 30, 2005           $ 4,363           1.43%            (1.10%)          2.26%           23%
Period Ended September 30, 2004 (d)       9,952           1.43%(b)         (1.04%)(b)       2.13%(b)        11%
Year Ended April 30, 2004                14,094           1.55%            (1.23%)            (c)           40%
Year Ended April 30, 2003                16,621           1.45%            (0.87%)            (c)          120%
Year Ended April 30, 2002                19,113           1.36%            (0.72%)            (c)           31%
Year Ended April 30, 2001                22,877           1.24%            (0.60%)            (c)           71%
ENTERPRISE FUND
For the Period
Year Ended September 30, 2005           $29,554           1.08%            (0.08%)          1.36%           33%
Period Ended September 30, 2004 (e)      26,707           0.00%             0.00%           0.00%            7%
GOVERNMENT INCOME FUND
For the Period
Year Ended September 30, 2005           $ 2,351           0.85%             2.58%           1.95%          103%
Period Ended September 30, 2004 (d)      13,512           0.85%(b)          2.52%(b)        1.46%(b)        13%
Year Ended April 30, 2004                18,321           0.96%             2.42%           0.99%           77%
Year Ended April 30, 2003                24,375           0.83%             3.82%             (c)           67%
Year Ended April 30, 2002                24,308           0.79%             5.19%             (c)           35%
Year Ended April 30, 2001                33,859           0.68%             5.87%             (c)          103%

-------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from May 1, 2004 to September 30, 2004.
(e) From commencement of operations September 30, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           INVESTMENT ACTIVITIES
                                                  ---------------------------------------
                                                                NET REALIZED
                                                                    AND
                                       NET ASSET                 UNREALIZED
                                         VALUE,        NET         GAINS      TOTAL FROM
                                       BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                       OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES
                                      ----------- ------------ ------------- ------------
QUALITY FIXED INCOME FUND
For the Period
Year Ended September 30, 2005           $  9.77        0.33        (0.06)         0.27
Period Ended September 30, 2004 (d)        9.65        0.17         0.13          0.30
Year Ended April 30, 2004                 10.27        0.37        (0.21)         0.16
Year Ended April 30, 2003                  9.84        0.42         0.48          0.90
Year Ended April 30, 2002                 10.06        0.54        (0.15)         0.39
Year Ended April 30, 2001                  9.50        0.60         0.58          1.18


                                                   DISTRIBUTIONS
                                      ---------------------------------------
                                                                               NET ASSET
                                           NET         NET                       VALUE,
                                       INVESTMENT   REALIZED       TOTAL         END OF        TOTAL
                                         INCOME       GAINS    DISTRIBUTIONS     PERIOD       RETURN*
                                      ------------ ---------- --------------- ----------- ---------------
QUALITY FIXED INCOME FUND
For the Period
Year Ended September 30, 2005             (0.42)         --        (0.42)       $  9.62         2.84%
Period Ended September 30, 2004 (d)       (0.18)         --        (0.18)          9.77         3.18%(a)
Year Ended April 30, 2004                 (0.44)      (0.34)       (0.78)          9.65         1.54%
Year Ended April 30, 2003                 (0.46)      (0.01)       (0.47)         10.27         9.33%
Year Ended April 30, 2002                 (0.55)      (0.06)       (0.61)          9.84         3.93%
Year Ended April 30, 2001                 (0.60)      (0.02)       (0.62)         10.06        12.74%


                                                              RATIOS/SUPPLEMENTAL DATA
                                      -------------------------------------------------------------------------
                                                                       RATIO OF NET
                                        NET ASSETS,      RATIO OF       INVESTMENT      RATIO OF
                                           END OF      EXPENSES TO        INCOME       EXPENSES TO
                                           PERIOD        AVERAGE        TO AVERAGE       AVERAGE      PORTFOLIO
                                          (000'S)       NET ASSETS      NET ASSETS    NET ASSETS**   TURNOVER***
                                       ------------- --------------- --------------- -------------- ------------
QUALITY FIXED INCOME FUND
For the Period
Year Ended September 30, 2005             $ 2,511          0.68%           4.32%          1.28%          116%
Period Ended September 30, 2004 (d)        18,990          0.68%(b)        4.39%(b)       1.09%(b)        13%
Year Ended April 30, 2004                  30,990          1.18%           3.83%            (c)           87%
Year Ended April 30, 2003                  47,658          1.06%           4.30%            (c)           79%
Year Ended April 30, 2002                  64,912          0.97%           5.34%            (c)           88%
Year Ended April 30, 2001                  77,808          0.91%           6.10%            (c)          130%

-------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from May 1, 2004 to September 30, 2004.

                (This page has been left blank intentionally.)

PRIVACY POLICY

                                TAMARACK FUNDS
                     NOTICE OF PRIVACY POLICY & PRACTICES

The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds' shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.

 COLLECTION OF              We collect nonpublic personal information about our customers from the
 CUSTOMER INFORMATION       following sources:

                            o  ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

                            o  ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

                            o  CORRESPONDENCE, written, telephonic or electronic between a customer and the
                               Tamarack Funds or service providers to the Tamarack Funds.

 DISCLOSURE OF              We may disclose all of the information described above to certain third parties
 CUSTOMER INFORMATION       who are not affiliated with the Tamarack Funds under one or more of these circumstances:

                            o  AUTHORIZED -- you request or authorize the disclosure of the information.

                            o  AS PERMITTED BY LAW -- For example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

                            o  UNDER JOINT AGREEMENTS -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

 SECURITY, SAFEGUARDING     We require service providers to the Tamarack Funds:
 AND DESTRUCTION OF
 CUSTOMER INFORMATION       o  to maintain policies and procedures designed to assure only appropriate
 AND REPORTS                   access to, and use of information about customers of, the Tamarack Funds;

                            o  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
                               Tamarack Funds;

                            o  to maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of
                               Regulation S-P.

 DELEGATION                 The Tamarack Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds' transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

================================================================================
 You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                 Tamarack Funds
                                 P.O. BOX 219757
                           Kansas City, MO 64121-9757
                            Telephone: 1-800-422-2766

 You may also visit the Funds' website at www.tamarackfunds.com for a free copy of a Funds' prospectus, SAI, annual or semi-annual report.
================================================================================


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:
You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:
www.sec.gov
-----------

BY ELECTRONIC REQUEST:
publicinfo@sec.gov
------------------

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.


                                                              ----------------
Tamarack Funds                                                    PRSRT STD
c/o BFDS                                                        U.S. POSTAGE
PO Box 219757                                                       PAID
Kansas City, MO 64121-9757                                     PERMIT NO. 2891
                                                               KANSAS CITY MO
                                                              ----------------








                                                                          536454

                                 TAMARACK FUNDS

                       TAMARACK ENTERPRISE SMALL CAP FUND

                          SUPPLEMENT DATED MAY 9, 2006
    TO THE CLASS I PROSPECTUS DATED JANUARY 28, 2006, AS REVISED MAY 9, 2006
                  AND THE STATEMENT OF ADDITIONAL INFORMATION
                 DATED JANUARY 28, 2006, AS REVISED MAY 9, 2006

     Class I shares of Tamarack Enterprise Small Cap Fund are not currently available.

                                                                        536454-S

SHAREHOLDER INFORMATION
-----------------------


                              TAMARACK FUNDS TRUST
                       100 SOUTH FIFTH STREET, SUITE 2300
                          MINNEAPOLIS, MINNESOTA 55402

                         GENERAL AND ACCOUNT INFORMATION
                                 (800) 422-2766


           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2006,
                             AS REVISED MAY 9, 2006


This Statement of Additional Information ("SAI") describes the fifteen series (each a "Fund") of Tamarack Funds Trust (the "Trust") advised by Voyageur Asset Management Inc. (the "Advisor" or "Voyageur"). The Funds are:

EQUITY FUNDS
------------

     -- Tamarack Large Cap Growth Fund (formerly Tamarack Large Cap Equity Fund) -- Tamarack Mid Cap Growth Fund (formerly Tamarack Mid Cap Equity Fund)
     -- Tamarack Small Cap Growth Fund (formerly Tamarack Small Cap Equity Fund) -- Tamarack Enterprise Fund
     -- Tamarack Enterprise Small Cap Fund
     -- Tamarack Microcap Value Fund
     -- Tamarack Value Fund

FIXED INCOME FUNDS
------------------

     -- Tamarack Government Income Fund
     -- Tamarack Quality Fixed Income Fund
     -- Tamarack Tax-Free Income Fund

MONEY MARKET FUNDS
------------------

     -- Tamarack Prime Money Market Fund
     -- Tamarack U.S. Government Money Market Fund
     -- Tamarack Tax-Free Money Market Fund
     -- Tamarack Institutional Prime Money Market Fund
     -- Tamarack Institutional Tax-Free Money Market Fund

Each Fund has distinct investment objectives and policies. Shares of the Equity Funds and Fixed Income Funds are sold to the public by Tamarack Distributors Inc.; shares of the Money Market Funds are sold to the public by RBC Dain Rauscher Inc. (Tamarack Distributors Inc. and RBC Dain Rauscher Inc. are each referred to as a "Distributor," and together as the "Distributors") as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates.

The Trust is offering an indefinite number of shares of each class of shares offered by the particular Fund. See "Additional Purchase and Redemption Information" and "Other Information -- Capitalization" below.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Equity Funds, Fixed Income Funds or Money Market Funds, as applicable, dated January 28, 2006, or the prospectus for Class I Shares of Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Government Income Fund and Tamarack Quality Fixed Income Fund dated January 28, 2006, (individually or collectively, the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related report of the independent registered public accounting firm in the Funds' Annual Reports for their most recent fiscal years are incorporated by reference into this SAI. Copies of the Annual Reports and the Prospectus are available without charge, and may be obtained by writing or calling the Funds at the address or telephone number printed above.

SHAREHOLDER INFORMATION
-----------------------


                                TABLE OF CONTENTS

                                                                            PAGE


Investment Policies...........................................................4
   The Funds..................................................................4
Description Of Other Securities And Investment Practices.....................12
   Cash Management (All Funds Except Money Market Funds).....................12
   Temporary Defensive Positions.............................................12
   U.S. Government Securities (All Funds)....................................13
   Bank Obligations (All Funds Except Money Market Funds)....................13
   Bank And Savings And Loan Obligations (Prime Money Market Fund And
      Institutional Prime Money Market Fund).................................13
   Syndicated Loans (Quality Fixed Income Fund)..............................14
   Commercial Paper (All Funds)..............................................15
   Repurchase Agreements (All Funds).........................................15
   Loans Of Portfolio Securities (All Funds).................................15
   Variable And Floating Rate Demand And Master Demand Notes (All Funds).....15
   Money Market Fund Illiquid Investments; Liquidity Guidelines
      (Money Market Funds)...................................................16
   Variable And Floating Rate Demand Municipal Obligations (Tax-Free
      Money Market Fund And Institutional Tax-Free Money Market Fund)........16
   Forward Commitments And When-Issued Securities (All Funds)................17
   Corporate Debt Securities (All Funds Except U.S. Government Money
      Market Fund)...........................................................18
   Investment Companies (All Funds)..........................................18
   Real Estate Investment Trusts.............................................18
   Convertible Securities....................................................19
   Foreign Securities........................................................19
   Short Sales Against The Box...............................................19
   Derivatives...............................................................20
   Option Writing And Purchasing.............................................21
   Risks Of Options Transactions.............................................21
   Futures Contracts.........................................................22
   Options On Futures Contracts..............................................22
   Risks Of Futures And Related Options Investments..........................22
   Forward Foreign Currency Exchange Contracts...............................23
   Risks Of Forward Foreign Currency Contracts...............................24
   Risk Of Foreign Currency Options..........................................24
   Swap Agreements...........................................................24
   Risks of Swap Agreements..................................................24
   Interest Rate Futures Contracts...........................................25
   Dollar Roll Transactions..................................................25
   Mortgage-Related Securities...............................................26
   Other Asset-Backed Securities.............................................27
   Zero Coupon And Pay-In-Kind Securities....................................27
   Municipal Lease Obligations...............................................27
   Stand-By Commitments......................................................28
   Participation Interests...................................................29
   Third Party Puts..........................................................29
   Commercial Paper And Other Corporate, Bank And Other Debt Obligations.....30
   Bond Anticipation Notes, Municipal Bonds And Revenue Bonds................30
   Illiquid And Restricted Securities........................................31
Investment Restrictions......................................................32
Supplemental (Non-Fundamental) Clarification of Certain Fundamental
   Investment Policies/Restrictions..........................................33
Additional Fundamental Policies Applicable to Certain Funds..................33
Non-Fundamental Investment Restrictions......................................33
Additional Purchase And Redemption Information...............................37
Exchange Of Fund Shares......................................................40
Management...................................................................40
   Principal Shareholders....................................................46
   Investment Advisor........................................................59

SHAREHOLDER INFORMATION
-----------------------



   Proxy Voting Policies.....................................................65
   Distribution Of Fund Shares...............................................65
   Additional Payments.......................................................67
   Dealer Reallowances.......................................................67
   Administrative Services...................................................68
Determination Of Net Asset Value.............................................69
Portfolio Transactions.......................................................71
   Portfolio Turnover........................................................73
Taxation.....................................................................74
   Tax-Free Income Fund, Tax-Free Money Market Fund, Institutional
      Tax-Free Money Market Fund.............................................77
Other Information............................................................78
   Capitalization............................................................78
   Voting Rights.............................................................79
   Other Service Providers...................................................79
   Independent Registered Public Accounting Firm.............................79
   Counsel...................................................................79
   Code Of Ethics............................................................80
   Portfolio Disclosure Policies And Procedures..............................80
   Registration Statement....................................................81
   Financial Statements......................................................81
Appendix A..................................................................A-1
Appendix B..................................................................B-1
Appendix C..................................................................C-1

SHAREHOLDER INFORMATION
-----------------------


                               INVESTMENT POLICIES

This SAI discusses the investment objectives of the Funds and the policies employed by the Funds to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund's shareholders.

THE FUNDS

TAMARACK LARGE CAP GROWTH FUND. Tamarack Large Cap Growth Fund pursues its objective of long-term capital appreciation by investing primarily in common stocks. In addition, the Fund may invest in other equity securities such as convertible securities and preferred stocks and may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts," "Option Writing and Purchasing," "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through American Depositary Receipts ("ADRs") (see "Foreign Securities"). Under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks of large U.S. companies. Large companies are defined as those with market capitalization of $5 billion or more at the time of purchase. Companies that satisfy this test at the time of purchase will continue to be considered "large" for purposes of the 80% test even if they subsequently fall below this range.

TAMARACK MID CAP GROWTH FUND. Tamarack Mid Cap Growth Fund pursues its objective of long-term capital appreciation by investing primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock (see "Convertible Securities"). The Fund expects to invest primarily in common stocks of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs (see "Foreign Securities"). Under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks of mid-sized companies. The Fund may also invest in other equity securities, such as convertible securities and preferred stocks. Mid-sized companies are defined as those with market capitalizations that fall within the range of companies in the S&P 400(R) Mid Cap Index at the time of investment. The S&P 400(R) Mid Cap Index is an unmanaged index that is designed to track the performance of medium sized companies. The index is updated quarterly, and the companies included in the index, as well as their capitalization ranges, change from time to time. A company that was within the range of the index at the time its stock was purchased by the Fund will continue to be considered mid-sized for purposes of the 80% test even if its capitalization subsequently falls outside the range of the index. Although the Fund's investments in debt securities in which the Fund invests for temporary defensive purposes and in convertible and preferred stock will generally be rated A, A-1, or better by Standard & Poor's Corporation ("S&P") or A, Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Advisor, the Fund is authorized to invest up to 15% of its assets in securities rated as low as BBB by S&P or Baa by Moody's, or deemed of comparable quality by the Advisor. Securities rated BBB or Baa, or deemed equivalent to such securities, may have speculative characteristics. If any debt security held by the Fund is downgraded below BBB/Baa (or so deemed by the Advisor), the securities will generally be sold unless it is determined that such sale is not in the best interest of the Fund. The Fund will not invest in debt securities rated below BBB or Baa. In addition, the Fund may enter into stock index future contracts, options on securities and options on future contracts to a limited extent (see "Stock Index Futures Contracts", "Option Writing and Purchasing", and "Options on Futures Contracts"). The Fund may also invest in investment companies and real estate investment trusts (REITs) and lend portfolio securities (see "Investment Companies," and "Real Estate Investment Trusts").

TAMARACK SMALL CAP GROWTH FUND. Tamarack Small Cap Growth Fund pursues its objective of long-term capital appreciation by investing under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small companies. The Fund may also invest in other equity securities including common and preferred stocks and securities convertible into common stock of small companies (see "Convertible Securities").

The Fund's investments in non-U.S. issuers will generally be in the form of ADRs (see "Foreign Securities"). The Fund may also invest in foreign securities traded on U.S. exchanges. In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see

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"Stock Index Futures Contracts", "Option Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund may also invest in investment companies and REITs and lend its portfolio securities (see "Investment Companies," "Real Estate Investment Trusts" and "Loans of Portfolio Securities").


TAMARACK ENTERPRISE FUND AND ENTERPRISE SMALL CAP FUND. Since Tamarack Enterprise Fund and Tamarack Enterprise Small Cap Fund focus on smaller companies, the overall income return on these Funds may be low. Smaller companies frequently need to retain all or most of their profits to finance their growth and will pay small dividend yields, or none. If the companies are successful, the plow-back of earnings and internal financing of growth without the need to issue additional shares should ultimately enhance the companies' per share earnings and dividend capability and should make their shares more attractive in the marketplace.

TAMARACK MICROCAP VALUE FUND. Tamarack Microcap Value Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in microcap value stocks. The Fund will provide notice to shareholders at least 60 days prior to any change in its policy of investing in microcap stocks. Microcap value stocks combine the characteristics of "small stocks" and "value stocks." The Fund defines "small stocks" as stocks of companies that have market capitalizations at the time of the Fund's initial purchase of between $20 million and the capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks (the "upper limit"). (At the close of business on December 31, 2005, the upper limit was approximately $700 million.) The Fund defines "value stocks" primarily as those with low price-to-book characteristics.

The Fund's portfolio may contain upwards of 400 stocks, depending on market conditions. Stocks may be purchased for the Fund's portfolio if they meet the "small stock" and "value stock" criteria described above; are issued by companies which have reported net income for the twelve month period prior to purchase of the stock; and are priced above $5.00 per share. The initial weighting of each portfolio holding will be based on market capitalization, certain additional value criteria and liquidity. Generally higher portfolio weightings will be assigned to stocks with larger market capitalization, but not necessarily in direct and equal proportion to relative portfolio size. Stocks with lower price to book ratios than the portfolio average may also be assigned higher portfolio weightings. Stocks with low liquidity (i.e. stocks for which it may be difficult to find an immediate buyer in the market) may be assigned a lower portfolio weighting. Low liquidity may also eliminate a stock which otherwise meets market capitalization and value criteria. Higher liquidity characteristics for an individual stock may result in higher portfolio weightings. There will be a portfolio review, which may result in rebalancing of holdings, at least once per year.

It is the Fund's intention to maintain ownership of the microcap value stocks in its portfolio approximately in proportion to their respective market capitalizations, with certain adjustments in accordance with the criteria defined above, but this approach may be departed from for any of the following reasons. First, acquisition of the shares of smaller companies is sometimes difficult without disrupting the supply/demand relationship and thereby increasing transaction costs. For this reason, shares of companies on the buy list may be purchased when opportunities for block trades present themselves even if purchases of such a company's stock would not otherwise be the highest priority on a market capitalization basis. Conversely, high priority shares might be avoided if they cannot be acquired at the time without disrupting the market. Second, the Fund will attempt to purchase shares in optimal lot sizes which precludes fine-tuning of the weighting. Third, the Fund's Advisor takes a long-term view and does not feel it prudent to constantly purchase and sell stocks for short-term balancing.

The Fund's Advisor may rebalance the portfolio as necessary if all or part of a stock is sold due to the price-to-book ratio is over 2.5 times that of stocks currently eligible for purchase by the Fund; the market capitalization is over 2 times that of stocks currently eligible for purchase by the Fund; or if the issuer of the stock has reported net losses for the last 24 months. Sales of portfolio holdings may be made gradually over time as required by the liquidity criteria of an individual security.


While the objectives of this Fund would favor a fully invested position in individual microcap value stocks, the Fund may from time to time invest in exchange traded index funds, including iShares, to the extent consistent with the Fund's investment objective and policies, as an efficient means of achieving greater diversification. Such investments will be subject to limitations under the Investment Company Act of 1940 ("1940 Act") or the conditions of applicable exemptive orders, as applicable. Additionally, the practicality of Fund management requires liquidity. An average of about 5% of the Fund's assets may be invested in cash or cash equivalents including: securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (such as U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. government agencies or

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instrumentalities that are backed by the full faith and credit of the U.S. Treasury or supported by the right of the issuer to borrow from the U.S. government), repurchase agreements, certificates of deposit, time deposits, commercial paper and other high quality short-term debt securities.


TAMARACK VALUE FUND. The Fund invests, under normal circumstances, at least 90% of its net assets, plus borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets. In addition, the Fund intends to hold a small percentage of cash or high quality, short-term debt obligations for reserves to cover redemptions and unanticipated expenses. With respect to stocks, the Fund generally requires a minimum market capitalization of $4 billion at time of purchase.


TAMARACK GOVERNMENT INCOME FUND. Tamarack Government Income Fund pursues its objective of relatively high current income consistent with relative stability of principal and safety by investing normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government Obligations (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) (see "U.S. Government Securities" and "Mortgage Related Securities"). These securities may also include zero coupon and pay-in-kind securities (see "Zero Coupon and Pay-in-Kind Securities"). In general, its investments will have an average maturity of 3 to 10 years, or in the case of mortgage-backed securities, an expected average life of 3 to 10 years.


To permit desirable flexibility, the Fund has authority to invest in corporate debt securities rated A or better by S&P or Moody's (or deemed of comparable quality by the Advisor); municipal securities rated A or better by S&P or Moody's (or deemed of comparable quality by the Advisor); high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Advisor to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; variable and floating rate demand and master demand notes; and repurchase agreements with respect to securities in which the Fund is authorized to invest (see "Bank Obligations," "Commercial Paper," "Corporate Debt Securities," "Bond Anticipation Notes, Municipal Bonds and Revenue Bonds," "Repurchase Agreements" and "Variable and Floating Rate Demand and Master Demand Notes"). The Fund also has authority to invest in other types of securities, including various types of asset-backed securities, syndicated loans, and municipal obligations (see "Other Asset-Backed Securities," "Syndicated Loans" and "Municipal Lease Obligations"). In addition, the Fund may enter into interest rate futures contracts and dollar roll transactions (see "Interest Rate Futures Contracts" and "Dollar Roll Transactions"). Furthermore, the Fund may enter into options on securities and options on futures contracts to a limited extent (see "Option Writing and Purchasing" and "Options on Futures Contracts"). The Fund may also, but is not required to, and when it is consistent with the Fund's investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns (see "Derivatives".) The Fund may also invest in investment companies, REITs, securities on a when-issued basis or forward commitment basis and lend its portfolio securities (see "Investment Companies," "Real Estate Investment Trusts," "Forward Commitments and When-Issued Securities" and "Loans of Portfolio Securities").

TAMARACK QUALITY FIXED INCOME FUND. Tamarack Quality Fixed Income Fund pursues its objective of current income and capital appreciation by investing in a diversified portfolio consisting primarily of investment grade debt obligations, including U.S. government securities. Under normal market conditions, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or by its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations (see "U.S. Government Securities," "Mortgage Related Securities" and "Corporate Debt Securities"). These debt obligations may pay either fixed or variable rates of interest (see "Variable and Floating Rate Demand and Master Demand Notes").

The Fund also has authority to invest in other types of securities, including preferred stocks, securities convertible into common stock, dollar-denominated obligations of non-U.S. issuers, various types of asset-backed securities, syndicated

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loans, municipal obligations and money market instruments (see "Convertible Securities," "Foreign Securities," "Syndicated Loans" and "Bond Anticipation Notes, Municipal Bonds and Revenue Bonds"). The Fund may also invest in income-producing securities issued by REITs (see "Real Estate Investment Trusts"). The Fund may engage in transactions in covered options and interest-rate futures contracts in order to lengthen or shorten the average maturity of its portfolio (see "Interest Rate Futures Contracts," "Option Writing and Purchasing" and "Options on Futures Contracts") and dollar roll transactions (see "Dollar Roll Transactions"). The Fund expects to maintain a dollar-weighted average portfolio maturity of between 5 and 15 years.

At least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in securities that are investment grade - i.e., rated within the four highest categories by nationally recognized statistical rating organizations ("rating agencies") and of that at least 70% of the Fund's total assets will be rated A or better by Moody's or S&P or, if unrated, deemed of comparable quality by the Advisor. If the rating of a security held by the Fund is reduced, the Advisor is not required to sell the security but will do so if and when the Advisor believes the sale is in the best interests of the Fund. Up to 30% of the Fund's total assets may be invested in securities rated BBB by S&P or Baa by Moody's or lower (or, if unrated, deemed of comparable quality by the Advisor) at the time of purchase by the Fund, in preferred stocks, zero coupon obligations (see "Zero Coupon and Pay-in-Kind Securities") and in convertible securities provided that no more than 20% of the Fund's net assets is invested in preferred stocks and convertible securities. Up to 20% of the Fund's total assets may be invested in high-yield obligations and/or obligations of emerging market countries. The Fund may also, but is not required to, and when it is consistent with the Fund's investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns (see "Derivatives"). The Fund's Advisor pursues the Fund's investment objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Advisor constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. The Fund may invest in defensive investments as described for Government Income Fund. The Fund may also invest in other investment companies; forward commitments and when-issued securities, municipal lease obligations, stand-by commitments; participation interests and third party puts (see "Investment Companies," "Forward Commitments and When-Issued Securities," "Forward Foreign Currency Exchange Contracts," "Municipal Lease Obligations," "Stand-by Commitments," "Participation Interests," and "Third Party Puts"). The Fund has authority to lend its portfolio securities (see "Loans of Portfolio Securities").

TAMARACK TAX-FREE INCOME FUND. The Fund will have substantially all of its assets invested in intermediate-term municipal securities that are rated investment-grade, the interest on which is deemed exempt from federal income tax (including the alternative minimum tax).


The Fund invests, under normal circumstances, at least 80% of it net assets, plus the amount of any borrowings for investment purposes, in municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax and any alternative minimum tax, however, the Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. The Fund may invest any remaining balance in taxable money market instruments on a temporary basis, if management believes this action would be in the best interest of shareholders. Included in this category are: obligations of the U.S., its agencies or instrumentalities; certificates of deposit; bankers' acceptances and other short-term debt obligations of U.S. banks with total assets of $1 billion or more; and commercial paper rated A-2 or better by Standard & Poor's Corp. ("S&P"), Prime-2 or better by Moody's Investors Services, Inc. ("Moody's") or F2 or better by Fitch Ratings ("Fitch"), or certain rights to acquire these securities. (See "Temporary Defensive Positions" below.) The Fund may also, but is not required to, and when it is consistent with the Fund's investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date.

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An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns (see "Derivatives").

The Fund reserves the right to deviate temporarily from this policy during extraordinary circumstances when, in the opinion of management, it is advisable to do so in the best interests of shareholders. The Fund will invest in securities that at the time of purchase are rated investment grade or, if non-rated, are deemed by the Advisor to be of investment grade quality.


The Fund may invest in securities that do not carry a credit rating by a Nationally Recognized Statistical Ratings Organization. Such securities usually have less liquidity than rated securities and may have a higher degree of credit risk. The Fund's Advisor intends to reduce this risk by only purchasing securities which in its opinion are of comparable credit quality to securities rated investment grade.

Municipal securities include bonds and other debt obligations issued by or on behalf of states, territories and possessions of the United States of America and the District of Columbia including their political subdivisions or their duly constituted authorities, agencies and instrumentalities, the interest on which is exempt from federal income tax. Municipal securities also include industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so.

Municipal securities are issued to obtain proceeds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, waterworks and sewer systems. Municipal securities also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions and facilities or for general operating expenses.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source or not-for-profit organizations.

The Tax-Free Income Fund may invest in industrial development bonds, the interest from which is exempt from federal income tax. Under certain circumstances, "substantial users" of the facilities financed with such obligations or persons related to "substantial users" of the facilities financed with such obligations may be required to pay federal income tax on this otherwise exempted interest. Such persons should consult the Internal Revenue Code and their financial advisor to determine whether or not the Tax-Free Income Fund is an appropriate investment for them.

There are a variety of hybrid and special types of municipal obligations, as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications of general obligation and revenue.

Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Also included in this category are Construction Loan Notes, Short-Term Discount Notes and Project Notes issued by a state or local housing agency but secured by the full faith and credit of the United States.

The Fund's investments in municipal obligations may also include zero coupon and pay-in-kind securities, variable and floating rate demand and master demand notes, and when-issued securities (see "Zero Coupon and Pay-in-Kind Securities," "Variable and Floating Rate Demand and Master Demand Notes" and "Forward Commitments and When-Issued Securities").

Yields on municipal securities depend on a variety of factors, such as the size of a particular offering, the maturity and the rating of the obligation, economic and monetary conditions, and conditions of the municipal securities market, including the volume of municipal securities available.

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Market values of municipal securities will vary according to the relation of their yields available. Consequently, the net asset value of the Fund and its shares can be expected to change as the level of interest rates fluctuates.

Municipal obligations, like all other debt obligations, carry a risk of default. Through careful selection and supervision, and concentration in investment grade or non-rated bonds deemed by the Advisor to be investment grade, the Advisor intends to reduce this risk. Prices of outstanding municipal securities will fluctuate with changes in the interest rates on new issues. Thus, the price of the Fund's shares will tend to increase as the rates on new issues decline, and decrease whenever the current rate is rising. Management will seek to minimize such share price fluctuation to the extent this can be achieved without detracting from the Fund's primary objectives.

Municipal securities are not traded as actively as other securities. Even though municipal securities will be redeemed at face value upon maturity, from time to time, when there has been no active trading in a particular Fund holding, its interim pricing for the purpose of the daily valuation of the Fund shares may have to be based on other sources of information and methods deemed fair and reasonable by the Fund's Board of Trustees. One principal method that is commonly used by Funds and other investors who own municipal securities is called matrix pricing, a pricing methodology that groups similarly structured securities and applies the same relative price movements to the group.

In determining to invest in a particular municipal obligation, the Advisor will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Advisor will not make an independent investigation of the basis for any such opinion.

From time to time, proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal was enacted, the availability of municipal securities for investment by the Fund would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the consideration of the shareholders.

MONEY MARKET FUNDS (Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund, Tamarack Tax-Free Money Market Fund, Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund)

RULE 2a-7 STANDARDS. Each Tamarack Money Market Fund is managed in accordance with Rule 2a-7 ("Rule 2a-7") under the 1940 Act, which imposes strict portfolio quality, maturity and diversification standards on money market funds. Tamarack Funds Trust's Board of Trustees has adopted guidelines designed to ensure compliance with Rule 2a-7 by each Fund, and the Board oversees the day-to-day determinations by Voyageur Asset Management Inc., each Fund's investment advisor (the "Advisor"), that each Fund is in compliance with Rule 2a-7. In certain respects, as described below, the Funds are managed in accordance with standards that are more strict than those required by Rule 2a-7.


Each Fund may invest exclusively in U.S. dollar-denominated investments that present minimal credit risk and are within Rule 2a-7's definition of "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") (or if only one NRSRO has rated such security, then by that one NRSRO) in one of the two highest short-term rating categories (such as A-1 or A-2 by Standard & Poor's Corporation ("S&P") and/or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's")). Prime Fund, Institutional Prime Fund and Government Fund invest exclusively in Eligible Securities with two NRSRO ratings, and Tax-Free Fund and Institutional Tax Free Fund invest only in Eligible Securities that have at least one NRSRO rating. The Funds currently do not invest in unrated securities.


Each investment by a Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the time of investment. In addition, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. Government Fund voluntarily maintains a shorter dollar-weighted average portfolio maturity of 60 days or less.

Immediately after the purchase of any investment by a Fund in a security (other than a U.S. Government security or a security that is subject to a "guarantee"), the Fund may not have invested more than 5% of its total assets in securities issued by the issuer, except for certain temporary investments. Securities subject to guarantees are not subject to this test. However, immediately after a Fund acquires a security subject to a guarantee, then with respect to 75% of the Fund's total assets, not more than 10% of the Fund's total assets may be invested in securities either issued or guaranteed by the guarantor.

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In addition, Rule 2a-7 imposes strict limits on Prime Fund, Institutional Prime Fund and Government Fund by limiting investments in "Second Tier Securities." Rule 2a-7 generally requires that at least 95% of each such Fund's investments must be in "First Tier Securities." The Funds currently invest exclusively in First Tier Securities. "First Tier Securities" are defined generally as Eligible Securities rated by two NRSROs (or if only one NRSRO has rated the security, then by that one NRSRO) in the highest short-term rating categories (such as A-1 by S&P and/or Prime-1 by Moody's), or unrated securities that are deemed to be of comparable quality. Second Tier Securities are defined as Eligible Securities that do not qualify as First Tier Securities.

The types of obligations that the Money Market Funds (other than the Government Money Market Fund) may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also invest in municipal bonds and participation interests in municipal bonds, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities.

Securities purchased by the Money Market Funds mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and quality characteristics that under applicable law and interpretations of law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.

Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds when issued or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit a Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

Although Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may invest more than 25% of their net assets in (a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, they do not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the

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security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the prospectuses and this Statement of Additional Information with respect to Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund has been introduced in Congress; other legislation of this type also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund's portfolios. Upon the effectiveness of any legislation that materially affects Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund's ability to achieve their investment objectives, the Board of Trustees will reevaluate the Funds' investment objectives and submit to its shareholders for approval necessary changes in their objectives and policies.

PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND. Prime Money Market Fund and Institutional Prime Money Market Fund invest in high quality, U.S. dollar denominated money market instruments, including but not limited to Government Obligations (described further below under "DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES -- U.S. GOVERNMENT SECURITIES (ALL FUNDS)"); high-grade corporate debt obligations; obligations of banks and savings and loans that are members of the Federal Deposit Insurance Corporation (the "FDIC"), which obligations may include, but are not limited to, certificates of deposit, bankers' acceptances and documented discount notes and letters of credit; high-grade commercial paper guaranteed or issued by domestic corporations; and instruments (including repurchase agreements) secured by such obligations; certain U.S. dollar denominated commercial paper and other short-term obligations issued by foreign entities; and certain taxable municipal securities; and other money market funds.

U.S. GOVERNMENT MONEY MARKET FUND. U.S. Government Money Market Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the 1940 Act whereby, under normal circumstances, at least 80% of its assets must be invested in U.S. Government Securities (described further below under "DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES -- U.S. GOVERNMENT SECURITIES (ALL FUNDS)") and in repurchase agreements fully collateralized by U.S. Government Securities. However, under normal market conditions, the Advisor will attempt to keep substantially all of the Fund's assets invested in these instruments. U.S. Government Money Market Fund may also invest in other money market funds. U.S. Government Money Market Fund has also adopted a policy to provide shareholders with at least 60 days' notice in the event of a planned change in this investment policy. Any such notice will meet the requirements of Rule 35d-1(c) of the 1940 Act.

TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests in these debt obligations, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation. As a matter of fundamental policy, under normal market conditions, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund must invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in these tax-exempt securities. However, under normal market conditions, the Advisor will attempt to keep substantially all of each Fund's assets invested in tax-exempt securities. This policy cannot be changed for a Fund without the approval of that Fund's shareholders.

The types of obligations that these Funds may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Fund and Institutional Tax-Free Fund may also invest in municipal bonds and participation interests in municipal bonds, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities. These obligations are described in more detail below under "DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES -- BOND ANTICIPATION NOTES, MUNICIPAL BONDS

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AND REVENUE BONDS." Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also invest in other money market funds.

Securities purchased by these Funds mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and quality characteristics that under applicable law and interpretations of law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.


            DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES


CASH MANAGEMENT (ALL FUNDS EXCEPT MONEY MARKET FUNDS). The Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily convertible into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while a Fund looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During these times, the Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.


In pursuing cash management strategies, the Funds will apply the following criteria to their investments:

     (1) Certificates of deposit, bankers' acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion, which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (2) Commercial paper will be limited to companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased, if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

     (3) The Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody's or AA or higher by S&P(R); and,

     (4) The Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the Funds' net asset value.

TEMPORARY DEFENSIVE POSITIONS

The Funds may invest without limit in debt instruments for temporary defensive purposes when the Advisor has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Bank Obligations," "Commercial Paper," "Corporate Debt Securities," "Repurchase Agreements" and "Variable and Floating Rate Demand and Master Demand Notes".) The Large Cap, Mid Cap and Small Cap Growth Funds' defensive investments may include instruments rated in the top three rating categories, but up to 15% of each Equity Fund's assets may be invested in securities rated BBB or Baa by S&P or Moody's. These instruments may have speculative characteristics. Each Fund may also, to a limited extent and consistent with its

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objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

In addition, the Equity Funds may invest in equity securities which in the Advisor's opinion are more conservative than the types of securities that the Funds typically invest in. Each of the Fixed Income Funds may also shorten its dollar-weighted average maturity below its normal range if such action is deemed appropriate by the Advisor for temporary defensive purposes.

During such periods when the Funds are not investing according to their principal investment strategies, the Funds may not achieve their investment objectives.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Government Obligations"). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds. U.S. Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. Treasury.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the U.S. Treasury, such as mortgage-backed certificates issued by the Government National Mortgage Association. Others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Other Government Obligations, such as obligations of the Federal National Mortgage Association, Federal Home Loan Mortgage Corp. and Tennessee Valley Authority are backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still other Government Obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the net asset value of any Fund's shares.

BANK OBLIGATIONS (ALL FUNDS EXCEPT MONEY MARKET FUNDS). These obligations include negotiable certificates of deposit, bank notes and bankers' acceptances. These Funds may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by foreign branches of U.S. banks or by foreign banks located abroad. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation. Certificates of deposit and bank notes are short-term, interest-bearing negotiable certificates issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.


BANK AND SAVINGS AND LOAN OBLIGATIONS (PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND). Investments in obligations of banks and savings and loans are limited to (a) certificates of deposit and bank notes or other deposit obligations issued by banks with assets in excess of $500,000,000 or branches of these banks; (b) certificates of deposit, bank notes or other deposit obligations of savings and loans with assets in excess of $500,000,000; and (c) bankers' acceptances, letters of credit or other obligations guaranteed by banks meeting the above criteria. Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Obligations issued or guaranteed by FDIC member institutions are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are only insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds that Prime Money Market Fund and Institutional Prime Money Market Fund may have on deposit at any one bank or savings and loan. Bankers' acceptances and letters of credit are not insured. The Prime Money Market Fund and Institutional Prime Money Market Fund may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by

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foreign branches of U.S. banks or by foreign banks domiciled outside the U.S. Deposit obligations of foreign banks or domestic branches of foreign banks also are not covered by FDIC insurance; in addition, these investments may involve other risks different from risks associated with investments in deposit obligations of domestic banks, such as political and economic developments and the possible imposition of governmental restrictions. Prime Money Market Fund and Institutional Prime Money Market Fund may invest in bank debt obligations only if the issuer has received the highest short-term rating from at least two NRSROs (such as "Prime-1" by Moody's, "A-1" by S&P or F1 by Fitch) with respect to either the obligation to be purchased or with respect to a class of debt obligations that is comparable in priority and security with the obligation to be purchased.


SYNDICATED LOANS (QUALITY FIXED INCOME FUND). The Fund may invest in interests in syndicated loans. Such interests may be acquired from an agent bank, from co-lenders or from other holders of syndicated loan interests. Such an investment may take the following forms: (i) participation interests in a corporate loan; (ii) assignments of a corporate loan; or (iii) novations of a corporate loan. The Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In an assignment, the Fund would purchase an assignment of all or a portion of a lender's interest in a corporate loan. In such an investment, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but the Fund would otherwise be entitled to all of the assigning lender's rights in the corporate loan. In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and the right to enforce its rights as a lender directly against the borrower. The Fund also may purchase an interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund would be entitled to receive payments of principal, interest and fees (if any), but in general would not be entitled to enforce its rights directly against the agent bank or the borrower. Instead, the Fund would have to rely on the lending institution for the enforcement of its rights against such parties.

In a corporate loan arrangement involving the sale of syndicated loan interests, the agent bank typically administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments for all lenders that are parties to the agreement. In such arrangements, the agent bank will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Fund. In general, the Fund will rely on the agent bank or an intermediary to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take action under the terms of the corporate loan agreement to protect participants in the loan, such as the Fund. The Fund will typically rely on the agent bank to use appropriate creditor remedies against the borrower. The borrower compensates the agent bank for its activities; it may pay the agent bank fees when the loan arrangement is structured and funded and other fees on an ongoing basis.

Under certain circumstances, an agent bank's employment may be terminated (for example, if it fails to exercise the standard of care specified in the loan arrangement or becomes insolvent). In such a case, a successor agent bank generally will be appointed, and assets held by the agent bank under the corporate loan agreement should remain available to the holders of interests in the loans. There is some risk, however, that assets held by an agent bank for the benefit of the Fund could be determined to be subject to the claims of the agent bank's creditors. In such a situation, the Fund could incur additional costs and/or delays in connection with enforcing its claims, or lose principal and/or interest. When the Fund relies on intermediaries other than agent banks, similar risks may be present.

When the Fund acts as co-lender in connection with a syndicated loan interest, or when the Fund acquires a syndicated loan interest that provides that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In connection with any investment in syndicated loan interests, the Fund's investment advisor will evaluate the financial condition of each co-lender and other participant to ensure that the interest meets the Fund's qualitative standards.

When the Fund does not act as co-lender but instead acquires syndicated loan interests from a co-lender or another holder of such interests, the principal credit risk remains the risk associated with the underlying borrower. However, the Fund may incur additional credit risk under such circumstances because the Fund assumes the risk of insolvency of the co-lender from which it acquired its syndicated loan interest (or, in cases in which there is an intermediary positioned between the Fund and the co-lender, the risks of insolvency of the co-lender and/or the intermediary).

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When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

At times there may not be a readily available market for syndicated loan interests. In some cases, this could result in the Fund disposing of such interests at a substantial discount or holding them until maturity.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations (including special purpose corporations) and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Money Market Funds will enter into repurchase agreements only with primary dealers that report to the Federal Reserve Bank of New York or with the 100 largest U.S. commercial banks (as measured by domestic deposits). Additionally, each Money Market Fund intends to follow the collateral custody protection and perfection guidelines recommended by the Comptroller of the Currency for the use of national banks in their direct repurchase agreement activities. As a non-fundamental policy, no Money Market Fund will invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid investments. The other Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Advisor, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Advisor will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a particular Fund.

The Funds will earn income for lending their securities from fees paid by borrowers and from the investment of cash collateral. The Funds will then pay the lending agent a percentage of the lending income. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In the event that a borrower fails to return the lent security, the lending agent will indemnify the Funds based on the difference in value between the closing market value of the security on the date it should have been returned and the value of the cash collateral. The Funds assume all risk of loss arising out of collateral investment loss and any resulting collateral deficiencies.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every

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seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

MONEY MARKET FUND ILLIQUID INVESTMENTS; LIQUIDITY GUIDELINES (MONEY MARKET FUNDS). Each Money Market Fund is permitted to invest up to 10% of its assets in all forms of "illiquid" investments and may invest without limitation in "restricted" securities, including unregistered commercial paper, which the Advisor, pursuant to liquidity standards established by the Board of Trustees, has determined are liquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities generally have been considered illiquid by the staff of the SEC, since the securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, and certain types of commercial paper). Additionally, the Advisor believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. Each Money Market Fund may invest without limitation in these forms of restricted securities if the securities are deemed by the Advisor to be liquid in accordance with liquidity guidelines established by the Board of Trustees. Under these guidelines, the Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

VARIABLE AND FLOATING RATE DEMAND MUNICIPAL OBLIGATIONS (TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND). Variable and floating rate demand municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or obligor or by drawing on a bank letter of credit or comparable guarantee issued with respect to the obligations. The issuer of an obligation of this type may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable or floating rate demand municipal obligations in which Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may invest are payable on demand at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice. The terms of these obligations must provide that interest rates are adjustable at intervals ranging from daily up to annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the obligations. These obligations are subject to the quality characteristics for municipal obligations outlined above and described in the prospectus. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may invest without limitation in obligations of this type.

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The principal and accrued interest payable to the Funds on demand will be supported by a letter of credit, a standby commitment or comparable guarantee of a financial institution (generally a commercial bank or insurance company) whose short-term taxable debt meets the quality criteria for investment by the Funds in municipal obligations, except in cases where the security itself meets the credit criteria of the Funds without a letter of credit or comparable guarantee. So although the underlying variable or floating rate demand obligation may not meet the particular Fund's rating criteria, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund in these cases will have at all times an alternate credit source to draw upon for payment with respect to the security.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also purchase participation interests in variable or floating rate obligations. These participation interests will have, as part of the participation agreement between the Funds and the selling financial institution, a demand feature that permits the Funds to demand payment from the seller of the principal amount of the Funds' participation plus accrued interest. This demand feature will always be supported by a letter of credit or comparable guarantee provided by the selling financial institution. The financial institution will retain a service fee, a letter of credit fee and a fee for issuing commitments to purchase on demand in an amount equal to the excess of the interest paid on the variable or floating rate obligation in which the Funds have a participation interest over the negotiated yield at which the participation interest was purchased. Accordingly, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund will purchase participation interests only when the yield to the Funds, net of fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term, fixed rate, tax-exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

While variable and floating rate demand municipal obligations are expected to have maturities in excess of 397 days, the Advisor currently expects that Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund will exercise their right to demand payment of principal and accrued interest on an obligation of this type if it no longer meets the Funds' quality standards, unless, of course, the obligation can be sold for a greater amount in the market.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund maintains a segregated or earmarked account with the Trust's custodian, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

Obligations purchased on a when-issued basis or held in the Funds' portfolios are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates. Therefore, with respect to Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, if to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased obligations on a "when-issued" basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share. However, each of Tax-Free Fund and Institutional Tax-Free Fund do not believe that under normal circumstances its net asset value or income will be affected by its purchase of obligations on a when-issued basis.

When payment is made for when-issued securities, a Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains, which could cause the Funds to realize income not exempt from federal income taxation.

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CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund, or if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in securities issued by other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders. The Funds' investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the Fund's investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

     o "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

     o "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     o "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     o "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundled the stocks and trade them separately, according to the Fund's investment strategies.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS EXCEPT TAX-FREE INCOME FUND). All Funds except Tax-Free Income Fund may invest to a limited extent in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest

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in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

CONVERTIBLE SECURITIES (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND AND QUALITY FIXED INCOME FUND). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

FOREIGN SECURITIES (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND AND QUALITY FIXED INCOME FUND). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Through the Funds' flexible policies, the Advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Funds' investments.

SHORT SALES AGAINST THE BOX (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND AND VALUE FUND). Each Fund may engage in short sales against the box. In a short sale, the Fund sells a borrowed security

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and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Advisor to be creditworthy. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

DERIVATIVES: A Derivative is a financial instrument which has a value that is based on ("derived from") the value of another asset, index or interest rate. Derivatives include options, futures, options on futures, and swap agreements (see additional disclosure below.) The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard bond and equity securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of risk management, seeking to reduce transaction costs, or otherwise seeking to add value to an individual portfolio when a derivative instrument is more favorably priced relative to the underlying security. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Funds will not use derivatives solely for speculative purposes.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms. Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller. Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate. There is also the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate. Finally, the decision to purchase or sell a derivative depends in part upon the ability of the Advisor to forecast certain economic trends, such as interest rates. If the Advisor incorrectly forecasts these trends, or in the event or unanticipated market movement, there is a risk of loss to the portfolio upon liquidation of the derivative.

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     o OPTION WRITING AND PURCHASING (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, AND TAX-FREE INCOME FUND). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.


          A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

          A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the potential liability of a put constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated or earmarked account with its custodian consisting solely of liquid assets equal to its liability under the option, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues.

          Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Advisor and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

          It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.


     o RISKS OF OPTIONS TRANSACTIONS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, AND TAX-FREE INCOME FUND). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option

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          has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

     o FUTURES CONTRACTS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, AND TAX-FREE INCOME FUND). The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, interest rate, index, and may purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

     o OPTIONS ON FUTURES CONTRACTS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, GOVERNMENT INCOME FUND, QUALITY INCOME FUND, AND TAX-FREE INCOME FUND). The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.


          A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

          The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

          A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

          The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.


     o RISKS OF FUTURES AND RELATED OPTIONS INVESTMENTS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL

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          CAP FUND, MICROCAP VALUE FUND, VALUE FUND, GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, AND TAX-FREE INCOME FUND). There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Advisor's forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.


          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited. Therefore, although the Funds have authority to engage in futures transactions, they have no present intention to do so and will engage in such transactions only when disclosure to that effect has been added to the Prospectus.

          A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Pursuant to claims for exemption filed with the Commodity Futures Trading Commission and/or the National Futures Association on behalf of the Funds, the Funds are not deemed to be a "commodity pool" and the Advisor is not deemed to be a "commodity pool operator" under the Commodity Exchange Act and the Funds and the Advisor are not subject to registration or regulation as such under the Commodity Exchange Act.

          The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets and also, for Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund and Tamarack Small Cap Growth Fund, on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate. Transactions for foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

          A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.


     o FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND AND VALUE FUND). Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These

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          contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     o RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND AND VALUE FUND). The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

     o RISKS OF FOREIGN CURRENCY OPTIONS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND AND VALUE FUND). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

          There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

     o SWAP AGREEMENTS (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, AND TAX-FREE INCOME FUND). These Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities and credit swaps. A swap agreement is an agreement between two parties (generally referred to as the counterparties) to exchange payments at specified dates calculated on a specific asset, interest rate, or index. The payments are based on the specific dollar amount (generally referred to as the notional amount), invested in the asset, interest rate, or index. Examples of some types of swap agreements in which these Funds may engage are interest rate swaps, index swaps and total return swaps. Generally swap agreements are structured so that the specified payments due from each counterparty are netted, with net payment being made only to the counterparty entitled to receive such payment.

     o RISKS OF SWAP AGREEMENTS (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, AND TAX-FREE INCOME FUND). As is the case with most investments, swap agreements are subject to market risk, and there can be no guarantee that the Advisor will correctly forecast the future movements of interest rates, indexes or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of each Fund's underlying portfolio investments. Swap agreements may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. Swap agreements may be subject to each Fund's limitations on illiquid securities.

     o Swap agreements are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity. Swaps are also subject to counterparty risk, which is the risk that the other party to the agreement will fail to make required payments at the specified time. The swap market is relatively new and is largely unregulated. It is possible that changes in the market, including potential government regulation, could adversely affect a Fund's ability to terminate an existing swap agreement or affect the amount to be realized under an agreement.

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     o INTEREST RATE FUTURES CONTRACTS (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

          Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Advisor anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Advisor expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

     o DOLLAR ROLL TRANSACTIONS (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, AND TAX-FREE INCOME FUND). Each Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

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MORTGAGE-RELATED SECURITIES (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of such securities held by a Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, a Manager may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.


Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to in investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions."

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund's prospectus and/or SAI have been revised to reflect such securities.

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OTHER ASSET-BACKED SECURITIES (PRIME MONEY MARKET FUND, INSTITUTIONAL PRIME MONEY MARKET FUND, GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, AND TAX-FREE INCOME FUND). Other asset-backed securities are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies and with applicable law and regulations. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations.


Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are also subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future. Certain asset backed securities may be considered derivative instruments.

ZERO COUPON AND PAY-IN-KIND SECURITIES (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND). Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).


MUNICIPAL LEASE OBLIGATIONS (TAX-FREE MONEY MARKET FUND, INSTITUTIONAL TAX-FREE MONEY MARKET FUND, GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, AND TAX-FREE INCOME FUND,). These Funds may invest in municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal obligations. A Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the Advisor, to be of a quality comparable to the Fund's quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Board of Trustees will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Advisor will evaluate the credit quality and, pursuant to guidelines adopted by the Trustees, the liquidity of the security. In making its evaluation, the Advisor will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and

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statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, a Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets (10% for Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund). The liquidity of municipal lease obligations purchased by a Fund will be determined pursuant to guidelines approved by the Board of Trustees.


Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. For Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, municipal lease obligations will be treated as illiquid unless they are determined to be liquid pursuant to the Fund's liquidity guidelines.

STAND-BY COMMITMENTS (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND). A Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." A Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

The Funds expect that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Trustees will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

There is no assurance that stand-by commitments will be available to the Funds nor do the Funds assume that such commitments would continue to be available under all market conditions.


STAND-BY COMMITMENTS - MONEY MARKET FUNDS (TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND). Consistent with the requirements of Rule 2a-7, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also acquire "stand-by commitments" with respect to obligations held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase, at the Funds' option, specified obligations at a specified price. "Stand-by commitments" are the equivalent of a "put" option acquired by the Funds with respect to particular obligations held in its portfolio.


The amount payable to Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund upon its exercise of a "stand-by commitment" will normally be (a) the Fund's acquisition cost of the obligation (excluding any accrued interest that the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the obligation; plus (b) all interest accrued on the obligations since the last interest payment date during the period the obligation is owned by the Fund. "Stand-by commitments" may be acquired when the remaining maturity of the underlying obligation is greater than 60 days, but will be exercisable by Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund only during the 60 day period before the maturity of the obligation. Absent unusual circumstances, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund will value the underlying obligation on an amortized cost basis. Accordingly, the amount payable by a dealer during the time a "stand-by

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commitment" is exercisable is substantially the same as the value of the underlying obligation. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund's right to exercise "stand-by commitments" must be unconditional and unqualified. A "stand-by commitment" is not transferable by a Fund, although it may sell the underlying obligation to a third party at any time.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for obligations that are acquired subject to a stand-by commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund's portfolio may not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund intend to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the Advisor, present minimum credit risks. The Funds' reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying obligations that are subject to the commitment. However, the failure of a party to honor a stand-by commitment could have an adverse impact on the liquidity of Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund during periods of rising interest rates.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund intend to acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or maturity of the underlying obligation, which will continue to be valued in accordance with the amortized cost method. Stand-by commitments will be valued at zero in determining net asset value. Where Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments will not affect the average weighted maturity of Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund's portfolio.


PARTICIPATION INTERESTS (TAX-FREE MONEY MARKET FUND, INSTITUTIONAL TAX-FREE MONEY MARKET FUND, GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, AND TAX-FREE INCOME FUND). The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund's Advisor has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Advisor that interest earned by the Fund on municipal obligations on which it holds participation interests is exempt from federal income tax.


THIRD PARTY PUTS (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND). The Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

These bonds coupled with puts may present tax issues also associated with stand-by commitments. As with any stand-by commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be

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tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

COMMERCIAL PAPER AND OTHER CORPORATE, BANK AND OTHER DEBT OBLIGATIONS (PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND). Prime Money Market Fund and Institutional Prime Money Market Fund currently are permitted to purchase commercial paper and other corporate and bank debt obligations only if the issuer has received the highest short-term rating from at least two NRSROs (such as "Prime-1" by Moody's, "A-1" by S&P and F1 by Fitch) with respect to either the obligation to be purchased or with respect to a class of debt obligations that is comparable in priority and security with the obligation to be purchased.

Prime Money Market Fund and Institutional Prime Money Market Fund may also invest in funding agreements issued by insurance companies. Funding agreements are considered insurance contracts whereby holders are entitled to the same priority as direct claims made on the issuing insurance company by policyholders. These investments are available in the form of U. S. dollar denominated instruments and are subject to the same general credit review and credit quality standards as are applicable to the other securities in these two funds.

Prime Money Market Fund and Institutional Prime Money Market Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities and U.S. dollar-denominated obligations issued by domestic branches of foreign depository institutions, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. These Funds may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by foreign branches of U.S. banks or by foreign banks located abroad. Obligations of foreign branches and subsidiaries of foreign deposit institutions may be the general obligation of the parent institution or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

Prime Money Market Fund and Institutional Prime Money Market Fund may also invest in obligations of states and their agencies, instrumentalities and political subdivisions that bear interest generally includable in gross income for federal income tax purposes (collectively, "taxable municipal securities"). Certain taxable municipal securities are not "general obligations" (obligations secured by the full faith and credit or taxing power of a governmental body) and, in those cases, are repayable only from such revenues as may be pledged to repay such securities.

Investments in foreign securities and taxable municipal securities are subject to the same general credit review and credit quality standards as are applicable to the other securities in which Prime Money Market Fund and Institutional Prime Money Market Fund are permitted to invest. However, the financial information available on these obligations may be more limited than what is available for securities that are registered with the SEC or that otherwise are issued by entities that are required to file reports under the Securities Exchange Act of 1934. Foreign securities are subject to other risks that may include unfavorable political and economic developments and possible withholding taxes or other governmental restrictions that might affect the principal or interest on securities owned by a Fund.

BOND ANTICIPATION NOTES, MUNICIPAL BONDS AND REVENUE BONDS (TAX-FREE MONEY MARKET FUND, INSTITUTIONAL TAX-FREE MONEY MARKET FUND, GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND).

Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified

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as either "general obligation" or "revenue" bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit Tax-Free Fund and Institutional Tax-Free Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

Although the interest on most municipal bonds is exempt from federal income taxes, some are not eligible for this exemption. These are known as taxable municipal securities. These bonds are issued for certain purposes which do not qualify for tax-exempt treatment, and their designation as taxable municipal securities is determined at the time of issuance. They may be either general obligation or revenue bonds.

The Tax-Free Fund and Institutional Tax-Free Fund may invest more than 25% of their net assets in (a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, but they do not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the prospectuses and this Statement of Additional Information with respect to Tax-Free Fund and Institutional Tax-Free Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Fund and Institutional Tax-Free Fund has been introduced in Congress; other legislation of this type also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Fund and Institutional Tax-Free Fund's portfolios. Upon the effectiveness of any legislation that materially affects Tax-Free Fund and Institutional Tax-Free Fund's ability to achieve their investment objectives, the Board of Directors of Great Hall will reevaluate the Funds' investment objectives and submit to its shareholders for approval necessary changes in their objectives and policies.

ILLIQUID AND RESTRICTED SECURITIES (ALL FUNDS). The Funds may invest in Illiquid and restricted securities. However, each Fund will not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Because illiquid and restricted

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securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds.

Each Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as a Fund determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified buyers become uninterested in purchasing these securities.


                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

     (1) Each Fund has elected to be classified as a diversified series of an open-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

Additionally, the Funds have the following investment restrictions:

     (2) Each Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

     (3) Each Fund will not issue any class of senior securities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

     (4) Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

     (5) Each Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

     (6) Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

     (7) Each Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that (i) with respect to Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, this restriction will not apply to municipal obligations; (ii) with respect to Prime Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund, this restriction will not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; (iii) with respect to Tax-Free Income Fund, this restriction will prevent the Fund from concentrating in industrial building revenue bonds issued to financial facilities for non-governmental issuers in any one industry, but this restriction does not apply to other municipal obligations; and (iv) this restriction will not apply to a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to Prime Money Market Fund and Institutional Prime Money Market Fund, if the issuer of a security is

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          within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test.

     (8) Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

SUPPLEMENTAL (NON-FUNDAMENTAL) CLARIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

For purposes of investment policy number 1, Quality Fixed Income Fund considers a municipal obligation to be issued by the government entity (or entities) whose assets and revenues back the municipal obligation. For a municipal obligation backed only by the assets and revenues of a non-governmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment policy number 7. Policy number 7, above, will prevent Tax-Free Income Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free municipal obligations. For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of investment restriction number 7, the Funds' concentration policy shall not apply to tax-exempt municipal obligations. For purposes of investment restriction number 7, the Funds that are permitted to invest in participation interests consider both the selling bank and the issuer of the municipal obligation to be an issuer of the participation interest. For purposes of investment restriction number 8, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain liquid assets in a segregated or earmarked account for the period of its obligation under such contract or option in an amount equal to its obligations under such contracts or options, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues.

For fundamental policy number 1, above, with respect to Tamarack Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, for purposes of determining whether a proposed purchase would result in the Fund investing 5% or more of that portion of its total assets which is subject to the diversification test in the securities of a particular issuer, which 5% requirement is a component of current requirements for diversified funds, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a financial institution issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal obligation are considered to be issuers.

For fundamental policy number 7, with respect to Tamarack Tax-Free Money Market Fund, Tamarack Institutional Tax-Free Money Market Fund and Tamarack Tax-Free Income Fund, "municipal obligations" means tax-free municipal obligations.

ADDITIONAL FUNDAMENTAL POLICIES APPLICABLE TO CERTAIN FUNDS

Tamarack Tax-Free Income Fund also has adopted a fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets (measured at the time of investment), plus the amount of any borrowings for investment purposes, in a portfolio of municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities and the interest they pay is expected to be exempt from federal income tax and any alternative minimum tax.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests in these debt obligations, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation. As a matter of fundamental policy, under normal market conditions, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund must invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in these tax-exempt securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Certain Funds also are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.

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TAMARACK LARGE CAP GROWTH FUND, TAMARACK QUALITY FIXED INCOME FUND, TAMARACK MID CAP GROWTH FUND, TAMARACK SMALL CAP GROWTH FUND AND TAMARACK GOVERNMENT INCOME FUND

Each of Tamarack Large Cap Growth Fund, Tamarack Quality Fixed Income Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund and Tamarack Government Income Fund may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice).

Tamarack Large Cap Growth Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of large U.S. companies each having $5 billion or more in market capitalization at the time of purchase by the Fund. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Mid Cap Growth Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of mid-sized companies that fall within the market capitalization range of companies in the Standard & Poor's Mid Cap 400 Composite Stock Price Index at the time of purchase by the Fund. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Small Cap Growth Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of small companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Government Income Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of U.S. Government obligations (those that are issued by the U.S. Government or its agencies or instrumentalities). The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Quality Fixed Income Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of U.S. Government obligations (those that are issued by the U.S. Government or its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

TAMARACK PRIME MONEY MARKET FUND, TAMARACK U.S. GOVERNMENT MONEY MARKET FUND AND TAMARACK TAX-FREE MONEY MARKET FUND

Each of Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund and Tamarack Tax-Free Money Market Fund may not:

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1. pledge, mortgage or hypothecate its assets, except that to secure borrowing permitted by fundamental investment restriction number (2) above, it may pledge securities having a market value at the time of such pledge not exceeding 15% of its total assets;

2. invest in companies for the purpose of exercising control or management of another company;

3. write, purchase or sell put or call options, straddles, spreads or any combination thereof except that Tax-Free Money Market Fund may acquire rights to resell obligations (as set forth above under "Variable and Floating Rate Demand Municipal Obligations" and "Stand-By
     Commitments-Tax-Free Money Market Fund, Tax-Free Institutional Money Market Fund.");

4. sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;

5. invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. "Investment companies" refers only to companies registered as investment companies under the 1940 Act;

6. purchase common stocks, preferred stocks, warrants or other equity securities; or

7 invest more than 10% of its assets in all forms of illiquid securities, as set forth in this SAI under "Investment Policies - Money Market Fund Illiquid Investments; Liquidity Guidelines."

TAMARACK U.S. GOVERNMENT MONEY MARKET FUND. U.S. Government Money Market Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the 1940 Act whereby, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, must be invested in U.S. Government Securities (defined above.) and in repurchase agreements secured by them. However, under normal market conditions, the Advisor will attempt to keep substantially all of the Fund's assets invested in these instruments. U.S. Government Money Market Fund has also adopted a policy to provide shareholders with at least 60 days' notice in the event of a planned change in this investment policy. Any such notice to shareholders will meet the requirements of Rule 35d-1(c) of the 1940 Act.

TAMARACK TAX-FREE MONEY MARKET FUND AND TAMARACK INSTITUTIONAL TAX-FREE MONEY MARKET FUND. Each Fund has adopted a non-fundamental investment policy/restriction to not purchase securities that are not municipal obligations and the income from which is subject to federal income tax, if such purchase would cause more than 20% of its total assets to be invested in such securities, except that each Fund may invest more than 20% of its total assets in such securities during other than normal market conditions. Bonds subject to the alternative minimum tax are considered taxable for this test.

TAMARACK INSTITUTIONAL PRIME MONEY MARKET FUND AND TAMARACK INSTITUTIONAL TAX-FREE MONEY MARKET FUND. Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund may not:

1.   invest in companies for the purpose of exercising control or management;

2. invest in securities issued by other investment companies in excess of limits imposed by applicable law;

3. invest more than 10% of its net assets in illiquid investments including but not limited to repurchase agreements maturing in more than seven days;

4. pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings; or

5. sell securities short or purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

TAMARACK ENTERPRISE FUND, TAMARACK ENTERPRISE SMALL CAP FUND AND TAMARACK MICROCAP VALUE FUND. Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, and Tamarack Microcap Value Fund will not:

1.   invest in companies for the purpose of exercising control of management;

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2. purchase shares of other investment companies except in the open market at ordinary broker's commission, but not in excess of 5% of the Fund's assets, or pursuant to a plan of merger or consolidation;

3.   purchase securities on margin or sell securities short;

4. invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which including predecessors, have not had at least three years' continuous operations nor invest more than 25% of the Fund's assets in any one industry;

5. purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities own in the aggregate more than 5% of the outstanding securities of such company;

6. make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

7. enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time;

8.   make itself or its assets liable for the indebtedness of others; or

9.   invest in securities which are assessable or involve unlimited liability.

TAMARACK VALUE FUND. Tamarack Value Fund will not:

1.   invest in companies for the purpose of exercising control of management;

2. purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

3.   purchase securities on margin or sell securities short;

4. invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which including predecessors, have not had at least three years' continuous operations;

5. purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities own in the aggregate more than 5% of the outstanding securities of such company;

6. make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

7. enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time;

8.   make itself or its assets liable for the indebtedness of others; or

9.   invest in securities which are assessable or involve unlimited liability.

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TAMARACK TAX-FREE INCOME FUND. Tamarack Tax-Free Income Fund will not:

1.   invest in companies for the purpose of exercising control;

2. invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

3.   purchase securities on margin or sell short;

4. invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities;

5. purchase or retain securities of an issuer if to the knowledge of the Fund's management those directors of the Fund, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

6. mortgage, pledge or hypothecate the assets of the Fund to an extent greater than 10% of the value of the net assets of the Fund;

7.   invest in put, call, straddle or special options;

8.   invest in equity securities or securities convertible into equities; or

9. purchase more than 10% of the outstanding publicly issued debt obligations of any issuer.

TAMARACK ENTERPRISE SMALL CAP FUND. Tamarack Enterprise Small Cap Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of small, faster-growing companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

TAMARACK MICROCAP VALUE FUND. Tamarack Microcap Value Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of microcap value stocks. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in its policy of investing at least 80% of its assets in microcap stocks. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES

Neither the Funds nor the entities that provide services to them (the "Fund Complex") will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a medallion signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Funds.

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Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Advisor at its cost, subject to a minimum charge of $5 per account, per year requested.

Each statement and transaction confirmation will request that you inform the Fund in writing of any questions about the information presented. If you do not notify the Fund in writing of any questions within the specified time period, the Funds will consider you to have approved the information in the statement.

The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes shareholders of the Funds' special investment programs.

The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment, except when a responsible person has indemnified the Funds against losses resulting from the failure of investors to make payment. In the event that the Funds sustain a loss as the result of failure by a purchaser to make payment, the Funds' underwriter will cover the loss. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

SALES (REDEMPTIONS)

The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.

The Funds will transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a proper redemption request has been received usually no later than the third business day after it is received. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non certificated shares held in an open account. The Funds reserve the right to refuse a telephone or fund web site redemption request. At our option, the Funds may pay such redemption by wire or check. The Funds may reduce or waive the $10 charge for wiring redemption proceeds in connection with certain accounts.

The Prime Money Market Fund may accept drafts (checks) on the form provided by the Fund without the necessity of an accompanying guarantee of signature, and drawn on the registered shareholder account, to redeem sufficient shares in the registered shareholder account and to deposit the proceeds in a special account at the custodian for transmission through the commercial banking system to the credit of the draft payee. The drafts must be in at least the amount of $500 with a maximum of $100,000 total per day in drafts, and may be drawn only against shares held in open account (no certificate outstanding). The Funds and the Advisor may refuse to honor drafts where there are insufficient open account shares in the registered account, or where shares to be redeemed which were purchased by check have been held for less than 15 days, and to the specific conditions relating to this privilege as well as the general conditions set out above.

Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action, if the account value remains below this level for 60 days after each such

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shareholder account is mailed a notice of: (1) the Fund's intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

As disclosed in the prospectuses for the Tamarack Equity Funds and Tamarack Fixed Income Funds, a 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds (other than the Tamarack Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic monthly redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the "first in, first out" method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. In other words, shares of the Tamarack Equity Funds and Tamarack Fixed Income Funds that are held for 30 days or less generally are redeemable at a price equal to 98% of the then current net asset value per share and this 2% discount, which is referred to in the prospectuses and this SAI as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption.

The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "How Share Price is Determined" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.

SHARES

Each of the classes of shares of the Funds is sold on a continuous basis by the particular Fund's Distributor, and each Distributor has agreed to use appropriate efforts to solicit all purchase orders. Each of the Money Market Funds offers only one class of shares (for Prime, U.S. Government and Tax-Free, this single class may be referred to as "Investor Class," or without a class-specific designation). The Equity Funds and Fixed Income Funds offer the following classes of shares: Class A Shares, Class C Shares, Class R Shares and Class S Shares. Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Government Income Fund and Quality Fixed Income Fund also offer Class I Shares.

Class A Shares --   All Equity Funds and Fixed Income Funds

Class C Shares --   All Equity Funds and Fixed Income Funds

Class I Shares --   Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth
                    Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise
                    Fund, Tamarack Enterprise Small Cap Fund, Tamarack
                    Government Income Fund and Tamarack Quality Fixed Income
                    Fund. Class I Shares of Tamarack Government Income Fund and
                    Tamarack Quality Fixed Income Fund are not offered to new investors. Class I Shares of Tamarack Enterprise Fund,
                    Tamarack Enterprise Small Cap Fund, Tamarack Large Cap
                    Growth Fund, Tamarack Mid Cap Growth Fund and Tamarack Small
                    Cap Growth Fund are offered

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                    to institutions or individuals (there is a $250,000 minimum requirement for initial investment) or benefit plans having minimum plan assets of $6,000,000 (there is no minimum requirement for initial investment for participants of these qualified retirement plans). Tamarack Enterprise Small Cap Fund's Class I Shares are closed to new investors.

Class R Shares --   All Equity Funds and Fixed Income Funds. Class R Shares are
                    available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds.
                    These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.


Class S Shares --   All Equity Funds and Fixed Income Funds, provided that Class
                    S Shares are available only to (1) persons who were shareholders of Babson Enterprise Fund, Babson Enterprise
                    Fund II, Babson Value Fund, Shadow Stock Fund, Babson
                    Tax-Free Income Fund and J&B Small-Cap International Fund who originally acquired their Tamarack Fund shares in the reorganization of April 16, 2004, and (2) shareholders who originally acquired shares of Tamarack Large Cap Growth Fund or Tamarack Quality Fixed Income Fund upon the reorganization of the following funds, effective April 16, 2004: David L. Babson Growth Fund, Inc., D. L. Babson Bond
                    Trust -- Portfolio S and D. L. Babson Bond Trust --
                    Portfolio L. Class S Shares of the Equity Funds are also available to new investors through fee-based programs of broker-dealers or registered investment advisers that have special arrangements with the Funds' distributor. Class S
                    Shares are also available to employees of the Advisor.


                             EXCHANGE OF FUND SHARES

As described in the Prospectus, the Funds offer convenient ways to exchange shares of a Fund for shares of another Fund. With the exception of exchanges to or from the Prime Money Market Fund, the Share Class must be the same in the two Funds involved in the exchange. Shares exchanged within 30 days of purchase will be subject to a redemption fee of 2% of the value of the shares exchanged. The Funds also reserve the right to limit exchanges.

You must meet the minimum investment requirement of the Fund you are exchanging into and the names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the Prospectus describing the Fund into which the exchange will occur.

The Trust may terminate or amend the terms of the exchange privilege as to any Fund at any time upon 60 days notice to shareholders.


                                   MANAGEMENT

TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds and the conduct of the Trust's business. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds' performance.

The age, address and principal occupations for the past five years of each Trustee and executive officer of the Trust are listed below. Each Trustee and officer serves in such capacity for an indefinite period of time until their removal, resignation or retirement. No Trustee serves as a director or trustee of another mutual fund.

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INDEPENDENT TRUSTEES
--------------------

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                                      POSITION,
                                       TERM OF                                                  NUMBER OF
                                      OFFICE AND                                              PORTFOLIOS IN         OTHER
                                      LENGTH OF                                                FUND COMPLEX   DIRECTOR/TRUSTEE
                                     TIME SERVED            PRINCIPAL OCCUPATION(S)            OVERSEEN BY     POSITIONS HELD
     NAME, AGE AND ADDRESS(1)       WITH THE TRUST            DURING PAST 5 YEARS                TRUSTEE         BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
T. Geron Bell (64)                  Indefinite      President of Twins Sports, Inc. (parent   15              None
                                    (Trustee        company of the Minnesota Twins) since
                                    since January   November 2002; prior thereto President
                                    2004)           of the Minnesota Twins Baseball Club
                                                    Incorporated since 1987.

--------------------------------------------------------------------------------------------------------------------------------
Lucy Hancock Bode (54)              Indefinite      Healthcare consultant (self-employed).    15              None
2518 White Oak Road                 (Trustee
Raleigh, NC 27609                   since January
                                    2004)

--------------------------------------------------------------------------------------------------------------------------------
Leslie H. Garner Jr. (55)           Indefinite      President, Cornell College.               15              None
Cornell College                     (Trustee
600 First Street West               since January
Mt. Vernon, IA 52314                2004)

--------------------------------------------------------------------------------------------------------------------------------
Ronald James (55)                   Indefinite      President and Chief Executive Officer,    15              Best Buy Co.,
                                    (Trustee        Center for Ethical Business Cultures                      Inc.; Bremer
                                    since January   since 2000; President and Chief                           Financial
                                    2004)           Executive Officer of the Human                            Corporation
                                                    Resources Group, a division
                                                    of Ceridian Corporation,
                                                    1996-1998. Ceridian
                                                    Corporation is an
                                                    information services company
                                                    specializing in human
                                                    resources outsourcing
                                                    solutions.

--------------------------------------------------------------------------------------------------------------------------------
John A. MacDonald (57)              Indefinite,     Chief Investment Officer, Hall Family     15              None
P.O. Box 419580                     (Trustee        Foundation.
Mail Drop 323                       since January
Kansas City, Missouri 64141         2004)

--------------------------------------------------------------------------------------------------------------------------------
H. David Rybolt (63)                Indefinite      Consultant, HDR Associates (management    15              None
                                    (Trustee        consulting)
                                    since January
                                    2004)

--------------------------------------------------------------------------------------------------------------------------------
James R. Seward (53)                Indefinite      Private investor, 2000 to present;        15              Syntroleum Corp.
                                    (Trustee        Financial Consultant, Seward & Company,                   and American
                                    since January   LLC, 1998-2000; CFA.                                      Retirement Corp.
                                    2004)

--------------------------------------------------------------------------------------------------------------------------------
William B. Taylor (60)              Indefinite      Consultant (2003-present) Partner         15              None
                                    (Trustee        (until 2003) Ernst & Young LLP
                                    since
                                    September
                                    2005)
--------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE
------------------

--------------------------------------------------------------------------------------------------------------------------------
Erik R. Preus  (42)                 Indefinite      Chief Operating Officer, Voyageur Asset   15              None
                                    (Trustee        Management (2005 to present); Director,
                                    since March     Investment Consulting Services, RBC
                                    2006)           Dain Rauscher Inc; (2004-2005); Director,
                                                    Voyageur Advisory Services; Voyageur Asset
                                                    Management (2003-2004); Senior Vice
                                                    President, Divisional Sales Manager,
                                                    PIMCO Allianz Investments, and its
                                                    predecessor firm, Nicholas Applegate
                                                    (2001-2003).
--------------------------------------------------------------------------------------------------------------------------------

(1)  Unless otherwise specified, the address of each Trustee is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

SHAREHOLDER INFORMATION
-----------------------


EXECUTIVE OFFICERS(1)
---------------------


-------------------------------------------------------------------------------------------------------------------------------
                                  POSITION, TERM OF
                                OFFICE AND LENGTH OF
                                    TIME SERVED
    NAME, AGE AND ADDRESS         WITH THE TRUST                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers (45)       President and Chief      Managing Director, Voyageur Asset Management (2000 to present);
                               Executive Officer        Director of Mutual Funds, Voyageur Asset Management (2003 to since
                               January 2004;            present); Chief Financial Officer, Great Hall Investment Funds, Inc.
                                                        (2001-2003); Compliance Officer, Great Hall Investment Funds, Inc.
                                                        (2000-2001); Director of Finance, Voyageur Asset Management
                                                        (2000-2003); Vice President and Manager, Financial Reporting, RBC Dain
                                                        Rauscher (1998-2000); formerly, President and Chief Executive
                                                        Officer(2).

-------------------------------------------------------------------------------------------------------------------------------
David P. Lux (51)              Treasurer, Chief         Vice President and Mutual Funds Finance Manager, Voyageur Asset
                               Financial Officer and    Management (2004 to present); Senior Financial Analyst, Voyageur
                               Principal Accounting     Asset Management (2003-2004); Senior Financial Analyst, RBC Dain
                               Officer since            Rauscher (1995-2003).
                               September 2005

-------------------------------------------------------------------------------------------------------------------------------
Martin A. Cramer (56)          Assistant Secretary,     Vice President and Mutual Fund Administration Manager, Voyageur Asset
                               Senior Compliance        Management (2003 to present); formerly, Legal and Regulatory Affairs
                               Officer, and AML         Vice President, Chief Compliance Officer and Secretary, Jones & Babson,
                               Compliance Officer       Inc. (mutual fund management company); Vice President, Assistant
                               since January 2004       Secretary, Chief Compliance Officer and AML Compliance Officer(2); and
                                                        Vice President, Chief Compliance Officer and Secretary, Buffalo Fund
                                                        Complex (1994-2003) and Secretary, Gold Bank Funds (2001-2003).

-------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Gorman (42)        Chief Compliance         Chief Compliance Officer (April 2006 to present), Voyageur Asset
                               Officer ("CCO") since    Management; Director, Asset Management Compliance, RiverSource
                               April 2006               Invesments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset
                                                        Management (1994-2004).

-------------------------------------------------------------------------------------------------------------------------------
Monica V. Ballard (36)         Secretary and Chief      Senior Associate General Counsel, RBC Dain Rauscher (2004 to present);
                               Legal Officer since      Counsel, Allianz Life (2002-2004); Associate Counsel, American Express
                               September 2005           Financial Advisors (1996-2002).

-------------------------------------------------------------------------------------------------------------------------------
John M. Huber (37)             Chief Investment         Chief Investment Officer, Fixed Income, Voyageur Asset Management
                               Officer, Fixed Income    (February 2005); Galliard Capital Management, Principal and Senior
                               Products since           Portfolio Manager (1995-2004).
                               February 2005

-------------------------------------------------------------------------------------------------------------------------------
Nancy M. Scinto (46)           Chief Investment         Managing Director and Director of Research, Voyageur Asset Management
                               Officer, Equity          (2003 to present); Managing Director, Voyageur Asset Management
                               Products since January   (1999-2003).
                               2004

-------------------------------------------------------------------------------------------------------------------------------
Gordon Telfer (40)             Portfolio Strategist     Vice President and Senior Portfolio Manager, Voyageur Asset
                               since March 2004         Management (2004 to present); Vice President and Portfolio Manager,
                                                        Voyageur Asset Management (2003-2004); Senior Portfolio Manager,
                                                        Alliance Capital Management (2000-2003); Senior Vice President, Global
                                                        Strategist, Scudder Kemper Investments (1997-2000).

-------------------------------------------------------------------------------------------------------------------------------

(1)  The address of each officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)  Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc.,
     Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson
     Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc. and
     Investors Mark Series Fund, Inc.

SHAREHOLDER INFORMATION
-----------------------



The Trust has an Audit Committee, consisting of Trustees that are not "interested persons" of the Trust as that term is defined by the 1940 Act (the "Independent Trustees"). Current members are Messrs. Garner, Rybolt and Taylor. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (1) to approve the appointment, compensation, retention and oversight of the work of any independent auditors engaged for the purpose of performing an audit of the Funds' financial statements and preparing or issuing an audit report or performing other attest services for the Funds (including resolution of disagreements between the independent auditors and the Trust's management or BISYS Fund Services Ohio, Inc., regarding financial reporting); (2) to inquire as to and review information concerning the independence of the auditors, specifically as to whether the auditors have provided any non-attest services to the Funds or any entity related to the Trust or to its service providers that have not been pre-approved by the Audit Committee or its delegate; (3) to receive the auditors' specific written representation as to their independence;
(4) to meet with the Funds' independent auditors in advance of any audit work to review (a) the arrangements for, the procedures to be used in, and the scope of the annual or any special audits, with particular attention to a review of critical accounting policies; (b) to review in advance the staffing for the performance of the audit work and to obtain assurance that the work will be performed by personnel with sufficient "fund" experience and that the engagement and other "critical" position partners meet all applicable regulations regarding partner and other personnel rotation requirements; (c) any changes in fund-related generally accepted accounting principles that may have been promulgated during the past year; (d) any changes in internal controls or accounting practices that the Trust's management, the auditors or any of the other service providers have proposed since the last audit or are proposing in connection with the upcoming audit or audits; (5) to meet with the Funds' independent auditors at the completion of the annual or any special audits to review and discuss: (a) the auditors' findings, proposed adjustments, and recommendations with respect to financial statement presentation and footnote disclosure in the underlying financial statements and their presentation to the public in the Annual Report and Form N-SAR; (b) any disagreements regarding potential adjustments to the financial statements or other reports; (c) any concerns regarding the adequacy or accuracy of footnote disclosures; (d) the form of opinion the auditors propose to issue with respect to the Annual Report and Form N-SAR; (e) any concerns regarding the internal controls of the advisor or any service provider with respect to any of the Funds; (6) to investigate any reports from Trust officers or employees or service providers to the Funds regarding significant deficiencies in internal controls that could adversely affect the Funds' ability to record, process, summarize or report financial data, or any fraud, whether material or not, that involves the adviser, BISYS Fund Services Ohio, Inc., any other service provider or employees who play a role in the Funds' internal controls; (7) to consider the effect upon the Funds of any accounting principle or practices proposed by the adviser, BISYS Fund Services Ohio, Inc., or the auditors; (8) to review and approve the fees proposed or charged by the auditors for audit and non-audit services; (9) to investigate any improprieties or suspected improprieties in Fund financial and accounting operations that come to the Audit Committee's attention; (10) to pre-approve, or delegate the authority to pre-approve, audit and permissible non-audit services as described in the charter; (11) to report on its activities to the Board of Trustees on a regular basis and to make recommendations regarding the above matters and such other matters as the Audit Committee finds necessary or appropriate; and (12) to establish and periodically review procedures for the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters. For the fiscal year ending September 30, 2005, the Audit Committee met four times.


The Trust has a Nominating Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The

SHAREHOLDER INFORMATION
-----------------------


Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by to the full Board. For non-Independent Trustees, the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. For the fiscal year ending September 30, 2005, the Nominating Committee met two times.

The Trust has a Corporate Governance Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. The Board of Trustees has developed a set of Principles of Corporate Governance to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. For the fiscal year ending September 30, 2005, the Corporate Governance Committee met four times.


The Trust has a Valuation, Portfolio Management and Performance Committee currently comprised of Messrs. Bell, Preus, MacDonald and Seward. As set forth in its charter, the primary duties of the Trust's Valuation Committee are: (1) to review the actions of the Trust's Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust's Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds' portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds' performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to investigate matters brought to its attention within the scope of its duties; (6) to assure that all its actions are recorded in minutes of its meetings and maintained with the Fund's records; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ending September 30, 2005, the Valuation Committee met four times.


As of December 31, 2005, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds, except as indicated below:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % OF CLASS OWNED
                       FUND                                        CLASS                                OF GROUP
-------------------------------------------------------------------------------------------------------------------------------
              Large Cap Growth Fund                                  I                                       2.72%

                    Value Fund                                       A                                       2.01%

                 Enterprise Fund                                     C                                       1.43%

            Enterprise Small Cap Fund                                A                                       1.51%

               Microcap Value Fund                                   C                                       2.18%

              Government Income Fund                                 S*                                     88.08%
-------------------------------------------------------------------------------------------------------------------------------

*Class S of the Government Income Fund was opened on April 16, 2004 and currently has less than 25 shareholders.

SHAREHOLDER INFORMATION
-----------------------


The table below shows the value of each Trustee's holdings in the Tamarack Funds as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                             AGGREGATE DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES IN ALL
                                                                                               REGISTERED INVESTMENT
                                                                                               COMPANIES OVERSEEN BY
                                                     DOLLAR RANGE OF EQUITY                     TRUSTEE IN FAMILY OF
                                                    SECURITIES IN THE FUNDS                     INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------

-------------------------------------------------------------------------------------------------------------------------------
T. GERON BELL                                                                                    $10,001 to $50,000
Tamarack Prime Money Market Fund                         $1 to $10,000
Tamarack Mid Cap Growth Fund                           $10,001 to $50,000

-------------------------------------------------------------------------------------------------------------------------------
LUCY HANCOCK BODE                                                                                $10,001 to $50,000
Tamarack Microcap Value Fund                           $10,001 to $50,000

-------------------------------------------------------------------------------------------------------------------------------
LESLIE H. GARNER JR.                                                                               Over $100,000
Tamarack Large Cap Growth Fund                        $50,001 to $100,000
Tamarack Mid Cap Growth Fund                           $10,001 to $50,000
Tamarack Small Cap Growth Fund                         $10,001 to $50,000

-------------------------------------------------------------------------------------------------------------------------------
RONALD JAMES                                                                                     $10,001 to $50,000
Tamarack Enterprise Fund                               $10,001 to $50,000

-------------------------------------------------------------------------------------------------------------------------------
JOHN A. MACDONALD                                                                                $10,001 to $50,000
Tamarack Mid Cap Growth Fund                           $10,001 to $50,000

-------------------------------------------------------------------------------------------------------------------------------
H. DAVID RYBOLT                                                                                    Over $100,000
Tamarack Large Cap Growth Fund                           $1 to $10,000
Tamarack Mid Cap Growth Fund Fund                        $1 to $10,000
Tamarack Value Fund                                    $10,001 to $50,000
Tamarack Enterprise Fund                              $50,001 to $100,000
Tamarack Microcap Value Fund                           $10,001 to $50,000
Tamarack Quality Fixed Income Fund                    $50,001 to $100,000

-------------------------------------------------------------------------------------------------------------------------------
JAMES R. SEWARD                                                                                    Over $100,000
Tamarack Large Cap Growth Fund                         $10,001 to $50,000
Tamarack Mid Cap Growth Fund                           $10,001 to $50,000
Tamarack Small Cap Growth Fund                         $10,001 to $50,000
Tamarack Value Fund                                    $10,001 to $50,000
Tamarack Enterprise Fund                               $10,001 to $50,000
Tamarack Enterprise Small Cap Fund                     $10,001 to $50,000
Tamarack Microcap Value Fund                           $10,001 to $50,000

-------------------------------------------------------------------------------------------------------------------------------
WILLIAM B. TAYLOR                                                                                $10,001 to $50,000
Tamarack Enterprise Fund                               $10,001 to $50,000
Tamarack Microcap Value Fund                           $10,001 to $50,000

INTERESTED TRUSTEE
------------------

-------------------------------------------------------------------------------------------------------------------------------
MIKE LEE                                                                                         $10,001 to $50,000
Tamarack Prime Money Market Fund                         $1 to $10,000
Tamarack Mid Cap Growth Fund                           $10,001 to $50,000
-------------------------------------------------------------------------------------------------------------------------------


Trustees of the Trust who are not directors, officers or employees of the Advisor, Administrator or Sub-Administrator receive from the Trust an annual retainer of $20,000 (plus $2,500 for a Trustee serving as Chair of a Board committee), a quarterly meeting fee of $4,000 for each in-person Board of Trustees meeting attended, a meeting fee of $1,000 for each telephonic meeting attended, and a $500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Advisor, Administrator or Sub-Administrator do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Trust's fiscal year ended September 30, 2005.

SHAREHOLDER INFORMATION
-----------------------



                                                           PENSION OR
                                                           RETIREMENT
                                   AGGREGATE            BENEFITS ACCRUED         ESTIMATED ANNUAL        TOTAL COMPENSATION
                               COMPENSATION FROM         AS PART OF FUND           BENEFITS UPON          FOR FUND COMPLEX
                                     FUNDS                  EXPENSES                RETIREMENT             PAID TO TRUSTEE
                               -----------------        ----------------         ----------------        ------------------

INDEPENDENT TRUSTEES
--------------------

T. Geron Bell                       40,000                    None                     None                    $40,000
Lucy Hancock Bode                   40,500                    None                     None                     40,500
Leslie H. Garner, Jr.               40,000                    None                     None                     40,000
Ronald James                        40,500                    None                     None                     40,500
John A. MacDonald                   39,000                    None                     None                     39,000
H. David Rybolt                     42,500                    None                     None                     42,500
James R. Seward                     42,500                    None                     None                     42,500
William B. Taylor                   20,125                    None                     None                     20,125
Jay H. Wein*                        39,000                    None                     None                     39,000

INTERESTED TRUSTEE
------------------

Michael T. Lee**                     None                     None                     None                     None
Erik R. Preus**                      None                     None                     None                     None

__________
*    Effective December 1, 2005,,Mr. Wein retired from the Board of Trustees.
**   Effective March 8, 2006, Mr. Lee resigned from the Board of Trustees and Mr. Preus was appointed to the Board.



PRINCIPAL SHAREHOLDERS

As of December 31, 2005, the following individuals owned 5% or more of the indicated class of shares of each Fund:


                         TAMARACK LARGE CAP GROWTH FUND


                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS A
   BISYS RETIREMENT SERVICES FBO                                                         39,640.40                 6.99%
   BAILEY S JEWELRY INC 401 K P S P
   700 17TH ST STE 300
   DENVER CO 80202-3531

   BISYS RETIREMENT SERVICES FBO                                                         38,592.68                 6.80%
   STURDY CORPORATION 401 K RETIREMENT
   700 17TH ST STE 300
   DENVER CO 80202-3531

   FIRST CLEARING CORPORATION                                                            36,459.75                 6.99%
   LEONARD TURNAGE
   PO BOX 882
   WILSON NC 27894-0882

CLASS C
   RBC DAIN RAUSCHER CUSTODIAN                                                            1,910.22                80.57%
   JAMES PAUSE
   INDIVIDUAL RETIREMENT ACCOUNT
   17290 33RD AVE N
   PLYMOUTH MN 55447-1257

SHAREHOLDER INFORMATION
-----------------------



                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   TAMARACK DISTRIBUTORS INC                                                                316.15                13.34%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN  55402-4400

   RBC DAIN RAUSCHER INC FBO                                                                141.91                 5.99%
   WENDY KAPLAN CUST
   CHLOE HAACK
   IL UNF TRANSFER TO MINORS ACT
   1112 HINMAN AVENUE
   EVANSTON IL 60202-1311

CLASS I
   CALHOUN CO                                                                            28,877.27                15.85%
   C/O COMERICA BANK
   PO BOX 75000
   DETROIT MI 48275-0001

   RBC DAIN RAUSCHER FBO                                                                 21,544.73                11.82%
   NANCY W ESTES
   PO BOX 369
   ZEBULON NC 27597-0369

   DAIN RAUSCHER INC FBO                                                                 13,977.72                 7.67%
   STEVEN A RUSNAK
   DEBORAH R FISHMAN RUSNAK
   JT TEN WROS
   4500 GROVE ST
   SKOKIE IL 60076-1800

CLASS R
   BISYS RETIREMENT SERVICES FBO                                                            599.11                65.26%
   SANFORD PEDIATRICS 401 K PLAN
   700 17TH ST STE 300
   DENVER CO 80202-3531

   TAMARACK DISTRIBUTORS INC                                                                316.33                34.46%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

CLASS S



                          TAMARACK MID CAP GROWTH FUND


                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS A
   ATTN DEB KERMEEN - P08                                                             1,228,194.91                32.59%
   RBC DAIN RAUSCHER INC FBO
   RBC DAIN RAUSCHER INC
   WEALTH ACCUMULATION PLAN
   60 SOUTH SIXTH STREET
   MINNEAPOLIS MN 55402-4400

SHAREHOLDER INFORMATION
-----------------------



                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS C
   PERSHING LLC                                                                          14,158.56                43.87%
   PO BOX 2052
   JERSEY CITY NJ 07303-2052

   PERSHING LLC                                                                           8,305.64                25.74%
   PO BOX 2052
   JERSEY CITY NJ 07303-2052

   PERSHING LLC                                                                           4,437.40                13.75%
   PO BOX 2052
   DETROIT MI 48275-0001
   JERSEY CITY NJ 07303-2052

   PERSHING LLC                                                                           2,364.14                 7.33%
   PO BOX 2052
   JERSEY CITY NJ 07303-2052

CLASS I
   NFS LLC FEBO                                                                       3,634,530.12                68.53%
   FIIOC AS AGENT FOR
   QUALIFIED EMPLOYEE BENEFIT
    PLANS (401K) FINOPS-IC FUNDS
   100 MAGELLAN WAY KW1C
   COVINGTON KY 41015-1987

   CHARLES SCHWAB & CO INC                                                              377,915.00                 7.13%
   SPECIAL CUSTODY ACCOUNT
   FBO OF OUR CUSTOMERS
   ATTN MUTUAL FUNDS
   101 MONTGOMERY STREET
   SAN FRANCISCO CA 94104-4122

   STATE STREET BANK TTEE                                                               369,555.35                 6.97%
   KAYDON CORPORATION RETIREMENT &
   PENSION PLAN MASTER TRUST
   200 NEWPORT AVE JQB N7
   NORTH QUINCY MA 02171-2102

CLASS R
   BISYS RETIREMENT SERVICES FBO                                                            544.24                65.94%
   SANFORD PEDIATRICS 401 K PLAN
   700 17TH ST STE 300
   DENVER CO 80202-3531

   TAMARACK DISTRIBUTORS INC                                                                279.07                33.81%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

CLASS S
   STATE STREET BANK & TRUST CUST                                                        54,511.11                44.41%
   IRA R/O KANTI L HAVALDAR
   1247 PARKDALE RD
   MARYVILLE MO 64468-2725

SHAREHOLDER INFORMATION
-----------------------



                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   STATE STREET BANK & TRUST CUST                                                        10,452.12                 8.52%
   KATHERINE Z ADAMS IRA
   4141 PALMETTO DRIVE

   STATE STREET BANK & TRUST CUST                                                         9,754.72                 7.95%
   GEORGE N FRECKER MD IRA R/O
   1245 MURCHISON DR
   MILLBRAE CA 94030-2936

   STATE STREET BANK & TRUST CUST                                                         6,221.18                 5.07%
   PAUL ADRIAN CHIAVACCI IRA
   11 AVALON DR APT 2
   MARLBOROUGH MA 01752-3574



                         TAMARACK SMALL CAP GROWTH FUND


                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS A
   BISYS RETIREMENT SERVICES FBO                                                         52,648.35                 7.33%
   LONG BEVERAGE INC 401 K PLAN
   700 17TH ST STE 300
   DENVER CO 80202-3531

CLASS C
   RBC DAIN RAUSCHER CUSTODIAN                                                              848.89                16.33%
   PAUL S INGERSOLL
   INDIVIDUAL RETIREMENT ACCOUNT
   1622 DARBY PL
   RICHLAND WA 99352-9604

   RBC DAIN RAUSCHER CUSTODIAN                                                              427.78                 8.23%
   CRAIG WELLS
   INDIVIDUAL RETIREMENT ACCOUNT
   840 STELLA ROAD
   LONGVIEW WA 98632-9661

   RBC DAIN RAUSCHER CUSTODIAN                                                              415.26                 7.99%
   JAMES C DAULLEY
   INDIVIDUAL RETIREMENT ACCOUNT
   2025 NARROWS VIEW CIRCLE NW
   GIG HARBOR WA  98335-6807

   STATE STREET BANK & TRUST CUST                                                           412.04                 7.92%
   ROTH IRA RICHARD W SAMS
   1465 LAUREL ST
   BARTOW FL 33830-5129

   TAMARACK DISTRIBUTORS INC                                                                379.38                 7.26%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

SHAREHOLDER INFORMATION
-----------------------



                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   RBC DAIN RAUSCHER INC FBO                                                              377.6440                 7.30%
   BUD MATTHEWS SERVICE INC
   205 SEVERIN STREET
   CHAPEL HILL NC 27516-1511

   RBC DAIN RAUSCHER CUSTODIAN                                                              286.07                 5.50%
   RITA K HARBAUGH
   ROTH IRA
   15602 67TH AVE CT NW
   GIG HARBOR WA 98332-8632

   RBC DAIN RAUSCHER CUSTODIAN                                                              282.63                 5.44%
   LYNELLE A KENNEDY
   INDIVIDUAL RETIREMENT ACCOUNT
   2722 GARFIELD ST NE
   MINNEAPOLIS MN 55418-3018

   KEVIN L SMITH                                                                            262.95                 5.06%
   1585 YORKSHIRE LN
   ROCKY MOUNT NC 27803-8949

   RBC DAIN RAUSCHER CUSTODIAN                                                              260.63                 5.01%
   JUDITH A GREGOR
   INDIVIDUAL RETIREMENT ACCOUNT
   14241 143RD AVE SE
   RENTON WA 98059-5548

CLASS I
   GENE H PRICE TTEE                                                                     71,719.40                20.14%
   CARPENTER FUNDS ADMINISTRATION
   OFFICE OF NORTHEN CALIFORNIA, INC.
   265 HEGENBERGER RD STE 100
   OAKLAND CA 94621-1480

   C/O STATE STREET                                                                      39,645.52                11.13%
   CYR & CO
   FBO JAMES HAMILTON
   PO BOX 5496
   BOSTON MA 02206-5496

   J RICHARD FUTRELL JR                                                                  19,523.93                 5.48%
   400 SANDFIDDLER CT
   MOREHEAD CITY NC 28557-2530

   PATTERSON & CO                                                                        17,948.72                 5.04%
   1525 WEST W T HARRIS BLVD
   CHARLOTTE NC 28288-0001

CLASS R
   BISYS RETIREMENT SERVICES FBO                                                          1,560.82                48.09%
   SANFORD PEDIATRICS 401 K PLAN
   700 17TH ST STE 300
   DENVER CO 80202-3531

SHAREHOLDER INFORMATION
-----------------------



                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   WELLS FARGO INVESTMENTS LLC                                                            1,070.71                32.99%
   625 MARQUETTE AVE S 13TH FLOOR
   MINNEAPOLIS MN 55402-2308

   TAMARACK DISTRIBUTORS INC                                                                378.13                11.65%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

   E TRADE CLEARING LLC                                                                     234.41                 7.22%
   IRA CUSTODIAN
   PO BOX 989030
   W SACRAMENTO CA 95798-9030

CLASS S
   STATE STREET BANK & TRUST CUST                                                         2,667.99                12.66%
   ROTH CONVERTED IRA
   MARSHALL E GRANT
   14080 HIGHWAY F
   ROTHVILLE MO  64676-8127

   STATE STREET BANK & TRUST CUST                                                         2,634.51                12.50%
   ROTH CONTRIB IRA
   KARMEN R REID
   85 RIVER CT NE
   ROCHESTER MN 55906-2826

   STATE STREET BANK & TRUST CUST                                                         1,757.18                 8.34%
   BRENDA BOWEN PRICE IRA
   112 CAPTAINS LN
   SNEADS FERRY NC 28460-9662

   STATE STREET BANK & TRUST CUST                                                         1,619.91                 7.68%
   LARRY L OXLEY IRA
   2529 EASTERN AVE APT 24
   SACRAMENTO CA 95821-6660

   MARSHALL E GRANT                                                                       1,587.94                 7.53%
   14080 HIGHWAY F
   ROTHVILLE MO 64676-8127

   STATE STREET BANK & TRUST CUST IRA                                                     1,251.70                 5.94%
   BEVERLY MORGAN-SANDOZ
   1 S ORANGE GROVE BLVD APT 7
   PASADENA CA 91105-1783

   MARGARET SEARS MC INNIS                                                                1,089.00                 5.17%
   712 COLLEGEWOOD ST
   YPSILANTI MI 48197-2133

SHAREHOLDER INFORMATION
-----------------------


                            TAMARACK ENTERPRISE FUND


                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS A

CLASS C
   LPL FINANCIAL SERVICES                                                                 2,441.91                 6.28%
   9785 TOWNE CENTRE DR
   SAN DIEGO CA 92121-1968

   LPL FINANCIAL SERVICES                                                                 2,180.73                 5.61%
   9785 TOWNE CENTRE DR
   SAN DIEGO CA 92121-1968

CLASS I
   NFS LLC FEBO                                                                       1,251,396.39                99.97%
   FIIOC AS AGENT FOR
   QUALIFIED EMPLOYEE BENEFIT PLANS
   (401K) FINOPS-IC FUNDS
   100 MAGELLAN WAY KW1C
   COVINGTON KY 41015-1987

CLASS R
   NFS LLC FEBO                                                                           1,933.58                84.13%
   PRUDENTIAL BANK & TRUST FSB
   IRA ROLLOVER
   FBO THEODORE E WORCESTER
   3905 WAKEFIELD DR
   COLORADO SPGS CO 80906-4322

   E*TRADE CLEARING LLC                                                                     204.23                 8.89%
   IRA CUSTODIAN
   PO BOX 989030
   WEST SACRAMENTO CA 95798-9030

   TAMARACK DISTRIBUTORS INC                                                                159.51                 6.94%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

CLASS S
   NATL FINANCIAL SVCS CORP FOR                                                       1,864,968.26                13.81%
   EXCLUSIVE BENEFIT OF CUSTOMERS
   P O BOX 3908
   CHURCH STREET STATION
   NEW YORK NY 10008-3908

   CHARLES SCHWAB & CO                                                                1,599,938.43                11.85%
   ATTN MUTUAL FUNDS
   101 MONTGOMERY STREET
   SAN FRANCISCO CA 94104-4122

SHAREHOLDER INFORMATION
-----------------------



                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   QUINCY MUTUAL FIRE INS CO                                                          1,438,869.76                10.66%
   ATTN: DOUGLAS BRIGGS
   57 WASHINGTON ST
   QUINCY MA  02169-5343



                       TAMARACK ENTERPRISE SMALL CAP FUND


                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS C
   LPL FINANCIAL SERVICES                                                                 4,370.17                19.52%
   9785 TOWNE CENTRE DR
   SAN DIEGO CA 92121-1968

   LPL FINANCIAL SERVICES                                                                 2,413.15                10.78%
   9785 TOWNE CENTRE DR
   SAN DIEGO CA 92121-1968

CLASS R
   E*TRADE CLEARING LLC                                                                     358.93                56.78%
   IRA CUSTODIAN
   PO BOX 989030
   WEST SACRAMENTO CA 95798-9030

   E*TRADE CLEARING LLC                                                                     144.75                22.90%
   IRA CUSTODIAN
   PO BOX 989030
    WEST SACRAMENTO CA 95798-9030

   TAMARACK DISTRIBUTORS INC                                                                127.72                20.20%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

CLASS S
   CHARLES SCHWAB & CO INC                                                              361,465.31                15.57%
   REINVEST ACCOUNT
   ATTN: MUTUAL FUND DEPARTMENT
   101 MONTGOMERY STREET
   SAN FRANCISCO CA 94104-4122

   DONALD A PELS                                                                        298,287.25                12.85%
   63 EAST 79TH STREET
   NEW YORK NY 10021-0228

   NATIONAL FINANCIAL SERVICES                                                          154,666.79                 6.66%
   CORP FOR EXCLUSIVE BENEFIT
   OF CUSTOMERS
   P O BOX 3908
   CHURCH STREET STATION
   NEW YORK NY 10008-3908

SHAREHOLDER INFORMATION
-----------------------


                               TAMARACK VALUE FUND


                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS A

CLASS C
   RBC DAIN RAUSCHER CUSTODIAN                                                              254.55                34.86%
   KIMBERLY S SCHNEIDER
   INDIVIDUAL RETIREMENT ACCOUNT
   5944 10TH AVENUE SOUTH
   MINNEAPOLIS MN 55417-3136

   BEAR STEARNS SECURITIES CORP FBO                                                         159.78                21.88%
   1 METROTECH CENTER NORTH
   BROOKLYN NY 11201-3870

   BEAR STEARNS SECURITIES CORP FBO                                                         159.42                21.83%
   1 METROTECH CENTER NORTH
   BROOKLYN NY 11201-3870

   TAMARACK DISTRIBUTORS INC                                                                 95.60                13.09%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

   RBC DAIN RAUSCHER CUST IRA                                                                60.39                 8.27%
   MICHAEL C KEMPER BENEFICIARY
   11167 SUMTER AVENUE SOUTH
   BLOOMINGTON MN 55438-2801

CLASS R
   TAMARACK DISTRIBUTORS INC                                                                 95.79                99.41%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

CLASS S
   CHARLES SCHWAB & CO INC                                                            1,906,028.10                20.90%
   ATTN: MUTUAL FUND DEPARTMENT
   101 MONTGOMERY STREET
   SAN FRANCISCO CA 94104-4122

   NATL FINANCIAL SVCS CORP FOR                                                         749,643.15                 8.22%
   EXCLUSIVE BENEFIT OF CUSTOMERS
   P O BOX 3908
   CHURCH STREET STATION
   NEW YORK NY 10008-3908

SHAREHOLDER INFORMATION
-----------------------



                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   CITIGROUP GLOBAL MARKETS INC                                                         602,426.96                 6.61%
   BOOK ENTRY ACCOUNT
   ATTN MATT MAESTRI
   333 W 34TH ST
   7TH FLOOR MUTUAL FUNDS DEPT
   NEW YORK NY 10001-2402



                          TAMARACK MICROCAP VALUE FUND


                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS A

CLASS C
   NFS LLC FEBO                                                                           3,214.92                10.88%
   ROGER A MOSER
   1707 APPLEWOOD RD
   BATON ROUGE LA 70808-5912

   NFS LLC FEBO                                                                           3,140.61                10.63%
   LAMY J CHOPIN TTEE
   LAURA K CHOPIN
   U/A 8/26/97
   PO BOX 1481
   DENHAM SPGS LA 70727-1481

   NFS LLC FEBO                                                                           1,884.36                 6.38%
   NFS/FMTC ROLLOVER IRA
   FBO STEPHEN M CHATELAIN
   15 GERMAY CT
   LITTLE ROCK AR 72223-5520

CLASS R
   RELIANCE TRUST CO CUSTODIAN                                                            4,940.50                91.65%
   FBO KUMHO TECHNICAL CENTER
   PO BOX 48529
   ATLANTA GA 30362-1529

CLASS S
   CHARLES SCHWAB & CO INC                                                            5,069,279.37                44.99%
   ATTN: MUTUAL FUND DEPARTMENT
   101 MONTGOMERY STREET
   SAN FRANCISCO CA 94104-4122

   NATL FINANCIAL SVCS CORP FOR                                                       1,724,695.27                15.31%
   EXCLUSIVE BENEFIT OF CUSTOMERS
   P O BOX 3908
   CHURCH STREET STATION
   NEW YORK NY 10008-3908

SHAREHOLDER INFORMATION
-----------------------


                       TAMARACK QUALITY FIXED INCOME FUND


                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS A
   BISYS RETIREMENT SERVICES FBO                                                         54,844.15                50.97%
   FRONTIER SPINNING MILLS 401 K PLAN
   700 17TH ST STE 300
   DENVER CO 80202-3531

   COMERICA BANK                                                                          8,549.78                 7.95%
   FBO ENGLISH JR EDWIN REV TR FAS
   P O BOX 75000 MC3446 DETROIT MI
   DETROIT MI 48275-0001

   MCB TRUST SERVICES AS AGENT FOR                                                        8,079.78                 7.51%
   FRONTIER TRUST CO AS TRUSTEE
   ALBEMARLE HOMEBUILDERS INC P/S PL
   700 17TH ST STE 300
   DENVER, CO 80202-3531

   BISYS RETIREMENT SERVICES FBO                                                          6,943.10                 6.45%
   SOUTHERN ASSISTED LIVING P S 401K P
   700 17TH ST STE 300
   DENVER CO 80202-3531

CLASS C
   TAMARACK DISTRIBUTORS INC                                                                353.48                99.28%
   ATTN CRAIG
   WASYLKIWDAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

CLASS I
   CALHOUN & CO                                                                          56,786.52                35.47%
   C/O COMERICA BANK
   PO BOX 75000
   DETROIT MI 48275-0001

   RBC DAIN RAUSCHER FBO                                                                 16,998.72                10.62%
   ROBERT D RHEW TRUSTEE
   CHILDREN S TRUST UNDER THE
   WILL OF SUSAN DAVENPORT
   1806 HIDEAWAY LANE
   DURHAM NC 27712-2636

   PERSHING LLC                                                                          14,332.28                 8.95%
   PO BOX 2052
   JERSEY CITY NJ 07303-2052

   RBC DAIN RAUSCHER FBO                                                                 10,942.34                 6.84%
   DAVENPORT INVESTMENT
   PO BOX 4323
   ROCKY MOUNT NC 27803-0323

SHAREHOLDER INFORMATION
-----------------------



                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   NFS LLC FEBO                                                                          10,771.21                 6.73%
   EVELYN B WEIBEL TTEE
   EVELYN B WEIBEL TRUST
   2 ARBOR LN APT 111
   EVANSTON IL 60201-1969

   RBC DAIN RAUSCHER FBO                                                                  9,021.91                 5.64%
   ST PAUL S EPISCOPAL CHURCH
   ATTN TREASURER
   215 ANN STREET
   BEAUFORT NC 28516-2103

   PERSHING LLC                                                                           8,409.45                 5.25%
   PO BOX 2052
   JERSEY CITY NJ 07303-2052

CLASS R
   BISYS RETIREMENT SERVICES FBO                                                            369.29                50.74%
   SANFORD PEDIATRICS 401 K PLAN
   700 17TH ST STE 300
   DENVER CO 80202-3531

   TAMARACK DISTRIBUTORS INC                                                                356.00                48.91%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

CLASS S
   CHARLES SCHWAB & CO INC                                                              705,098.30                 9.60%
   REINVESTMENT ACCOUNT
   ATTN: MUTUAL FUNDS DEPARTMENT
   101 MONTGOMERY STREET
   SAN FRANCISCO CA 94104-4122



                         TAMARACK GOVERNMENT INCOME FUND


                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS A
   BISYS RETIREMENT SERVICES FBO                                                         38,334.64                10.41%
   STURDY CORPORATION 401 K RETIREMEN
   700 17TH ST STE 300
   DENVER CO 80202-3531

   BISYS RETIREMENT SERVICES FBO                                                         36,953.82                10.04%
   BAILEY S JEWELRY INC 401 K P S P
   700 17TH ST STE 300
   DENVER CO 80202-3531

   BISYS RETIREMENT SERVICES FBO                                                         26,110.40                 7.09%
   WALKER-ROSS PRINTING CO INC 401
   700 17TH ST STE 300
   DENVER CO 80202-3531

SHAREHOLDER INFORMATION
-----------------------



                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   BISYS RETIREMENT SERVICES FBO                                                         18,735.17                 5.09%
   LONG BEVERAGE INC 401 K PLAN
   700 17TH ST STE 300
   DENVER CO 80202-3531

CLASS S
   STATE STREET BANK & TRUST CUST                                                         9,957.67                70.43%
   MARTIN A CRAMER IRA R/O
   13885 S BROUGHAM DR
   OLATHE KS 66062-1927

   STATE STREET BANK & TRUST CUST                                                         2,453.56                17.35%
   MARTIN A CRAMER IRA
   13885 S BROUGHAM DR
   OLATHE KS 66062-1927

   STATE STREET BANK & TRUST CUST IRA                                                     1,233.22                 8.72%
   BEVERLY MORGAN-SANDOZ
   1 S ORANGE GROVE BLVD APT 7
   PASADENA CA 91105-1783

CLASS C
   TAMARACK DISTRIBUTORS INC                                                                325.33                99.27%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400

CLASS I
   PERSHING LLC                                                                          11,465.04                 5.70%
   P O BOX 2052
   JERSEY CITY NJ 07303-2052

CLASS R
   BISYS RETIREMENT SERVICES FBO                                                            490.04                59.75%
   SANFORD PEDIATRICS 401 K PLAN
   700 17TH ST STE 300
   DENVER CO 80202-3531

   TAMARACK DISTRIBUTORS INC                                                                327.66                39.95%
   ATTN CRAIG WASYLKIW
   DAIN RAUSCHER PLAZA 8TH FLOOR
   60 S 6TH ST
   MINNEAPOLIS MN 55402-4400



                          TAMARACK TAX-FREE INCOME FUND


                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
CLASS A
   PERSHING LLC                                                                          10,171.41                55.94%
   P O BOX 2052
   JERSEY CITY NJ 07303-2052

SHAREHOLDER INFORMATION
-----------------------



                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   PERSHING LLC                                                                           5,028.23                27.65%
   P O BOX 2052
   JERSEY CITY NJ 07303-2052

   RBC DAIN RAUSCHER FBO                                                                  2,597.35                14.28%
   ERMA PARTOZES
   JERRY L PARTOZES
   JT TEN WROS
   P O BOX 26616
   RALEIGH NC 27611-6616

CLASS S
   CHARLES SCHWAB & CO                                                                  231,803.48                 8.76%
   REINVEST ACCOUNT
   ATTN: MUTUAL FUND DEPT
   101 MONTGOMERY STREET
   SAN FRANCISCO CA 94104-4122

CLASS R
    TAMARACK DISTRIBUTORS INC                                                               381.17                99.29%
    ATTN CRAIG WASYLKIW
    DAIN RAUSCHER PLAZA 8TH FLOOR
    60 S 6TH ST
    MINNEAPOLIS MN 55402-4400



                TAMARACK INSTITUTIONAL TAX-FREE MONEY MARKET FUND

                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   DIANE ROSENBERG, RICHARD ROSENBERG &                                              23,005,430.60                 5.36%
       SUSAN ROSENBERG Co - TTEES
   RDS TRUST UA DTD
   P.O BOX 590158
   NEWTON CENTRE, MA 02459

                 TAMARACK INSTITUTIONAL PRIME MONEY MARKET FUND

                                                                                          SHARES               PERCENTAGE
                                                                                           OWNED                  OWNED
                                                                                         ---------             ----------
   ST. DAVID'S HEALTH CARE SYS INC.                                                  54,107,124.52                 6.04%
   VOYAGEUR CASH ACCOUNT
   811 BARTON SPRINGS ROAD, SUITE 600
   AUSTIN, TX 78704

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a Fund it controls without the consent or approval of other shareholders.

INVESTMENT ADVISOR


Voyageur Asset Management Inc. (the "Advisor" or "Voyageur"), 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, serves as investment advisor to the Funds pursuant to Investment Advisory Agreements dated as of April 16, 2004. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"). RBC is one of North America's leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and

SHAREHOLDER INFORMATION
-----------------------



transaction processing services on a global basis. The company employees approximately 70,000 people who serve more than 14 million personal, business and public sector clients through offices in North America and some 30 countries around the world.

As of December 31, 2005, Voyageur's investment team managed approximately $27.0 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private non-profits, foundations, endowments and healthcare organizations. For its services to the Funds, the Advisor receives from each Fund a fee at an annual rate based on each Fund's average daily net assets. The rates for each Fund are as follows:


                                                                              FEE RATE AS A PERCENTAGE OF
             FUND                                                               AVERAGE DAILY NET ASSETS
             ----                                                               ------------------------
Tamarack Large Cap Growth Fund                          0.70%

Tamarack Mid Cap Growth Fund                            0.70%

Tamarack Small Cap Growth Fund                          0.70%

Tamarack Enterprise Fund                                1.40%   of the average total net assets of the Fund that do not
                                                                exceed $30 million, and
                                                        0.90%   of the average total net assets of the Fund that exceed
                                                                $30 million
Tamarack Enterprise Small Cap Fund                      1.40%   of the average total net assets of the Fund that do not
                                                                exceed $30 million, and
                                                        0.90%   of the average total net assets of the Fund that exceed
                                                                $30 million

Tamarack Value Fund                                     0.85%

Tamarack Microcap Value Fund                            0.90%

Tamarack Government Income Fund                         0.30%

Tamarack Quality Fixed Income Fund                      0.60%

Tamarack Tax-Free Income Fund                           0.85%

Tamarack Prime Money Market Fund                        0.55%   of average daily net assets up to $700 million,
                                                        0.50%   of the next $500 million of average daily net assets,
                                                        0.45%   of the next $800 million of average daily net assets, and
                                                        0.40%   of average daily net assets in excess of $2 billion

Tamarack U.S. Government Money Market Fund              0.50%   of average daily net assets up to $100 million,
                                                        0.40%   of the next $200 million of average daily net assets, and
                                                        0.35%   of average net assets in excess of $300 million

Tamarack Tax-Free Money Market Fund                     0.50%

Tamarack Institutional Prime Money Market Fund          0.25%

Tamarack Institutional Tax-Free Money Market Fund       0.25%


PRIOR ADVISORS. Prior to December 31, 2002, Glenwood Capital Management, Inc. ("GCM"), an affiliate of RBC Centura Bank, served as investment advisor to the predecessor funds to Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund. Prior to December 31, 2003, Jones & Babson, Inc.,

SHAREHOLDER INFORMATION
-----------------------


an affiliate of Voyageur, served as investment advisor to the predecessor funds to Enterprise Fund, Enterprise Small Cap Fund, Value Fund, Microcap Value Fund, and Tax-Free Income Fund.

Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Voyageur, the investment advisory services of the Advisor to the Funds are not exclusive. The Advisor is free to, and does, render investment advisory services to others.

Each Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons of any such parties, at a meeting called for the purpose of voting on the Investment Advisory Agreements, held on March 11, 2004, and by the Funds' sole initial shareholder on April 16, 2004. The Investment Advisory Agreement for each Fund will remain in effect for one year and will continue thereafter for each Fund only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Each Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days written notice to the Advisor, or by the Advisor on 60 days written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The advisory fee for each of Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund, Government Income Fund, Quality Income Fund, and Tax-Free Income Fund is subject to reduction pursuant to an Expense Limitation Agreement to maintain each Fund's net annual operating expense for Class S at 1.00%, 1.10%, 1.43%, 1.08%, 1.30%, 1.07%, 1.03%, 0.85%, 0.68%, 0.74% respectively. The
Advisor has also agreed to limit, pursuant to an Expense Limitation Agreement, the net annual operating expense of the Prime Money Market Fund, US Government Money Market Fund, and the Tax-Free Money Market Fund to 0.80%, 0.78%, 0.70% respectively. These expense limitation agreements are effective, at least, through January 31, 2007.

For the fiscal year ended September 30, 2005, the Advisor earned the following advisory fees: $1,222,143, $780,154, $99,878, $3,485,187, $830,083, $2,109,371,
$3,296,559, $38,723, $533,970, $218,829, $34,514,792, $3,344,054, $4,646,252,
$1,799,866 and $909,330 from Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund, Government Income Fund, Quality Fixed Income Fund, Tax-Free Income Fund, Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund, respectively.

For the fiscal year ended September 30, 2005, the Advisor waived the following advisory fees: $593,150, $206,484, $122,622, $1,043,678, $249,189, $362,958,
$951,678, $153,029, $562,424, $210,260, $13,300,037, $287,890, $1,577,102, $0
and $0 from Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund, Government Income Fund, Quality Fixed Income Fund, Tax-Free Income Fund, Prime Money market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund, respectively.

For the five month period ended September 30, 2004, the Advisor earned the following advisory fees: $633,963, $381,557, $59,501, $28,221 and $296,876 from
Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the five month period ended September 30, 2004, the Advisor waived the following advisory fees: $255,214, $32,080, $63,977, $58,690, and $219,487 from
Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the twelve month period ended April 30, 2004, the Advisor earned the following advisory fees: $405,878, $1,105,965, $154, 577, $78,642 and $277,687 from Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

SHAREHOLDER INFORMATION
-----------------------


For the twelve month period ended April 30, 2004, the Advisor waived the following advisory fees: $5,873, $14,066, $0, $7,464 and $8,407 from Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the fiscal year ended April 30, 2003, the Advisor and GCM earned the following advisory fees: $383,705, $1,087,728, $166,499, $97,719 and $325,048 from the predecessor funds to Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively. For the fiscal year ended April 30, 2003, the Advisor did not waive advisory fees for the predecessor funds to Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the three month period ended September 30, 2004, the Advisor earned the following advisory fees: $811,149, $205,217, $493,982, $806,015, and $60,094 from Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund, respectively.

For the three month period ended September 30, 2004, the Advisor waived the following advisory fees: $115,642, $41,647, $73,463, $178,450, and $31,185 from
Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund, respectively.

The aggregate management fees paid to Jones & Babson, Inc. and Voyageur, its successor, by the predecessor funds to Enterprise Fund, Enterprise Small Cap Fund, Value Fund and Microcap Value Fund during the twelve-month period ended June 30, 2004 and during the two most recent fiscal years ended June 30, 2003 and 2002 (from which Jones & Babson paid all the Funds' expenses except those payable directly by the Funds) were: $2,875,456, $2,154,000 and $2,469,000, respectively, for Enterprise Fund; $759,807, $644,000 and $724,000, respectively, for Enterprise Small Cap Fund; $3,330,228, $3,411,000 and $4,264,000, respectively, for Value Fund; $1,423,278, $822,000 and $556,000,
respectively, for Microcap Value Fund; and $291,635, $355,000 and $342,000, respectively, for Tax-Free Income Fund. Fees paid during those years by D.L Babson Growth Fund, which was reorganized into Tamarack Large Cap Growth Fund effective April 16, 2004, were $1,181,261, $1,603,000 and $2,362,000, respectively. Fees paid during those years were $541,483, $843,000 and $922,000, respectively, for D.L. Babson Bond Trust -- Portfolio L; $201,101, $298,000 and $298,000, respectively, for D.L. Babson Bond Trust -- Portfolio S, both of which were reorganized into Tamarack Quality Fixed Income Fund effective April 16, 2004 (does not include the effect of fee waiver); and $175,218, $306,000 and $327,000, respectively, for D.L. Babson Money Market Fund (which was reorganized into Tamarack Prime Money Market Fund effective April 16, 2004).

Effective May 1, 2003 for Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund, and Tax-Free Income Fund, the Funds directly pay for their own expenses (advisory and non-advisory) rather than paying a single "unified" management fee. Under the old "unified" management fee structure, Jones & Babson, Inc. was responsible for provision of needed services and payment of all or most of the advisory and non-advisory expenses of these Funds. In order to retain the same general economic effect of the old "unified" fee structure, Jones & Babson, Inc. and each Fund entered into an Administrative Services Agreement for each Fund under which Jones & Babson, Inc. provided fund administration, transfer agency, fund accounting and other services in a manner similar to arrangements under the old management agreement. Each Fund paid Jones & Babson, Inc. an annual fee of 0.10% of average daily net assets under the Administrative Services Agreement. The advisory fee under the new advisory agreement for each Fund was reduced from its previous level such that the combined advisory and administrative fees are identical to the old management fees.

The Money Market Funds and their predecessors, the series of Great Hall Investment Funds, Inc., paid advisory fees to the Advisor as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INSTITUTIONAL
                                                     INSTITUTIONAL                                                    TAX-FREE
         PERIOD                    PRIME FUND         PRIME FUND         GOVERNMENT FUND       TAX-FREE FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
Two Months Ended
   September 30, 2004             $ 5,667,620         $  277,777            $  591,974          $  853,306            $164,273
Year Ended July 31, 2004          $34,474,492         $1,331,720            $3,765,070          $5,136,192            $773,607
Year Ended July 31, 2003          $35,412,626         $1,218,661            $4,082,284          $4,859,088            $596,521
---------------------------------------------------------------------------------------------------------------------------------

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PRIOR SUB-ADVISOR. Prior to May 8, 2006, the Advisor, at its own expense, employed sub-advisors for certain Funds, as follows. Until March 31, 2006, Babson Capital Management LLC ("Babson Capital") served as sub-advisor to Enterprise Fund and Enterprise Small Cap Fund, pursuant to Investment Counsel Agreements with Voyageur. From April 1, 2006 through May 8, 2006, OFI Institutional Asset Management, Inc. ("OFI" and together with "Babson Capital," the "Sub-Advisors") served as sub-advisor to those funds pursuant to interim Investment Counsel Agreements with Voyageur. For these services, the Advisor paid the Sub-Advisors fees at the following annual rate based on the particular Fund's average daily net assets: for each of Enterprise Fund and Enterprise Small Cap Fund, 0.70% of the first $30 million and 0.50% of amounts in excess of $30 million respectively. Each Sub-Advisor is a wholly-owned subsidiary of MassMutual Financial Group, which is headquartered in Springfield, Massachusetts. MassMutual is considered to be a controlling person of each Sub-Advisor under the Investment Company Act of 1940, as amended.


For the fiscal year ended September 30, 2005, the Advisor paid Babson Capital fees for its sub-advisory services amounting to: $1,901,576 for Enterprise Fund; $439,303 for Enterprise Small Cap Fund; $580,710 for Microcap Value Fund; and $1,359,866 for Value Fund.

For the three month period ended September 30, 2004, the Advisor paid Babson Capital fees for its sub-advisory services amounting to: $444,773 for Enterprise Fund; $108,144 for Enterprise Small Cap Fund; $137,217 for Microcap Value Fund; and $331,888 for Value Fund.

During the twelve-month period ended June 30, 2004 and the fiscal year ending June 30, 2003, Voyageur paid Babson Capital fees for its sub-advisory services amounting to: $1,574,117 and $1,078,518 respectively, for Enterprise Fund; $398,749 and $311,590 respectively, for Enterprise Fund II (now Enterprise Small Cap Fund); $415,151 and $529,302 respectively, for Growth Fund (now reorganized into Large Cap Growth Fund); $395,354 and $209,230, respectively, for Shadow Stock Fund (now Microcap Value Fund); $1,371,268 and $1,279,539 respectively, for the Value Fund; $150,171 and $225,652, respectively, for D.L. Babson Bond Trust -- Portfolio L (now reorganized into Quality Fixed Income Fund); $33,507 and $47,870, respectively, for D.L. Babson Bond Trust -- Portfolio S (now reorganized into Quality Fixed Income Fund); $44,023 and $55,499, respectively, for D.L. Babson Money Market Fund (now reorganized into Prime Money Market
Fund); and $46,725, and $95,240, respectively, for Tax-Free Income Fund (for which Babson Capital no longer serves as sub-advisor).

PORTFOLIO MANAGER COMPENSATION

A portfolio manger's compensation package may give rise to potential conflicts of interest. The management of multiple funds and accounts may give rise to potential conflicts of interest, for example, if the funds have and accounts have different objectives, benchmarks, investment horizons and fees, or if they have overlapping objectives, benchmarks and time horizons. A portfolio manager may be required to allocate time and investment ideas across multiple funds and accounts. Each adviser has adopted policies and procedures designed to address these potential conflicts, including trade allocation policies and codes of ethics.


Information about other accounts managed by the Tamarack Funds' portfolio managers is included Appendix C.


The following portfolio manager compensation information is presented as of the end of the Funds' most recent fiscal year.

VOYAGEUR ASSET MANAGEMENT OVERALL COMPENSATION PHILOSOPHY
Portfolio manager compensation consists of three components: a base salary, an annual bonus, and an incentive plan.

Voyageur calibrates salaries by position and gears them to be competitive in the national marketplace. Annual bonuses for all Voyageur employees are determined by two factors: the firm's financial performance and individual performance. All portfolio managers, analyst and traders for both the equity and fixed income teams are compensated in the same manner for all accounts, whether or not they are mutual fund, separately managed or pooled products. The criteria for calculating annual bonuses and incentive plan payouts for each portfolio management team (fixed and equity) is described below:

FIXED INCOME TEAM
In addition to a base salary, each fixed income investment professional, which includes the Fixed Income Funds' portfolio managers, is eligible to receive an annual performance bonus based on the performance of the portfolio styles the team

SHAREHOLDER INFORMATION
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manages versus their respective benchmarks and/or peer groups. 75% of the annual bonus is based on the fixed income team's performance against these benchmarks and/or peer groups, with each different style being a weighted percent of the total 75% calculation. For the bonus component related to the performance of the Tamarack Government and Tamarack Quality Fixed Income Funds, performance is based on Fund performance versus the respective Lipper peer groups (pre-tax and gross of fees.) No bonus is calculated for this component if performance is less than that of the peer group median and is calculated based on one-year performance. The applicable Lipper peer groups are: the Lipper Corporate Debt Funds A Rated group for the Tamarack Quality Fixed Income Fund, the Lipper General Municipal Bond group for the Tax-Free Income Fund, and the Lipper Short-Intermediate U.S. Government Funds group for the Tamarack Government Fund.

Fixed income professionals are also compensated on their performance versus subjective factors, including goal achievement, account responsibility, team responsibility, client focus, communications, attitude, and professionalism. These factors account for the remaining 25% of the annual bonus calculation. The bonus component related to the Tamarack money market funds (Prime, U.S. Government, Tax-Free, Institutional Prime and Institutional Tax-Free) is also calculated based upon a consideration of subjective factors. The factors considered include effective risk control and portfolio compliance. No specific performance benchmark is used. The bonus component related to all other cash management accounts managed by the fixed income team is calculated using the same criteria and methodology.

Voyageur's Long Term Incentive plan covers key executives, including all of the fixed income portfolio managers performing services for the Tamarack Funds. Each individual participating in the Long Term Incentive plan is issued performance units with a three-year cliff vesting. The value of these performance units at the time of vesting is tied to the cumulative operating results of the total Voyageur business unit over the vesting period. This plan serves as a proxy for ownership benefits.


EQUITY TEAMS In addition to a base salary, each member of the Voyageur Chicago and Boston equity portfolio teams, which includes Voyageur Equity Fund portfolio managers, is eligible to receive an annual performance bonus based on the pre-tax, gross performance of each portfolio style the team manages against its respective benchmarks and peer groups. These are: the S&P(R) 500 and Mobius Large Cap Growth manager peer group for accounts managed in the large cap growth style, including the Tamarack Large Cap Growth Fund, the Russell Midcap Growth Index and Mobius Mid Cap Growth manager peer group for accounts managed in the mid cap growth style, including the Tamarack Mid Cap Growth Fund, the Russell 2000 Growth Index and Mobius Small Cap manager peer group for accounts managed in the small cap growth style, including the Tamarack Small Cap Growth Fund and the Russell 2000 Index for accounts managed in the Small Cap Value Style, including Tamarack Enterprise and Enterprise Small Cap. Calculations are based on performance versus these benchmarks and peer groups for both the one - and three - years periods. Three-year performance accounts for 2/3rds of the annual bonus calculation. Bonus calculations for co-portfolio managers who also provide stock analysis also include a component for performance of investment selections, based on the trailing twelve-month period.

The Equity teams do not participate in Voyageur's Long Term Incentive plan. They participate in a separate incentive plan covering portfolio managers, analysts, and traders that provides them with a share of the operating profits (net of expenses, including base salary and bonus) generated by their division above a predetermined hurdle. This plan serves as a proxy for ownership.

MANAGEMENT TEAM'S BENEFICIAL OWNERSHIP OF THE FUNDS
A portfolio manager's beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager's immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio

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manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table set forth below shows each portfolio manager's beneficial ownership of the Fund(s) under his or her management as of December 31, 2005.


                           PORTFOLIO MANAGERS HOLDINGS
                           ---------------------------

------------------------------------------------------------------------------------------------------------------------------
                                     HOLDINGS IN TAMARACK FUNDS AS OF DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------
                           LARGE                    SMALL                                 ENTERPRISE   QUALITY
                            CAP       MID CAP        CAP             MICROCAP               SMALL       FIXED     PRIME MONEY
         FUND             GROWTH      GROWTH       GROWTH   VALUE     VALUE    ENTERPRISE    CAP        INCOME      MARKET
------------------------------------------------------------------------------------------------------------------------------
DOLLAR RANGE:
------------------------------------------------------------------------------------------------------------------------------
1 - 10,000                Scinto                            Scinto    Scinto    Scinto                            Kanzenbach
                                                                                                                     Lee
                                                                                                                    Watson

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10,001 - 50,000                        Huber                                                                       Cabalka
                                        Lee                                                                          Cox
                                     Norungolo
                                      Tyszko

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50,001 - 100,000                      Scinto       Rusnak                       Heebner    James

------------------------------------------------------------------------------------------------------------------------------
100,001 - 500,000         Rusnak        Cox                                      James
                                    Kanzenbach
                                      Rusnak

------------------------------------------------------------------------------------------------------------------------------
500,001 - 1,000,000

------------------------------------------------------------------------------------------------------------------------------
1,000,001 or more

------------------------------------------------------------------------------------------------------------------------------

Notes:
o    All Tamarack Funds holdings by Tamarack Funds Portfolio Managers are within the funds listed in the above table.
o    No Tamarack Funds holdings: Harrison



PROXY VOTING POLICIES

The Trust has adopted Proxy Voting Policies that delegate the responsibility for voting proxies to Wells Fargo Bank, N.A., the Trust's Custodian, in accordance with its proxy voting guidelines, subject to oversight by the Trust's Board of Trustees. The Proxy Voting Policies of the Fund and Wells Fargo Bank, N.A. are attached as Appendix B and Exhibit A, respectively.

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information on how the Funds voted these proxies during the most recent twelve-month period ended June 30, 2005 is available (i) without charge, upon request, by calling 1-800-422-2454; and (ii) on the SEC's website at http://www.sec.gov.

DISTRIBUTION OF FUND SHARES

Tamarack Distributors Inc. is principal underwriter for shares of the Equity Funds and Fixed Income Funds; RBC Dain Rauscher Inc. is principal underwriter for shares of the Money Market Funds (Tamarack Distributors Inc. and RBC Dain Rauscher, Inc. are each referred to as a "Distributor," together, as the "Distributors"). The Distributors are located at 100

SHAREHOLDER INFORMATION
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South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402. The Distributors are affiliates of Voyageur. Each Distributor serves pursuant to a Distribution contract, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. Each Distribution contract provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributors are not obligated to sell any specific amount of shares.

Each of the Equity Funds and Fixed Income Funds (collectively, the "Plan Funds") has adopted a Plan of Distribution and Servicing ("Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to such Fund. Currently, each Plan applies to Classes A, C and R of each Plan Fund. The Plan permits each Fund to make payments for, or to reimburse the Distributor monthly for, distribution-related costs and expenses of marketing shares of each covered Class, subject to limits as listed in the following chart, which shows the maximum Plan fee rate for each Class.

-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A                        CLASS C                         CLASS R
-------------------------------------------------------------------------------------------------------------------------------
         12B-1 PLAN FEE                      0.50%*                          1.00%                           0.50%
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* The Distributor has contractually agreed to limit Class A 12b-1 fees to 0.25% for the Funds until at least January 31, 2007.

Plan fees are based on average annual daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined in applicable rules of the National Association of Securities Dealers. A Plan fee may be waived voluntarily, in whole or in part, by the Distributor, subject to applicable legal requirements.

Covered costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as an executive officer of the Trust determines to be reasonably calculated to result in the sale of shares of a Plan Fund.

Each Plan contains standard provisions conforming to the requirements of Rule 12b-1, requiring quarterly reports to the Board regarding expenses under the Plan, and provisions regarding the commencement, continuation, amendment and termination of the Plan. Any agreement related to the Plan shall be in writing and contain standard provisions conforming to the requirements of Rule 12b-1 regarding commencement, continuation, amendment and termination.

Each Plan provides that it may not be amended to increase materially the costs which the Plan Funds or a class of shares of the Plan Funds may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plans with respect to each of the Plan Funds were approved by the Board of Trustees and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Trustees") at an in-person meeting held December 16, 2005. Prior to the Reorganization, the Plans for the predecessors to the Plan Funds, except Large Cap Growth Fund and Small Cap Growth Fund were approved by the Board of Directors of the predecessor funds and by the plan directors who were neither "interested persons" nor had any direct or indirect financial interest in the operation of any Plan ("Plan Director"), by vote cast in person at a April 26, 1994 meeting called for the purpose of voting on the Plans, and by the sole shareholder of each class of shares of each of those Plan Funds on April 26, 1994. The Plan with respect to Large Cap Growth Fund, and Small Cap Growth Fund, respectively, was approved by the Board of Directors and by the plan directors of the predecessor funds by vote cast in person at meetings held July 24, 1996, January 29, 1997 and April 27, 1998 called for the purpose of voting on that Plan, and by the sole shareholder of each class of shares of the predecessors to Large Cap Growth Fund and Small Cap Growth Fund on July 24, 1996 and January 29, 1997, respectively. The Plan with respect to the predecessor to Quality Fixed Income Fund was approved by the Board of Directors and the plan directors by vote cast in person at a meeting held January 27, 1999. (Due to a change in applicable regulatory requirements, initial shareholder approval was not required for the predecessor to Quality Fixed Income Fund.) The continuance of the Plans is subject to similar annual approval by the Trustees and the Plan Trustees. Each Plan is

SHAREHOLDER INFORMATION
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terminable with respect to a class of shares of a Plan Fund at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the class. The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit the Plan Funds and their shareholders.

The Plans are designed to enhance distribution and sales of the Plan Funds and increase assets in the Plan Funds, benefiting Plan Fund shareholders by permitting potential economies of scale in service provider fees.

The predecessor funds to the Funds described in this SAI were reorganized as series of the Trust effective April 16, 2004, and changed their respective fiscal year ends to September 30, 2004. Since there is no current information with respect to 12b-1 fees for the Funds as of September 30, 2004, the 12b-1 fees indicated below are as of each predecessor fund's previous fiscal year end.

For the fiscal year ending September 30, 2005, the following 12b-1 fees with respect to Class A Shares were paid (after applicable fee waivers) by the Plan
Funds: $21,341 for Large Cap Growth Fund, $170,852 for Mid Cap Growth Fund, $19,833 for Small Cap Growth Fund, $13,624 for Government Income Fund and $3,017 for Quality Fixed Income Fund. Without fee waivers, such fees would have been:
$42,683 for Large Cap Growth Fund, $341,703 for Mid Cap Growth Fund, $39,666 for Small Cap Growth Fund, $27,248 for Government Income Fund and $6,035 for Quality Fixed Income Fund. For fiscal year ending September 30, 2005 the following 12b-1 fees with respect to Class C and Class R Shares were paid by the Plan Funds: $44 and $336, respectively, for Large Cap Growth Fund; $2,342 and $391, respectively, for Mid Cap Growth Fund; $1,933 and $279, respectively, for Small Cap Growth Fund; $33 and $133, respectively, for Government Income Fund; and $33 and $102, respectively, for Quality Fixed Income Fund. All of the foregoing amounts were paid as compensation to service organizations and broker/dealers for services in connection with the distribution of Fund shares.

Class A, Class C and Class R Shares of Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund, and Tax-Free Income Fund commenced operations on April 16, 2004. For the fiscal year ending September 30, 2005, the following 12b-1 fees with respect to Class A Shares were paid (after applicable fee waivers) by the Plan Funds: $21,663 for Enterprise Fund, $6,698 for Enterprise Small Cap Fund, $14,329 for Microcap Value Fund, $3,820 for Value Fund, and $431 for Tax-Free Income Fund. Without fee waivers, such fees would have been: $43,326 for Enterprise Fund, $13,395 for Enterprise Small Cap Fund, $28,659 for Microcap Value Fund, $7,640 for Value Fund, and $861 for Tax-Free Income Fund. For the fiscal year ending September 30, 2005, the following 12b-1 fees with respect to Class C and Class R Shares were paid by the Plan Funds:
$4,050 and $220, respectively, for Enterprise Fund, $2,344 and $73, respectively, for Enterprise Small Cap Fund, $216 and $18, respectively, for Microcap Value Fund, $3,458 and $589, respectively, for Value Fund, and $33 and $18, respectively, for Tax-Free Income Fund. All of the foregoing amounts were paid as compensation to service organizations and broker/dealers for services in connection with the distribution of Fund shares.

ADDITIONAL PAYMENTS. The Distributors or the Advisor may make additional payments, out of their own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Funds' shares. No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Advisor also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Dain Rauscher Inc. in recognition of administrative and distribution-related services provided by RBC Dain Rauscher Inc. to shareholders. In addition, certain Intermediaries may receive sub-transfer agency fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.

DEALER REALLOWANCES. The following table shows, for Class A shares, the portion of a front-end sales load that is reallowed to dealers as a percentage of the offering price of a Fund's shares. Additional information about waivers of the Class A sales charge is provided in the prospectus.

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                                           FRONT-END                DEALER
                                          SALES CHARGE            CONCESSION
                                           (AS A % OF             (AS A % OF
CLASS A SHARES                           OFFERING PRICE)        OFFERING PRICE)
--------------                           ---------------        ---------------

EQUITY FUNDS
Less than $25,000                            5.75%                   5.00%
$25,000 - $49,999                            5.00%                   4.25%
$50,000 - $99,999                            4.50%                   3.75%
$100,000 - $249,999                          3.50%                   2.75%
$250,000 - $499,999                          2.50%                   2.00%
$500,000 - $749,999                          2.00%                   1.60%
$750,000 - $999,999                          1.50%                   1.20%
$1,000,000 & over                              0%*                   1.00%

FIXED INCOME FUNDS
less than $100,000                           3.75%                   3.00%
$100,000 - $249,999                          3.50%                   2.75%
$250,000 - $499,999                          2.50%                   2.00%
$500,000 - $749,999                          2.00%                   1.60%
$750,000 - $999,999                          1.50%                   1.20%
$1,000,000 & over                              0%*                   1.00%

* A 1% contingent deferred sales charge is imposed on a redemption within one year of purchase.

ADMINISTRATIVE SERVICES


Voyageur serves as Administrator to the Funds and BISYS Fund Services Ohio, Inc. ("BISYS") serves as Sub-Administrator to the Funds. Voyageur provides administrative services necessary for the operation of the Funds, including among other things, (i) respond to inquiries from shareholders, brokers, dealers and registered representatives of the Funds, (ii) preparing the Trust's registration statement, proxy statements and all annual and semi annual reports to Fund shareholders and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Advisor, Distributors, custodians, independent accountants, legal counsel and others. In addition, the Voyageur furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with Voyageur. For administrative services provided to Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, Voyageur receives from each Money Market Fund a fee, payable monthly, at the annual rate of 0.25% of each such Fund's average daily net assets. For administrative services provided to the Equity and Fixed Income Funds, Voyageur receives from each Equity and Fixed Income Fund a fee, payable monthly, at the annual rate of 0.10% of each Equity and Fixed Income Fund's average daily net assets. For its services as Sub-Administrator, BISYS receives a fee payable by Voyageur out of Voyageur's own resources.


BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in New York City, New York and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and record keeping services in partnership with banking institutions and investment management companies. BISYS has its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

For the fiscal year ended September 30, 2005, Voyageur received administrative fees of $174,590, $111,449, $14,268, $370,584, $75,576, $387,827, $234,372,
$12,908, $88,994, $25,744, $20,353,788, $2,210,164, $2,323,126, $0 and $0 from
Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund, Government Income Fund, Quality Fixed Income Fund, Tax-Free Income Fund, Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund, respectively.

For the five month period ended September 30, 2004, Voyageur received administrative fees of $90,565, $54,507, $8,500, $9,407, and $49,479 from Large
Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

SHAREHOLDER INFORMATION
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For the twelve month period ended April 30, 2004, BISYS received administration fees of $73,034, $229,861, $32,020, $38,093 and $63,215 from Large Cap Growth
Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

Prior to the Reorganization, for the fiscal year ended April 30, 2003, BISYS received administration fees of $82,223, $233,085, $35,678, $48,860 and $81,262 from the predecessors to Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

Prior to May 1, 2003 for Enterprise Fund, Enterprise Small Cap Fund, Value Fund, Microcap Value Fund, and for the Tax-Free Income Fund, the Funds paid a single "unified" management fee for advisory and administrative services to Jones & Babson, Inc. in the amounts listed above. For the period May 1, 2003 to June 30, 2003, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund paid Jones & Babson, Inc. $124,600, pursuant to the administrative services agreements between the Funds and Jones & Babson, Inc. For the twelve-month period ended June 30, 2004, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund paid Jones & Babson, Inc. and Voyageur, its successor, $954,773, pursuant to the administrative services agreements between the Funds and Jones & Babson, Inc. and Voyageur, its successor. For the three month period ended September 30, 2004, Voyageur received administrative fees of $85,937, $18,612, $54,886, $94,824, and $7,070 from Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund, and Tax-Free Income Fund, respectively.

For the two month period ended September 30, 2004, Voyageur received administrative fees of $3,339,130, $393,077, and $426,653 from Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively. Voyageur did not receive administrative fees from Institutional Prime Money Market Fund or Institutional Tax-Free Money Market Fund during the period.

For the twelve month period ended July 31, 2004, Voyageur received administrative fees of $20,326,410, $2,510,566 and $2,568,098 from Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively (and each of their respective predecessor funds prior to the April 16, 2004 reorganization). Voyageur did not receive administrative fees from Institutional rime Money Market Fund or Institutional Tax-Free Money Market Fund (or their predecessor funds) during the period.

Prior to the Reorganization, for the fiscal year ended July 31, 2003, Voyageur received administrative fees of $20,914,139, $2,737,347 and $2,429,571 from the predecessors to Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively. Voyageur did not receive administrative fees from the predecessors to Institutional Prime Money Market Fund or Institutional Tax-Free Money Market Fund during the period.

The Administration Agreements and the Sub-Administration Agreements for Enterprise Fund, Enterprise Small-Cap Fund, Value Fund, Microcap Value Fund, Tax-Free Income Fund and each Money Market Fund, were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Agreements or interested persons of such parties, at a meeting held March 11, 2004. The Administration Agreements may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board or by the vote of a majority (as defined in the 1940 Act) of that Fund, or by the Administrator, upon sixty days written notice to the other party.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is determined on each day, Monday through Friday, that the New York Stock Exchange ("NYSE") is open (each, a "Value Day"), as of the close of regular trading on the NYSE ("Value Time"). The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Advisor and Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

MONEY MARKET FUNDS. The Money Market Funds value their portfolio securities using the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premiums, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by

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amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes to the prevailing interest rates.

All Money Market Funds will be valued periodically (normally weekly) to determine the extent of deviation, if any, of the current net asset value per share of each Fund using market values of each Fund's securities from such Fund's $1.00 amortized cost net asset value. In determining the market value of any security, actual quotations or estimates of market value by any approved pricing service may be used. If quotations are not available, and the pricing service is unable to provide an estimated market value, then securities may be valued at their fair value as determined in good faith under the Trust's pricing and valuation procedures.


ALL OTHER FUNDS. For the other Funds, the value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the last sale on a secondary exchange will be used. Securities for which the Nasdaq Stock Market, Inc. ("NASDAQ") provides a NASDAQ Official Closing Price ("NOCP") will be valued at the NOCP as originally computed for each Value Date, or, if such NOCP for that day is corrected, at the corrected NOCP. Over-the-counter common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. Investment company securities are valued at the NAV calculated for such securities on the Value Date. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Advisor, are valued at fair value using the Trust's pricing and valuation procedures. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.

Debt securities will generally be valued by an approved pricing agent based on its proprietary calculation model. Such securities are considered to be fair valued; however, because the prices are provided by an independent approved pricing agent, the Trust's fair value procedures need not be followed. If the Fund accounting agent believes that a price provided by the approved pricing agent does not represent the fair current market value of the security, the fund accounting agent will contact the Advisor and ask them to identify a broker who covers the security and can provide a reliable market quotation. The appropriateness of the continued use of the broker for this purpose will be reviewed by the pricing committee and reported to the Valuation Committee at its next meeting. Securities with fewer than 61 days to maturity at the time of purchase will be valued at amortized cost, unless such method is determined by the pricing committee to be inappropriate due to credit or other impairments of the issuer.


Generally, foreign equity and fixed income securities are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trading activity, the securities will be valued at the last bid quotation. The value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation as of the Value Time. United Kingdom securities, depending on the principal market in which the security trades, will be valued using the last available sale price or the latest "mid-market price." Canadian securities that are actively traded in the United States, are valued at the latest available sale price, or, absent such a price, at the latest bid quotations on the exchange on which the security was purchased. Securities traded in South America and Central America will be valued at their latest sale price as of the Value Time, and in the absence of a sale, will be valued at the latest bid quotation as of the Value Time.

Other types of securities and assets owned by a Fund (for example, options, futures, rights and warrants) are valued using procedures contained in the Trust's pricing and valuation procedures.

If the value of a given security or other asset of a Fund cannot be determined on the basis of the pricing methodologies described above, the value will be determined in a manner that most fairly reflects the security's (or asset's) "fair value," which is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. A significant valuation event may include one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement,

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between the Value Time on the previous day and today's Value time, in the value of one or more securities indexes that the Fund uses as a "benchmark" or that are determined by the Pricing Committee to be relevant to the Fund's portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, the Board may value each security pursuant to the Trust's fair value pricing procedures.


                             PORTFOLIO TRANSACTIONS


Pursuant to the Investment Advisory Agreements, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers it selects in its discretion.

A Fund may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with a Fund's investment objectives and policies and when the Advisor believes such transactions may improve a Fund's overall investment return. These transactions involve costs in the form of spreads or brokerage commissions.

Investment decisions for the Funds and for the other investment advisory clients of the Advisor, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Advisor is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Advisor or the Distributors are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.

Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the judgment of the Advisor provide prompt and reliable execution at favorable security prices and reasonable commission rates.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Advisor will seek the best execution of the Fund's orders.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Advisor is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Many factors affect the selection of a broker including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its reliability and financial condition. Additionally, some of the brokers with whom Voyageur effects transactions may have also referred investment advisory clients to Voyageur. However, any

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transactions with such brokers will be subject to best execution obligations. Voyageur may not consider sales of Tamarack Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Tamarack Funds.

Consistent with achieving best execution, a Fund may participate in "commission recapture" programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund's Board of Trustees, Voyageur is responsible for the selection of brokers or dealers with whom a Fund executes trades and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses of returns of those Funds utilizing the program.

The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor. Subject to the limitations of Section 28(e) of the Securities Exchange Act of 1934 (the "Act") and the Trust's soft dollar guidelines, Voyageur may use soft dollars to obtain appropriate research and execution services and products.

The Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Advisor. By allocating transactions in this manner, the Advisor can supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Advisor and their affiliates receive such services.


For the fiscal year ended September 30, 2005, $148,062, $92,680, $25,247,
$591,778, $140,114, $99,120 and $312,076 were paid in brokerage commissions by Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, and Value Fund. Of these amounts, Tamarack Enterprise Small Cap Fund paid $50 to RBC Dominion Securities, Inc. This represented 0.04% of the Fund's aggregate brokerage commissions during the period and 0.10% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. RBC Dominion Securities, Inc. is an affiliate of Voyageur. Of the brokerage commissions' amounts of the remaining Funds, none was paid to affiliated brokers.

For the five month period ended September 30, 2004, $100,821, $77,170 and $12,435 were paid in brokerage commissions by Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund. Of these amounts, none was paid to affiliated brokers. For the three month period ended September 30, 2004, $139,903, $25,790, $40,763, and $91,258 were paid in brokerage commissions by Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, and Value Fund. Of these amounts, Tamarack Enterprise Small Cap Fund paid $400 to RBC Dominion Securities, Inc. This represented 1.6% of the Fund's aggregate brokerage commissions during the period and 0.9% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. Tamarack Microcap Value Fund paid $165 to RBC Dominion Securities, Inc. This represented 0.4% of the Fund's aggregate brokerage commissions during the period and 0.1% of the Fund's aggregate dollar amount of transactions involving the payment of commissions.

For the twelve-month period ended April 30, 2004, $341,874, $503,972 and $43,998 were paid in brokerage commissions by the predecessors to Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund, respectively. Of these amounts, none was paid to any affiliated brokers. For the twelve-month period ended June 30, 2004, $675,153, $104,690, $349,673 and $201,857 were paid in brokerage commissions by Enterprise Fund, Enterprise Small Cap Fund and Microcap Value Fund and Value Fund, respectively. Of these amounts, Tamarack Enterprise Fund paid $5,775 to RBC Dominion Securities, Inc. This represented 0.9% of the Fund's aggregate brokerage commissions during the period and 0.9% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. Tamarack Enterprise Small Cap Fund paid $2,328 to RBC Capital Markets Corporation. This represented 2.2% of the Fund's aggregate brokerage commissions during the period and 1.5% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. Tamarack Enterprise Small Cap Fund paid $890 to RBC Dominion

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Securities, Inc. This represented 0.9% of the Fund's aggregate brokerage commissions during the period and 0.6% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. Tamarack Microcap Value Fund paid $400 to RBC Capital Markets Corporation. This represented 0.1% of the Fund's aggregate brokerage commissions during the period and 0.1% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. Tamarack Value Fund paid $280 to RBC Dominion Securities, Inc. This represented 0.1% of the Fund's aggregate brokerage commissions during the period and 0.1% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. RBC Dominion Securities, Inc. and RBC Capital Markets Corporation are affiliates of Voyageur.

Prior to the Reorganization, for the fiscal year ended April 30, 2003, $133,380, $263,719 and $94,216 were paid in brokerage commissions by the predecessors to Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund, respectively. Of these amounts, none was paid to affiliated brokers. Prior to the Reorganization, for the fiscal year ended June 30, 2003, $534,324, $55,013, $106,205, and $987,296 were paid in brokerage commissions by the predecessors to Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, and Value Fund, respectively. Of these amounts, none was paid to affiliated brokers.

None of the predecessor's funds to the Fixed Income Funds or Money Market Funds paid any brokerage commissions for such periods.

As of September 30, 2005, the following funds held investments in securities of its regular broker-dealers:

                                                    APPROXIMATE AGGREGATE VALUE
                                                    OF ISSUER'S SECURITIES OWNED            NAME OF
              FUND                                    BY THE FUND AT 9/30/2005          BROKER OR DEALER
              ----                                    ------------------------          ----------------
Quality Fixed Income Fund                                        $826,794           Bank of America Corp.
Quality Fixed Income Fund                                      $1,939,520           JP Morgan Chase & Co.
Quality Fixed Income Fund                                        $478,304           Lehman Brothers
Quality Fixed Income Fund                                        $750,394           Merrill Lynch & Co., Inc.
Quality Fixed Income Fund                                         $23,150           Morgan Stanley

Value Fund                                                    $10,773,330           Bank of America Corp.
Value Fund                                                    $12,944,340           Citigroup, Inc.
Value Fund                                                    $10,135,865           Morgan Stanley
Value Fund                                                     $7,917,493           Wells Fargo & Co.

Prime Money Market Fund                                      $129,486,133           ABN AMRO Bank, N.V.
Prime Money Market Fund                                       $25,002,956           Bank of America Corp.
Prime Money Market Fund                                       $60,000,000           Citicorp, Inc.
Prime Money Market Fund                                       $67,806,465           Credit Suisse First Boston
Prime Money Market Fund                                      $180,556,673           Goldman Sachs Group, Inc.
Prime Money Market Fund                                       $27,085,595           JP Morgan Chase & Co.
Prime Money Market Fund                                      $170,136,964           Merrill Lynch & Co., Inc.
Prime Money Market Fund                                      $104,826,546           Morgan Stanley
Prime Money Market Fund                                       $75,023,316           Wells Fargo & Co.

Institutional Prime Money Market Fund                         $24,860,507           ABN AMRO Bank, N.V.
Institutional Prime Money Market Fund                         $14,953,113           Bank of America Corp.
Institutional Prime Money Market Fund                          $1,557,055           Citicorp, Inc.
Institutional Prime Money Market Fund                         $19,014,697           Goldman Sachs Group, Inc.
Institutional Prime Money Market Fund                          $8,940,959           JP Morgan Chase & Co.
Institutional Prime Money Market Fund                         $10,018,805           Merrill Lynch & Co., Inc.

Small Cap Growth Fund                                            $160,000           Investment Technology Group

Government Income Fund                                           $162,116           Bank of America Corp.


PORTFOLIO TURNOVER

Changes may be made in the Funds' portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual

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portfolio turnover rate for a Fund normally will not exceed 100% with the exception of Quality Fixed Income Fund, Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. The portfolio turnover rates for each of the Trust's Funds during the last two fiscal years are set forth in Financial Highlights section of the Funds' Prospectus.

                                    TAXATION

Each of the Funds intends to qualify and elect annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses. In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions of earnings and profits will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The following table lists the capital loss carry-forwards available to the Tamarack Equity Funds and Fixed Income Funds as of September 30, 2005.

FUND NAME                                 AMOUNT         EXPIRES
---------                                 ------         -------

Large Cap Equity*                         32,987,160       2008
                                          14,580,522       2009
                                           3,895,357       2010
Mid Cap Equity                             3,250,469       2012
Small Cap Equity                                   0
Quality Fixed Income*                              0
Government Income                             84,332       2012

* As a result of certain reorganization transactions occurring on April 16, 2004, pursuant to which certain other open-end investment companies (or portfolios thereof) were combined into the predecessors to Large Cap Growth Fund and Quality Fixed Income Fund, the ability of these Funds to offset capital gains with any resulting net capital loss carry-forwards may be limited.

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Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. A portion of the dividends received by individual shareholders from certain Funds may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. A portion of distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses), if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

In some cases, shareholders of a Fund will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the

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straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

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A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.

The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if:
(1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

TAX-FREE INCOME FUND, TAX-FREE MONEY MARKET FUND, INSTITUTIONAL TAX-FREE MONEY MARKET FUND ("TAX-FREE FUNDS"). Each Tax-Free Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. Each Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that a Tax-Free Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. Each Tax-Free Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of a Tax-Free Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that a Tax-Free Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Tax-Free Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

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Upon redemption, sale or exchange of shares of a Tax-Free Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares.

Deductions for interest expense incurred to acquire or carry shares of a Tax-Free Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as a Tax-Free Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Funds, the Advisor and their affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of a Tax-Free Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Tax-Free Fund should consult their tax advisors about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in a Tax-Free Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisors regularly about the tax consequences to them of investing in one or more of the Funds.


                                OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of fifteen separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

The following table lists the names of each predecessor fund (before the reorganizations) along with the current name of each Fund:

PREDECESSOR FUND NAME                                            CURRENT FUND NAME
---------------------                                            -----------------
RBC Government Income Fund, a series of RBC Funds, Inc.          Tamarack Government Income Fund
RBC Quality Income Fund, a series of RBC Funds, Inc.             Tamarack Quality Fixed Income Fund
D.L. Babson Tax-Free Income Fund, Inc.                           Tamarack Tax-Free Income Fund
Great Hall Prime Money Market Fund                               Tamarack Prime Money Market Fund
Great Hall U.S. Government Money Market Fund                     Tamarack U.S. Government Money Market Fund
Great Hall Tax-Free Money Market Fund                            Tamarack Tax-Free Money Market Fund
Great Hall Institutional Prime Money Market Fund                 Tamarack Institutional Prime Money Market Fund
Great Hall Institutional Tax-Free Money Market Fund              Tamarack Institutional Tax-Free Money Market Fund
Large Cap Equity Fund, a series of RBC Funds, Inc.               Tamarack Large Cap Growth Fund*
Mid Cap Equity Fund, a series of RBC Funds, Inc.                 Tamarack Mid Cap Growth Fund*
Small Cap Equity Fund, a series of RBC Funds, Inc.               Tamarack Small Cap Growth Fund*
Babson Enterprise Fund, Inc.                                     Tamarack Enterprise Fund
Babson Enterprise Fund II, Inc.                                  Tamarack Enterprise Small Cap Fund
Shadow Stock Fund, Inc.                                          Tamarack Microcap Value Fund
Babson Value Fund, Inc.                                          Tamarack Value Fund

* From April 16, 2004 through January 15, 2005, Tamarack Large Cap Growth Fund was named Tamarack Large Cap Equity
  Fund, Tamarack Mid Cap Growth Fund was named Tamarack Mid Cap Equity Fund, and Tamarack Small Cap Growth Fund
  was named Tamarack Small Cap Equity Fund.

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VOTING RIGHTS

The Trust is a diversified open-end investment management company and under the Agreement and Declaration of Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

OTHER SERVICE PROVIDERS

Wells Fargo Bank, N.A., Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Trust's assets.

Boston Financial Data Services, Inc, located at The Poindexter Building, 330 West 9th Street, Kansas City, Missouri 64105 ("BFDS"), serves as the transfer agent for the Equity Funds and Fixed Income Funds. The current agreement with BFDS limits the potential liability of BFDS in certain circumstances to the amount of fees earned by BFDS within a twelve month period under the agreement. In the event that the aggregate amount of losses incurred by the Funds and attributable to BFDS under the agreement is exceeded, the Funds have the ability to terminate the agreement with BFDS immediately. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent for the Money Market Funds.

BFDS is also the dividend paying agent for the Funds.

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, provides fund accounting services to the Funds pursuant to a Fund Accounting Agreement.

In connection with Microcap Value Fund, the Advisor has an agreement with Analytic Systems, Inc. to provide it with certain portfolio and securities analysis consulting services. For these services, the Advisor pays Analytic Systems a fee at an annual rate of 20/100 of 1% of the average daily net assets of Microcap Value Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 180 N. Stetson Ave., Chicago, Illinois 60601, was selected by the Board of Trustees to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2005. Deloitte & Touche LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.

COUNSEL

Dechert LLP, 200 Clarendon Street, 27th Floor, Boston MA 02116, passes upon certain legal matters in connection with the shares offered by the Trust and also acts as Counsel to the Trust.

Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia PA 19103, serves as counsel to the independent trustees of the Trust.

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CODE OF ETHICS


The Trust, the Advisor, and the Distributors have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributors from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


PORTFOLIO DISCLOSURE POLICIES AND PROCEDURES

The Board of Trustees has approved a Portfolio Disclosure Policy for the Trust.

The policy provides that, in general, the Trust will not selectively release or make available information on portfolio holdings to any shareholder, financial intermediary or information service or other third party, without that information being available to all shareholders.

The policy provides that, on a monthly basis, the Trust will make available to shareholders information on the top ten portfolio holdings of each Fund. This information is generally posted on the Trust's website within ten business days of each month end (or no later than the fifteenth calendar day of the next following month). Once the information is posted on the website, the information will be provided to shareholders or other parties upon request.

The policy also provides that, on a quarterly basis, the Trust will make available to shareholders a complete list of portfolio holdings of each Fund. This information is generally posted on the Trust's website within five business days of each calendar quarter end. The day after being posted on the website, the information may be provided to shareholders or other parties upon request.


Each Fund's investment advisor, administrator, sub-administrator, fund accounting agent and custodian will have access to a Fund's holdings before they are publicly disclosed. These entities need that information to provide ongoing services to the Funds. These entities are required by contract and federal securities law to maintain the confidentiality of that information until it is publicly available and not to misuse the information. From time to time, a Fund may have a legitimate business need to disclose its portfolio holdings to its independent registered public accounting firm or legal counsel, a potential new advisor or sub-advisor, or another entity before those holdings are publicly available. Such disclosure will be made only upon the advance approval of an executive officer of the Trust and subject to an agreement to keep the information confidential and not to misuse the information.


In addition, as of the effective date of this SAI, the Funds' portfolio holdings are disclosed to the following service providers as part of ongoing arrangements that serve legitimate business purposes: Lipper, Morningstar and Vestek Systems, Inc. The portfolio holdings are released to these entities so that the Funds may be included in each entity's industry reports and other materials. The information is released at least one day after it is posted on the Trust's website.


Portfolio holdings information will be released to individual investors, institutional investors, financial intermediaries that distribute Fund shares, third-party service providers, rating and ranking organizations, and other persons only in accordance with the above requirements. It is the Fund's policy to prohibit the receipt of compensation by the Funds, the investment advisor, or any affiliated person of the Funds in exchange for releasing a Fund's portfolio holdings information.

The CCO is responsible for overseeing the disclosure of each Fund's portfolio holdings for compliance with the Trust's Portfolio Disclosure Policy, as summarized above. As part of this responsibility, the CCO will review the Trust's disclosure practices to address any conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or affiliated persons, on the other, and to ensure that all disclosures of a Fund's portfolio holdings are in the best interests of Fund shareholders.


The Board of Trustees will review this policy periodically as part of its ongoing oversight of the Trust's compliance program.

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REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements of the Funds included in their most recent Annual Reports are incorporated herein by reference to such Reports. The dates of the Reports are as follows: Equity Funds, September 30, 2005; Fixed Income Funds, September 30, 2005; and Money Market Funds, September 30, 2005 Copies of such Annual Reports are available without charge upon request by writing to Tamarack Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, or telephoning
(800) 422-2766 or on the Funds' website at www.tamarackfunds.com.

The financial statements for the periods ended September 30, 2005 in the Annual Reports for the Equity Funds, Fixed Income Funds and Money Market Funds and incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"):

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("S&P"):

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

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A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC-, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Bonds rated BB have less near-term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- Bonds rated B have a greater vulnerability to nonpayment than obligations rated `BB' but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -- A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES

MOODY'S:

Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

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Symbols used are as follows:

MIG-1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG-2/VMIG 2 -- This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG 3 -- This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG -- This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S:

Prime - 1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in will-established industries.
     o    High rates of return on funds employed.
     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime - 3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings

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and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR - Withdrawn

S&P:

A-1 -- An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 -- An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 -- An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B -- An obligor rated "B" is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C -- An obligor rated "C" is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D -- An obligor rated "D" is in payment default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. - An issuer designated N.R. is not rated.

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH INVESTORS SERVICE, INC. ("FITCH"):

International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction. The following scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA -- HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A -- HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB -- GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB -- SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B -- HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C -- HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D -- DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

NOTES: -- "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' category or to categories below `CCC'. `NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question. `Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

NATIONAL LONG-TERM CREDIT RATINGS

FITCH:

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

SHAREHOLDER INFORMATION
-----------------------


AAA(xxx) -- `AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) -- `AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(xxx) -- `A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) -- `BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx) -- `BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) -- `B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xsx), C(xxx) -- These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) -- These categories of national ratings are assigned to entities or financial commitments which are currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1 -- HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 -- GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 -- FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in reduction to non-investment grade.

B -- SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

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C -- HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D -- DEFAULT. Denotes actual or imminent payment default.

NOTES -- "+" may be appended to an `F1' rating class to denote relative status within the category. `NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question. `Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch:
Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

NATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx) -- Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2(xxx) -- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) -- Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) -- Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) -- Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) -- Indicates actual or imminent payment default.

NOTE TO NATIONAL SHORT-TERM RATINGS: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

SHAREHOLDER INFORMATION
-----------------------


                                   APPENDIX B

                              TAMARACK FUNDS TRUST

                      PROXY VOTING POLICIES AND PROCEDURES
                           (EFFECTIVE DATE: JULY 2005)

I.   STATEMENT OF PRINCIPLE

     The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust's shareholders and has accordingly adopted these policies and procedures on behalf of each Fund.

II.  DIRECTION TO CUSTODIAN

     The Trust has directed Wells Fargo Bank, N.A. (the "Custodian"), as custodian of the assets of each Fund, to vote proxies on behalf of the Funds according to the proxy voting policies and procedures expressly adopted by the Board of Trustees. The Custodian has been further directed to solicit and vote in accordance with the direction of the Trust on any proxy issue not clearly addressed by the proxy voting policies and procedures. The Custodian utilizes Institutional Shareholder Services ("ISS"), a proxy voting agent, for voting proxies and proxy voting analysis and research.

III. ADOPTION OF CUSTODIAN'S POLICIES

     The Board of Trustees adopts the Custodian's proxy voting policies and procedures, which are attached as Exhibit B as the policies and procedures that will be used in respect of each Fund and accordingly, by the Custodian when exercising voting authority on behalf of the Trust.

IV.  REVIEW OF PROXY VOTING POLICY AND PROCEDURES

     The Board of Trustees will review these policies and procedures (including the Custodian's policies and procedures) on an annual basis and at such other times as it may determine.

V.   RECORDKEEPING

     The Trust will maintain (or cause the Custodian or another service provider to maintain) all records and materials related to proxy voting decisions and the proxy voting process in accordance with applicable rules and regulations under the Investment Company Act of 1940, as amended.

VI.  PROXY VOTING OVERSIGHT COMMITTEE

     A Proxy Voting Oversight Committee ("Committee") shall be established for the purpose of resolving any issues associated with proxy solicitation process, conflicts of interests, or other matters that may require further review by the Trust. The Committee shall be comprised of Fund officers and other persons appropriately designated by the Board of Trustees. The Committee shall meet, as necessary, to consider recommendations regarding specific proxy proposals that may vary from approved guidelines used by the Custodian. Such recommendations must be adequately documented in writing and submitted to the Committee at least three days before the respective issuer's shareholder meeting at which the proposal is scheduled to be considered. In the event that the Committee approves a proxy proposal that varies from the Custodian's guidelines, the Committee shall take reasonable steps to communicate proxy voting instructions and direct the Custodian to vote accordingly.

SHAREHOLDER INFORMATION
-----------------------


                                                                       EXHIBIT A
                                                                       ---------

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY

                                  INTRODUCTION
                                  ------------

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC). A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability. Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

                             PROXY POLICY STATEMENT
                             ----------------------

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

     1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

         a. an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

         b. upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

         c. Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

     2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

         a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

              1) Length of service of senior management

              2)  Number/percentage of outside directors

              3)  Consistency of performance (EPS) over the last five years

              4)  Value/growth of shares relative to industry/market averages

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              5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

         b. If the Board is viewed to be independent and the financial performance of the Company has been good:

              1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

              2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

         c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

         d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D. Our process for evaluating shareholder proposals will be as follows:

     1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

     2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

     3.  Standard shareholder proposals will be voted as indicated on Exhibit C.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H. The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

     1. The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

     2. The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

SHAREHOLDER INFORMATION
-----------------------


     3. Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

     4. Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

     5. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

     6. The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

     7. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

     8. The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

     9. The Wells Fargo proxy voting record is available for review by the client.

SHAREHOLDER INFORMATION
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--------------------------------------------------------------------------------
Uncontested Election of Directors or Trustees
---------------------------------------------

WFB will generally vote for all uncontested director or
trustee nominees. The Nominating Committee is in the best
position to select nominees who are available and capable of
working well together to oversee management of the company.          FOR

WFB will withhold votes for a director if the nominee fails
to attend at least 75% of the board and committee meetings
without a valid excuse.                                            WITHHOLD

WFB will vote against routine election of directors if any
of the following apply: company fails to disclose adequate
information in a timely manner, serious issues with the
finances, questionable transactions, conflicts of interest,
record of abuses against minority shareholder interests,
bundling of director elections, and/or egregious governance
practices.                                                         AGAINST

--------------------------------------------------------------------------------
Ratification of Auditors
------------------------

WFB will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit
fees, audit-related fees, and permitted tax fees, combined.
WFB will follow the disclosure categories being proposed by
the SEC in applying the above formula.                          AGAINST/WITHHOLD

With the above exception, WFB will generally vote for
proposals to ratify auditors unless:                                 FOR

     o    an auditor has a financial interest in or
          association with the company, and is therefore
          not independent, or                                      AGAINST

     o    there is reason to believe that the independent
          auditor has rendered an opinion that is neither
          accurate nor indicative of the company's financial
          position.                                                AGAINST

WFB will vote against proposals that require auditors to
attend annual meetings as auditors are regularly by the
board audit committee, and such attendance is unnecessary.         AGAINST

WFB will consider shareholder proposals requiring companies
to prohibit their auditors from engaging in non-audit
services on a case-by-case basis (or cap level of non-audit
services).                                                       CASE-BY-CASE

WFB will vote for shareholder proposals requesting a
shareholder vote for audit firm ratification.                        FOR

WFB will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and
too costly to implement for the benefit achieved.                  AGAINST

For foreign corporations, WFB will consider on a
case-by-case basis if the auditors are being changed without an explanation, or if the nonaudit-related fees are
substantial or in excess of standard audit fees, as the
importance of maintaining the independence of the audit
function is important.                                           CASE-BY-CASE

Specifically for Japan, WFB will consider voting against the appointment of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed
amendment to companies' articles of incorporation
lengthening the internal auditors' term in office to four
years from three years as a negative provision. Since this
is mandated by law, this amendment would not warrant an
automatic vote recommendation against.                             AGAINST

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
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--------------------------------------------------------------------------------
Directors and Auditor's Reports
-------------------------------

For foreign corporations, WFB will generally vote for
proposals to approve directors' and auditors' reports,
unless:                                                              FOR

     o    there are concerns about the accuracy of the
          accounts presented or the auditing procedures
          used;                                                    AGAINST

     o    the company is not responsive to shareholder
          questions about specific items that should be
          publicly disclosed.                                      AGAINST

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company. Shareholders can find reference to any irregularities or problems with the company in the auditors report.

--------------------------------------------------------------------------------
Company Name Change/Purpose
---------------------------

WFB will vote for proposals to change the company name as
management and the board is best suited to determine if such
change in company name is necessary.                                 FOR

However, where the name change is requested in connection
with a reorganization of the company, the vote will be based
on the merits of the reorganization.                             CASE-BY-CASE

In addition, WFB will generally vote for proposals to amend
the purpose of the company. Management is in the best
position to know whether the description of what the company does is accurate, or whether it needs to be updated by
deleting, adding or revising language.                               FOR

--------------------------------------------------------------------------------
Employee Stock Purchase Plans/401(k) Employee Benefit Plans
-----------------------------------------------------------

WFB will vote for proposals to adopt, amend or increase
authorized shares for employee stock purchase plans and
401(k) plans for employees as properly structured plans
enable employees to purchase common stock at a slight
discount and thus own a beneficial interest in the company,
provided that the total cost of the company's plan is not
above the allowable cap for the company.                             FOR

Similarly, WFB will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension
plans and profit plans.                                              FOR

--------------------------------------------------------------------------------
Approve Other Business
----------------------

WFB will generally vote for proposals to approve other
business. This transfer of authority allows the corporation
to take certain ministerial steps that may arise at the
annual or special meeting.                                           FOR

However, WFB retains the discretion to vote against such
proposals if adequate information is not provided in the
proxy statement, or the measures are significant and no
further approval from shareholders is sought.                      AGAINST

--------------------------------------------------------------------------------
Independent Board Chairman
--------------------------

WFB will vote against proposals requiring that the positions
of chairman and CEO be held separately.                            AGAINST

SHAREHOLDER INFORMATION
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WFB would prefer to see the chairman and chief executive positions be held by different individuals. However, separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director
nominee who is both chairman and CEO if there is no adequate
justification provided by the company.                             AGAINST

--------------------------------------------------------------------------------
Independent Board of Directors/Board Committee
----------------------------------------------

WFB will vote for proposals requiring that two-thirds of the board be independent directors, unless the board is
effectively in compliance with the request based on WFB's
definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders'
interests.                                                           FOR

WFB will withhold votes from insiders and affiliated
outsiders on boards that are not at least majority
independent.                                                       WITHHOLD

WFB will withhold votes from compensation committee members
where there is a pay-for-performance disconnect (for Russell
3000 companies).                                                   WITHHOLD

WFB will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of
independent directors, only. Committees should be composed
entirely of independent directors in order to avoid
conflicts of interest.                                               FOR

WFB will withhold votes from any insiders or affiliated
outsiders on audit, compensation or nominating committees.
WFB will withhold votes from any insiders or affiliated
outsiders on the board if any of these key committees has
not been established.                                              WITHHOLD

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the `single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different
board structure. The French Commercial Code gives companies
three options in respect to their board structure. WFB will
examine these proposals on a case-by-case basis.                 CASE-BY-CASE

Specifically in Japan, in cases where a company has
committed some fraudulent or criminal act, WFB will vote
against the representative director(s) and individuals
personally implicated in the wrongdoing.                           AGAINST

In addition, WFB will vote against proposals asking the
board to address the issue of board diversity.                     AGAINST

WFB will vote against proposals from shareholders requesting
an independent compensation consultant.                            AGAINST

--------------------------------------------------------------------------------
Minimum Stock Requirements by Directors
---------------------------------------

WFB will vote against proposals requiring directors to own a minimum number of shares of company stock in order to
qualify as a director, or to remain on the board. Minimum
stock ownership requirements can impose an across-the-board
requirement that could prevent qualified individuals from
serving as directors.                                              AGAINST

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--------------------------------------------------------------------------------
Indemnification and Liability Provisions for Directors and Officers
-------------------------------------------------------------------

WFB will vote for proposals to allow indemnification of
directors and officers, when the actions taken were on
behalf of the company and no criminal violations occurred.
WFB will also vote in favor of proposals to purchase
liability insurance covering liability in connection with
those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would
limit the ability of the company to attract qualified
individuals.                                                         FOR

Alternatively, WFB will vote against indemnity proposals
that are overly broad. For example, WFB will oppose
proposals to indemnify directors for acts going beyond mere
carelessness, such as gross negligence, acts taken in bad
faith, acts not otherwise allowed by state law or more
serious violations of fiduciary obligations.                       AGAINST

For foreign corporations, WFB will vote against providing
indemnity insurance to auditors as payment of such fees by
the company on behalf of the auditor calls into question the
objectivity of the auditor in carrying out the audit.              AGAINST

--------------------------------------------------------------------------------
Board or Management Acts
------------------------

For foreign corporations, WFB will vote for the discharge of
the board and management unless:                                     FOR

     o    there are serious questions about actions of the
          board or management for the year in question;            AGAINST

     o    legal action is being taken against the board by
          shareholders.                                            AGAINST

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

--------------------------------------------------------------------------------
Nominee Statement in the Proxy
------------------------------

WFB will vote against proposals that require board nominees
to have a statement of candidacy in the proxy, since the
proxy statement already provides adequate information
pertaining to the election of directors.                           AGAINST

--------------------------------------------------------------------------------
Limitation on Number of Boards a Director May Sit On
----------------------------------------------------

WFB will withhold votes from directors who sit on more than
six boards.                                                        WITHHOLD

--------------------------------------------------------------------------------
Director Tenure/Retirement Age
------------------------------

WFB will vote against proposals to limit the tenure or
retirement age of directors as such limitations based on an
arbitrary number could prevent qualified individuals from
serving as directors.                                              AGAINST

--------------------------------------------------------------------------------
Board Powers/Procedures/Qualifications
--------------------------------------

WFB will consider on a case-by-case basis proposals to amend the corporation's By-laws so that the Board of Directors
shall have the power, without the assent or vote of the
shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix
the number of directors and what number shall constitute a
quorum of the Board. In determining these issues, WFB will
rely on the proxy voting Guidelines.                             CASE-BY-CASE

SHAREHOLDER INFORMATION
-----------------------

--------------------------------------------------------------------------------
Loans to Officers
-----------------

WFB will consider on a case-by-case basis proposals to
authorize the corporation to make loans or to guarantee the
obligations of officers of the corporation or any of its
affiliates.                                                      CASE-BY-CASE

--------------------------------------------------------------------------------
Adjourn Meeting to Solicit Additional Votes
-------------------------------------------

WFB will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional
solicitation may be costly and could result in coercive
pressure on shareholders, WFB will consider the nature of
the proposal and its vote recommendations for the scheduled
meeting.                                                         CASE-BY-CASE

--------------------------------------------------------------------------------
Contested Election of Directors or Trustees
-------------------------------------------
Reimbursement of Solicitation Expenses
--------------------------------------

WFB will consider contested elections on a case-by-case
basis, considering the following factors: long-term
financial performance of the target company relative to its
industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees
(both slates); evaluation of what each side is offering
shareholders as well as the likelihood that the proposed
objectives and goals can be met; and stock ownership
positions.                                                       CASE-BY-CASE

In addition, decisions to provide reimbursement for
dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal
regulation, state law, and corporate charter and bylaw
provisions.                                                      CASE-BY-CASE

--------------------------------------------------------------------------------
Board Structure: Staggered vs. Annual Elections
-----------------------------------------------

WFB will consider the issue of classified boards on a
case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the
incumbent management and make them less responsive to
shareholder concerns. On the other hand, in some cases,
staggered elections may provide for the continuity of
experienced directors on the Board.                              CASE-BY-CASE

For foreign corporations, WFB will vote for the elimination
of protected board seats, as all directors should be
accountable to shareholders.                                         FOR

--------------------------------------------------------------------------------
Removal of Directors
--------------------

WFB will consider on a case-by-case basis proposals to
eliminate shareholders' rights to remove directors with or
without cause or only with approval of two-thirds or more of
the shares entitled to vote.                                     CASE-BY-CASE

However, a requirement that a 75% or greater vote be
obtained for removal of directors is abusive and will
warrant a vote against the proposal.                               AGAINST

--------------------------------------------------------------------------------
Board Vacancies
---------------

WFB will vote against proposals that allow the board to fill vacancies without shareholder approval as these
authorizations run contrary to basic shareholders' rights.         AGAINST

Alternatively, WFB will vote for proposals that permit
shareholders to elect directors to fill board vacancies.             FOR

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
-----------------------


--------------------------------------------------------------------------------
Cumulative Voting
-----------------

WFB will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis, in accordance with its proxy voting guidelines. However, if the board is elected annually
we will not support cumulative voting.                           CASE-BY-CASE

--------------------------------------------------------------------------------
Shareholders' Right To Call A Special Meeting
---------------------------------------------
Shareholder Ability to Act by Written Consent
---------------------------------------------

Proposals providing that stockholder action may be taken
only at an annual or special meeting of stockholder and not
by written consent, or increasing the shareholder vote
necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting
guidelines.                                                      CASE-BY-CASE

--------------------------------------------------------------------------------
Board Size
----------

WFB will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be
used as a takeover defense.                                          FOR

However, if the company has cumulative voting, downsizing
the board may decrease a minority shareholder's chances of
electing a director.                                               AGAINST

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.
Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

--------------------------------------------------------------------------------
Shareholder Rights Plan (Poison Pills)
--------------------------------------

WFB will generally vote for proposals that request a company
to submit its poison pill for shareholder ratification.              FOR

Alternatively, WFB will analyze proposals to redeem a company's poison pill, or requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, WFB will consider on a
case-by-case basis poison pill plans that contain a
permitted bid feature as they require shareholder
ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an
all cash bid for all shares (or more recently majority of
shares) that includes a fairness opinion and evidence of
financing does not trigger the bill but forces a special
meeting at which the offer is put to a shareholder vote.
Also, WFB will also consider the balance of powers granted
between the board and shareholders by the poison pill
provisions.                                                      CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

--------------------------------------------------------------------------------
Fair Price Provisions
---------------------

WFB will consider fair price provisions on a case-by-case
basis, evaluating factors such as the vote required to
approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the
fair price provision, and the mechanism for determining the
fair price.                                                      CASE-BY-CASE

SHAREHOLDER INFORMATION
-----------------------


WFB will vote against fair price provisions with shareholder
vote requirements of 75% or more of disinterested shares.          AGAINST

--------------------------------------------------------------------------------
Greenmail
---------

WFB will generally vote in favor of proposals limiting the
corporation's authority to purchase shares of common stock
(or other outstanding securities) from a holder of a stated
interest (5% or more) at a premium unless the same offer is
made to all shareholders. These are known as
"anti-greenmail" provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on
corporate image.                                                     FOR

If the proposal is bundled with other charter or bylaw
amendments, WFB will analyze such proposals on a
case-by-case basis. In addition, WFB will analyze
restructurings that involve the payment of pale greenmail on
a case-by-case basis.                                            CASE-BY-CASE

--------------------------------------------------------------------------------
Voting Rights
-------------

WFB will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a
principle ensures that management is accountable to all the
company's owners.                                                    FOR

Alternatively, WFB will vote against any proposals to cap
the number of votes a shareholder is entitled to. Any
measure that places a ceiling on voting may entrench
management and lessen its interest in maximizing shareholder
value.                                                             AGAINST

--------------------------------------------------------------------------------
Dual Class/Multiple-Voting Stock
--------------------------------

WFB will vote against proposals that authorize, amend or
increase dual class or multiple-voting stock which may be
used in exchanges or recapitalizations. Dual class or
multiple-voting stock carry unequal voting rights, which
differ from those of the broadly traded class of common
stock.                                                             AGAINST

Alternatively, WFB will vote for the elimination of dual
class or multiple-voting stock, which carry different rights
than the common stock.                                               FOR

For foreign corporations, WFB will vote for proposals that
create preference shares, provided the loss of voting rights is adequately compensated with a higher dividend and the
total amount of preference share capital is not greater than
50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance
shareholder value.                                                   FOR

--------------------------------------------------------------------------------
Supermajority Vote Provisions
-----------------------------

WFB will generally consider on a case-by-case basis
proposals to increase the shareholder vote necessary to
approve mergers, acquisitions, sales of assets etc. and to
amend the corporation's charter or by-laws. The factors
considered are those specified in the proxy guidelines.          CASE-BY-CASE

However, a supermajority requirement of 75% or more is
abusive and WFB will vote against proposals that provide for
them.                                                              AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

--------------------------------------------------------------------------------
Confidential Voting
-------------------

WFB will vote for proposals to adopt confidential voting.            FOR

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
-----------------------


--------------------------------------------------------------------------------
Vote Tabulations
----------------

WFB will vote against proposals asking corporations to
refrain from counting abstentions and broker non-votes in
their vote tabulations and to eliminate the company's
discretion to vote unmarked proxy ballots. Vote counting
procedures are determined by a number of different
standards, including state law, the federal proxy rules,
internal corporate policies, and mandates of the various
stock exchanges.                                                   AGAINST

Specifically in Japan, WFB will vote against management
proposals amending their articles to relax their quorum
requirement for special resolutions (including mergers,
article amendments, and option plans) from one-half to
one-third of issued capital (although such resolutions would
still require two-thirds majority of votes cast).                  AGAINST

--------------------------------------------------------------------------------
Equal Access to the Proxy
-------------------------

WFB will evaluate Shareholder proposals requiring companies
to give shareholders access to the proxy ballot for the
purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the
resolution and the proponent's rationale for the proposal at
the targeted company in terms of board and director conduct.     CASE-BY-CASE

--------------------------------------------------------------------------------
Disclosure of Information
-------------------------

WFB will vote against shareholder proposals requesting
fuller disclosure of company policies, plans, or business
practices. Such proposals rarely enhance shareholder return
and in many cases would require disclosure of confidential
business information.                                              AGAINST

--------------------------------------------------------------------------------
Annual Meetings
---------------

WFB will vote for proposals to amend procedures or change
date or location of the annual meeting. Decisions as to
procedures, dates or locations of meetings are best placed
with management.                                                     FOR

Alternatively, WFB will vote against proposals from
shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be
acceptable to all shareholders.                                    AGAINST

WFB will generally vote in favor of proposals to reduce the
quorum necessary for shareholders' meetings, subject to a
minimum of a simple majority of the company's outstanding
voting shares.                                                       FOR

--------------------------------------------------------------------------------
Shareholder Advisory Committees/Independent Inspectors
------------------------------------------------------

WFB will vote against proposals seeking to establish
shareholder advisory committees or independent inspectors.
The existence of such bodies dilutes the responsibility of
the board for managing the affairs of the corporation.             AGAINST

--------------------------------------------------------------------------------
Technical Amendments to the Charter of Bylaws
---------------------------------------------

WFB will generally vote in favor of charter and bylaw
amendments proposed solely to conform with modern business
practices, for simplification, or to comply with what
management's counsel interprets as applicable law.                   FOR

However, amendments that have a material effect on
shareholder's rights will be considered on a case-by-case
basis.                                                           CASE-BY-CASE

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
-----------------------


--------------------------------------------------------------------------------
Bundled Proposals
-----------------

WFB will vote for bundled or "conditional" proxy proposals
on a case-by-case basis, as WFB will examine the benefits
and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of
shareholders.                                                    CASE-BY-CASE

--------------------------------------------------------------------------------
Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits
---------------------------------------------------------------------

WFB will consider requests for increases in authorized
common stock on a case-by-case basis. Factors to be
considered include the company's industry and performance.
These stock increases may be for a proposed stock split,
issuance of shares for acquisitions, or for general business
purposes.                                                        CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case
WFB will vote against the proposal. Such increases give
management too much power and are beyond what a company
would normally need during the course of a year. They may
also allow management to freely place the shares with an
allied institution or set the terms and prices of the new
shares.                                                            AGAINST

For reverse stock splits, WFB will generally vote for
proposals to implement the split provided the number of
authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but
unissued shares. The failure to reduce authorized shares
proportionally to any reverse split has potential adverse
anti-takeover consequences. However, such circumstances may
be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the
excessive share authorization.                                       FOR

WFB will generally vote in favor of forward stock splits.            FOR

--------------------------------------------------------------------------------
Dividends
---------

WFB will vote for proposals to allocate income and set
dividends.                                                           FOR

WFB will also vote for proposals that authorize a dividend
reinvestment program as it allows investors to receive
additional stock in lieu of a cash dividend.                         FOR

However, if a proposal for a special bonus dividend is made
that specifically rewards a certain class of shareholders
over another, WFB will vote against the proposal.                  AGAINST

WFB will also vote against proposals from shareholders
requesting management to redistribute profits or restructure investments. Management is best placed to determine how to
allocate corporate earnings or set dividends.                      AGAINST

In addition, WFB will vote for proposals to set director
fees.                                                                FOR

--------------------------------------------------------------------------------
Reduce the Par Value of the Common Stock
----------------------------------------

WFB will vote for proposals to reduce the par value of
common stock.                                                        FOR

--------------------------------------------------------------------------------
Preferred Stock Authorization
-----------------------------

WFB will generally vote for proposals to create preferred
stock in cases where the company expressly states that the
stock will not be used as a takeover defense or carry
superior voting rights, or where the stock may be used to
consummate beneficial acquisitions, combinations or
financings.                                                          FOR

SHAREHOLDER INFORMATION
-----------------------


Alternatively, WFB will vote against proposals to authorize
or issue preferred stock if the board has asked for the
unlimited right to set the terms and conditions for the
stock and may issue it for anti-takeover purposes without
shareholder approval (blank check preferred stock).                AGAINST

In addition, WFB will vote against proposals to issue
preferred stock if the shares to be used have voting rights
greater than those available to other shareholders.                AGAINST

WFB will vote for proposals to require shareholder approval
of blank check preferred stock issues for other than general
corporate purposes (white squire placements).                        FOR

Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to
increase or decrease the dividend rate of preferred stock.       CASE-BY-CASE

--------------------------------------------------------------------------------
Reclassification of Shares
--------------------------

WFB will consider proposals to reclassify a specified class
or series of shares on a case-by-case basis.                     CASE-BY-CASE

--------------------------------------------------------------------------------
Preemptive Rights

WFB will generally vote for proposals to eliminate
preemptive rights. Preemptive rights are unnecessary to
protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of
trading.                                                             FOR

In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a
maximum of 100% over current issued capital. In addition,
WFB will vote for issuance requests without preemptive
rights to a maximum of 20% of currently issued capital.
These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate
financing needs.                                                     FOR

--------------------------------------------------------------------------------
Share Repurchase Plans
----------------------

WFB will vote for share repurchase plans, unless:                    FOR

     o    there is clear evidence of past abuse of the
          authority; or                                            AGAINST

     o    the plan contains no safeguards against selective
          buy-backs.                                               AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

--------------------------------------------------------------------------------
Executive and Director Compensation Plans
-----------------------------------------

WFB will analyze on a case-by-case basis proposals on
executive or director compensation plans, with the view that viable compensation programs reward the creation of
stockholder wealth by having a high payout sensitivity to
increases in shareholder value. Such proposals may seek
shareholder approval to adopt a new plan, or to increase
shares reserved for an existing plan.                            CASE-BY-CASE

WFB will review the potential cost and dilutive effect of
the plan. After determining how much the plan will cost, ISS
(Institutional Shareholder Services) evaluates whether the
cost is reasonable by comparing the cost to an allowable
cap. The allowable cap is industry-specific, market
cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the
proposed cost is below the allowable cap, WFB will vote for
the plan. ISS will also apply a pay for performance overlay
in assessing equity-based compensation plans for Russell
3000 companies.                                                      FOR

SHAREHOLDER INFORMATION
-----------------------


If the proposed cost is above the allowable cap, WFB will
vote against the plan.                                             AGAINST

Among the plan features that may result in a vote against the plan are:

     o    plan administrators are given the authority
          to reprice or replace underwater options;
          repricing guidelines will conform to changes in
          the NYSE and NASDAQ listing rules.                       AGAINST

WFB will generally vote for shareholder proposals requiring
performance-based stock options unless the proposal is
overly restrictive or the company demonstrates that it is
using a substantial portion of performance-based awards for
its top executives.                                              CASE-BY-CASE

WFB will vote against shareholder proposals asking the
company to expense stock options. WFB is not opposed to the
concept. However, we currently lack an appropriate
accounting treatment for it at present.                            AGAINST

WFB will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in
determining executive bonuses/compensation.                          FOR

WFB will generally vote against shareholder proposals to ban future stock option grants to executives. This may be
supportable in extreme cases where a company is a serial
repricer, has a huge overhang, or has a highly dilutive,
broad-based (non-approved) plans and is not acting to
correct the situation.                                             AGAINST

WFB will evaluate shareholder proposals asking companies to
adopt holding periods for their executives on a case-by-case basis taking into consideration the company's current
holding period or officer share ownership requirements, as
well as actual officer stock ownership in the company.           CASE-BY-CASE

For certain OBRA-related proposals, WFB will vote for plan
provisions that (a) place a cap on annual grants or amend
administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of
Section 162(m) of the Internal Revenue Code.                     CASE-BY-CASE

In addition, director compensation plans may also include
stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of
stock. WFB will consider these plans based on their voting
power dilution.                                                  CASE-BY-CASE

WFB will generally vote for retirement plans for directors.          FOR

--------------------------------------------------------------------------------
Executive and Director Compensation Plans (continued)
-----------------------------------------------------

Specifically in Japan, WFB will vote against option
plans/grants to directors or employees of "related
companies," even though they meet our criteria for dilution
and exercise price, without adequate disclosure and
justification.                                                     AGAINST

Specifically in the U.K., WFB will vote against directors
who have service contracts of three years, which exceed best practice and any change-in-control provisions. Management
may propose director nominees who have service contracts
that exceed the Combined Code's recommendation of one-year.
(The exceptions to the code would be in cases of new
recruits with longer notice or contract periods, which
should, however, be reduced after the initial period.)             AGAINST

WFB will evaluate compensation proposals (Tax Havens)
requesting share option schemes or amending an existing
share option scheme on a case-by-case basis. Stock options
align management interests with those of shareholders by
motivating executives to maintain stock price appreciation.
Stock options, however, may harm shareholders by diluting
each owner's interest. In addition, exercising options can
shift the balance of voting power by increasing executive
ownership.                                                       CASE-BY-CASE

SHAREHOLDER INFORMATION
-----------------------

--------------------------------------------------------------------------------
Bonus Plans
-----------

WFB will vote for proposals to adopt annual or long-term
cash or cash-and-stock bonus plans on a case-by-case basis.
These plans enable companies qualify for a tax deduction
under the provisions of Section 162(m) of the IRC. Payouts
under these plans may either be in cash or stock and are
usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is
comparable to plans adopted by companies of similar size in
the company's industry and whether it is justified by the
company's performance.                                               FOR

For foreign companies, proposals to authorize bonuses to
directors and statutory auditors who are retiring from the
board will be considered on a case-by-case basis.                CASE-BY-CASE

--------------------------------------------------------------------------------
Deferred Compensation Plans
---------------------------

WFB will generally vote for proposals to adopt or amend
deferred compensation plans as they allow the compensation
committee to tailor the plan to the needs of the executives
or board of directors, unless                                        FOR

     o the proposal is embedded in an executive or director compensation plan that is contrary to guidelines

--------------------------------------------------------------------------------
Disclosure on Executive or Director Compensation
------------------------------------------------
Cap or Restrict Executive or Director Compensation
--------------------------------------------------

WFB will generally vote for shareholder proposals requiring
companies to report on their executive retirement benefits
(deferred compensation, split-dollar life insurance, SERPs,
and pension benefits.                                                FOR

WFB will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements
to a shareholder vote, unless the company's executive
pension plans do not contain excessive benefits beyond what
is offered under employee-wide plans.                                FOR

WFB will generally vote against proposals that (a) seek
additional disclosure of information on executive or
director's pay, or (b) seek to limit executive and director
pay.                                                               AGAINST

--------------------------------------------------------------------------------
Golden and Tin Parachutes
-------------------------

WFB will vote for proposals that seek shareholder
ratification of golden or tin parachutes as shareholders
should have the opportunity to approve or disapprove of
these severance agreements.                                          FOR

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

     o    arrangements guaranteeing key employees
          continuation of base salary for more than three
          years or lump sum payment of more than three
          times base salary plus retirement benefits;            CASE-BY-CASE

     o guarantees of benefits if a key employee voluntarily terminates;

     o guarantees of benefits to employees lower than very senior management; and

     o    indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would
guarantee benefits in a management-led buyout.                     AGAINST

SHAREHOLDER INFORMATION
-----------------------


--------------------------------------------------------------------------------
Reincorporation
---------------

WFB will evaluate a change in a company's state of
incorporation on a case-by-case basis. WFB will analyze the
valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee
savings. WFB will also analyze proposed changes to the
company charter and differences between the states'
corporate governance laws.                                       CASE-BY-CASE

States have adopted various statutes intended to encourage
companies to incorporate in the state. These may include
state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair
price provisions, and disgorgement provisions. WFB will
examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features
the company has adopted to determine whether the
reincorporation is in shareholders' best interests.              CASE-BY-CASE

In addition, WFB will also examine poison pill endorsements, severance pay and labor contract provisions, and
anti-greenmail provisions in the context of a state's
corporate governance laws on a case-by-case basis.               CASE-BY-CASE

WFB will evaluate shareholder proposals requiring offshore
companies to reincorporate into the United States on a
case-by-case basis.                                              CASE-BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

--------------------------------------------------------------------------------
Stakeholder Laws
----------------

WFB will vote against resolutions that would allow the Board to consider stakeholder interests (local communities,
employees, suppliers, creditors, etc.) when faced with a
takeover offer.                                                    AGAINST

Similarly, WFB will vote for proposals to opt out of
stakeholder laws, which permit directors, when taking
action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making.
Such laws allow directors to consider nearly any factor they
deem relevant in discharging their duties.                           FOR

--------------------------------------------------------------------------------
Mergers/Acquisitions and Corporate Restructurings
-------------------------------------------------

WFB will consider proposals on mergers and acquisitions on a case-by-case basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will
take into account the following factors:                         CASE-BY-CASE

     o    anticipated financial and operating benefits;

     o    offer price (cost versus premium);

     o    prospects for the combined companies;

     o    how the deal was negotiated;

In addition, WFB will also consider whether current
shareholders would control a minority of the combined
company's outstanding voting power, and whether a reputable
financial advisor was retained in order to ensure the
protection of shareholders' interests.                           CASE-BY-CASE

On all other business transactions, i.e. corporate
restructuring, spin-offs, asset sales, liquidations, and
restructurings, WFB will analyze such proposals on a
case-by-case basis and utilize the majority of the above
factors in determining what is in the best interests of
shareholders. Specifically, for liquidations, the cost
versus premium factor may not be applicable, but WFB may
also review the compensation plan for executives managing
the liquidation.                                                 CASE-BY-CASE

SHAREHOLDER INFORMATION
-----------------------


--------------------------------------------------------------------------------
Appraisal Rights
----------------

WFB will vote for proposals to restore, or provide
shareholders with rights of appraisal. Rights of appraisal
provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right
to demand a judicial review in order to determine the fair
value of their shares.                                               FOR

--------------------------------------------------------------------------------
Mutual Fund Proxies
-------------------

WFB will usually vote mutual fund proxies as recommended by management.

Proposals may include, and are not limited to, the following
issues:                                                              FOR

     o eliminating the need for annual meetings of mutual fund shareholders;

     o entering into or extending investment advisory agreements and management contracts;

     o permitting securities lending and participation in repurchase agreements;

     o    changing fees and expenses; and

     o    changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

--------------------------------------------------------------------------------
Social and Environmental Proposals
----------------------------------

WFB will generally vote against social and environmental
proposals by shareholders as their impact on share value can rarely be anticipated with any degree of confidence.
Proposals that limit the business activity or capability of
the company or result in significant costs do not benefit
shareholder value.                                                 AGAINST

     o Social and environmental issues that may arise include:

     o    Energy and Environment

     o    Repressive Regimes and Foreign Labor Practices
          (South Africa, Northern Ireland, China)

     o    Military Business

     o    Maquiladora Standards & International Operations
          Policies

     o    World Debt Crisis

     o    Equal Employment Opportunity & Discrimination

     o    Animal Rights

     o    Product Integrity and Marketing

     o    Human Resources Issues

     o    Political and Charitable Contributions

     o    Reference to Sexual Orientation

     o    Pollution or Climate Change

     o    Genetically Engineered Ingredients/Seeds

SHAREHOLDER INFORMATION
-----------------------



                                   APPENDIX C

           ACCOUNTS MANAGED BY VOYAGEUR ASSET MANAGEMENT EQUITY TEAMS

                                                                                                                NET ASSETS
ACCOUNT TYPE                                                        PORTFOLIO STYLE             # ACCOUNTS        ($ MIL)
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                                          Large Cap Growth               137           $6,023.0
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                                          Mid Cap Growth                  29             $773.8
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                                          Small Cap Growth                20             $637.1
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                                          Large Cap Core                  15             $203.0
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                                          All Cap Growth                   2               $9.4
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Commingled Fund                                                     Large Cap Growth                 1              $13.2
-------------------------------------------------------------------------------------------------------------------------------
Commingled Fund                                                     Mid Cap Growth                   1               $0.0
-------------------------------------------------------------------------------------------------------------------------------
Commingled Fund                                                     Small Cap Growth                 1              $18.2
-------------------------------------------------------------------------------------------------------------------------------

Performance Based Separately Managed Account                        Large Cap Growth                 1             $111.6
-------------------------------------------------------------------------------------------------------------------------------
Performance Based Separately Managed Account                        Small Cap Growth                 1             $163.5
-------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
-----------------------


         ACCOUNTS MANAGED BY VOYAGEUR ASSET MANAGEMENT FIXED INCOME TEAM

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                NET ASSETS
      ACCOUNT TYPE                                PORTFOLIO STYLE                               # ACCOUNTS        ($ MIL)
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Short Core                                        21           $1,251.6
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Intermediate Government                           13             $600.4
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Broad Market Core                                 36             $572.4
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Intermediate Core                                 19             $336.2
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Other Taxable and/or municipal                    15             $327.7
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Intermediate Targeted Duration                    16             $300.2
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Core Cash Management                              30             $297.1
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Mortgage Strategy                                  1             $207.6
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Short Tax-Sensitive                                5             $193.5
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        High Quality Intermediate Muni                    26             $136.9
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Extended Intermediate Municipal                   22             $129.2
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Short Intermediate Government                     11             $125.5
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Senior Secured bank loan                           1             $106.4
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Broad Market Core Plus                             4              $69.5
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Enhanced Cash                                      1              $48.9
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Short Intermediate Premium                         3              $25.2
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Intermediate Muni                                 13              $19.4
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        Short Municipal                                    2               $3.7
-------------------------------------------------------------------------------------------------------------------------------
Separately Managed Account                        High Quality Muni Long                             1               $2.7
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Non-Registered Investment Pools                   Core Cash Management                               6           $1,920.5
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Company                     High Quality Intermediate Muni                     1              $11.3
-------------------------------------------------------------------------------------------------------------------------------


                                      C-2